[GRAPHIC]                                                        Exhibit (17)(n)

FUNDS

SEMI-ANNUAL REPORT

JUNE 30, 2005

CLASSES I, S AND ADV


ING PARTNERS, INC.

- ING American Century Large Company Value Portfolio (Formerly, ING Salomon Brothers Investors Value Portfolio)
-  ING American Century Select Portfolio
-  ING American Century Small Cap Value Portfolio
-  ING Baron Small Cap Growth Portfolio
- ING Fundamental Research Portfolio (Formerly, ING Aeltus Enhanced Index Portfolio)
-  ING Goldman Sachs(R) Capital Growth Portfolio
-  ING Goldman Sachs(R) Core Equity Portfolio
-  ING JPMorgan Fleming International Portfolio
-  ING JPMorgan Mid Cap Value Portfolio
-  ING MFS Capital Opportunities Portfolio
-  ING OpCap Balanced Value Portfolio
-  ING Oppenheimer Global Portfolio
-  ING Oppenheimer Strategic Income Portfolio
-  ING PIMCO Total Return Portfolio
-  ING Salomon Brothers Aggressive Growth Portfolio
-  ING Salomon Brothers Fundamental Value Portfolio
-  ING Salomon Brothers Large Cap Growth Portfolio
-  ING T. Rowe Price Diversified Mid Cap Growth Portfolio
-  ING T. Rowe Price Growth Equity Portfolio
-  ING UBS U.S. Large Cap Equity Portfolio
-  ING Van Kampen Comstock Portfolio
-  ING Van Kampen Equity and Income Portfolio


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO SHAREHOLDERS OF THE ING FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE SHAREHOLDERS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER INFORMATION. THIS INFORMATION SHOULD BE READ CAREFULLY.

[ING LOGO]

                                TABLE OF CONTENTS

PRESIDENT'S LETTER                                                             1

MARKET PERSPECTIVE                                                             2

SHAREHOLDER EXPENSE EXAMPLES                                                   4

STATEMENTS OF ASSETS AND LIABILITIES                                          12

STATEMENTS OF OPERATIONS                                                      19

STATEMENTS OF CHANGES IN NET ASSETS                                           25

FINANCIAL HIGHLIGHTS                                                          36

NOTES TO FINANCIAL STATEMENTS                                                 80

PORTFOLIOS OF INVESTMENTS                                                    101

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrants' website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov. Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrants' Forms N-Q are available on the SEC's website at www.sec.gov. The Registrants' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]

Dear Shareholder,

We are in the midst of an exciting time here at ING Funds. We began the year by introducing a new ING global fund that gave investors an opportunity to invest in global companies with a history of attractive dividend yields.

The new fund was a bold and innovative opportunity and it captured the attention of investors. When the fund's initial offering period closed, it proved to be one of the five largest unleveraged closed-end funds in history.

The success of the new fund offering illustrates what ING Funds is really all about: fresh thinking in financial services. The fund's offering success also confirmed something else that we have long believed; namely, that investors are excited about opportunities beyond our shores.

As globalization grows, investment opportunities grow as well. In 1970, only about one-third of equity market capitalization was located abroad; by 2004, that number had jumped to 50 percent(1). It is often said that the world is becoming ever more complicated. This is undoubtedly true in the world of investments where the range of asset classes and investment techniques has never been wider. To take advantage of the opportunities that are now available, it is essential to seek investment partners who have the required breadth and depth of experience -- on a global basis.

Our goal at ING Funds is to deliver innovative investment products that help you, the investor, to achieve your financial dreams. We have also long been committed to uncovering opportunities worldwide.

We will continue to bring you opportunities -- wherever they occur. With access to more than 700 ING investment management professionals who are located around the world and who, in our consideration, deliver exceptional insight into markets in Europe, the Americas and the Asia-Pacific region, we believe we are in a unique position to help you take advantage of the opportunities that the world has to offer.

On behalf of everyone here at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
July 27, 2005

----------
(1)  Morgan Stanley Capital International

     International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

     The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

MARKET PERSPECTIVE:  SIX MONTHS ENDED JUNE 30, 2005

Global stocks posted mixed results in the first half of 2005 with the U.S market finally succumbing to inflation and interest rate fears while many international stocks advanced. As a whole, GLOBAL EQUITIES lost 0.7%, according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, including net reinvested dividends, dragged down by a resurgent DOLLAR, boosted by strong Gross Domestic Product ("GDP") growth, and rising short-term interest rates. The euro was further buffeted by the defeat of a proposal for a European constitution, followed by acrimonious stalemate on a European budget. For the six months, the U.S. dollar rose 11.9% against the euro, 7.1% against the pound and 8.1% against the oil price sensitive yen.

Trends in investment grade U.S. FIXED INCOME securities had been dominated since the middle of 2004 by the flattening of the Treasury yield curve as ten-year yields fell even as the Federal Open Market Committee ("FOMC") raised short-term interest rates five times in 2004 and then twice more in February and March of 2005. The trend had been temporarily broken in the last few weeks of the first quarter as risk appetites soured, but not for long. From April 1, evidence of slowing activity and firming inflation mounted. May saw the curve-flattening trend sustained by the eighth FOMC rate rise. Then Dallas Federal Reserve President Fisher said that the FOMC, after eight rate increases, was in the "eighth inning" of the tightening cycle, sending the ten-year Treasury yield plunging through 4%, squeezing the spread over the 90-day Bill on June 27th to 0.87%, a new low since April of 2001. But on the last day of the quarter the FOMC raised the Federal Funds rate for the ninth time, to 3.25%, and made it perfectly clear that extra innings were about to be played. For the six months, the yield on U.S. 10-year Treasury Notes fell by 0.27% to 3.95%, while the yield on 13-week Treasury Bills rose 0.88% to 3.06%. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 2.5%, and the recovery of investors' risk appetites helped the Lehman Brothers High Yield Bond Index(3) add 1.1%.

The U.S. EQUITIES market in the form of the Standard & Poor's ("S&P") 500 Index(4), lost 0.8% in the first half of 2005 including dividends. At this point the market was trading at a price-to-earnings level of about 15.75 times earnings for the current fiscal year. An early retreat was relieved by encouraging elections in Iraq, an upsurge in merger and acquisition activity and generally better than expected company earnings.

A solid employment report on March 4 propelled the S&P 500 Index to its best close of the quarter the next day. But the sell off was swift amid concerns about inflation and a slowing economy. Investors keenly watched the swirling crosscurrents in the fixed income markets. Falling bond yields make stocks relatively more attractive and have encouraged mortgage refinancing on a massive scale. The funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. However, inexorably rising short-term rates dampen demand and profit margins. Little wonder then that Mr. Fisher's remarks encouraged the market to make a run in June from the previous March 7 high. Although, it was tripped up by the other major influence on stocks in recent quarters: the surging price of oil, which is potentially inflationary through costs and deflationary since it acts like a tax. The price of a barrel of oil for July delivery reached a new record on June 17, stopping the stock market rally in its tracks. June ended on a down note when the FOMC indicated that the tightening game was far from over.

JAPAN EQUITIES fell 5.8%, based on the MSCI Japan Index(5) plus net dividends in dollars, but rose 1.8% in local currency. By month end the broad market was trading at about 15.5 times current fiscal year earnings. The period saw the familiar raft of macro-economic disappointments, but from May the news improved. GDP growth was estimated at 4.9% after three weak quarters. Profits are growing in Japan, by 15.8% in the first quarter, and the banks' bad loan crisis appears to be over.

EUROPEAN EX UK markets jumped 11.3% in local currencies during the first six months of 2005, repeatedly reaching three-year high levels, but fell 1.1% in dollars, according to the MSCI Europe ex UK Index(6) including net dividends. Markets were trading on average at about 13.5 times earnings for the current fiscal year. Such bullish performance belied bearish economic conditions with high unemployment and barely growing economies. This and the political setbacks referred to above served only to depress the euro. Stock markets cheered the weaker currency, while corporate profits held up and merger and acquisition activity revived, allowing stocks to rise in the face of record low bond yields.

The UK market gained 8.1% in sterling, based on the MSCI UK Index(7) including net dividends, making new four-year highs, but only 0.9% in dollars. It was then trading at just under 13 times current fiscal year earnings. The UK economy as a whole has been healthy, with 3.2% growth in 2004 and low unemployment. However, over-stretched consumers and soaring real estate prices held growth in check. Five interest rate increases through August 2004 eventually took their toll. By the end of June, house prices were falling, manufacturing was in decline and GDP growth slowed. The next move in interest rates, in our opinion, clearly is a decrease and it was this expectation, plus a weaker pound that boosted a fairly inexpensive stock market.

----------
(1) The MSCI WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The STANDARD & POOR'S 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUNDS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO www.ingfunds.com TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

                    SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

ACTUAL EXPENSES

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
ING AMERICAN CENTURY                                 VALUE             VALUE          EXPENSE      MONTHS ENDED
LARGE COMPANY VALUE PORTFOLIO                   JANUARY 1, 2005    JUNE 30, 2005       RATIO      JUNE 30, 2005*
-----------------------------                   ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   975.40        1.00%        $     4.90
Class S                                              1,000.00            974.60        1.25               6.12
Class ADV                                            1,000.00            973.70        1.50               7.34
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,019.84        1.00%        $     5.01
Class S                                              1,000.00          1,018.60        1.25               6.26
Class ADV                                            1,000.00          1,017.36        1.50               7.50

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE          EXPENSE      MONTHS ENDED
ING AMERICAN CENTURY SELECT PORTFOLIO           JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
-------------------------------------           ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   966.80        0.66%        $     3.22
Class S                                              1,000.00            965.50        0.91               4.43
Class ADV                                            1,000.00            964.10        1.16               5.65
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,021.52        0.66%        $     3.31
Class S                                              1,000.00          1,020.28        0.91               4.56
Class ADV                                            1,000.00          1,019.04        1.16               5.81

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
ING AMERICAN CENTURY                                 VALUE             VALUE          EXPENSE      MONTHS ENDED
SMALL CAP VALUE PORTFOLIO                       JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
-------------------------                       ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $ 1,024.50        1.30%        $     6.53
Class S                                              1,000.00          1,022.90        1.55               7.77
Class ADV                                            1,000.00          1,022.30        1.80               9.03
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,018.35        1.30%        $     6.51
Class S                                              1,000.00          1,017.11        1.55               7.75
Class ADV                                            1,000.00          1,015.87        1.80               9.00

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE          EXPENSE      MONTHS ENDED
ING BARON SMALL CAP GROWTH PORTFOLIO            JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
------------------------------------            ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $ 1,039.20        1.20%        $     6.07
Class S                                              1,000.00          1,038.10        1.45               7.33
Class ADV                                            1,000.00          1,037.00        1.70               8.59
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,018.84        1.20%        $     6.01
Class S                                              1,000.00          1,017.60        1.45               7.17
Class ADV                                            1,000.00          1,016.36        1.70               8.50

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE          EXPENSE      MONTHS ENDED
ING FUNDAMENTAL RESEARCH PORTFOLIO              JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
----------------------------------              ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   982.80        0.80%        $     3.93
Class S                                              1,000.00            981.60        1.05               5.16
Class ADV                                            1,000.00            980.30        1.30               6.38
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,020.83        0.80%        $     4.01
Class S                                              1,000.00          1,019.59        1.05               5.26
Class ADV                                            1,000.00          1,018.35        1.30               6.51

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE          EXPENSE      MONTHS ENDED
ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO   JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
---------------------------------------------   ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   968.20        1.05%        $     5.12
Class S                                              1,000.00            967.10        1.30               6.34
Class ADV                                            1,000.00            966.20        1.55               7.56
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,019.59        1.05%        $     5.26
Class S                                              1,000.00          1,018.35        1.30               6.51
Class ADV                                            1,000.00          1,017.11        1.55               7.75

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE          EXPENSE      MONTHS ENDED
ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO      JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
------------------------------------------      ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   968.00        0.90%        $     4.39
Class S                                              1,000.00            967.10        1.15               5.61
Class ADV                                            1,000.00            965.40        1.40               6.82
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,020.33        0.90%        $     4.51
Class S                                              1,000.00          1,019.09        1.15               5.76
Class ADV                                            1,000.00          1,017.85        1.40               7.00

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
ING JPMORGAN FLEMING                                 VALUE             VALUE         EXPENSE       MONTHS ENDED
INTERNATIONAL PORTFOLIO                         JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
-----------------------                         ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   974.80        1.00%        $     4.90
Class S                                              1,000.00            973.00        1.25               6.11
Class ADV                                            1,000.00            972.10        1.50               7.33
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,019.84        1.00%        $     5.01
Class S                                              1,000.00          1,018.60        1.25               6.26
Class ADV                                            1,000.00          1,017.36        1.50               7.50

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE         EXPENSE       MONTHS ENDED
ING JPMORGAN MID CAP VALUE PORTFOLIO            JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
------------------------------------            ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $ 1,048.10        1.10%        $     5.59
Class S                                              1,000.00          1,046.80        1.35               6.85
Class ADV                                            1,000.00          1,045.50        1.60               8.11
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,019.34        1.10%        $     5.51
Class S                                              1,000.00          1,018.10        1.35               6.76
Class ADV                                            1,000.00          1,016.86        1.60               8.00

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE         EXPENSE       MONTHS ENDED
ING MFS CAPITAL OPPORTUNITIES PORTFOLIO         JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
---------------------------------------         ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   976.50        0.90%        $     4.41
Class S                                              1,000.00            975.20        1.15               5.63
Class ADV                                            1,000.00            973.90        1.40               6.85
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,020.33        0.90%        $     4.51
Class S                                              1,000.00          1,019.09        1.15               5.76
Class ADV                                            1,000.00          1,017.85        1.40               7.00

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE         EXPENSE       MONTHS ENDED
ING OPCAP BALANCED VALUE PORTFOLIO              JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
----------------------------------              ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $ 1,002.20        1.00%        $     4.96
Class S                                              1,000.00          1,000.70        1.25               6.20
Class ADV                                            1,000.00          1,000.00        1.50               7.44
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,019.84        1.00%        $     5.01
Class S                                              1,000.00          1,018.60        1.25               6.26
Class ADV                                            1,000.00          1,017.36        1.50               7.50

                                                   BEGINNING          ENDING                      EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED     DURING THE
                                                     VALUE             VALUE         EXPENSE     SIX MONTHS ENDED
ING OPPENHEIMER GLOBAL PORTFOLIO                JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
--------------------------------                ---------------    -------------    ----------   ----------------
Actual Fund Return
Class I                                            $ 1,000.00        $   990.60        0.66%        $     3.26
Class S                                              1,000.00            988.90        0.91               4.49
Class ADV                                            1,000.00            988.80        1.15               5.67
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,021.52        0.66%        $     3.31
Class S                                              1,000.00          1,020.28        0.91               4.56
Class ADV                                            1,000.00          1,019.09        1.15               5.76

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE         EXPENSE       MONTHS ENDED
ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO      JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
------------------------------------------      ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $ 1,002.00        0.54%        $     2.68
Class S                                              1,000.00          1,001.00        0.75               3.72
Class ADV                                            1,000.00          1,000.00        1.00               4.96
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,022.12        0.54%        $     2.71
Class S                                              1,000.00          1,021.08        0.75               3.76
Class ADV                                            1,000.00          1,019.84        1.00               5.01

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE         EXPENSE       MONTHS ENDED
ING PIMCO TOTAL RETURN PORTFOLIO                JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
--------------------------------                ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $ 1,026.40        0.85%        $     4.27
Class S                                              1,000.00          1,024.60        1.10               5.52
Class ADV                                            1,000.00          1,022.90        1.35               6.77
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,020.58        0.85%        $     4.26
Class S                                              1,000.00          1,019.34        1.10               5.51
Class ADV                                            1,000.00          1,018.10        1.35               6.76

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
ING SALOMON BROTHERS                                 VALUE             VALUE         EXPENSE       MONTHS ENDED
AGGRESSIVE GROWTH PORTFOLIO                     JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
----------------------------                    ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   975.70        0.81%        $     3.97
Class S                                              1,000.00            974.50        1.06               5.19
Class ADV                                            1,000.00            973.30        1.31               6.41
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,020.78        0.81%        $     4.06
Class S                                              1,000.00          1,019.54        1.06               5.31
Class ADV                                            1,000.00          1,018.30        1.31               6.56

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
ING SALOMON BROTHERS                                 VALUE             VALUE         EXPENSE       MONTHS ENDED
FUNDAMENTAL VALUE PORTFOLIO                     JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
---------------------------                     ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   980.10        1.10%        $     5.40
Class S                                              1,000.00            978.90        1.35               6.62
Class ADV                                            1,000.00            977.60        1.60               7.85
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,019.34        1.10%        $     5.51
Class S                                              1,000.00          1,018.10        1.35               6.76
Class ADV                                            1,000.00          1,016.86        1.60               8.00

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
ING SALOMON BROTHERS                                 VALUE             VALUE         EXPENSE       MONTHS ENDED
LARGE CAP GROWTH PORTFOLIO                      JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
--------------------------                      ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   958.50        0.84%        $     4.08
Class S                                              1,000.00            956.60        1.09               5.52
Class ADV                                            1,000.00            955.70        1.34               6.50
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,020.63        0.84%        $     4.21
Class S                                              1,000.00          1,019.39        1.09               5.46
Class ADV                                            1,000.00          1,018.15        1.34               6.71

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
ING T. ROWE PRICE DIVERSIFIED                        VALUE             VALUE         EXPENSE       MONTHS ENDED
MID CAP GROWTH PORTFOLIO                        JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
-----------------------------                   ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   988.80        0.66%        $     3.25
Class S                                              1,000.00            988.70        0.91               4.49
Class ADV                                            1,000.00            987.40        1.15               5.67
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,021.52        0.66%        $     3.31
Class S                                              1,000.00          1,020.28        0.91               4.56
Class ADV                                            1,000.00          1,019.09        1.15               5.76

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE         EXPENSE       MONTHS ENDED
ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO       JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
-----------------------------------------       ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   986.70        0.75%        $     3.69
Class S                                              1,000.00            985.70        1.00               4.92
Class ADV                                            1,000.00            984.50        1.25               6.15
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,021.08        0.75%        $     3.76
Class S                                              1,000.00          1,019.84        1.00               5.01
Class ADV                                            1,000.00          1,018.60        1.25               6.26

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE          EXPENSE      MONTHS ENDED
ING UBS U.S. LARGE CAP EQUITY PORTFOLIO         JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
---------------------------------------         ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $ 1,017.50        0.85%        $     4.25
Class S                                              1,000.00          1,015.30        1.10               5.50
Class ADV                                            1,000.00          1,014.10        1.35               6.74
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,020.58        0.85%        $     4.26
Class S                                              1,000.00          1,019.34        1.10               5.51
Class ADV                                            1,000.00          1,018.10        1.35               6.76

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE          EXPENSE      MONTHS ENDED
ING VAN KAMPEN COMSTOCK PORTFOLIO               JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
---------------------------------               ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $   987.00        0.88%        $     4.34
Class S                                              1,000.00            985.40        1.13               5.56
Class ADV                                            1,000.00            984.50        1.38               6.79
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,020.43        0.88%        $     4.41
Class S                                              1,000.00          1,019.19        1.13               5.66
Class ADV                                            1,000.00          1,017.95        1.38               6.90

                                                   BEGINNING          ENDING                       EXPENSES PAID
                                                    ACCOUNT           ACCOUNT       ANNUALIZED    DURING THE SIX
                                                     VALUE             VALUE          EXPENSE      MONTHS ENDED
ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO      JANUARY 1, 2005    JUNE 30, 2005      RATIO       JUNE 30, 2005*
------------------------------------------      ---------------    -------------    ----------    --------------
Actual Fund Return
Class I                                            $ 1,000.00        $ 1,018.80        0.57%        $     2.85
Class S                                              1,000.00          1,017.40        0.82               4.10
Class ADV                                            1,000.00          1,016.30        1.07               5.35
Hypothetical (5% return before expenses)
Class I                                            $ 1,000.00        $ 1,021.97        0.57%        $     2.86
Class S                                              1,000.00          1,020.73        0.82               4.11
Class ADV                                            1,000.00          1,019.49        1.07               5.36

----------
* Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

      STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2005 (UNAUDITED)

                                                           ING AMERICAN
                                                           CENTURY LARGE     ING AMERICAN      ING AMERICAN         ING BARON
                                                              COMPANY       CENTURY SELECT   CENTURY SMALL CAP   SMALL CAP GROWTH
                                                          VALUE PORTFOLIO      PORTFOLIO      VALUE PORTFOLIO       PORTFOLIO
                                                          ---------------      ---------      ---------------       ---------
ASSETS:
Investments in securities at value+*                      $    67,456,813   $  477,775,788    $   79,033,195      $   214,750,618
Short-term investments**                                        7,969,422       57,073,182        19,418,464           63,140,873
Cash                                                            3,901,981        3,187,501         4,276,006            4,995,583
Receivables:
    Investment securities sold                                    133,453        1,166,071           506,920            1,329,089
    Fund shares sold                                              627,926               --                --            1,259,121
    Dividends and interest                                         92,337          168,738            72,734               66,274
Unrealized appreciation on forward foreign
  currency contracts                                                   --           46,328                --                   --
                                                          ---------------   --------------    --------------      ---------------
        Total assets                                           80,181,932      539,417,608       103,307,319          285,541,558
                                                          ---------------   --------------    --------------      ---------------
LIABILITIES:
Payable for investment securities purchased                       645,945          514,038         1,193,777            8,800,046
Payable for fund shares redeemed                                    8,665               --                --              531,040
Payable upon receipt of securities loaned                       7,969,422       57,073,182        19,418,464           49,141,767
Payable to custodian due to overdraft foreign
  currencies***                                                        --              285                --                   --
Unrealized depreciation on forward currency contracts                  --           21,973                --                   --
Payable to affiliates                                              70,799          277,763            97,315              247,960
Other accrued expenses and liabilities                                 --              212                --                   --
                                                          ---------------   --------------    --------------      ---------------
        Total liabilities                                       8,694,831       57,887,453        20,709,556           58,720,813
                                                          ---------------   --------------    --------------      ---------------
NET ASSETS                                                $    71,487,101   $  481,530,155    $   82,597,763      $   226,820,745
                                                          ===============   ==============    ==============      ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                           $    62,220,197   $  477,850,563    $   72,695,547      $   181,039,158
Undistributed net investment income
  (accumulated net investment loss)                             1,088,524          948,533           228,340             (975,844)
Accumulated net realized gain (loss) on investments
  and foreign currency related transactions                     4,314,078       (3,242,258)        5,405,637             (340,407)
Net unrealized appreciation on investments
  and foreign currency related transactions                     3,864,302        5,973,317         4,268,239           47,097,838
                                                          ---------------   --------------    --------------      ---------------
NET ASSETS                                                $    71,487,101   $  481,530,155    $   82,597,763      $   226,820,745
                                                          ===============   ==============    ==============      ===============

----------
  + Including securities loaned at value                  $     7,698,845   $   55,367,626    $   18,869,064      $    47,681,465
  * Cost of investments in securities                     $    63,592,511   $  471,823,560    $   74,764,956      $   167,651,886
 ** Cost of short-term investments                        $     7,969,422   $   57,073,182    $   19,418,464      $    63,141,767
*** Cost of foreign currencies                            $            --   $          285    $           --      $            --

CLASS I:
Net Assets                                                $    13,267,385   $  448,235,521    $   34,226,363      $    50,702,917
Shares authorized                                             100,000,000      100,000,000       100,000,000          100,000,000
Par value                                                 $         0.001   $        0.001    $        0.001      $         0.001
Shares outstanding                                                956,291       49,590,566         2,729,344            3,239,393
Net asset value and redemption price per share            $         13.87   $         9.04    $        12.54      $         15.65

CLASS S:
Net Assets                                                $    50,342,011   $    8,329,850    $   41,804,338      $   151,639,841
Shares authorized                                             100,000,000      100,000,000       100,000,000          100,000,000
Par value                                                 $         0.001   $        0.001    $        0.001      $         0.001
Shares outstanding                                              3,646,013          931,023         3,345,344            9,766,359
Net asset value and redemption price per share            $         13.81   $         8.95    $        12.50      $         15.53

CLASS ADV:
Net Assets                                                $     7,877,705   $   24,964,784    $    6,567,062      $    24,477,987
Shares authorized                                             100,000,000      100,000,000       100,000,000          100,000,000
Par value                                                 $         0.001   $        0.001    $        0.001      $         0.001
Shares outstanding                                                575,978        2,813,447           529,766            1,589,603
Net asset value and redemption price per share            $         13.68   $         8.87    $        12.40      $         15.40

                 See Accompanying Notes to Financial Statements

                                                                                                                     ING JPMORGAN
                                                                 ING             ING GOLDMAN        ING GOLDMAN         FLEMING
                                                             FUNDAMENTAL       SACHS(R) CAPITAL    SACHS(R) CORE     INTERNATIONAL
                                                          RESEARCH PORTFOLIO   GROWTH PORTFOLIO   EQUITY PORTFOLIO     PORTFOLIO
                                                          ------------------   ----------------   ----------------     ---------
ASSETS:
Investments in securities at value+*                       $     37,875,097     $   80,664,321     $  102,683,155    $ 731,999,618
Short-term investments at amortized cost                                 --         17,843,183         15,974,850       31,183,563
Repurchase agreement                                              2,113,000                 --                 --               --
Cash                                                                  2,573            994,395            422,162       31,255,061
Cash collateral for futures                                          53,550                 --             72,327               --
Foreign currencies at value**                                            --                 --                 --        1,543,312
Receivables:
    Investment securities sold                                    1,650,187            110,165                 --               --
    Fund shares sold                                                     --             15,817                 --        1,203,298
    Dividends and interest                                           55,350             44,669            131,574        2,022,945
                                                           ----------------     --------------     --------------    -------------
        Total assets                                             41,749,757         99,672,550        119,284,068      799,207,797
                                                           ----------------     --------------     --------------    -------------
LIABILITIES:
Payable for investment securities purchased                       2,237,565                 --                 --               --
Payable for fund shares redeemed                                         --            966,326                 --       24,967,726
Payable for futures variation margin                                  6,000                 --              2,625               --
Payable upon receipt of securities loaned                                --         17,843,183         15,974,850       31,183,563
Payable to affiliates                                                34,342             88,053             98,535          708,591
Other accrued expenses and liabilities                                   --                 --                 --            1,052
                                                           ----------------     --------------     --------------    -------------
        Total liabilities                                         2,277,907         18,897,562         16,076,010       56,860,932
                                                           ----------------     --------------     --------------    -------------
NET ASSETS                                                 $     39,471,850     $   80,774,988     $  103,208,058    $ 742,346,865
                                                           ================     ==============     ==============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                            $     39,562,906     $   94,095,208     $   83,662,159    $ 778,228,481
Undistributed net investment income                                 564,078            154,715          1,169,170       12,578,031
Accumulated net realized gain (loss) on
  investments, foreign currency related
  transactions and futures                                       (1,657,167)       (17,890,198)        12,283,954     (166,281,451)
Net unrealized appreciation on investments,
  foreign currency related transactions and
  futures                                                         1,002,033          4,415,263          6,092,775      117,821,804
                                                           ----------------     --------------     --------------    -------------
NET ASSETS                                                 $     39,471,850     $   80,774,988     $  103,208,058    $ 742,346,865
                                                           ================     ==============     ==============    =============

----------
 + Including securities loaned at value                    $             --     $   17,336,329     $   15,471,847    $  29,899,710
 * Cost of investments in securities                       $     36,859,939     $   76,249,058     $   96,583,728    $ 614,094,460
** Cost of foreign currencies                              $             --     $           --     $           --    $   1,566,560

CLASS I:
Net Assets                                                 $      3,707,397     $    1,706,337     $        1,364    $ 343,684,830
Shares authorized                                               100,000,000        100,000,000        100,000,000      100,000,000
Par value                                                  $          0.001     $        0.001     $        0.001    $       0.001
Shares outstanding                                                  433,026            155,825                105       28,662,992
Net asset value and redemption price per share             $           8.56     $        10.95     $        12.99    $       11.99

CLASS S:
Net Assets                                                 $     32,218,281     $   75,310,558     $  102,528,604    $ 395,994,435
Shares authorized                                               100,000,000        100,000,000        100,000,000      100,000,000
Par value                                                  $          0.001     $        0.001     $        0.001    $       0.001
Shares outstanding                                                3,772,123          6,915,533          7,925,389       33,237,115
Net asset value and redemption price per share             $           8.54     $        10.89     $        12.94    $       11.91

CLASS ADV:
Net Assets                                                 $      3,546,172     $    3,758,093     $      678,090    $   2,667,600
Shares authorized                                               100,000,000        100,000,000        100,000,000      100,000,000
Par value                                                  $          0.001     $        0.001     $        0.001    $       0.001
Shares outstanding                                                  419,309            346,197             52,768          225,409
Net asset value and redemption price per share             $           8.46     $        10.86     $        12.85    $       11.83

                 See Accompanying Notes to Financial Statements

                                                           ING JPMORGAN     ING MFS CAPITAL      ING OPCAP             ING
                                                           MID CAP VALUE    OPPORTUNITIES     BALANCED VALUE       OPPENHEIMER
                                                             PORTFOLIO        PORTFOLIO          PORTFOLIO       GLOBAL PORTFOLIO
                                                          ---------------   --------------    --------------     ----------------
ASSETS:
Investments in securities at value+*                      $   146,142,901   $  206,579,903   $     138,882,453   $  2,102,142,859
Short-term investments**                                       29,620,284       55,037,819          33,617,997        262,654,043
Cash                                                            5,550,664        1,150,341           4,508,071          5,961,302
Foreign currencies at value***                                         --               --                  --          5,970,572
Receivables:
    Investment securities sold                                    119,463               --           4,244,911                 --
    Fund shares sold                                              414,548               --              33,004            327,932
    Dividends and interest                                        194,396          161,259             577,025          3,795,502
                                                          ---------------   --------------   -----------------   ----------------
        Total assets                                          182,042,256      262,929,322         181,863,461      2,380,852,210
                                                          ---------------   --------------   -----------------   ----------------
LIABILITIES:
Payable for investment securities purchased                       277,984          408,141                  --          3,209,860
Payable for fund shares redeemed                                  400,697               --           3,913,497          4,517,555
Payable upon receipt of securities loaned                      29,620,284       55,037,819          33,617,997        238,655,576
Payable to affiliates                                             151,921          156,320             152,051          1,214,351
Other accrued expenses and liabilities                                 --               --                  --            262,421
                                                          ---------------   --------------   -----------------   ----------------
        Total liabilities                                      30,450,886       55,602,280          37,683,545        247,859,763
                                                          ---------------   --------------   -----------------   ----------------
NET ASSETS                                                $   151,591,370   $  207,327,042   $     144,179,916   $  2,132,992,447
                                                          ===============   ==============   =================   ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                           $   131,106,050   $  388,127,220   $     140,014,808   $  2,061,916,623
Undistributed net investment income                               216,944        2,148,603           1,074,951         12,142,671
Accumulated net realized gain (loss) on
  investments and foreign currency related
  transactions                                                  7,686,014     (199,408,566)         (5,782,574)       (14,247,297)
Net unrealized appreciation on investments
  and foreign currency related transactions                    12,582,362       16,459,785           8,872,731         73,180,450
                                                          ---------------   --------------   -----------------   ----------------
NET ASSETS                                                $   151,591,370   $  207,327,042   $     144,179,916   $  2,132,992,447
                                                          ===============   ==============   =================   ================

----------
  + Including securities loaned at value                  $    28,833,492   $   53,132,748   $      32,566,889   $    229,937,397
  * Cost of investments in securities                     $   133,560,539   $  190,120,118   $     130,009,722   $  2,028,901,586
 ** Cost of short-term investments                        $    29,620,284   $   55,037,819   $      33,617,997   $    262,655,576
*** Cost of foreign currencies                            $            --   $           --   $              --   $      6,030,302

CLASS I:
Net Assets                                                $    64,649,874   $  206,747,482   $       4,306,923   $  1,998,388,612
Shares authorized                                             100,000,000      100,000,000         100,000,000        250,000,000
Par value                                                 $         0.001   $        0.001   $           0.001   $          0.001
Shares outstanding                                              4,427,551        7,784,313             319,018        157,612,247
Net asset value and redemption price per share            $         14.60   $        26.56   $           13.50   $          12.68

CLASS S:
Net Assets                                                $    78,367,420   $      341,558   $     136,214,855   $      9,129,731
Shares authorized                                             100,000,000      100,000,000         100,000,000        100,000,000
Par value                                                 $         0.001   $        0.001   $           0.001   $          0.001
Shares outstanding                                              5,388,331           12,955          10,131,820            733,711
Net asset value and redemption price per share            $         14.54   $        26.37   $           13.44   $          12.44

CLASS ADV:
Net Assets                                                $     8,574,076   $      238,002   $       3,658,138   $    125,474,104
Shares authorized                                             100,000,000      100,000,000         100,000,000        100,000,000
Par value                                                 $         0.001   $        0.001   $           0.001   $          0.001
Shares outstanding                                                592,661            9,098             274,655         10,153,869
Net asset value and redemption price per share            $         14.47   $        26.16   $           13.32   $          12.36

                 See Accompanying Notes to Financial Statements

                                                   ING OPPENHEIMER      ING PIMCO          ING SALOMON           ING SALOMON
                                                   STRATEGIC INCOME    TOTAL RETURN    BROTHERS AGGRESSIVE   BROTHERS FUNDAMENTAL
                                                      PORTFOLIO         PORTFOLIO       GROWTH PORTFOLIO       VALUE PORTFOLIO
                                                      ---------         ---------       ----------------       ---------------
ASSETS:
Investments in securities at value+*                $  274,398,979    $  229,350,509    $     818,386,217      $     60,156,810
Short-term investments**                               135,312,140       105,483,512          298,006,606                    --
Cash                                                    41,001,952        13,250,012            5,609,278             5,925,946
Foreign currencies at value***                              59,187         1,473,365                   --                    --
Receivables:
    Investment securities sold                           5,870,119         2,737,782                   --                10,569
    Fund shares sold                                       157,664                --              884,365                 1,822
    Dividends and interest                               3,776,551         1,139,895              236,823                97,771
    Variation margin                                        74,515            82,927                   --                    --
Unrealized appreciation on forward
  foreign currency contracts                             2,264,265           169,200                   --                    --
Upfront payments made on swap
  agreements                                               550,000                --                   --                    --
Unrealized appreciation on swap
  agreements                                               294,878            77,263                   --                    --
                                                    --------------    --------------    -----------------      ----------------
        Total assets                                   463,760,250       353,764,465        1,123,123,289            66,192,918
                                                    --------------    --------------    -----------------      ----------------
LIABILITIES:
Payable for investment securities
  purchased                                             25,934,506        78,762,757                   --               157,061
Payable for fund shares redeemed                         2,704,004                --          125,064,292             1,486,968
Payable for futures variation margin                        22,581            25,858                   --                    --
Payable upon receipt of securities
  loaned                                                61,938,050        42,614,602          176,014,401                    --
Payable to custodian due to foreign
  currency overdraft***                                         --                --                   --                90,339
Unrealized depreciation on forward
  foreign currency contracts                             1,812,033           293,110                   --                    --
Payable to affiliates                                      177,919           180,853              712,560                74,620
Options written                                             37,904           109,949                   --                    --
Upfront payments received on swap
  agreements                                                99,935         1,142,692                   --                    --
Unrealized depreciation on swap
  agreements                                               151,506           291,220                   --                    --
                                                    --------------    --------------    -----------------      ----------------
        Total liabilities                               92,878,438       123,421,041          301,791,253             1,808,988
                                                    --------------    --------------    -----------------      ----------------
NET ASSETS                                          $  370,881,812    $  230,343,424    $     821,332,036      $     64,383,930
                                                    ==============    ==============    =================      ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                     $  367,901,313    $  219,529,329    $     936,404,386      $     57,249,542
Undistributed net investment income
  (accumulated net investment loss)                      3,327,609         5,933,018           (2,166,503)               34,455
Accumulated net realized gain (loss)
  on investments, foreign currency
  related transactions, futures,
  options and swaps                                       (656,473)        2,764,923         (262,622,642)           (2,782,040)
Net unrealized appreciation on
  investments, foreign currency
  related transactions, futures,
  options and swaps                                        309,363         2,116,154          149,716,795             9,881,973
                                                    --------------    --------------    -----------------      ----------------
NET ASSETS                                          $  370,881,812    $  230,343,424    $     821,332,036      $     64,383,930
                                                    ==============    ==============    =================      ================

----------
  + Including securities loaned at value            $   60,519,471    $   41,728,734    $     169,975,972      $             --
  * Cost of investments in securities               $  274,549,328    $  227,724,003    $     668,661,627      $     50,274,837
 ** Cost of short-term investments                  $  135,316,538    $  105,493,210    $     298,014,401      $             --
*** Cost of foreign currencies                      $       41,852    $    1,270,154    $              --      $         90,339

                 See Accompanying Notes to Financial Statements

                                                   ING OPPENHEIMER      ING PIMCO          ING SALOMON           ING SALOMON
                                                   STRATEGIC INCOME    TOTAL RETURN    BROTHERS AGGRESSIVE   BROTHERS FUNDAMENTAL
                                                      PORTFOLIO         PORTFOLIO       GROWTH PORTFOLIO       VALUE PORTFOLIO
                                                      ---------         ---------       ----------------       ---------------
CLASS I:
Net Assets                                          $  306,713,654    $  133,226,760    $     499,557,102      $      3,323,791
Shares authorized                                      100,000,000       100,000,000          100,000,000           100,000,000
Par value                                           $        0.001    $        0.001    $           0.001      $          0.001
Shares outstanding                                      30,250,458        11,803,536           12,817,215               187,463
Net asset value and redemption price
  per share                                         $        10.14    $        11.29    $           38.98      $          17.73

CLASS S:
Net Assets                                          $   59,592,647    $   77,744,035    $     317,082,239      $     44,860,733
Shares authorized                                      100,000,000       100,000,000          100,000,000           100,000,000
Par value                                           $        0.001    $        0.001    $           0.001      $          0.001
Shares outstanding                                       5,888,756         6,921,100            8,206,125             2,547,193
Net asset value and redemption price
  per share                                         $        10.12    $        11.23    $           38.64      $          17.61

CLASS ADV:
Net Assets                                          $    4,575,511    $   19,372,629    $       4,692,695      $     16,199,406
Shares authorized                                      100,000,000       100,000,000          100,000,000           100,000,000
Par value                                           $        0.001    $        0.001    $           0.001      $          0.001
Shares outstanding                                         452,695         1,735,522              122,525               929,744
Net asset value and redemption price
  per share                                         $        10.11    $        11.16    $           38.30      $          17.42

                 See Accompanying Notes to Financial Statements

                                                             ING SALOMON              ING T. ROWE            ING T. ROWE
                                                          BROTHERS LARGE CAP   PRICE DIVERSIFIED MID CAP     PRICE GROWTH
                                                           GROWTH PORTFOLIO        GROWTH PORTFOLIO        EQUITY PORTFOLIO
                                                           ----------------        ----------------        ----------------
ASSETS:
Investments in securities at value+*                      $       63,561,304      $     1,099,994,172      $    913,494,339
Short-term investments at amortized cost                                  --               44,145,876           158,610,296
Cash                                                                 227,703                3,666,325            22,806,566
Foreign currencies at value**                                             --                       --                99,294
Receivables:
    Investment securities sold                                            --                  763,898               600,453
    Fund shares sold                                                      --                       --            74,627,780
    Dividends and interest                                            29,705                  556,255               947,161
                                                          ------------------      -------------------      ----------------
        Total assets                                              63,818,712            1,149,126,526         1,171,185,889
                                                          ------------------      -------------------      ----------------
LIABILITIES:
Payable for investment securities purchased                               --                3,108,179             4,914,845
Payable for fund shares redeemed                                          --                       --               658,663
Payable upon receipt of securities loaned                                 --               44,145,876           158,610,296
Payable to custodian due to foreign currency
  overdraft**                                                             --                    4,145                    --
Payable to affiliates                                                 59,839                  630,053               611,825
                                                          ------------------      -------------------      ----------------
        Total liabilities                                             59,839               47,888,253           164,795,629
                                                          ------------------      -------------------      ----------------
NET ASSETS                                                $       63,758,873      $     1,101,238,273      $  1,006,390,260
                                                          ==================      ===================      ================

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                           $       58,149,180      $     1,034,510,865      $    930,767,652
Undistributed net investment income
  (accumulated net investment loss)                                  (93,073)                (290,494)            6,471,528
Accumulated net realized gain (loss) on investments
  and foreign currency related transactions                        5,836,564               16,739,478           (37,777,001)
Net unrealized appreciation (depreciation) on
  investments and foreign currency related transactions             (133,798)              50,278,424           106,928,081
                                                          ------------------      -------------------      ----------------
NET ASSETS                                                $       63,758,873      $     1,101,238,273      $  1,006,390,260
                                                          ==================      ===================      ================

----------
 + Including securities loaned at value                   $               --      $        42,475,721      $    153,734,548
 * Cost of investments in securities                      $       63,695,102      $     1,049,715,802      $    806,557,090
** Cost of foreign currencies                             $               --      $             4,199      $        100,455

CLASS I:
Net Assets                                                $       20,986,183      $     1,014,554,535      $    825,756,909
Shares authorized                                                100,000,000              250,000,000           100,000,000
Par value                                                 $            0.001      $             0.001      $          0.001
Shares outstanding                                                 1,783,409              127,154,381            16,799,508
Net asset value and redemption price per share            $            11.77      $              7.98      $          49.15

CLASS S:
Net Assets                                                $       13,956,104      $        20,534,716      $     96,009,730
Shares authorized                                                100,000,000              100,000,000           100,000,000
Par value                                                 $            0.001      $             0.001      $          0.001
Shares outstanding                                                 1,193,575                2,598,476             1,968,620
Net asset value and redemption price per share            $            11.69      $              7.90      $          48.77

CLASS ADV:
Net Assets                                                $       28,816,586      $        66,149,022      $     84,623,621
Shares authorized                                                100,000,000              100,000,000           100,000,000
Par value                                                 $            0.001      $             0.001      $          0.001
Shares outstanding                                                 2,475,960                8,439,122             1,749,222
Net asset value and redemption price per share            $            11.64      $              7.84      $          48.38

                 See Accompanying Notes to Financial Statements

                                                              ING UBS        ING VAN KAMPEN    ING VAN KAMPEN
                                                           U.S. LARGE CAP       COMSTOCK         EQUITY AND
                                                          EQUITY PORTFOLIO     PORTFOLIO      INCOME PORTFOLIO
                                                          ----------------     ---------      ----------------
ASSETS:
Investments in securities at value+*
Short-term investments**                                  $    258,030,594   $  487,615,538   $  1,036,614,159
Cash                                                            47,426,461       51,005,227         51,496,710
Foreign currencies at value***                                   4,744,845        5,019,062          5,294,946
Receivables:                                                            --               --              1,339
    Investment securities sold                                     399,211          173,782          1,203,232
    Fund shares sold                                                20,872               --                 --
    Dividends and interest                                         231,100        1,018,619          4,272,853
                                                          ----------------   --------------   ----------------
        Total assets                                           310,853,083      544,832,228      1,098,883,239
                                                          ----------------   --------------   ----------------
LIABILITIES:
Payable for investment securities purchased                        308,543          574,857          2,941,527
Payable for fund shares redeemed                                 1,272,476               --                 --
Payable upon receipt of securities loaned                       47,426,461        2,008,358                 --
Payable to affiliates                                              185,904          480,648            523,809
                                                          ----------------   --------------   ----------------
        Total liabilities                                       49,193,384        3,063,863          3,465,336
                                                          ----------------   --------------   ----------------
NET ASSETS                                                $    261,659,699   $  541,768,365   $  1,095,417,903
                                                          ================   ==============   ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                           $    336,500,179   $  476,732,551   $  1,054,403,465
Undistributed net investment income                              3,573,217        6,206,462         10,000,781
Accumulated net realized gain (loss) on investments
  and foreign currency related transactions                   (103,914,428)      33,398,728            (99,874)
Net unrealized appreciation on investments and
  foreign currency related transactions                         25,500,731       25,430,624         31,113,531
                                                          ----------------   --------------   ----------------
NET ASSETS                                                $    261,659,699   $  541,768,365   $  1,095,417,903
                                                          ================   ==============   ================

----------
  + Including securities loaned at value                  $     46,035,683   $    1,956,459   $             --
  * Cost of investments in securities                     $    232,529,863   $  462,181,783   $  1,005,497,185
 ** Cost of short-term investments                        $     47,426,461   $   51,008,358   $     51,500,000
*** Cost of foreign currencies                            $             --   $           --   $          1,492

CLASS I:
Net Assets                                                $    257,069,655   $   91,310,885   $  1,049,939,534
Shares authorized                                              100,000,000      100,000,000        100,000,000
Par value                                                 $          0.001   $        0.001   $          0.001
Shares outstanding                                              29,442,495        7,500,689         30,802,565
Net asset value and redemption price per share            $           8.73   $        12.17   $          34.09

CLASS S:
Net Assets                                                $      4,466,637   $  433,969,151   $     32,736,782
Shares authorized                                              100,000,000      100,000,000        100,000,000
Par value                                                 $          0.001   $        0.001   $          0.001
Shares outstanding                                                 516,302       35,824,577            964,396
Net asset value and redemption price per share            $           8.65   $        12.11   $          33.95

CLASS ADV:
Net Assets                                                $        123,407   $   16,488,329   $     12,741,587
Shares authorized                                              100,000,000      100,000,000        100,000,000
Par value                                                 $          0.001   $        0.001   $          0.001
Shares outstanding                                                  14,283        1,370,717            378,792
Net asset value and redemption price per share            $           8.64   $        12.03   $          33.64

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

                                                           ING AMERICAN
                                                           CENTURY LARGE     ING AMERICAN      ING AMERICAN         ING BARON
                                                              COMPANY       CENTURY SELECT   CENTURY SMALL CAP   SMALL CAP GROWTH
                                                          VALUE PORTFOLIO     PORTFOLIO       VALUE PORTFOLIO       PORTFOLIO
                                                          ---------------     ---------       ---------------       ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                 $       745,842   $    1,897,848   $         751,405   $        228,123
Interest                                                           13,702           20,300              12,280             71,127
Securities lending income                                              80            4,503               3,493             42,871
                                                          ---------------   --------------   -----------------   ----------------
    Total investment income                                       759,624        1,922,651             767,178            342,121
                                                          ---------------   --------------   -----------------   ----------------
EXPENSES:
Investment management fees                                        283,171        1,042,512             368,678            784,825
Distribution and service fees:
    Class S                                                        69,846           13,552              48,299            156,517
    Class ADV                                                      20,972           66,416              13,764             53,462
Administrative service fees                                        70,793           32,576             147,470            369,328
                                                          ---------------   --------------   -----------------   ----------------
    Total expenses                                                444,782        1,155,056             578,211          1,364,132
    Net waived and reimbursed fees                                     --               --             (36,867)           (46,167)
                                                          ---------------   --------------   -----------------   ----------------
    Net expenses                                                  444,782        1,155,056             541,344          1,317,965
                                                          ---------------   --------------   -----------------   ----------------
Net investment income (loss)                                      314,842          767,595             225,834           (975,844)
                                                          ---------------   --------------   -----------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
    Investments                                                 5,558,415         (410,055)          4,452,859          3,820,989
    Foreign currency related transactions                              --        2,168,921                  --                 --
    Payment by affiliate from net loss realized
      on disposal of investments in violation
      of restrictions                                                  --              389                  --                 --
                                                          ---------------   --------------   -----------------   ----------------
Net realized gain on investments, foreign
  currency related transactions and
  payment by affiliate                                          5,558,415        1,759,255           4,452,859          3,820,989
                                                          ---------------   --------------   -----------------   ----------------
Net change in unrealized appreciation
  or depreciation on:
    Investments                                                (7,843,850)      (1,025,783)         (2,647,417)         5,150,186
    Foreign currency related transactions                              --          199,194                  --                 --
                                                          ---------------   --------------   -----------------   ----------------
Net change in unrealized appreciation
  or depreciation on investments and foreign
  currency related transactions                                (7,843,850)        (826,589)         (2,647,417)         5,150,186
                                                          ---------------   --------------   -----------------   ----------------
Net realized and unrealized gain (loss) on
  investments, foreign currency related
  transactions and payment by affiliate                        (2,285,435)         932,666           1,805,442          8,971,175
                                                          ---------------   --------------   -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $    (1,970,593)  $    1,700,261   $       2,031,276   $      7,995,331
                                                          ===============   ==============   =================   ================

----------
* Foreign taxes                                           $        16,393   $       67,090   $              --   $             92

                 See Accompanying Notes to Financial Statements

                                                                                                                     ING JPMORGAN
                                                                 ING             ING GOLDMAN        ING GOLDMAN         FLEMING
                                                             FUNDAMENTAL       SACHS(R) CAPITAL    SACHS(R) CORE     INTERNATIONAL
                                                          RESEARCH PORTFOLIO   GROWTH PORTFOLIO   EQUITY PORTFOLIO     PORTFOLIO
                                                          ------------------   ----------------   ----------------     ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                 $          361,796   $        467,009   $        875,899   $  10,916,206
Interest                                                              11,628              1,543              3,785         116,183
Securities lending income                                                 --                687              2,591          31,521
                                                          ------------------   ----------------   ----------------   -------------
    Total investment income                                          373,424            469,239            882,275      11,063,910
                                                          ------------------   ----------------   ----------------   -------------
EXPENSES:
Investment management fees                                           128,149            364,660            372,778       2,606,968
Distribution and service fees:
    Class S                                                           44,420             99,611            132,541         360,654
    Class ADV                                                          8,792             11,162              1,182           6,004
Administrative service fees                                           42,717             85,752            106,508         651,748
                                                          ------------------   ----------------   ----------------   -------------
    Total expenses                                                   224,078            561,185            613,009       3,625,374
                                                          ------------------   ----------------   ----------------   -------------
Net investment income (loss)                                         149,346            (91,946)           269,266       7,438,536
                                                          ------------------   ----------------   ----------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY
  RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
    Investments                                                    2,001,904            475,507          1,364,045       4,817,479
    Foreign currency related transactions                                 --                 --                 --        (304,152)
    Futures                                                           10,684                 --            (21,792)             --
                                                          ------------------   ----------------   ----------------   -------------
Net realized gain on investments, foreign
  currency related transactions and futures                        2,012,588            475,507          1,342,253       4,513,327
                                                          ------------------   ----------------   ----------------   -------------
Net change in unrealized appreciation
  or depreciation on:
    Investments                                                   (3,035,806)        (3,634,172)        (5,438,084)    (27,199,521)
    Foreign currency related transactions                             (2,245)                --             (3,301)        (79,606)
    Futures                                                          (13,125)                --             (6,652)             --
                                                          ------------------   ----------------   ----------------   -------------
Net change in unrealized appreciation or
  depreciation on investments, foreign
  currency related transactions and futures                       (3,051,176)        (3,634,172)        (5,448,037)    (27,279,127)
                                                          ------------------   ----------------   ----------------   -------------

Net realized and unrealized loss on
  investments, foreign currency related
  transactions and futures                                        (1,038,588)        (3,158,665)        (4,105,784)    (22,765,800)
                                                          ------------------   ----------------   ----------------   -------------

DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $         (889,242)  $     (3,250,611)  $     (3,836,518)  $ (15,327,264)
                                                          ==================   ================   ================   =============

----------
* Foreign taxes                                           $            2,368   $            331   $             --   $   1,329,607

                 See Accompanying Notes to Financial Statements

                                                               ING             ING             ING             ING
                                                            JPMORGAN       MFS CAPITAL        OPCAP         OPPENHEIMER
                                                          MID CAP VALUE   OPPORTUNITIES   BALANCED VALUE      GLOBAL
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                            ---------       ---------       ---------        ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                 $   1,007,826   $   1,409,872   $      720,124   $  16,814,345
Interest                                                         22,193           6,432          746,671         340,622
Securities lending income                                         3,168          27,279           12,799          11,812
Other                                                                --              --               --          (1,764)
                                                          -------------   -------------   --------------   -------------
    Total investment income                                   1,033,187       1,443,583        1,479,594      17,165,015
                                                          -------------   -------------   --------------   -------------
EXPENSES:
Investment management fees                                      485,851         702,257          614,204       4,186,734
Distribution and service fees:
    Class S                                                      88,253             516          182,257          17,874
    Class ADV                                                    15,409             598            9,134         305,880
Administrative service fees                                     226,730         270,099          153,552         418,663
                                                          -------------   -------------   --------------   -------------
    Total expenses                                              816,243         973,470          959,147       4,929,151
    Net waived and reimbursed fees                                   --              --               --          (6,118)
                                                          -------------   -------------   --------------   -------------
    Net expenses                                                816,243         973,470          959,147       4,923,033
                                                          -------------   -------------   --------------   -------------
Net investment income                                           216,944         470,113          520,447      12,241,982
                                                          -------------   -------------   --------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
    Investments                                               6,685,113       8,106,478        3,204,667     (15,359,230)
    Foreign currency related transactions                            --             (37)              --         122,816
                                                          -------------   -------------   --------------   -------------
Net realized gain (loss) on investments
  and foreign currency related transactions                   6,685,113       8,106,441        3,204,667     (15,236,414)
                                                          -------------   -------------   --------------   -------------
Net change in unrealized appreciation
  or depreciation on:
    Investments                                                (521,086)    (14,374,801)      (3,933,814)     52,365,274
    Foreign currency related transactions                            --              --               --        (154,137)
                                                          -------------   -------------   --------------   -------------
Net change in unrealized appreciation
  or depreciation on investments and foreign
  currency related transactions                                (521,086)    (14,374,801)      (3,933,814)     52,211,137
                                                          -------------   -------------   --------------   -------------
Net realized and unrealized gain (loss) on
  investments and foreign currency
  related transactions                                        6,164,027      (6,268,360)        (729,147)     36,974,723
                                                          -------------   -------------   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $   6,380,971   $  (5,798,247)  $     (208,700)  $  49,216,705
                                                          =============   =============   ==============   =============

----------
* Foreign taxes                                           $       2,125   $      22,631   $        9,676   $   1,709,460

                 See Accompanying Notes to Financial Statements

                                                                ING              ING               ING                 ING
                                                            OPPENHEIMER         PIMCO       SALOMON BROTHERS    SALOMON BROTHERS
                                                          STRATEGIC INCOME   TOTAL RETURN   AGGRESSIVE GROWTH   FUNDAMENTAL VALUE
                                                             PORTFOLIO        PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                             ---------        ---------         ---------           ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                 $          1,053   $     18,348   $       1,839,710   $         448,987
Interest                                                         3,969,981      3,099,095             207,953              30,268
Securities lending income                                           29,178          9,024              78,005                 303
Other                                                                   --            467                  --                  --
                                                          ----------------   ------------   -----------------   -----------------
    Total investment income                                      4,000,212      3,126,934           2,125,668             479,558
                                                          ----------------   ------------   -----------------   -----------------
EXPENSES:
Investment management fees                                         605,372        499,819           3,166,279             295,561
Distribution and service fees:
    Class S                                                         74,379         95,566             507,290              59,917
    Class ADV                                                        9,522         40,050              10,148              36,242
Administrative service fees                                         48,430        349,872             608,454              65,681
                                                          ----------------   ------------   -----------------   -----------------
    Total expenses                                                 737,703        985,307           4,292,171             457,401
    Net waived and reimbursed fees                                 (12,677)            --                  --                  --
                                                          ----------------   ------------   -----------------   -----------------
    Net expenses                                                   725,026        985,307           4,292,171             457,401
                                                          ----------------   ------------   -----------------   -----------------
Net investment income (loss)                                     3,275,186      2,141,627          (2,166,503)             22,157
                                                          ----------------   ------------   -----------------   -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCY
  RELATED TRANSACTIONS, FUTURES,
  OPTIONS AND SWAPS:
Net realized gain (loss) on:
    Investments                                                   (870,975)      (219,077)         33,524,334           2,040,517
    Foreign currency related transactions                          742,736        659,676                  --              (1,156)
    Futures, options and swaps                                    (220,999)       410,786                  --                  --
    Net gain realized on disposal of
      investments in violation of restrictions                          --             --              19,448                  --
                                                          ----------------   ------------   -----------------   -----------------
Net realized gain (loss) on investments,
  foreign currency related transactions,
  futures, options and swaps                                      (349,238)       851,385          33,543,782           2,039,361
                                                          ----------------   ------------   -----------------   -----------------
Net change in unrealized appreciation
  or depreciation on:
    Investments                                                   (889,093)       901,157         (58,906,618)         (3,782,623)
    Foreign currency related transactions                          452,492      1,308,719                  --                  --
    Futures, options and swaps                                      87,526         48,794                  --                  --
                                                          ----------------   ------------   -----------------   -----------------
Net change in unrealized appreciation
  or depreciation on investments,
  foreign currency related transactions,
  futures, options and swaps                                      (349,075)     2,258,670         (58,906,618)         (3,782,623)
                                                          ----------------   ------------   -----------------   -----------------
Net realized and unrealized gain (loss) on
  investments, foreign currency related
  transactions, futures, options and swaps                        (698,313)     3,110,055         (25,362,836)         (1,743,262)
                                                          ----------------   ------------   -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                         $      2,576,873   $  5,251,682   $     (27,529,339)  $      (1,721,105)
                                                          ================   ============   =================   =================

----------
* Foreign taxes                                           $         83,753   $         --   $          23,180   $          12,082

                 See Accompanying Notes to Financial Statements

                                                                                        ING
                                                                      ING          T. ROWE PRICE        ING
                                                               SALOMON BROTHERS     DIVERSIFIED    T. ROWE PRICE
                                                               LARGE CAP GROWTH   MID CAP GROWTH   GROWTH EQUITY
                                                                   PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                   ---------         ---------       ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                      $        266,563    $    2,378,770    $   5,170,520
Interest                                                                    522               278          166,156
Securities lending income                                                    --            26,276           11,335
                                                               ----------------    --------------    -------------
    Total investment income                                             267,085         2,405,324        5,348,011
                                                               ----------------    --------------    -------------
EXPENSES:
Investment management fees                                              203,107         2,415,725        2,691,212
Distribution and service fees:
    Class S                                                              18,401            30,843           24,125
    Class ADV                                                            75,178           177,268          196,652
Administrative service fees                                              63,472            75,486          672,793
                                                               ----------------    --------------    -------------
    Total expenses                                                      360,158         2,699,322        3,584,782
    Net waived and reimbursed fees                                           --            (3,504)              --
                                                               ----------------    --------------    -------------
    Net expenses                                                        360,158         2,695,818        3,584,782
                                                               ----------------    --------------    -------------
Net investment income (loss)                                            (93,073)         (290,494)       1,763,229
                                                               ----------------    --------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS:
Net realized gain (loss) on:
    Investments                                                        (186,504)       (1,829,290)      20,985,230
    Foreign currency related transactions                                    --            18,858         (208,333)
                                                               ----------------    --------------    -------------
Net realized gain (loss) on investments and
  foreign currency related transactions                                (186,504)       (1,810,432)      20,776,897
                                                               ----------------    --------------    -------------
Net change in unrealized appreciation or depreciation on:
    Investments                                                      (2,499,375)       31,696,529      (35,258,309)
    Foreign currency related transactions                                    --                54          (12,820)
                                                               ----------------    --------------    -------------
Net change in unrealized appreciation or depreciation on
  investments and foreign currency related transactions              (2,499,375)       31,696,583      (35,271,129)
                                                               ----------------    --------------    -------------
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                              (2,685,879)       29,886,151      (14,494,232)
                                                               ----------------    --------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $     (2,778,952)   $   29,595,657    $ (12,731,003)
                                                               ================    ==============    =============

----------
* Foreign taxes                                                $             --    $           25    $     167,351

                 See Accompanying Notes to Financial Statements

                                                                     ING               ING                ING
                                                                   UBS U.S.         VAN KAMPEN        VAN KAMPEN
                                                               LARGE CAP EQUITY      COMSTOCK       EQUITY & INCOME
                                                                  PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                                  ---------          ---------         ---------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                      $      2,303,106   $     5,453,066   $     7,461,485
Interest                                                                 17,037           209,800         3,869,244
Securities lending income                                                 7,790            10,749                49
                                                               ----------------   ---------------   ---------------
    Total investment income                                           2,327,933         5,673,615        11,330,778
                                                               ----------------   ---------------   ---------------
EXPENSES:
Investment management fees                                              908,770         1,365,760         2,122,414
Distribution and service fees:
    Class S                                                               3,601           454,258            40,330
    Class ADV                                                               154            34,112            27,616
Administrative service fees                                             194,737           796,688            77,173
                                                               ----------------   ---------------   ---------------
    Total expenses                                                    1,107,262         2,650,818         2,267,533
    Net waived and reimbursed fees                                           --          (159,337)               --
                                                               ----------------   ---------------   ---------------
    Net expenses                                                      1,107,262         2,491,481         2,267,533
                                                               ----------------   ---------------   ---------------
Net investment income                                                 1,220,671         3,182,134         9,063,245
                                                               ----------------   ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
    Investments                                                       5,060,751        12,713,904          (922,573)
    Foreign currency related transactions                                    --                --            47,928
                                                               ----------------   ---------------   ---------------
Net realized gain (loss) on investments and foreign currency
  related transactions                                                5,060,751        12,713,904          (874,645)
                                                               ----------------   ---------------   ---------------
Net change in unrealized appreciation or depreciation on:
    Investments                                                      (1,826,826)      (20,755,298)       18,652,348
    Foreign currency related transactions                                    --                --              (153)
                                                               ----------------   ---------------   ---------------
Net change in unrealized appreciation or depreciation
  on investments and foreign currency related transactions           (1,826,826)      (20,755,298)      18,652,195
                                                               ----------------   ---------------   ---------------
Net realized and unrealized gain (loss) on investments and
  foreign currency related transactions                               3,233,925        (8,041,394)       17,777,550
                                                               ----------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $      4,454,596   $    (4,859,260)  $    26,840,795
                                                               ================   ===============   ===============

----------
* Foreign taxes                                                $             --   $        84,274   $       220,359

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                         ING AMERICAN CENTURY             ING AMERICAN CENTURY
                                                                    LARGE COMPANY VALUE PORTFOLIO           SELECT PORTFOLIO
                                                                    ------------------------------   ------------------------------
                                                                      SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                                                        ENDED           ENDED            ENDED           ENDED
                                                                       JUNE 30,      DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                                         2005            2004             2005            2004
                                                                         ----            ----             ----            ----
FROM OPERATIONS:
Net investment income (loss)                                        $      314,842  $      774,263   $      767,595  $     (202,910)
Net realized gain on investments, foreign currency
  transactions and payment by affiliate                                  5,558,415       3,164,747        1,759,255       9,509,329
Net change in unrealized appreciation or depreciation
  on investments and foreign currency transactions                      (7,843,850)      2,972,327         (826,589)     (2,714,442)
                                                                    --------------  --------------   --------------  --------------
  Net increase (decrease) in net assets resulting
    from operations                                                     (1,970,593)      6,911,337        1,700,261       6,591,977
                                                                    --------------  --------------   --------------  --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                     --         (19,821)              --              --
    Class S                                                                     --        (499,364)              --              --
    Class ADV                                                                   --         (49,520)              --              --
                                                                    --------------  --------------   --------------  --------------
Total distributions                                                             --        (568,705)              --              --
                                                                    --------------  --------------   --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        15,769,616      14,836,273      278,136,431     228,406,674
Dividends reinvested                                                            --         568,705               --              --
                                                                    --------------  --------------   --------------  --------------
                                                                        15,769,616      15,404,978      278,136,431     228,406,674
Cost of shares redeemed                                                (20,218,726)    (15,777,594)     (44,377,146)    (46,520,781)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                            (4,449,110)       (372,616)     233,759,285     181,885,893
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease) in net assets                                   (6,419,703)      5,970,016      235,459,546     188,477,870
                                                                    --------------  --------------   --------------  --------------

NET ASSETS:
Beginning of period                                                     77,906,804      71,936,788      246,070,609      57,592,739
                                                                    --------------  --------------   --------------  --------------
End of period                                                       $   71,487,101  $   77,906,804   $  481,530,155  $  246,070,609
                                                                    ==============  ==============   ==============  ==============
Undistributed net investment income at end of period                $    1,088,524  $      773,682   $      948,533  $      180,938
                                                                    ==============  ==============   ==============  ==============

                 See Accompanying Notes to Financial Statements

                                                                      ING AMERICAN CENTURY               ING BARON SMALL CAP
                                                                   SMALL CAP VALUE PORTFOLIO               GROWTH PORTFOLIO
                                                                 ------------------------------    --------------------------------
                                                                  SIX MONTHS          YEAR           SIX MONTHS          YEAR
                                                                     ENDED            ENDED             ENDED            ENDED
                                                                   JUNE 30,       DECEMBER 31,        JUNE 30,       DECEMBER 31,
                                                                     2005             2004              2005             2004
                                                                     ----             ----              ----             ----
FROM OPERATIONS:
Net investment income (loss)                                     $     225,834    $      70,477    $      (975,844) $      (915,140)
Net realized gain (loss) on investments and foreign
  currency related transactions                                      4,452,859        5,269,264          3,820,989       (3,243,640)
Net change in unrealized appreciation or depreciation
  on investments and foreign currency related transactions          (2,647,417)       4,289,625          5,150,186       31,610,332
                                                                 -------------    -------------    ---------------  ---------------
  Net increase in net assets resulting from operations               2,031,276        9,629,366          7,995,331       27,451,552
                                                                 -------------    -------------    ---------------  ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                 --          (53,804)                --               --
    Class S                                                                 --           (9,978)                --               --
Net realized gains:
    Class I                                                                 --       (1,720,743)                --               --
    Class S                                                                 --       (2,337,402)                --               --
    Class ADV                                                               --         (327,424)                --               --
                                                                 -------------    -------------    ---------------  ---------------
Total distributions                                                         --       (4,449,351)                --               --
                                                                 -------------    -------------    ---------------  ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    15,854,271       49,551,353         72,140,364       91,041,407
Dividends reinvested                                                        --        4,449,351                 --               --
                                                                 -------------    -------------    ---------------  ---------------
                                                                    15,854,271       54,000,704         72,140,364       91,041,407
Cost of shares redeemed                                             (6,802,527)     (10,879,758)       (14,486,698)     (15,993,010)
                                                                 -------------    -------------    ---------------  ---------------
Net increase in net assets resulting from
  capital share transactions                                         9,051,744       43,120,946         57,653,666       75,048,397
                                                                 -------------    -------------    ---------------  ---------------
Net increase in net assets                                          11,083,020       48,300,961         65,648,997      102,499,949
                                                                 -------------    -------------    ---------------  ---------------

NET ASSETS:
Beginning of period                                                 71,514,743       23,213,782        161,171,748       58,671,799
                                                                 -------------    -------------    ---------------  ---------------
End of period                                                    $  82,597,763    $  71,514,743    $   226,820,745  $   161,171,748
                                                                 =============    =============    ===============  ===============

Undistributed net investment income (accumulated net
  investment loss) at end of period                              $     228,340    $       2,506    $      (975,844) $            --
                                                                 =============    =============    ===============  ===============

                 See Accompanying Notes to Financial Statements

                                                                            ING FUNDAMENTAL           ING GOLDMAN SACHS(R) CAPITAL
                                                                           RESEARCH PORTFOLIO              GROWTH PORTFOLIO
                                                                     ------------------------------  ------------------------------
                                                                       SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                         ENDED            ENDED          ENDED           ENDED
                                                                        JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                                                          2005            2004            2005            2004
                                                                          ----            ----            ----            ----
FROM OPERATIONS:
Net investment income (loss)                                         $      149,346   $     416,677  $      (91,946) $      251,129
Net realized gain (loss) on investments, foreign
  currency related transactions and futures                               2,012,588       1,119,788         475,507      (2,116,669)
Net change in unrealized appreciation or depreciation
  on investments, foreign currency related transactions
  and futures                                                            (3,051,176)      2,699,833      (3,634,172)      9,678,762
                                                                     --------------   -------------  --------------  --------------
  Net increase (decrease) in net assets resulting
    from operations                                                        (889,242)      4,236,298      (3,250,611)      7,813,222
                                                                     --------------   -------------  --------------  --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                      --         (30,448)             --          (5,353)
    Class S                                                                      --        (221,996)             --         (38,908)
    Class ADV                                                                    --         (14,333)             --              --
                                                                     --------------   -------------  --------------  --------------
Total distributions                                                              --        (266,777)             --         (44,261)
                                                                     --------------   -------------  --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          3,044,300      12,671,341       3,650,366       8,567,337
Dividends reinvested                                                             --         266,777              --          44,261
                                                                     --------------   -------------  --------------  --------------
                                                                          3,044,300      12,938,118       3,650,366       8,611,598
Cost of shares redeemed                                                 (10,011,990)    (12,508,582)    (14,856,520)    (17,662,517)
                                                                     --------------   -------------  --------------  --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                             (6,967,690)        429,536     (11,206,154)     (9,050,919)
                                                                     --------------   -------------  --------------  --------------
Net increase (decrease) in net assets                                    (7,856,932)      4,399,057     (14,456,765)     (1,281,958)
                                                                     --------------   -------------  --------------  --------------

NET ASSETS:
Beginning of period                                                      47,328,782      42,929,725      95,231,753      96,513,711
                                                                     --------------   -------------  --------------  --------------
End of period                                                        $   39,471,850   $  47,328,782  $   80,774,988  $   95,231,753
                                                                     ==============   =============  ==============  ==============
Undistributed net investment income at end of period                 $      564,078   $     414,732  $      154,715  $      246,661
                                                                     ==============   =============  ==============  ==============

                 See Accompanying Notes to Financial Statements

                                                                          ING GOLDMAN SACHS(R)              ING JPMORGAN FLEMING
                                                                         CORE EQUITY PORTFOLIO          INTERNATIONAL PORTFOLIO
                                                                    -------------------------------  ------------------------------
                                                                      SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                                                        ENDED            ENDED           ENDED           ENDED
                                                                       JUNE 30,      DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                                         2005            2004             2005            2004
                                                                         ----            ----             ----            ----
FROM OPERATIONS:
Net investment income                                               $      269,266    $     907,307  $    7,438,536  $    5,600,715
Net realized gain on investments, foreign currency
  related transactions and futures                                       1,342,253       11,223,685       4,513,327       9,822,077
Net change in unrealized appreciation or depreciation
  on investments, foreign currency related transactions
  and futures                                                           (5,448,037)         566,328     (27,279,127)     68,725,679
                                                                    --------------    -------------  --------------  --------------
  Net increase (decrease) in net assets resulting
    from operations                                                     (3,836,518)      12,697,320     (15,327,264)     84,148,471
                                                                    --------------    -------------  --------------  --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                     --               (6)             --      (3,834,376)
    Class S                                                                     --         (317,101)             --        (965,386)
    Class ADV                                                                   --              (68)             --         (16,919)
Net realized gains:
    Class I                                                                     --              (56)             --              --
    Class S                                                                     --       (4,264,459)             --              --
    Class ADV                                                                   --             (657)             --              --
                                                                    --------------    -------------  --------------  --------------
Total distributions                                                             --       (4,582,347)             --      (4,816,681)
                                                                    --------------    -------------  --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         5,751,975       19,953,344     279,289,178     271,489,659
Dividends reinvested                                                            --        4,582,347              --       4,816,681
                                                                    --------------    -------------  --------------  --------------
                                                                         5,751,975       24,535,691     279,289,178     276,306,340
Cost of shares redeemed                                                (11,819,465)     (16,037,730)    (99,801,110)   (125,236,722)
                                                                    --------------    -------------  --------------  --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                            (6,067,490)       8,497,961     179,488,068     151,069,618
                                                                    --------------    -------------  --------------  --------------
Net increase (decrease) in net assets                                   (9,904,008)      16,612,934     164,160,804     230,401,408
                                                                    --------------    -------------  --------------  --------------

NET ASSETS:
Beginning of period                                                    113,112,066       96,499,132     578,186,061     347,784,653
                                                                    --------------    -------------  --------------  --------------
End of period                                                       $  103,208,058    $ 113,112,066  $  742,346,865  $  578,186,061
                                                                    ==============    =============  ==============  ==============
Undistributed net investment income at end of period                $    1,169,170    $     899,904  $   12,578,031  $    5,139,495
                                                                    ==============    =============  ==============  ==============

                 See Accompanying Notes to Financial Statements

                                                                       ING JPMORGAN MID CAP                ING MFS CAPITAL
                                                                         VALUE PORTFOLIO               OPPORTUNITIES PORTFOLIO
                                                                 --------------------------------  --------------------------------
                                                                   SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                    JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                      2005             2004             2005             2004
                                                                      ----             ----             ----             ----
FROM OPERATIONS:
Net investment income                                            $       216,944  $       232,441  $       470,113  $     2,024,912
Net realized gain on investments and foreign currency
  related transactions                                                 6,685,113        4,594,684        8,106,441       30,511,144
Net change in unrealized appreciation or depreciation
  on investments, and foreign currency related
  transactions                                                          (521,086)       9,418,762      (14,374,801)      (4,586,292)
                                                                 ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets resulting
    from operations                                                    6,380,971       14,245,887       (5,798,247)      27,949,764
                                                                 ---------------  ---------------  ---------------  ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                   --         (146,244)              --       (1,043,438)
    Class S                                                                   --          (90,240)              --           (1,317)
    Class ADV                                                                 --               --               --             (939)
Net realized gains:
    Class I                                                                   --       (1,604,710)              --               --
    Class S                                                                   --       (1,866,604)              --               --
    Class ADV                                                                 --         (143,820)              --               --
                                                                 ---------------  ---------------  ---------------  ---------------
Total distributions                                                           --       (3,851,618)              --       (1,045,694)
                                                                 ---------------  ---------------  ---------------  ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      39,705,531       86,225,669        3,172,897        5,104,811
Dividends reinvested                                                          --        3,851,618               --        1,045,694
                                                                 ---------------  ---------------  ---------------  ---------------
                                                                      39,705,531       90,077,287        3,172,897        6,150,505
Cost of shares redeemed                                              (19,058,267)     (10,296,101)     (25,366,560)     (45,826,717)
                                                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                          20,647,264       79,781,186      (22,193,663)     (39,676,212)
                                                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets                                 27,028,235       90,175,455      (27,991,910)     (12,772,142)
                                                                 ---------------  ---------------  ---------------  ---------------

NET ASSETS:
Beginning of period                                                  124,563,135       34,387,680      235,318,952      248,091,094
                                                                 ---------------  ---------------  ---------------  ---------------
End of period                                                    $   151,591,370  $   124,563,135  $   207,327,042  $   235,318,952
                                                                 ===============  ===============  ===============  ===============
Undistributed net investment income at end of period             $       216,944  $            --  $     2,148,603  $     1,678,490
                                                                 ===============  ===============  ===============  ===============

                 See Accompanying Notes to Financial Statements

                                                                        ING OPCAP BALANCED                 ING OPPENHEIMER
                                                                         VALUE PORTFOLIO                   GLOBAL PORTFOLIO
                                                                 --------------------------------  --------------------------------
                                                                   SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                    JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                      2005             2004             2005             2004
                                                                      ----             ----             ----             ----
FROM OPERATIONS:
Net investment income                                            $       520,447  $       554,508  $    12,241,982  $       750,696
Net realized gain (loss) on investments and foreign
  currency related                                                     3,204,667       17,732,737      (15,236,414)       1,515,571
Net change in unrealized appreciation or
  depreciation on investments and
  foreign currency related transactions                               (3,933,814)      (2,872,304)      52,211,137       19,246,415
                                                                 ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets resulting
    from operations                                                     (208,700)      15,414,941       49,216,705       21,512,682
                                                                 ---------------  ---------------  ---------------  ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                   --          (34,098)              --         (366,693)
    Class S                                                                   --       (1,427,497)              --           (3,190)
    Class ADV                                                                 --          (28,287)              --           (9,068)
Net realized gains:
    Class I                                                                   --               --               --         (778,632)
    Class S                                                                   --               --               --         (166,005)
    Class ADV                                                                 --               --               --         (127,791)
                                                                 ---------------  ---------------  ---------------  ---------------
Total distributions                                                           --       (1,489,882)              --       (1,451,379)
                                                                 ---------------  ---------------  ---------------  ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       5,675,743       31,380,980    1,185,860,473      971,601,118
Dividends reinvested                                                          --        1,489,882               --        1,451,379
                                                                 ---------------  ---------------  ---------------  ---------------
                                                                       5,675,743       32,870,862    1,185,860,473      973,052,497
Cost of shares redeemed                                              (29,258,757)     (23,107,632)     (92,133,628)     (18,638,346)
                                                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                         (23,583,014)       9,763,230    1,093,726,845      954,414,151
                                                                 ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets                                (23,791,714)      23,688,289    1,142,943,550      974,475,454
                                                                 ---------------  ---------------  ---------------  ---------------

NET ASSETS:
Beginning of period                                                  167,971,630      144,283,341      990,048,897       15,573,443
                                                                 ---------------  ---------------  ---------------  ---------------
End of period                                                    $   144,179,916  $   167,971,630  $ 2,132,992,447  $   990,048,897
                                                                 ===============  ===============  ===============  ===============
Undistributed net investment income (accumulated
  net investment loss) at end of period                          $     1,074,951  $       554,504  $    12,142,671  $       (99,311)
                                                                 ===============  ===============  ===============  ===============

                 See Accompanying Notes to Financial Statements

                                                                          ING OPPENHEIMER                      ING PIMCO
                                                                    STRATEGIC INCOME PORTFOLIO          TOTAL RETURN PORTFOLIO
                                                                  -------------------------------   -------------------------------
                                                                    SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                                       ENDED           ENDED            ENDED            ENDED
                                                                     JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                       2005             2004             2005             2004
                                                                       ----             ----             ----             ----
FROM OPERATIONS:
Net investment income                                             $     3,275,186  $      290,483   $    2,141,627   $    1,877,340
Net realized gain (loss) on investments, foreign currency
  related transactions, futures, options and swaps                       (349,238)       (244,797)         851,385        5,075,591
Net change in unrealized appreciation or depreciation
  on investments, foreign currency related transactions,
  futures, options and swaps                                             (349,075)        658,438        2,258,670         (711,203)
                                                                  ---------------  --------------   --------------   --------------
  Net increase in net assets resulting from operations                  2,576,873         704,124        5,251,682        6,241,728
                                                                  ---------------  --------------   --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                    --        (194,710)              --               --
    Class S                                                                    --        (103,399)              --               --
    Class A                                                                    --          (5,702)              --               --
Net realized gains:
    Class I                                                                    --              --               --         (669,551)
    Class S                                                                    --              --               --         (597,319)
    Class A                                                                    --              --               --         (138,031)
                                                                  ---------------  --------------   --------------   --------------
Total distributions                                                            --        (303,811)              --       (1,404,901)
                                                                  ---------------  --------------   --------------   --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      232,008,491     182,185,564       81,012,574      118,610,539
Dividends reinvested                                                           --         294,361               --        1,404,901
                                                                  ---------------  --------------   --------------   --------------
                                                                      232,008,491     182,479,925       81,012,574      120,015,440
Cost of shares redeemed                                               (31,477,712)    (15,106,078)     (37,693,725)     (47,628,925)
                                                                  ---------------  --------------   --------------   --------------
Net increase in net assets resulting from capital share
  transactions                                                        200,530,779     167,373,847       43,318,849       72,386,515
                                                                  ---------------  --------------   --------------   --------------
Net increase in net assets                                            203,107,652     167,774,160       48,570,531       77,223,342
                                                                  ---------------  --------------   --------------   --------------

NET ASSETS:
Beginning of period                                                   167,774,160              --      181,772,893      104,549,551
                                                                  ---------------  --------------   --------------   --------------
End of period                                                     $   370,881,812  $  167,774,160   $  230,343,424   $  181,772,893
                                                                  ===============  ==============   ==============   ==============
Undistributed net investment income at end of period              $     3,327,609  $       52,423   $    5,933,018   $    3,791,391
                                                                  ===============  ==============   ==============   ==============

                 See Accompanying Notes to Financial Statements

                                                                       ING SALOMON BROTHERS              ING SALOMON BROTHERS
                                                                    AGGRESSIVE GROWTH PORTFOLIO       FUNDAMENTAL VALUE PORTFOLIO
                                                                  -------------------------------   -------------------------------
                                                                    SIX MONTHS         YEAR           SIX MONTHS         YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                     JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                       2005             2004             2005             2004
                                                                       ----             ----             ----             ----
FROM OPERATIONS:
Net investment income (loss)                                      $   (2,166,503)  $      310,362   $       22,157   $       12,313
Net realized gain on investments and foreign currency
  related transactions                                                33,543,782       11,495,281        2,039,361        3,852,778
Net change in unrealized appreciation or depreciation
  on investments and foreign currency related transactions           (58,906,618)      66,881,864       (3,782,623)       1,249,516
                                                                  --------------   --------------   --------------   --------------
  Net increase (decrease) in net assets resulting
    from operations                                                  (27,529,339)      78,687,507       (1,721,105)       5,114,607
                                                                  --------------   --------------   --------------   --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     206,234,773      353,252,299       12,907,690       20,253,033
Dividends reinvested                                                          --               --               --               --
                                                                  --------------   --------------   --------------   --------------
                                                                     206,234,773      353,252,299       12,907,690       20,253,033
Cost of shares redeemed                                             (292,329,043)    (122,559,959)     (16,450,936)     (17,278,626)
                                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                         (86,094,270)     230,692,340       (3,543,246)       2,974,407
                                                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net assets                               (113,623,609)     309,379,847       (5,264,351)       8,089,014
                                                                  --------------   --------------   --------------   --------------

NET ASSETS:
Beginning of period                                                  934,955,645      625,575,798       69,648,281       61,559,267
                                                                  --------------   --------------   --------------   --------------
End of period                                                     $  821,332,036   $  934,955,645   $   64,383,930   $   69,648,281
                                                                  ==============   ==============   ==============   ==============
Undistributed net investment income (accumulated net
  investment loss) at end of period                               $   (2,166,503)  $           --   $       34,455   $       12,298
                                                                  ==============   ==============   ==============   ==============

                 See Accompanying Notes to Financial Statements

                                                                     ING SALOMON BROTHERS           ING T. ROWE PRICE DIVERSIFIED
                                                                  LARGE CAP GROWTH PORTFOLIO          MID CAP GROWTH PORTFOLIO
                                                               --------------------------------   ---------------------------------
                                                                 SIX MONTHS         YEAR           SIX MONTHS           YEAR
                                                                   ENDED            ENDED             ENDED             ENDED
                                                                  JUNE 30,       DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                    2005             2004              2005              2004
                                                                    ----             ----              ----              ----
FROM OPERATIONS:
Net investment loss                                            $      (93,073)  $      (226,938)  $      (290,494)  $    (1,287,517)
Net realized gain (loss) on investments and foreign
  currency related transactions                                      (186,504)        6,250,008        (1,810,432)       26,980,149
Net change in unrealized appreciation or
  depreciation on investments and foreign currency
  related transactions                                             (2,499,375)       (3,299,831)       31,696,583        (4,016,793)
                                                               --------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net assets resulting
    from operations                                                (2,778,952)        2,723,239        29,595,657        21,675,839
                                                               --------------   ---------------   ---------------   ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
    Class I                                                                --               (56)               --                --
    Class S                                                                --               (56)               --                --
    Class ADV                                                              --        (1,902,819)               --                --
                                                               --------------   ---------------   ---------------   ---------------
Total distributions                                                        --        (1,902,931)               --                --
                                                               --------------   ---------------   ---------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    7,444,593        40,323,776       581,380,345       480,424,948
Dividends reinvested                                                       --         1,902,931                --                --
                                                               --------------   ---------------   ---------------   ---------------
                                                                    7,444,593        42,226,707       581,380,345       480,424,948
Cost of shares redeemed                                            (9,019,528)      (17,871,217)      (94,102,860)      (90,452,549)
                                                               --------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                       (1,574,935)       24,355,490       487,277,485       389,972,399
                                                               --------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets                              (4,353,887)       25,175,798       516,873,142       411,648,238
                                                               --------------   ---------------   ---------------   ---------------

NET ASSETS:
Beginning of period                                                68,112,760        42,936,962       584,365,131       172,716,893
                                                               --------------   ---------------   ---------------   ---------------
End of period                                                  $   63,758,873   $    68,112,760   $ 1,101,238,273   $   584,365,131
                                                               ==============   ===============   ===============   ===============
Accumulated net investment loss at end of period               $      (93,073)  $            --   $      (290,494)  $            --
                                                               ==============   ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements

                                                                     ING T. ROWE PRICE GROWTH            ING UBS U.S. LARGE CAP
                                                                         EQUITY PORTFOLIO                   EQUITY PORTFOLIO
                                                                 ---------------------------------   ------------------------------
                                                                    SIX MONTHS           YEAR          SIX MONTHS         YEAR
                                                                      ENDED             ENDED            ENDED           ENDED
                                                                     JUNE 30,        DECEMBER 31,       JUNE 30,      DECEMBER 31,
                                                                       2005              2004             2005            2004
                                                                       ----              ----             ----            ----
FROM OPERATIONS:
Net investment income                                            $      1,763,229   $    5,330,870   $    1,220,671  $    3,166,091
Net realized gain on investments and foreign
  currency related transactions                                        20,776,897       41,153,242        5,060,751      29,862,666
Net change in unrealized appreciation or depreciation
  on investments and foreign currency related transactions            (35,271,129)      34,583,274       (1,826,826)      3,164,759
                                                                 ----------------   --------------   --------------  --------------
  Net increase (decrease) in net assets resulting
    from operations                                                   (12,731,003)      81,067,386        4,454,596      36,193,516
                                                                 ----------------   --------------   --------------  --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                    --       (1,272,937)              --      (2,047,360)
    Class S                                                                    --           (4,880)              --         (11,802)
    Class ADV                                                                  --               --               --            (173)
                                                                 ----------------   --------------   --------------  --------------
Total distributions                                                            --       (1,277,817)              --      (2,059,335)
                                                                 ----------------   --------------   --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      132,707,258      198,580,862       13,253,420      10,253,458
Dividends reinvested                                                           --        1,277,817               --       2,059,335
                                                                 ----------------   --------------   --------------  --------------
                                                                      132,707,258      199,858,679       13,253,420      12,312,793
Cost of shares redeemed                                               (41,131,966)     (90,490,737)     (25,701,104)    (42,939,834)
                                                                 ----------------   --------------   --------------  --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                           91,575,292      109,367,942      (12,447,684)    (30,627,041)
                                                                 ----------------   --------------   --------------  --------------
Net increase (decrease) in net assets                                  78,844,289      189,157,511       (7,993,088)      3,507,140
                                                                 ----------------   --------------   --------------  --------------

NET ASSETS:
Beginning of period                                                   927,545,971      738,388,460      269,652,787     266,145,647
                                                                 ----------------   --------------   --------------  --------------
End of period                                                    $  1,006,390,260   $  927,545,971   $  261,659,699  $  269,652,787
                                                                 ================   ==============   ==============  ==============
Undistributed net investment income at end of period             $      6,471,528   $    4,708,299   $    3,573,217  $    2,352,546
                                                                 ================   ==============   ==============  ==============

                 See Accompanying Notes to Financial Statements

                                                                          ING VAN KAMPEN                ING VAN KAMPEN EQUITY
                                                                        COMSTOCK PORTFOLIO               AND INCOME PORTFOLIO
                                                                  -------------------------------  --------------------------------
                                                                    SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                                      ENDED            ENDED            ENDED            ENDED
                                                                     JUNE 30,       DECEMBER 31,       JUNE 30,       DECEMBER 31,
                                                                       2005             2004             2005             2004
                                                                       ----             ----             ----             ----
FROM OPERATIONS:
Net investment income                                             $    3,182,134   $    3,047,871  $      9,063,245  $      972,892
Net realized gain (loss) on investments and foreign
  currency related transactions                                       12,713,904       21,126,731          (874,645)      1,907,315
Net change in unrealized appreciation or depreciation
  on investments and foreign currency related transactions           (20,755,298)      21,244,254        18,652,195      11,488,066
                                                                  --------------   --------------  ----------------  --------------
  Net increase (decrease) in net assets resulting
    from operations                                                   (4,859,260)      45,418,856        26,840,795      14,368,273
                                                                  --------------   --------------  ----------------  --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class I                                                                   --               --                --         (22,124)
    Class S                                                                   --               --                --         (61,002)
    Class ADV                                                                 --               --                --            (258)
Net realized gains:
    Class I                                                                   --         (258,350)               --              --
    Class S                                                                   --         (969,765)               --              --
    Class ADV                                                                 --          (49,401)               --              --
                                                                  --------------   --------------  ----------------  --------------
Total distributions                                                           --       (1,277,516)               --         (83,384)
                                                                  --------------   --------------  ----------------  --------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     165,203,077      192,149,706       517,524,306     579,104,218
Dividends reinvested                                                          --        1,277,516                --          83,384
                                                                  --------------   --------------  ----------------  --------------
                                                                     165,203,077      193,427,222       517,524,306     579,187,602
Cost of shares redeemed                                              (19,250,097)     (18,083,859)      (43,524,066)    (19,644,769)
                                                                  --------------   --------------  ----------------  --------------
Net increase in net assets resulting from
  capital share transactions                                         145,952,980      175,343,363       474,000,240     559,542,833
                                                                  --------------   --------------  ----------------  --------------
Net increase in net assets                                           141,093,720      219,484,703       500,841,035     573,827,722
                                                                  --------------   --------------  ----------------  --------------

NET ASSETS:
Beginning of period                                                  400,674,645      181,189,942       594,576,868      20,749,146
                                                                  --------------   --------------  ----------------  --------------
End of period                                                     $  541,768,365   $  400,674,645  $  1,095,417,903  $  594,576,868
                                                                  ==============   ==============  ================  ==============
Undistributed net investment income at end of period              $    6,206,462   $    3,024,328  $     10,000,781  $      937,536
                                                                  ==============   ==============  ================  ==============

                 See Accompanying Notes to Financial Statements

                                                                       FINANCIAL
ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO (UNAUDITED)        HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                    CLASS I
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          14.22            13.03            9.97           12.90           12.92
 Income (loss) from investment operations:
 Net investment income                       $           0.09+            0.17            0.06            0.03            0.01
 Net realized and unrealized gain (loss)
 on investments                              $          (0.44)            1.15            3.09           (2.94)          (0.03)
 Total from investment operations            $          (0.35)            1.32            3.15           (2.91)          (0.02)
 Less distributions:
 Net investment income                       $             --            (0.13)          (0.09)          (0.01)             --
 Net realized gain on investments            $             --               --              --           (0.01)             --
 Total distributions                         $             --            (0.13)          (0.09)          (0.02)             --
 Net asset value, end of period              $          13.87            14.22           13.03            9.97           12.90
 TOTAL RETURN(2)                             %          (2.46)           10.24           31.74          (22.59)          (0.15)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     13,267            2,956           1,077              35              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.00             1.00            1.00            1.00            1.00
 Net investment income(3)                    %           1.25             1.39            1.20            0.98            0.83
 Portfolio turnover rate                     %             95               38              38              47               1

                                                                                    CLASS S
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          14.17            12.98            9.94           12.89           12.92
 Income (loss) from investment operations:
 Net investment income                       $           0.06+            0.15            0.11            0.07            0.00*
 Net realized and change in unrealized
 gain (loss) on investments                  $          (0.42)            1.14            3.00           (3.01)          (0.03)
 Total from investment operations            $          (0.36)            1.29            3.11           (2.94)          (0.03)
 Less distributions:
 Net investment income                       $             --            (0.10)          (0.07)          (0.00)*            --
 Net realized gain on investments            $             --               --              --           (0.01)             --
 Total distributions                         $             --            (0.10)          (0.07)          (0.01)             --
 Net asset value, end of period              $          13.81            14.17           12.98            9.94           12.89
 TOTAL RETURN(2)                             %          (2.54)           10.05           31.34          (22.84)          (0.23)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         50,342           66,267          63,547          46,345          50,415
 Ratios to average net assets:
 Expenses(3)                                 %           1.25             1.25            1.25            1.25            1.25
 Net investment income(3)                    %           0.88             1.05            1.00            0.70            0.58
 Portfolio turnover rate                     %             95               38              38              47               1

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                  CLASS ADV
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          14.05            12.89            9.90           12.89           12.92
 Income (loss) from investment operations:
 Net investment income                       $           0.05             0.10            0.08            0.03            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.42)            1.14            2.99           (3.00)          (0.03)
 Total from investment operations            $          (0.37)            1.24            3.07           (2.97)          (0.03)
 Less distributions:
 Net investment income                       $             --            (0.08)          (0.08)          (0.01)             --
 Net realized gain on investments            $             --               --              --           (0.01)             --
 Total distributions                         $             --            (0.08)          (0.08)          (0.02)             --
 Net asset value, end of period              $          13.68            14.05           12.89            9.90           12.89
 TOTAL RETURN(2)                             %          (2.63)            9.70           31.13          (23.08)          (0.23)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          7,878            8,684           7,313           5,197              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.50             1.50            1.50            1.50            1.50
 Net investment income(3)                    %           0.65             0.81            0.75            0.99            0.41
 Portfolio turnover rate                     %             95               38              38              47               1

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.

                       See Notes to Financial Statements.

ING AMERICAN CENTURY SELECT PORTFOLIO (UNAUDITED)           FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                    CLASS I
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           9.35             8.90            6.62            9.85            9.92
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.02**           0.00*          (0.01)          (0.00)*          0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.33)            0.45            2.29           (3.23)          (0.07)
 Total from investment operations            $          (0.31)            0.45            2.28           (3.23)          (0.07)
 Net asset value, end of period              $           9.04             9.35            8.90            6.62            9.85
 TOTAL RETURN(2)                             %          (3.32)+           5.06           34.44          (32.79)          (0.71)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        448,236          202,265             721              82              10
 Ratios to average net assets:
 Expenses(3)                                 %           0.66             0.90            1.00            1.00            1.00
 Net investment income(3)                    %           0.53             0.38           (0.21)          (0.09)           0.50
 Portfolio turnover rate                     %            100              506             169             245               6

                                                                                    CLASS S
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           9.27             8.85            6.60            9.85            9.92
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.01            (0.00)+         (0.02)          (0.01)           0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.33)            0.42            2.27           (3.24)          (0.07)
 Total from investment operations            $          (0.32)            0.42            2.25           (3.25)          (0.07)
 Net asset value, end of period              $           8.95             9.27            8.85            6.60            9.85
 TOTAL RETURN(2)                             %          (3.45)+           4.75           34.29          (33.10)          (0.71)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          8,330           13,482           2,874             321              10
 Ratios to average net assets:
 Expenses(3)                                 %           0.91             1.15            1.25            1.25            1.25
 Net investment income(3)                    %           0.14            (0.10)          (0.45)          (0.31)           0.17
 Portfolio turnover rate                     %            100              506             169             245               6

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount less than $0.01 or $(0.01).
** Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+ In 2005, the Sub-Adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which did not impact total return.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                  CLASS ADV
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           9.20             8.81            6.58            9.85            9.92
 Income (loss) from investment operations:
 Net investment loss                         $          (0.00)*          (0.08)          (0.05)          (0.05)          (0.00)*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.33)            0.47            2.28           (3.22)          (0.07)
 Total from investment operations            $          (0.33)            0.39            2.23           (3.27)          (0.07)
 Net asset value, end of period              $           8.87             9.20            8.81            6.58            9.85
 TOTAL RETURN(2)                             %          (3.59)+           4.43           33.89          (33.20)          (0.71)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         24,965           30,324          53,998          45,533          38,319
 Ratios to average net assets:
 Expenses(3)                                 %           1.16             1.40            1.50            1.50            1.48
 Net investment income(3)                    %          (0.08)           (0.60)          (0.70)          (0.65)          (0.06)
 Portfolio turnover rate                     %            100              506             169             245               6

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount more than $(0.01).
+ In 2005, the Sub-Adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which did not impact total return.

                       See Notes to Financial Statements.

                                                                       FINANCIAL
ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO (UNAUDITED)            HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                           CLASS I
                                                --------------------------------------------------------------
                                                  SIX MONTHS                                         MAY 1,
                                                    ENDED            YEAR ENDED DECEMBER 31,       2002(1) TO
                                                   JUNE 30,       ----------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.24            10.77            8.16           10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.04             0.03            0.02            0.01
 Net realized and unrealized gain (loss)
 on investments                              $           0.26             2.28            2.89           (1.84)
 Total from investment operations            $           0.30             2.31            2.91           (1.83)
 Less distributions:
 Net investment income                       $             --            (0.02)          (0.03)          (0.01)
 Net realized gain on investments            $             --            (0.82)          (0.27)             --
 Total distributions                         $             --            (0.84)          (0.30)          (0.01)
 Net asset value, end of period              $          12.54            12.24           10.77            8.16
 TOTAL RETURN(2)                             %           2.45            21.61           35.84          (18.36)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         34,226           28,433           8,007             669
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.30             1.30            1.32            1.40
 Gross expenses prior to expense
 reimbursement(3)                            %           1.30             1.30            1.40            1.40
 Net investment income(3)                    %           0.79             0.35            0.53            0.48
 Portfolio turnover rate                     %             53              107             137              70

                                                                           CLASS S
                                                --------------------------------------------------------------
                                                  SIX MONTHS                                         MAY 1,
                                                    ENDED            YEAR ENDED DECEMBER 31,       2002(1) TO
                                                   JUNE 30,       ----------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.22            10.76            8.15           10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.03             0.00*           0.02            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $           0.25             2.28            2.87           (1.85)
 Total from investment operations            $           0.28             2.28            2.89           (1.85)
 Less distributions:
 Net investment income                       $             --            (0.00)*         (0.01)          (0.00)*
 Net realized gain on investments            $             --            (0.82)          (0.27)             --
 Total distributions                         $             --            (0.82)          (0.28)          (0.00)
 Net asset value, end of period              $          12.50            12.22           10.76            8.15
 TOTAL RETURN(2)                             %           2.29            21.34           35.49          (18.48)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         41,804           37,816          12,363           6,324
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.55             1.55            1.57            1.65
 Gross expenses prior to expense
 reimbursement(3)                            %           1.55             1.55            1.65            1.65
 Net investment income(3)                    %           0.52             0.09            0.23            0.09
 Portfolio turnover rate                     %             53              107             137              70

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                          CLASS ADV
                                                --------------------------------------------------------------
                                                  SIX MONTHS                                         MAY 1,
                                                    ENDED            YEAR ENDED DECEMBER 31,       2002(1) TO
                                                   JUNE 30,       ----------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.13            10.71            8.13           10.00
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.02            (0.02)           0.01            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $           0.25             2.26            2.84           (1.86)
 Total from investment operations            $           0.27             2.24            2.85           (1.86)
 Less distributions:
 Net investment income                       $             --               --           (0.00)*         (0.01)
 Net realized gain on investments            $             --            (0.82)          (0.27)             --
 Total distributions                         $             --            (0.82)          (0.27)          (0.01)
 Net asset value, end of period              $          12.40            12.13           10.71            8.13
 TOTAL RETURN(2)                             %           2.23            21.03           35.08          (18.62)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          6,567            5,266           2,843             815
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.80             1.80            1.82            1.90
 Gross expenses prior to expense
 reimbursement(3)                            %           1.80             1.80            1.90            1.90
 Net investment income(3)                    %           0.29            (0.14)           0.00*           0.06
 Portfolio turnover rate                     %             53              107             137              70

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount in less than $0.01, $(0.01) or 0.01%.

                       See Notes to Financial Statements.

ING BARON SMALL CAP GROWTH PORTFOLIO (UNAUDITED)            FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                           CLASS I
                                                --------------------------------------------------------------
                                                  SIX MONTHS                                         MAY 1,
                                                    ENDED            YEAR ENDED DECEMBER 31,       2002(1) TO
                                                   JUNE 30,       ----------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          15.06            11.74            8.77           10.00
 Income (loss) from investment operations:
 Net investment loss                         $          (0.09)*          (0.07)          (0.05)          (0.03)
 Net realized and unrealized gain (loss)
 on investments                              $           0.68             3.39            3.02           (1.20)
 Total from investment operations            $           0.59             3.32            2.97           (1.23)
 Net asset value, end of period              $          15.65            15.06           11.74            8.77
 TOTAL RETURN                                %           3.92            28.28           33.87          (12.30)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         50,703           29,954          10,522             706
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.20             1.20            1.21            1.25
 Gross expenses prior to expense
 reimbursement(3)                            %           1.25             1.20            1.25            1.25
 Net investment income(3)                    %          (1.27)           (0.71)          (0.90)          (1.01)
 Portfolio turnover rate                     %              5               19              19              12

                                                                           CLASS S
                                                --------------------------------------------------------------
                                                  SIX MONTHS                                         MAY 1,
                                                    ENDED            YEAR ENDED DECEMBER 31,       2002(1) TO
                                                   JUNE 30,       ----------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          14.96            11.69            8.76           10.00
 Income (loss) from investment operations:
 Net investment loss                         $          (0.06)           (0.09)          (0.07)          (0.06)
 Net realized and unrealized gain (loss)
 on investments                              $           0.63             3.36            3.00           (1.18)
 Total from investment operations            $           0.57             3.27            2.93           (1.24)
 Net asset value, end of period              $          15.53            14.96           11.69            8.76
 TOTAL RETURN                                %           3.81            27.97           33.45          (12.40)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        151,640          114,112          44,200           7,793
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.45             1.45            1.46            1.50
 Gross expenses prior to expense
 reimbursement(3)                            %           1.50             1.45            1.50
 Net investment income(3)                    %          (0.95)           (0.96)          (1.15)          (1.23)
 Portfolio turnover rate                     %              5               19              19              12

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                          CLASS ADV
                                                --------------------------------------------------------------
                                                  SIX MONTHS                                         MAY 1,
                                                    ENDED            YEAR ENDED DECEMBER 31,       2002(1) TO
                                                   JUNE 30,       ----------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          14.85            11.64            8.74           10.00
 Income (loss) from investment operations:
 Net investment loss                         $          (0.09)           (0.09)          (0.12)          (0.02)
 Net realized and unrealized gain (loss)
 on investments                              $           0.64             3.30            3.02           (1.24)
 Total from investment operations            $           0.55             3.21            2.90           (1.26)
 Net asset value, end of period              $          15.40            14.85           11.64            8.74
 TOTAL RETURN(2)                             %           3.70            27.58           33.18          (12.60)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         24,478           17,106           3,950           2,131
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.70             1.70            1.71            1.75
 Gross expenses prior to expense
 reimbursements(3)                           %           1.75             1.70            1.75            1.75
 Net investment loss                         %          (1.33)           (1.22)          (1.42)          (1.56)
 Portfolio turnover rate                     %              5               19              19              12

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

                       See Notes to Financial Statements.

ING FUNDAMENTAL RESEARCH PORTFOLIO (UNAUDITED)              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                    CLASS I
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           8.71             7.97            6.30            8.16            8.23
 Income (loss) from investment operations:
 Net investment income                       $           0.05             0.07            0.04            0.03            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.20)            0.73            1.70           (1.89)          (0.07)
 Total from investment operations            $          (0.15)            0.80            1.74           (1.86)          (0.07)
 Less distributions:
 Net investment income                       $             --            (0.06)          (0.07)          (0.00)*            --
 Net realized gain on investments            $             --               --              --           (0.00)*            --
 Total distributions                         $             --            (0.06)          (0.07)          (0.00)             --
 Net asset value, end of period              $           8.56             8.71            7.97            6.30            8.16
 TOTAL RETURN(2)                             %          (1.72)           10.19           27.74          (22.76)          (0.85)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          3,707            4,047             650             199              10
 Ratios to average net assets:
 Expenses(3)                                 %           0.80             0.80            0.80            0.80            0.80
 Net investment income(3)                    %           0.94             1.33            1.03            1.08            0.66
 Portfolio turnover rate                     %            114               91              35              60               0

                                                                                    CLASS S
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           8.70             7.96            6.29            8.16            8.23
 Income (loss) from investment operations:
 Net investment income                       $           0.03+            0.08            0.06            0.05            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.19)            0.71            1.66           (1.92)          (0.07)
 Total from investment operations            $          (0.16)            0.79            1.72           (1.87)          (0.07)
 Less distributions:
 Net investment income                       $             --            (0.05)          (0.05)          (0.00)*            --
 Net realized gain on investments            $             --               --              --           (0.00)*            --
 Total distributions                         $             --            (0.05)          (0.05)          (0.00)             --
 Net asset value, end of period              $           8.54             8.70            7.96            6.29            8.16
 TOTAL RETURN(2)                             %          (1.84)            9.95           27.38          (22.89)          (0.85)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         32,218           39,657          37,612          32,443          43,927
 Ratios to average net assets:
 Expenses(3)                                 %           1.05             1.05            1.05            1.05            1.05
 Net investment income(3)                    %           0.70             0.93            0.74            0.57            0.44
 Portfolio turnover rate                     %            114               91              35              60               0

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                  CLASS ADV
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           8.63             7.90            6.28            8.16            8.23
 Income (loss) from investment operations:
 Net investment income                       $           0.02             0.05            0.05            0.00*           0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.19)            0.71            1.64           (1.88)          (0.07)
 Total from investment operations            $          (0.17)            0.76            1.69           (1.88)          (0.07)
 Less distributions:
 Net investment income                       $             --            (0.03)          (0.07)          (0.00)*            --
 Net realized gain on investments            $             --               --              --           (0.00)*            --
 Total distributions                         $             --            (0.03)          (0.07)          (0.00)             --
 Net asset value, end of period              $           8.46             8.63            7.90            6.28            8.16
 TOTAL RETURN(2)                             %          (1.97)            9.73           26.99          (23.03)          (0.85)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          3,546            3,625           4,669           1,036              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.30             1.30            1.30            1.30            1.30
 Net investment income(3)                    %           0.45             0.61            0.50            0.53            0.17
 Portfolio turnover rate                     %            114               91              35              60               0

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).

                       See Notes to Financial Statements.

                                                                       FINANCIAL
ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO (UNAUDITED)             HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                   CLASS I
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          11.31            10.40            8.40           11.15           11.24
 Income (loss) from investment operations:
 Net investment income                       $           0.00*            0.05            0.02            0.01            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.36)            0.89            1.98           (2.76)          (0.09)
 Total from investment operations            $          (0.36)            0.94            2.00           (2.75)          (0.09)
 Less distributions:
 Net investment income                       $             --            (0.03)             --           (0.00)*            --
 Total distributions                         $             --            (0.03)             --           (0.00)             --
 Net asset value, end of period              $          10.95            11.31           10.40            8.40           11.15
 TOTAL RETURN(2)                             %          (3.18)            9.08           23.81          (24.65)          (0.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          1,706            1,761           1,210             173              10
 Ratios to net assets:
 Expenses(3)                                 $           1.05             1.05            1.05            1.05            1.05
 Net investment income(3)                    $           0.04             0.54            0.30            0.45            0.50
 Portfolio turnover rate                     $             16               46              23              32               1

                                                                                   CLASS S
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          11.26            10.36            8.38           11.15           11.24
 Income (loss) from investment operations:
 Net investment income (loss)                $          (0.01)            0.02            0.01           (0.01)           0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.36)            0.88            1.97           (2.76)          (0.09)
 Total from investment operations            $          (0.37)            0.90            1.98           (2.77)          (0.09)
 Less distributions:
 Net investment income                       $             --            (0.00)+            --           (0.00)*            --
 Total distributions                         $             --            (0.00)             --           (0.00)             --
 Net asset value, end of period              $          10.89            11.26           10.36            8.38           11.15
 TOTAL RETURN(2)                             %          (3.29)            8.74           23.63          (24.84)          (0.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         75,311           87,353          90,005          78,023         103,118
 Ratios to net assets:
 Expenses(3)                                 %           1.30             1.30            1.30            1.30            1.30
 Net investment income(3)                    %          (0.21)            0.28            0.06           (0.08)           0.07
 Portfolio turnover rate                     %             16               46              23              32               1

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01 or $(0.01).

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                  CLASS ADV
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          11.24            10.36            8.41           11.15           11.24
 Income (loss) from investment operations:
 Net investment income (loss)                $          (0.02)+           0.01           (0.02)          (0.00)*         (0.00)*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.36)            0.87            1.97           (2.74)          (0.09)
 Total from investment operations            $          (0.38)            0.88            1.95           (2.74)          (0.09)
 Less distributions:
 Net investment income                       $             --               --              --           (0.00)*            --
 Total distributions                         $             --               --              --           (0.00)             --
 Net asset value, end of period              $          10.86            11.24           10.36            8.41           11.15
 TOTAL RETURN(2)                             %          (3.38)            8.49           23.19          (24.56)          (0.80)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          3,758            6,117           5,299           4,124              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.55             1.55            1.55            1.55            1.55
 Net investment income(3)                    %          (0.45)            0.06           (0.19)          (0.09)          (0.03)
 Portfolio turnover rate                     %             16               46             223              32               1

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO (UNAUDITED)      FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                   CLASS I
                                                ----------------------------------------------
                                                  SIX MONTHS                         MAY 1,
                                                    ENDED          YEAR ENDED      2003(1) TO
                                                   JUNE 30,       DECEMBER 31,    DECEMBER 31,
                                                     2005             2004            2003
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          13.42            12.46           10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.06             0.14            0.06
 Net realized and unrealized gain on
 investments                                 $          (0.49)            1.44            2.40
 Total from investment operations            $          (0.43)            1.58            2.46
 Less distributions:
 Net investment income                       $             --            (0.06)             --
 Net realized gain on investments            $             --            (0.56)             --
 Total distributions                         $             --            (0.62)             --
 Net asset value, end of period              $          12.99            13.42           12.46
 TOTAL RETURN(2)                             %          (3.20)           13.32           24.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $              1                1               1
 Ratios to average net assets:
 Expenses(3)                                 %           0.90             0.90            0.90
 Net investment income(3)                    %           0.88             1.16            0.80
 Portfolio turnover rate                     %             57              120              66

                                                                   CLASS S
                                                ----------------------------------------------
                                                  SIX MONTHS                         MAY 1,
                                                    ENDED          YEAR ENDED      2003(1) TO
                                                   JUNE 30,       DECEMBER 31,    DECEMBER 31,
                                                     2005             2004            2003
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          13.38            12.44           10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.04             0.11            0.04
 Net realized and unrealized gain on
 investments                                 $          (0.48)            1.43            2.40
 Total from investment operations            $          (0.44)            1.54            2.44
 Less distributions:
 Net investment income                       $             --            (0.04)             --
 Net realized gain on investments            $             --            (0.56)             --
 Total distributions                         $             --            (0.60)             --
 Net asset value, end of period              $          12.94            13.38           12.44
 TOTAL RETURN(2)                             %          (3.29)           13.00           24.40

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        102,529          113,003          96,497
 Ratios to average net assets:
 Expenses(3)                                 %           1.15             1.15            1.15
 Net investment income(3)                    %           0.51             0.91            0.53
 Portfolio turnover rate                     %             57              120              66

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                  CLASS ADV
                                                ----------------------------------------------
                                                  SIX MONTHS                         MAY 1,
                                                    ENDED          YEAR ENDED      2003(1) TO
                                                   JUNE 30,       DECEMBER 31,    DECEMBER 31,
                                                     2005             2004            2003
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          13.31            12.42           10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.02*            0.08            0.02
 Net realized and unrealized gain on
 investments                                 $          (0.48)            1.43            2.40
 Total from investment operations            $          (0.46)            1.51            2.42
 Less distributions:
 Net investment income                       $             --            (0.06)             --
 Net realized gain on investments            $             --            (0.56)             --
 Total distributions                         $             --            (0.62)             --
 Net asset value, end of period              $          12.85            13.31           12.42
 TOTAL RETURN(2)                             %          (3.46)           12.76           24.20

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $            678              108               1
 Ratios to average net assets:
 Expenses(3)                                 %           1.40             1.40            1.40
 Net investment income(3)                    %           0.31             1.14            0.27
 Portfolio turnover rate                     %             57              120              66

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO (UNAUDITED)    FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                       CLASS I
                                                    -----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                          YEAR ENDED DECEMBER 31,
                                                      JUNE 30,    ---------------------------------------------------------------
                                                        2005          2004         2003         2002          2001         2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $          12.31        10.47         8.16        10.03        18.44         25.49
 Income (loss) from investment operations:
 Net investment income                         $           0.15         0.18         0.14         0.06*        0.06          0.04
 Net realized and unrealized gain (loss)
 on investments                                $          (0.47)        1.79         2.26        (1.88)       (4.64)        (4.91)
 Total from investment operations              $          (0.32)        1.97         2.40        (1.82)       (4.58)        (4.87)
 Less distributions:
 Net investment income                         $             --        (0.13)       (0.09)       (0.05)       (0.05)        (0.11)
 Net realized gain on investments              $             --           --           --           --        (3.78)        (2.07)
 Total distributions                           $             --        (0.13)       (0.09)       (0.05)       (3.83)        (2.18)
 Net asset value, end of period                $          11.99        12.31        10.47         8.16        10.03         18.44
 TOTAL RETURN(1)                               %          (2.60)       18.89        29.45       (18.08)      (26.93)       (19.59)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $        343,685      374,309      338,566      282,054      369,992       557,941
 Ratios to average net assets:
 Expenses(2)                                   %           1.00         1.00         1.00         1.00         1.01          1.00
 Net investment income(2)                      %           2.25         1.46         1.56         0.65         0.44          0.22
 Portfolio turnover rate                       %              3           12           23          174           97            77

                                                                                 CLASS S
                                                    -----------------------------------------------------------------
                                                     SIX MONTHS                                          DECEMBER 10,
                                                       ENDED              YEAR ENDED DECEMBER 31,         2001(3) TO
                                                      JUNE 30,    ------------------------------------   DECEMBER 31,
                                                        2005          2004         2003         2002         2001
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $          12.24        10.44         8.15        10.04        10.18
 Income (loss) from investment operations:
 Net investment income (loss)                  $           0.14*        0.11        (0.05)        0.02*       (0.00)+
 Net realized and unrealized gain (loss)
 on investments                                $          (0.47)        1.81         2.43        (1.86)       (0.14)
 Total from investment operations              $          (0.33)        1.92         2.38        (1.84)       (0.14)
 Less distributions:
 Net investment income                         $             --        (0.12)       (0.09)       (0.05)          --
 Total distributions                           $             --        (0.12)       (0.09)       (0.05)          --
 Net asset value, end of period                $          11.91        12.24        10.44         8.15        10.04
 TOTAL RETURN(1)                               %          (2.70)       18.65        29.38       (18.29)       (1.38)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $        395,994      201,653        8,034           18           10
 Ratios to average net assets:
 Expenses(2)                                   %           1.25         1.25         1.25         1.25         1.25
 Net investment income (loss)(2)               %           2.32         0.85        (0.21)        0.24        (0.34)
 Portfolio turnover rate                       %              3           12           23          174           97

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+    Amount is more than $(0.01).

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                CLASS ADV
                                                    -----------------------------------------------------------------
                                                     SIX MONTHS                                          DECEMBER 10,
                                                       ENDED              YEAR ENDED DECEMBER 31,         2001(1) TO
                                                      JUNE 30,    ------------------------------------   DECEMBER 31,
                                                        2005          2004         2003         2002         2001
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $          12.18        10.40         8.13        10.03          10.18
 Income (loss) from investment operations:
 Net investment income (loss)                  $           0.11*        0.08         0.05        (0.04)*        (0.00)+
 Net realized and unrealized gain (loss)
 on investments                                $          (0.46)        1.81         2.30        (1.81)         (0.15)
 Total from investment operations              $          (0.35)        1.89         2.35        (1.85)         (0.15)
 Less distributions:
 Net investment income                         $             --        (0.11)       (0.08)       (0.05)            --
 Total distributions                           $             --        (0.11)       (0.08)       (0.05)            --
 Net asset value, end of period                $          11.83        12.18        10.40         8.13          10.03
 TOTAL RETURN(2)                               %          (2.87)       18.34        28.98       (18.48)         (1.47)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $          2,668        2,224        1,184          485             10
 Ratios to average net assets:
 Expenses(3)                                   %           1.50         1.50         1.50         1.50           1.50
 Net investment income (loss)(3)               %           1.88         0.85         0.86        (0.45)         (0.67)
 Portfolio turnover rate                       %              3           12           23          174             97

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.
+    Amount is more than $(0.01).

                       See Notes to Financial Statements.

ING JPMORGAN MID CAP VALUE PORTFOLIO (UNAUDITED)           FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                                  CLASS I
                                                                    ---------------------------------------------------------------
                                                                       SIX MONTHS                                        MAY 1,
                                                                          ENDED        YEAR ENDED DECEMBER 31,         2002(1) TO
                                                                        JUNE 30,    ------------------------------    DECEMBER 31,
                                                                          2005          2004            2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           13.93         11.91           9.24             10.00
 Income (loss) from investment operations:
 Net investment income                                         $            0.03          0.04           0.05              0.02
 Net realized and unrealized gain (loss)
 on investments                                                $            0.64          2.44           2.75             (0.75)
 Total from investment operations                              $            0.67          2.48           2.80             (0.73)
 Less distributions:
 Net investment income                                         $              --         (0.04)         (0.05)            (0.03)
 Net realized gain on investments                              $              --         (0.42)         (0.08)
 Total distributions                                           $              --         (0.46)         (0.13)            (0.03)
 Net asset value, end of period                                $           14.60         13.93          11.91              9.24
 TOTAL RETURN(2)                                               %            4.81         20.88          30.31             (7.30)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          64,650        55,163         16,662               957
 Ratios to average net assets:
 Expenses(3)                                                   %            1.10          1.10           1.10              1.10
 Net investment income(3)                                      %            0.50          0.49           1.04              0.85
 Portfolio turnover rate                                       %              26            45             44                31

                                                                                                  CLASS S
                                                                    ---------------------------------------------------------------
                                                                       SIX MONTHS                                        MAY 1,
                                                                          ENDED        YEAR ENDED DECEMBER 31,         2002(1) TO
                                                                        JUNE 30,    ------------------------------    DECEMBER 31,
                                                                          2005          2004            2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           13.89         11.89           9.23             10.00
 Income (loss) from investment operations:
 Net investment income                                         $            0.02          0.02           0.04              0.02
 Net realized and unrealized gain (loss)
 on investments                                                $            0.63          2.42           2.73             (0.77)
 Total from investment operations                              $            0.65          2.44           2.77             (0.75)
 Less distributions:
 Net investment income                                         $              --         (0.02)         (0.03)            (0.02)
 Net realized gain on investments                              $              --         (0.42)         (0.08)               --
 Total distributions                                           $              --         (0.44)         (0.11)            (0.02)
 Net asset value, end of period                                $           14.54         13.89          11.89              9.23
 TOTAL RETURN(2)                                               %            4.68         20.59          30.05             (7.53)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          78,367        64,420         16,372             6,027
 Ratios to average net assets:
 Expenses(3)                                                   %            1.35          1.35           1.35              1.35
 Net investment income(3)                                      %            0.24          0.26           0.61              0.35
 Portfolio turnover rate                                       %              26            45             44                31

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                                 CLASS ADV
                                                                    ---------------------------------------------------------------
                                                                       SIX MONTHS                                        MAY 1,
                                                                          ENDED        YEAR ENDED DECEMBER 31,         2002(1) TO
                                                                        JUNE 30,    ------------------------------    DECEMBER 31,
                                                                          2005          2004            2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $           13.84         11.86           9.22             10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                  $            0.00*        (0.00)*         0.03              0.01
 Net realized and unrealized gain (loss)
 on investments                                                $            0.63          2.40           2.70             (0.77)
 Total from investment operations                              $            0.63          2.40           2.73             (0.76)
 Less distributions:
 Net investment income                                         $              --            --          (0.01)            (0.02)
 Net realized gain on investments                              $              --         (0.42)         (0.08)               --
 Total distributions                                           $              --         (0.42)         (0.09)            (0.02)
 Net asset value, end of period                                $           14.47         13.84          11.86              9.22
 TOTAL RETURN(2)                                               %            4.55         20.31          29.68             (7.64)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           8,574         4,980          1,354               331
 Ratios to average net assets:
 Expenses(3)                                                   %            1.60          1.60           1.60              1.60
 Net investment income (loss)(3)                               %            0.02         (0.02)          0.36              0.26
 Portfolio turnover rate                                       %              26            45             44                31

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is more than $0.00 or $(0.01).

                       See Notes to Financial Statements.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO (UNAUDITED)         FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                         CLASS I
                                                    -------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                          YEAR ENDED DECEMBER 31,
                                                       JUNE 30,    ----------------------------------------------------------------
                                                         2005         2004         2003         2002          2001         2000
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $          27.20        24.21        18.94        27.12        44.41         54.77
 Income (loss) from investment operations:
 Net investment income (loss)                  $           0.06*        0.24*        0.10*        0.04*       (0.03)        (0.12)
 Net realized and unrealized gain (loss)
 on investments                                $          (0.70)        2.86         5.21        (8.22)      (10.25)        (2.08)
 Total from investment operations              $          (0.64)        3.10         5.31        (8.18)      (10.28)        (2.20)
 Less distributions:
 Net investment income                         $             --        (0.11)       (0.04)          --           --            --
 Net realized gain on investments              $             --           --           --           --        (7.01)        (8.16)
 Total distributions                           $             --        (0.11)       (0.04)          --        (7.01)        (8.16)
 Net asset value, end of period                $          26.56        27.20        24.21        18.94        27.12         44.41
 TOTAL RETURN(1)                               %          (2.35)       12.88        28.07       (30.16)      (24.75)        (5.72)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $        206,747      234,606      247,542      212,841      351,204       440,433
 Ratios to average net assets:
 Expenses(3)                                   %           0.90         0.90         0.90         0.90         0.90          0.90
 Net investment income (loss)(3)               %           0.45         0.85         0.47         0.19        (0.09)        (0.28)
 Portfolio turnover rate                       %             36           74           65          151          106           120

                                                                                         CLASS S
                                                    -------------------------------------------------------------------------------
                                                        SIX MONTHS                                                   DECEMBER 10,
                                                           ENDED                YEAR ENDED DECEMBER 31,               2001(2) TO
                                                         JUNE 30,    --------------------------------------------    DECEMBER 31,
                                                           2005          2004           2003           2002              2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $           27.04        24.09          18.89           27.11            27.21
 Income (loss) from investment operations:
 Net investment income (loss)                   $            0.03*        0.16*          0.05*           0.02*           (0.00)+
 Net realized and unrealized gain (loss)
 on investments                                 $           (0.70)        2.87           5.19           (8.24)           (0.10)
 Total from investment operations               $           (0.67)        3.03           5.24           (8.22)           (0.10)
 Less distributions:
 Net investment income                          $              --        (0.08)         (0.04)             --               --
 Total distributions                            $              --        (0.08)         (0.04)             --               --
 Net asset value, end of period                 $           26.37        27.04          24.09           18.89            27.11
 TOTAL RETURN(2)                                %           (2.48)       12.63          27.74          (30.35)           (0.37)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $             342          445            391              80               10
 Ratios to average net assets:
 Expenses(3)                                    %            1.15         1.15           1.15            1.15             1.15
 Net investment income (loss)(3)                %            0.20         0.62           0.21            0.08            (0.03)
 Portfolio turnover rate                        %              36           74             65             151              106

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.
 +   Amount is more than $(0.01).

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                        CLASS ADV
                                                    -------------------------------------------------------------------------------
                                                        SIX MONTHS                                                   DECEMBER 10,
                                                           ENDED                YEAR ENDED DECEMBER 31,               2001(1) TO
                                                         JUNE 30,    --------------------------------------------    DECEMBER 31,
                                                           2005          2004           2003           2002              2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         26.86        23.98          18.84           27.11            27.21
 Income (loss) from investment operations:
 Net investment income (loss)                     $         (0.01)*       0.03*         (0.01)*         (0.01)*          (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $         (0.69)        2.92           5.17           (8.26)           (0.09)
 Total from investment operations                 $         (0.70)        2.95           5.16           (8.27)           (0.10)
 Less distributions:
 Net investment income                            $            --        (0.07)         (0.02)             --               --
 Total distributions                              $            --        (0.07)         (0.02)             --               --
 Net asset value, end of period                   $         26.16        26.86          23.98           18.84            27.11
 TOTAL RETURN(2)                                  %         (2.61)       12.36          27.39          (30.51)           (0.37)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $           238          267            159              54               10
 Ratios to average net assets:
 Expenses(3)                                      %          1.40         1.40           1.40            1.40             1.40
 Net investment income (loss)(3)                  %         (0.06)        0.27          (0.04)          (0.06)           (0.33)
 Portfolio turnover rate                          %            36           74             65             151              106

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

ING OPCAP BALANCED VALUE PORTFOLIO (UNAUDITED)              FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                         CLASS I
                                                     ------------------------------------------------------------------------------
                                                      SIX MONTHS                                                     DECEMBER 10,
                                                         ENDED                  YEAR ENDED DECEMBER 31,               2001(1) TO
                                                       JUNE 30,      --------------------------------------------    DECEMBER 31,
                                                         2005            2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $         13.47           12.32            9.66           12.40           12.55
 Income (loss) from investment operations:
 Net investment income                         $          0.06            0.14            0.10            0.07            0.00*
 Net realized and unrealized gain (loss)
 on investments                                $         (0.03)           1.15            2.84           (2.68)          (0.15)
 Total from investment operations              $          0.03            1.29            2.94           (2.61)          (0.15)
 Less distributions:
 Net investment income                         $            --           (0.14)          (0.28)          (0.01)             --
 Net realized gain on investments              $            --              --              --           (0.12)             --
 Total distributions                           $            --           (0.14)          (0.28)          (0.13)             --
 Net asset value, end of period                $         13.50           13.47           12.32            9.66           12.40
 TOTAL RETURN(2)                               %          0.22           10.58           30.72          (21.06)          (1.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $         4,307           4,046           1,064             196              10
 Ratios to average net assets:
 Expenses(3)                                   %          1.00            1.00            1.00            1.00            1.00
 Net investment income(3)                      %          0.93            0.59            1.12            2.11            0.67
 Portfolio turnover rate                       %            42             110             125             133               8

                                                                                         CLASS S
                                                    -------------------------------------------------------------------------------
                                                      SIX MONTHS                                                     DECEMBER 10,
                                                         ENDED                  YEAR ENDED DECEMBER 31,               2001(1) TO
                                                       JUNE 30,      --------------------------------------------    DECEMBER 31,
                                                         2005            2004            2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $         13.43           12.29            9.64           12.40           12.55
 Income (loss) from investment operations:
 Net investment income                         $          0.06            0.04            0.11            0.23            0.00*
 Net realized and unrealized gain (loss)
 on investments                                $         (0.05)           1.22            2.79           (2.86)          (0.15)
 Total from investment operations              $          0.01            1.26            2.90           (2.63)          (0.15)
 Less distributions:
 Net investment income                         $            --           (0.12)          (0.25)          (0.01)             --
 Net realized gain on investments              $            --              --              --           (0.12)             --
 Total distributions                           $            --           (0.12)          (0.25)          (0.13)             --
 Net asset value, end of period                $         13.44           13.43           12.29            9.64           12.40
 TOTAL RETURN(2)                               %          0.07           10.32           30.32          (21.23)          (1.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $       136,215         160,159         140,554         102,619         143,306
 Ratios to average net assets:
 Expenses(3)                                   %          1.25            1.25            1.25            1.25            1.27
 Net investment income(3)                      %          0.68            0.35            1.00            1.85            0.52
 Portfolio turnover rate                       %            42             110             125             133               8

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is less than $0.01.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                    CLASS ADV
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(1) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          13.32            12.21            9.61           12.40           12.55
 Income (loss) from investment operations:
 Net investment income                       $           0.03             0.04            0.09            0.05            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.03)            1.17            2.77           (2.71)          (0.15)
 Total from investment operations            $           0.00*            1.21            2.86           (2.66)          (0.15)
 Less distributions:
 Net investment income                       $             --            (0.10)          (0.26)          (0.01)             --
 Net realized gain on investments            $             --               --              --           (0.12)             --
 Total distributions                         $             --            (0.10)          (0.26)          (0.13)             --
 Net asset value, end of period              $          13.32            13.32           12.21            9.61           12.40
 TOTAL RETURN(2)                             %           0.00            10.00           30.08          (21.46)          (1.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          3,658            3,767           2,665           1,756              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.50             1.50            1.50            1.50            1.50
 Net investment income(3)                    %           0.43             0.10            0.74            1.40            0.21
 Portfolio turnover rate                     %             42              110             125             133               8

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is less than $0.01.

                       See Notes to Financial Statements.

ING OPPENHEIMER GLOBAL PORTFOLIO (UNAUDITED)                FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                           CLASS I
                                               ---------------------------------------------------------------
                                                 SIX MONTHS                                          MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,       2002(1) TO
                                                  JUNE 30,        ----------------------------    DECEMBER 31,
                                                   2005               2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.80            11.23            8.40           10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.11+            0.01            0.00*           0.02
 Net realized and unrealized gain (loss)
 on investments                              $          (0.23)            1.69            2.83           (1.62)
 Total from investment operations            $          (0.12)            1.70            2.83           (1.60)
 Less distributions:
 Net investment income                       $             --            (0.01)          (0.00)*            --
 Net realized gain on investments            $             --            (0.12)             --              --
 Total distributions                         $             --            (0.13)          (0.00)             --
 Net asset value, end of period              $          12.68            12.80           11.23            8.40
 TOTAL RETURN(2)                             %          (0.94)           15.28           33.73          (16.00)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      1,998,389          843,253             426              89
 Ratios to average net assets:
 Expenses(3)                                 %           0.66             0.77            1.20            1.20
 Net investment income(3)                    %           1.83             1.11            0.22            0.33
 Portfolio turnover rate                     %             40              390             157              87

                                                                           CLASS S
                                               ---------------------------------------------------------------
                                                 SIX MONTHS                                          MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,       2002(1) TO
                                                  JUNE 30,        ----------------------------    DECEMBER 31,
                                                   2005               2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.58            11.06            8.39           10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.07+            0.02            0.02            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.21)            1.62            2.65           (1.61)
 Total from investment operations            $          (0.14)            1.64            2.67           (1.61)
 Less distributions:
 Net investment income                       $             --            (0.00)*            --              --
 Net realized gain on investments            $             --            (0.12)             --              --
 Total distributions                         $             --            (0.12)             --              --
 Net asset value, end of period              $          12.44            12.58           11.06            8.39
 TOTAL RETURN(2)                             %          (1.11)           15.01           31.82          (16.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          9,130           19,143          14,291           8,516
 Ratios to average net assets:
 Expenses(3)                                 %           0.91             1.02            1.45            1.45
 Net investment income(3)                    %           1.18             0.19            0.19            0.07
 Portfolio turnover rate                     %             40              390             157              87

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is less than $0.01 or $(0.01).
 + Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                           CLASS ADV
                                               ---------------------------------------------------------------
                                                 SIX MONTHS                                          MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,       2002(1) TO
                                                  JUNE 30,        ----------------------------    DECEMBER 31,
                                                   2005               2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.50            11.02            8.38           10.00
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.07             0.03            0.00*          (0.01)
 Net realized and unrealized gain (loss)
 on investments                              $          (0.21)            1.57            2.64           (1.61)
 Total from investment operations            $          (0.14)            1.60            2.64           (1.62)
 Less distributions:
 Net investment income                       $             --            (0.00)*            --              --
 Net realized gain on investments            $             --            (0.12)             --              --
 Total distributions                         $             --            (0.12)             --              --
 Net asset value, end of period              $          12.36             12.50          11.02            8.38
 TOTAL RETURN(2)                             %          (1.12)            14.71          31.50          (16.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        125,474          127,653             856             665
 Ratios to net assets:
 Net expenses after expense reimbursement(3) %           1.15             1.27            1.70            1.70
 Gross expenses prior to expense
 reimbursement(3)                            $           1.16             1.28              --              --
 Net investment income (loss)(3)             %           1.08             0.55            0.01           (0.43)
 Portfolio turnover rate                     %             40              390             157              87

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is less than $0.01 or $(0.01).

                       See Notes to Financial Statements.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO (UNAUDITED)      FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                      CLASS I
                                                          -------------------------------
                                                            SIX MONTHS      NOVEMBER 8,
                                                              ENDED         2004(1) TO
                                                             JUNE 30,       DECEMBER 31,
                                                               2005            2004
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $             10.12            10.00
 Income (loss) from investment operations:
 Net investment income                               $              0.14*            0.02
 Net realized and unrealized gain (loss)
 on investments                                      $             (0.12)            0.12
 Total from investment operations                    $              0.02             0.14
 Less distributions:
 Net investment income                               $                --            (0.02)
 Total distributions                                 $                --            (0.02)
 Net asset value, end of period                      $             10.14            10.12
 TOTAL RETURN(2)                                     %              0.20             1.39

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $           306,714          103,283
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)         %              0.54             0.52
 Net investment income(3)                            %              2.84             2.56
 Portfolio turnover rate(1)                          %               116              145

                                                                      CLASS S
                                                          -------------------------------
                                                            SIX MONTHS      NOVEMBER 8,
                                                              ENDED         2004(1) TO
                                                             JUNE 30,       DECEMBER 31,
                                                               2005            2004
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $             10.11            10.00
 Income (loss) from investment operations:
 Net investment income                               $              0.12             0.02
 Net realized and unrealized gain (loss)
 on investments                                      $             (0.11)            0.11
 Total from investment operations                    $              0.01             0.13
 Less distributions:
 Net investment income                               $                --            (0.02)
 Total distributions                                 $                --            (0.02)
 Net asset value, end of period                      $             10.12            10.11
 TOTAL RETURN(2)                                     %              0.10             1.27

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $            59,593           60,836
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)         %              0.75             0.77
 Gross expenses prior to expense reimbursement(3)    %              0.79             0.81
 Net investment income(3)                            %              2.33             2.40
 Portfolio turnover rate                             %               116              145

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                     CLASS ADV
                                                          -------------------------------
                                                            SIX MONTHS      NOVEMBER 8,
                                                              ENDED         2004(1) TO
                                                             JUNE 30,       DECEMBER 31,
                                                               2005            2004
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $             10.11            10.00
 Income (loss) from investment operations:
 Net investment income                               $              0.11*            0.02
 Net realized and unrealized gain (loss)
 on investments                                      $             (0.11)            0.11
 Total from investment operations                    $              0.00+            0.13
 Less distributions:
 Net investment income                               $                --            (0.02)
 Total distributions                                 $                --            (0.02)
 Net asset value, end of period                      $             10.11            10.11
 TOTAL RETURN(2)                                     %              0.00+            1.26

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $             4,576            3,655
 Ratios to net assets:
 Net expenses after expense reimbursement(3)         %              1.00             1.02
 Gross expenses prior to expense reimbursement(3)    %              1.04             1.06
 Net investment income(3)                            %              2.30             2.15
 Portfolio turnover rate                             %               116              145

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.
 +   Amount is less than $0.01.

                       See Notes to Financial Statements.

ING PIMCO TOTAL RETURN PORTFOLIO (UNAUDITED)                FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                           CLASS I
                                               ---------------------------------------------------------------
                                                 SIX MONTHS                                          MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,       2002(1) TO
                                                  JUNE 30,        ----------------------------    DECEMBER 31,
                                                   2005               2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          11.00            10.62           10.55           10.00
 Income from investment operations:
 Net investment income                       $           0.12*            0.16*           0.29*           0.09
 Net realized and unrealized gain
 on investments                              $           0.17             0.33            0.17            0.73
 Total from investment operations            $           0.29             0.49            0.46            0.82
 Less distributions:
 Net investment income                       $             --               --           (0.32)          (0.16)
 Net realized gain on investments            $             --            (0.11)          (0.07)          (0.11)
 Total distributions                         $             --            (0.11)          (0.39)          (0.27)
 Net asset value, end of period              $          11.29            11.00           10.62           10.55
 TOTAL RETURN(2)                             %           2.64             4.61            4.36            8.21

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        133,227           78,521          43,987           8,026
 Ratios to average net assets:
 Expenses(3)                                 %           0.85             0.85            0.85            0.85
 Net investment income(3)                    %           2.30             1.51            2.67            2.99
 Portfolio turnover rate                     %            389              377             471             419

                                                                           CLASS S
                                               ---------------------------------------------------------------
                                                 SIX MONTHS                                          MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,       2002(1) TO
                                                  JUNE 30,        ----------------------------    DECEMBER 31,
                                                   2005               2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          10.96            10.61           10.55           10.00
 Income from investment operations:
 Net investment income                       $           0.11*            0.14*           0.22*           0.14
 Net realized and unrealized gain
 on investments                              $           0.16             0.32            0.21            0.67
 Total from investment operations            $           0.27             0.46            0.43            0.81
 Less distributions:
 Net investment income                       $             --               --           (0.30)          (0.15)
 Net realized gain on investments            $             --            (0.11)          (0.07)          (0.11)
 Total distributions                         $             --            (0.11)          (0.37)          (0.26)
 Net asset value, end of period              $          11.23            10.96           10.61           10.55
 TOTAL RETURN(2)                             %           2.46             4.33            4.06            8.07

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         77,744           88,424          50,174          25,186
 Ratios to average net assets:
 Expenses(3)                                 %           1.10             1.10            1.10            1.10
 Net investment income(3)                    %           1.99             1.32            2.07            2.60
 Portfolio turnover rate                     %            389              377             471             419

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                           CLASS ADV
                                               ---------------------------------------------------------------
                                                 SIX MONTHS                                          MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,       2002(1) TO
                                                  JUNE 30,        ----------------------------    DECEMBER 31,
                                                   2005               2004            2003            2002
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          10.91            10.59           10.53           10.00
 Income from investment operations:
 Net investment income                       $           0.10*            0.09*           0.20*           0.07
 Net realized and unrealized gain
 on investments                              $           0.15             0.34            0.20            0.72
 Total from investment operations            $           0.25             0.43            0.40            0.79
 Less distributions:
 Net investment income                       $             --               --           (0.27)          (0.15)
 Net realized gain on investments            $             --            (0.11)          (0.07)          (0.11)
 Total distributions                         $             --            (0.11)          (0.34)          (0.26)
 Net asset value, end of period              $          11.16            10.91           10.59           10.53
 TOTAL RETURN(2)                             %           2.29             4.06            3.86            7.88

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         19,373           14,827          10,388           4,880
 Ratios to average net assets:
 Expenses(3)                                 %           1.35             1.35            1.35            1.35
 Net investment income(3)                    %           1.79             0.81            1.84            2.40
 Portfolio turnover rate                     %            389              377             471             419

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

                                                                       FINANCIAL
ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO (UNAUDITED)          HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                         CLASS I
                                                   -------------------------------------------------------------------------------
                                                   SIX MONTHS
                                                      ENDED                             YEAR ENDED DECEMBER 31,
                                                     JUNE 30,     ----------------------------------------------------------------
                                                      2005           2004         2003        2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           39.95         36.41        26.35        40.73         58.36         82.83
 Income (loss) from investment operations:
 Net investment income (loss)                $           (0.07)         0.03        (0.14)*      (0.11)        (0.22)        (0.53)
 Net realized and unrealized gain (loss)
 on investments                              $           (0.90)         3.51        10.20       (14.27)       (14.22)       (23.10)
 Total from investment operations            $           (0.97)         3.54        10.06       (14.38)       (14.44)       (23.63)
 Less distributions:
 Net realized gain on investments            $              --            --           --           --         (3.19)        (0.84)
 Total distributions                         $              --            --           --           --         (3.19)        (0.84)
 Net asset value, end of period              $           38.98         39.95        36.41        26.35         40.73         58.36
 TOTAL RETURN(1)                             %           (2.43)+        9.72        38.18       (35.31)       (25.21)       (28.78)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         499,557       575,903      610,593      452,465       805,194     1,116,966
 Ratios to average net assets:
 Expenses(2)                                 %            0.81          0.82         0.83         0.82          0.81          0.79
 Net investment income (loss)(2)             %           (0.34)         0.06        (0.46)       (0.31)        (0.48)        (0.68)
 Portfolio turnover rate                     %              10             3            0          174           160            13

                                                                                    CLASS S
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                2001(3) TO
                                                   JUNE 30,       --------------------------------------------    DECEMBER 31,
                                                     2005             2004            2003            2002            2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          39.65            36.23           26.28           40.72           41.09
 Income (loss) from investment operations:
 Net investment loss                         $          (0.11)*          (0.01)          (0.28)*         (0.18)          (0.01)
 Net realized and unrealized gain (loss)
 on investments                              $          (0.90)            3.43           10.23          (14.26)          (0.36)
 Total from investment operations            $          (1.01)            3.42            9.95          (14.44)          (0.37)
 Net asset value, end of period              $          38.64            39.65           36.23           26.28           40.72
 TOTAL RETURN(1)                             %          (2.55)+           9.44           37.86          (35.46)          (0.90)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        317,082          355,857          13,970               7              10
 Ratios to average net assets:
 Expenses(2)                                 %           1.06             1.07            1.12            1.07            1.04
 Net investment loss(2)                      %          (0.59)           (0.04)          (0.82)          (0.57)          (0.50)
 Portfolio turnover rate                     %             10                3               0             174             160

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.
 + In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                   CLASS ADV
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                     DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002           2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          39.35            36.04           26.22           40.71           41.09
 Income (loss) from investment operations:
 Net investment loss                         $          (0.16)*          (0.12)          (0.28)*         (0.25)          (0.02)
 Net realized and unrealized gain (loss)
 on investments                              $          (0.89)            3.43           10.10          (14.24)          (0.36)
 Total from investment operations            $          (1.05)            3.31            9.82          (14.49)          (0.38)
 Net asset value, end of period              $          38.30            39.35           36.04           26.22           40.71
 TOTAL RETURN(2)                             %          (2.67)+           9.18           37.45          (35.59)           0.92

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          4,693            3,196           1,014             489              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.31             1.32            1.33            1.32            1.29
 Net investment loss(3)                      %          (0.84)           (0.45)          (0.88)          (0.76)          (0.66)
 Portfolio turnover rate                     %             10                3               0             174             160

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.
 + In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio's investment restrictions.

                       See Notes to Financial Statements.

                                                                       FINANCIAL
ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO (UNAUDITED)          HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                    CLASS I
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                     DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002           2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          18.09            16.64           12.00           16.01           15.86
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.03             0.05           (0.03)+          0.10            0.01
 Net realized and unrealized gain (loss)
 on investments                              $          (0.39)            1.40            4.92           (4.01)           0.14
 Total from investment operations            $          (0.36)            1.45            4.89           (3.91)           0.15
 Less distributions:
 Net investment income                       $             --               --           (0.25)          (0.01)             --
 Net realized gain on investments            $             --               --              --           (0.09)             --
 Total distributions                         $             --               --           (0.25)          (0.10)             --
 Net asset value, end of period              $          17.73            18.09           16.64           12.00           16.01
 TOTAL RETURN(2)                             %          (1.99)            8.71           41.06          (24.42)           0.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          3,324            3,295           2,102              62              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.10             1.10            1.10            1.10            1.10
 Net investment income (loss)(3)             %           0.38             0.31           (0.21)           2.13            1.00
 Portfolio turnover rate                     %             16               33             105             114               4

                                                                                    CLASS S
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                     DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002           2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          17.99            16.59           11.97           16.01           15.86
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.01             0.00*          (0.02)+          0.21            0.01
 Net realized and unrealized gain (loss)
 on investments                              $          (0.39)            1.40            4.86           (4.15)           0.14
 Total from investment operations            $          (0.38)            1.40            4.84           (3.94)           0.15
 Less distributions:
 Net investment income                       $             --               --           (0.22)          (0.01)             --
 Net realized gain on investments            $             --               --              --           (0.09)             --
 Total distributions                         $             --               --           (0.22)          (0.10)             --
 Net asset value, end of period              $          17.61            17.99           16.59           11.97           16.01
 TOTAL RETURN(2)                             %          (2.11)            8.44           40.68          (24.62)           0.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         44,861           56,159          56,159          34,833          40,370
 Ratios to average net assets:
 Expenses(3)                                 %           1.35             1.35            1.35            1.35            1.35
 Net investment income (loss)(3)             %           0.10             0.02           (0.17)           1.48            0.87
 Portfolio turnover rate                     %             16               33             105             114               4

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is less than $0.01.
 + Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                    CLASS ADV
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS                                                     DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002           2001
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          17.82            16.47           11.94           16.01           15.86
 Income (loss) from investment operations:
 Net investment income (loss)                $          (0.01)           (0.02)          (0.07)+          0.06            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.39)            1.37            4.85           (4.03)           0.15
 Total from investment operations            $          (0.40)            1.35            4.78           (3.97)           0.15
 Less distributions:
 Net investment income                       $             --               --           (0.25)          (0.01)             --
 Net realized gain on investments            $             --               --              --           (0.09)             --
 Total distributions                         $             --               --           (0.25)          (0.10)             --
 Net asset value, end of period              $          17.42            17.82           16.47           11.94           16.01
 TOTAL RETURN(2)                             %          (2.24)            8.20           40.31          (24.79)           0.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         16,199           10,195           3,299             535              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.60             1.60            1.60            1.60            1.60
 Net investment income (loss)(3)             %          (0.12)           (0.18)          (0.51)           1.79            0.50
 Portfolio turnover rate                     %             16               33             105             114               4

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is less than $0.01.
 + Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

                                                                       FINANCIAL
ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO (UNAUDITED)           HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                         CLASS I
                                                     -------------------------------------------------
                                                       SIX MONTHS                         MAY 1,
                                                         ENDED         YEAR ENDED         2003(1)
                                                        JUNE 30,       DECEMBER 31,    TO DECEMBER 31,
                                                          2005            2004             2003
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $            12.28            12.13             10.00
 Income (loss) from investment operations:
 Net investment income (loss)                    $             0.00*            0.00*            (0.02)
 Net realized and unrealized gain (loss)
 on investments                                  $            (0.51)            0.71              2.15
 Total from investment operations                $            (0.51)            0.71              2.13
 Less distributions:
 Net realized gain on investments                $               --            (0.56)               --
 Total distributions                             $               --            (0.56)               --
 Net asset value, end of period                  $            11.77            12.28             12.13
 TOTAL RETURN(2)                                 %            (4.15)            6.69             21.30

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $           20,986           18,587                 1
 Ratios to average net assets:
 Expenses(3)                                     %             0.84             0.89              0.90
 Net investment income (loss)(3)                 %             0.00*            0.04             (0.26)
 Portfolio turnover rate                         %               18              291               116

                                                                         CLASS S
                                                     -------------------------------------------------
                                                       SIX MONTHS                         MAY 1,
                                                         ENDED         YEAR ENDED         2003(1)
                                                        JUNE 30,       DECEMBER 31,    TO DECEMBER 31,
                                                          2005            2004             2003
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $            12.22            12.11            10.00
 Income (loss) from investment operations:
 Net investment loss                             $            (0.02)           (0.00)*          (0.04)
 Net realized and unrealized gain (loss)
 on investments                                  $            (0.51)            0.67             2.15
 Total from investment operations                $            (0.53)            0.67             2.11
 Less distributions:
 Net realized gain on investments                $               --            (0.56)              --
 Total distributions                             $               --            (0.56)              --
 Net asset value, end of period                  $            11.69            12.22            12.11
 TOTAL RETURN(2)                                 %            (4.34)            6.45            21.00

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $           13,956           16,118                1
 Ratios to average net assets:
 Expenses(3)                                     %             1.09             1.14             1.15
 Net investment loss(3)                          %            (0.25)           (0.21)           (0.53)
 Portfolio turnover rate                         %               18              291              116

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is less than $0.01, $(0.01) or 0.01%.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                         CLASS ADV
                                                     -------------------------------------------------
                                                       SIX MONTHS                         MAY 1,
                                                         ENDED         YEAR ENDED         2003(1)
                                                        JUNE 30,       DECEMBER 31,    TO DECEMBER 31,
                                                          2005            2004             2003
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $            12.18            12.09            10.00
 Income (loss) from investment operations:
 Net investment loss                             $            (0.03)           (0.08)           (0.06)
 Net realized and unrealized gain (loss)
 on investments                                  $            (0.51)            0.73             2.15
 Total from investment operations                $            (0.54)            0.65             2.09
 Less distributions:
 Net realized gain on investments                $               --            (0.56)              --
 Total distributions                             $               --            (0.56)              --
 Net asset value, end of period                  $            11.64            12.18            12.09
 TOTAL RETURN(2)                                 %            (4.43)            6.21            20.90

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $           28,817           33,408           42,935
 Ratios to average net assets:
 Expenses(3)                                     %             1.34             1.39             1.40
 Net investment loss(3)                          %            (0.50)           (0.57)           (0.78)
 Portfolio turnover rate                         %               18              291              116

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

                       See Notes to Financial Statements.

                                                                       FINANCIAL
ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO (UNAUDITED)    HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                    CLASS I
                                                -------------------------------------------------------------------------------
                                                  SIX MONTHS                                                     DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002           2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           8.06             7.40            5.11            7.29            7.23
 Income (loss) from investment operations:
 Net investment loss                         $          (0.00)*          (0.00)*         (0.02)          (0.01)          (0.00)*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.08)            0.66            2.31           (2.17)           0.06
 Total from investment operations            $          (0.08)            0.66            2.29           (2.18)           0.06
 Net asset value, end of period              $           7.98             8.06            7.40            5.11            7.29
 TOTAL RETURN                                %          (0.99)            9.05           44.81          (29.90)           0.83

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      1,014,555          474,397          35,010           2,644              10
 Ratios to average net assets:
 Expenses(3)                                 %           0.66             0.96            1.05            1.05            1.05
 Net investment loss(3)                      %          (0.01)           (0.06)          (0.76)          (0.68)          (0.82)
 Portfolio turnover rate                     %             74              441             187             328              58

                                                                                    CLASS S
                                                -------------------------------------------------------------------------------
                                                  SIX MONTHS                                                     DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002           2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           7.99             7.36            5.09            7.29            7.23
 Income (loss) from investment operations:
 Net investment loss                         $          (0.02)           (0.07)          (0.04)          (0.02)          (0.00)*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.07)            0.70            2.31           (2.18)           0.06
 Total from investment operations            $          (0.09)            0.63            2.27           (2.20)           0.06
 Net asset value, end of period              $           7.90             7.99            7.36            5.09            7.29
 TOTAL RETURN                                %          (1.13)            8.56           44.60          (30.18)           0.83

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         20,535           29,155          30,354           1,110              10
 Ratios to average net assets:
 Expenses(3)                                 %           0.91             1.21            1.30            1.30            1.30
 Net investment loss(3)                      %          (0.34)           (0.88)          (1.00)          (0.90)          (0.99)
 Portfolio turnover rate                     %             74              441             187             328              58

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 *   Amount is less than $(0.01).

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                    CLASS ADV
                                                ----------------------------------------------------------------------------------
                                                  SIX MONTHS                                                        DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                    2001(1)
                                                   JUNE 30,       --------------------------------------------    TO DECEMBER 31,
                                                     2005             2004            2003            2002              2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           7.94             7.33            5.08            7.29                7.23
 Income (loss) from investment operations:
 Net investment loss                         $          (0.02)           (0.10)          (0.07)          (0.07)              (0.01)
 Net realized and unrealized gain (loss)
 on investments                              $          (0.08)            0.71            2.32           (2.14)               0.07
 Total from investment operations            $          (0.10)            0.61            2.25           (2.21)               0.06
 Net asset value, end of period              $           7.84             7.94            7.33            5.08                7.29
 TOTAL RETURN(2)                             %          (1.26)            8.32           44.29          (30.32)               0.83

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         66,149           80,813         107,353          71,775              80,999
 Ratios to net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.15             1.46            1.55            1.55                1.53
 Gross expenses prior to expense
 reimbursement (3)                           %           1.16             1.47              --              --                  --
 Net investment loss(3)                      %          (0.57)           (1.13)          (1.24)          (1.19)              (1.28)
 Portfolio turnover rate                     %             74              441             187             328                  58

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.

                       See Notes to Financial Statements.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO (UNAUDITED)       FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                   CLASS I
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                           YEAR ENDED DECEMBER 31,
                                                   JUNE 30,     --------------------------------------------------------------
                                                     2005          2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          49.81        45.35        34.69        45.32        60.44        66.00
 Income (loss) from investment operations:
 Net investment income                       $           0.10         0.29         0.09         0.08+        0.09         0.10
 Net realized and unrealized gain (loss)
 on investments                              $          (0.76)        4.24        10.63       (10.63)       (6.23)        0.30
 Total from investment operations            $          (0.66)        4.53        10.72       (10.55)       (6.14)        0.40
 Less distributions:
 Net investment income                       $             --        (0.07)       (0.06)       (0.08)       (0.07)       (0.18)
 Net realized gain on investments            $             --           --           --           --        (8.91)       (5.78)
 Total distributions                         $             --        (0.07)       (0.06)       (0.08)       (8.98)       (5.96)
 Net asset value, end of period              $          49.15        49.81        45.35        34.69        45.32        60.44
 TOTAL RETURN(1)                             %          (1.33)       10.02        30.93       (23.29)      (10.21)       (0.04)

RATIOS AND SUPPLEMENTAL DATA:                $        825,757      830,034      669,956      429,634      592,879      687,940
 Net assets, end of period (000's)
 Ratios to average net assets:
 Expenses(2)                                 %           0.75         0.75         0.75         0.75         0.75         0.75
 Net investment income(2)                    %           0.44         0.66         0.30         0.21         0.20         0.15
 Portfolio turnover rate                     %             21           39           34           49           65           75

                                                                                     CLASS S
                                                ----------------------------------------------------------------------------------
                                                  SIX MONTHS                                                        DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                    2001(3)
                                                   JUNE 30,       --------------------------------------------    TO DECEMBER 31,
                                                     2005             2004            2003            2002              2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          49.48            45.12           34.59           45.31               45.44
 Income (loss) from investment operations:
 Net investment income                       $           0.05+            0.22            0.06            0.03+               0.00*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.76)            4.16           10.52          (10.67)              (0.13)
 Total from investment operations            $          (0.71)            4.38           10.58          (10.64)              (0.13)
 Less distributions:
 Net investment income                       $             --            (0.02)          (0.05)          (0.08)                 --
 Total distributions                         $             --            (0.02)          (0.05)          (0.08)                 --
 Net asset value, end of period              $          48.77            49.48           45.12           34.59               45.31
 TOTAL RETURN(1)                             %          (1.43)            9.74           30.58          (23.50)              (0.29)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         96,010           18,642           8,251           1,530                  10
 Ratios to average net assets:
 Expenses(2)                                 %           1.00             1.00            1.00            1.00                1.00
 Net investment income(2)                    %           0.21             0.62            0.04            0.09                0.17
 Portfolio turnover rate                     %             21               39              34              49                  65

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations.
*    Amount is less than $0.01.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                   CLASS ADV
                                                ----------------------------------------------------------------------------------
                                                  SIX MONTHS                                                        DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                    2001(1)
                                                   JUNE 30,       --------------------------------------------    TO DECEMBER 31,
                                                     2005             2004            2003            2002              2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          49.14            44.89           34.50           45.30               45.44
 Income (loss) from investment operations:
 Net investment income (loss)                $          (0.01)+           0.11           (0.01)          (0.06)+             (0.00)*
 Net realized and unrealized gain (loss)
 on investments                              $          (0.75)            4.14           10.44          (10.66)              (0.14)
 Total from investment operations            $          (0.76)            4.25           10.43          (10.72)              (0.14)
 Less distributions:
 Net investment income                       $             --               --           (0.04)          (0.08)                 --
 Total distributions                         $             --               --           (0.04)          (0.08)                 --
 Net asset value, end of period              $          48.38            49.14           44.89           34.50               45.30
 TOTAL RETURN(2)                             %          (1.55)            9.47           30.27          (23.70)              (0.31)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         84,624           78,870          60,182          13,601                  10
 Ratios to average net assets:
 Expenses(3)                                 %           1.25             1.25            1.25            1.25                1.25
 Net investment income (loss)(3)             %          (0.05)            0.19           (0.24)          (0.18)              (0.00)*
 Portfolio turnover rate                     %             21               39              34              49                  65

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is more than $(0.01) or (0.01)%
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO (UNAUDITED)         FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                   CLASS I
                                                ------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                           YEAR ENDED DECEMBER 31,
                                                   JUNE 30,     --------------------------------------------------------------
                                                     2005          2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           8.58         7.54         6.07         8.11        13.08        14.78
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.05         0.10         0.06         0.03         0.01        (0.02)
 Net realized and unrealized gain (loss)
 on investments                              $           0.10         1.00         1.45        (2.06)       (2.58)       (0.53)
 Total from investment operations            $           0.15         1.10         1.51        (2.03)       (2.57)       (0.55)
 Less distributions:
 Net investment income                       $             --        (0.06)       (0.04)       (0.01)          --           --
 Net realized gain on investments            $             --           --           --           --        (2.40)       (1.15)
 Total distributions                         $             --        (0.06)       (0.04)       (0.01)       (2.40)       (1.15)
 Net asset value, end of period              $           8.73         8.58         7.54         6.07         8.11        13.08
 TOTAL RETURN(1)                             %           1.75        14.76        24.95       (24.89)      (20.78)       (4.48)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        257,070      267,249      264,755      245,281      384,924      528,582
 Ratios to average net assets:
 Expenses(2)                                 %           0.85         0.85         0.85         0.85         0.85         0.84
 Net investment income (loss)(2)             %           0.94         1.22         0.83         0.50         0.15        (0.14)
 Portfolio turnover rate                     %             21          140          126          106           92           93

                                                                                     CLASS S
                                                ----------------------------------------------------------------------------------
                                                  SIX MONTHS                                                        DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                    2001(3)
                                                   JUNE 30,       --------------------------------------------    TO DECEMBER 31,
                                                     2005             2004            2003            2002              2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           8.52             7.49            6.05            8.10                8.12
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.03+            0.09            0.01            0.01               (0.00)*
 Net realized and unrealized gain (loss)
 on investments                              $           0.10             1.00            1.47           (2.05)              (0.02)
 Total from investment operations            $           0.13             1.09            1.48           (2.04)              (0.02)
 Less distributions:
 Net investment income                       $             --            (0.06)          (0.04)          (0.01)                 --
 Total distributions                         $             --            (0.06)          (0.04)          (0.01)                 --
 Net asset value, end of period              $           8.65             8.52            7.49            6.05                8.10
 TOTAL RETURN(1)                             %           1.53            14.59           24.54          (25.15)              (0.25)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $          4,467            2,356           1,352               8                  10
 Ratios to average net assets:
 Expenses(2)                                 %           1.10             1.10            1.10            1.09                1.09
 Net investment income (loss)(2)             %           0.63             1.06            0.37            0.26               (0.17)
 Portfolio turnover rate                     %             21              140             126             106                  92

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations.
*    Amount is less than $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                    CLASS ADV
                                                ----------------------------------------------------------------------------------
                                                  SIX MONTHS                                                        DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                    2001(1)
                                                   JUNE 30,       --------------------------------------------    TO DECEMBER 31,
                                                     2005             2004            2003            2002              2001
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $           8.52             7.49            6.04            8.10                8.12
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.02+            0.05            0.02            0.02               (0.00)*
 Net realized and unrealized gain (loss)
 on investments                              $           0.10             1.01            1.45           (2.07)              (0.02)
 Total from investment operations            $           0.12             1.06            1.47           (2.05)              (0.02)
 Less distributions:
 Net investment income                       $             --            (0.03)          (0.02)          (0.01)                 --
 Total distributions                         $             --            (0.03)          (0.02)          (0.01)                 --
 Net asset value, end of period              $           8.64             8.52            7.49            6.04                8.10
 TOTAL RETURN(2)                             %           1.41            14.21           24.42          (25.29)              (0.25)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $            123               48              39              39                  10
 Ratios to average net assets:
 Expenses(3)                                 %           1.35             1.35            1.35            1.34                1.34
 Net investment income (loss)(3)             %           0.41             0.73            0.33            0.29               (0.33)
 Portfolio turnover rate                     %             21              140             126             106                  92

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is more than $(0.01).
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

ING VAN KAMPEN COMSTOCK PORTFOLIO (UNAUDITED)               FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                           CLASS I
                                               -----------------------------------------------------------------
                                                 SIX MONTHS                                           MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,         2002(1)
                                                  JUNE 30,        ----------------------------   TO DECEMBER 31,
                                                   2005               2004            2003            2002
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.33            10.60            8.35             10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.10*            0.12            0.09              0.04
 Net realized and unrealized gain (loss)
 on investments                              $          (0.26)            1.66            2.41             (1.64)
 Total from investment operations            $          (0.16)            1.78            2.50             (1.60)
 Less distributions:
 Net investment income                       $             --               --           (0.08)            (0.05)
 Net realized gain on investments            $             --            (0.05)          (0.17)               --
 Total distributions                         $             --            (0.05)          (0.25)            (0.05)
 Net asset value, end of period              $          12.17            12.33           10.60              8.35
 TOTAL RETURN(2)                             %          (1.30)           16.90           29.92            (16.01)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         91,311           70,308          33,398             3,874
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           0.88             0.90            0.95              0.95
 Gross expenses prior to expense
 reimbursement(3)                            %           0.95             0.90            0.95              0.95
 Net investment income(3)                    %           1.60             1.40            1.28              1.70
 Portfolio turnover rate                     %             10               30              32                47

                                                                           CLASS S
                                               -----------------------------------------------------------------
                                                 SIX MONTHS                                           MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,         2002(1)
                                                  JUNE 30,        ----------------------------   TO DECEMBER 31,
                                                   2005               2004            2003            2002
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.29            10.58            8.34             10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.08*            0.09            0.05              0.05
 Net realized and unrealized gain (loss)
 on investments                              $          (0.26)            1.67            2.42             (1.67)
 Total from investment operations            $          (0.18)            1.76            2.47             (1.62)
 Less distributions:
 Net investment income                       $             --               --           (0.06)            (0.04)
 Net realized gain on investments            $             --            (0.05)          (0.17)               --
 Total distributions                         $             --            (0.05)          (0.23)            (0.04)
 Net asset value, end of period              $          12.11            12.29           10.58              8.34
 TOTAL RETURN(2)                             %          (1.46)           16.74           29.67            (16.22)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        433,969          317,797         139,236            12,723
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.13             1.15            1.20              1.20
 Gross expenses prior to expense
 reimbursement(3)                            %           1.20             1.15            1.20              1.20
 Net investment income(3)                    %           1.36             1.15            1.06              1.23
 Portfolio turnover rate                     %             10               30              32                47

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
 * Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                           CLASS ADV
                                                ----------------------------------------------------------------
                                                 SIX MONTHS                                           MAY 1,
                                                   ENDED             YEAR ENDED DECEMBER 31,         2002(1)
                                                  JUNE 30,        ----------------------------   TO DECEMBER 31,
                                                   2005               2004            2003            2002
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          12.22            10.55            8.32             10.00
 Income (loss) from investment operations:
 Net investment income                       $           0.07*            0.08            0.07              0.01
 Net realized and unrealized gain (loss)
 on investments                              $          (0.26)            1.64            2.37             (1.65)
 Total from investment operations            $          (0.19)            1.72            2.44             (1.64)
 Less distributions:
 Net investment income                       $             --               --           (0.04)            (0.04)
 Net realized gain on investments            $             --            (0.05)          (0.17)               --
 Total distributions                         $             --            (0.05)          (0.21)            (0.04)
 Net asset value, end of period              $          12.03            12.22           10.55              8.32
 TOTAL RETURN(2)                             %          (1.55)           16.41           29.34            (16.36)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         16,488           12,569           8,556             3,699
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)                            %           1.38             1.40            1.45              1.45
 Gross expenses prior to expense
 reimbursement(3)                            %           1.45             1.40            1.45              1.45
 Net investment income(3)                    %           1.11             0.86            0.77              1.75
 Portfolio turnover rate                     %             10               30              32                47

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
* Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO (UNAUDITED)      FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

                                                                                    CLASS I
                                                -------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          33.47            30.35           23.94           31.14           31.41
 Income (loss) from investment operations:
 Net investment income                       $           0.39             0.14            0.14            0.07            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $           0.23             3.15            6.40           (7.22)          (0.27)
 Total from investment operations            $           0.62             3.29            6.54           (7.15)          (0.27)
 Less distributions:
 Net investment income                       $             --            (0.17)          (0.13)          (0.00)+            --
 Net realized gain on investments            $             --               --              --           (0.05)             --
 Total distributions                         $             --            (0.17)          (0.13)          (0.05)             --
 Net asset value, end of period              $          34.09            33.47           30.35           23.94           31.14
 TOTAL RETURN(2)                             %           1.85            10.86           27.37          (22.92)          (0.86)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      1,049,940          551,489           2,883           1,378              10
 Ratios to average net assets:
 Expenses(3)                                 %           0.57             0.74            1.10            1.10            1.10
 Net investment income(3)                    %           2.37             1.88            0.72            0.73            0.17
 Portfolio turnover rate                     %             77              797              17              15               5

                                                                                    CLASS S
                                                -------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          33.37            30.27           23.88           31.14           31.41
 Income (loss) from investment operations:
 Net investment income                       $           0.36             0.17            0.12            0.07            0.00*
 Net realized and unrealized gain (loss)
 on investments                              $           0.22             3.03            6.33           (7.28)          (0.27)
 Total from investment operations            $           0.58             3.20            6.45           (7.21)          (0.27)
 Less distributions:
 Net investment income                       $             --            (0.10)          (0.06)          (0.00)+            --
 Net realized gain on investments            $             --               --              --           (0.05)             --
 Total distributions                         $             --            (0.10)          (0.06)          (0.05)             --
 Net asset value, end of period              $          33.95            33.37           30.27           23.88           31.14
 TOTAL RETURN(2)                             %           1.74            10.62           27.04          (23.13)          (0.86)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         32,737           34,477          17,744          13,685          13,660
 Ratios to average net assets:
 Expenses(3)                                 %           0.82             0.99            1.35            1.35            1.34
 Net investment income(3)                    %           2.13             0.99            0.46            0.27            0.04
 Portfolio turnover rate                     %             77              797              17              15               5

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is less than $0.01.
+ Per share numbers have been calculated using the average number of shares outstanding throughout the period.

                       See Notes to Financial Statements.

Selected data for a share outstanding for each period.

                                                                                   CLASS ADV
                                                -------------------------------------------------------------------------------
                                                  SIX MONTHS                                                      DECEMBER 10,
                                                    ENDED                   YEAR ENDED DECEMBER 31,                 2001(1)
                                                   JUNE 30,       --------------------------------------------  TO DECEMBER 31,
                                                     2005             2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $          33.11            30.07           23.81           31.13           31.41
 Income (loss) from investment operations:
 Net investment income (loss)                $           0.29             0.15            0.06            0.02           (0.00)*
 Net realized and unrealized gain (loss)
 on investments                              $           0.24             2.96            6.30           (7.29)          (0.28)
 Total income (loss) from investment
 operations                                  $           0.53             3.11            6.36           (7.27)          (0.28)
 Less distributions:
 Net investment income                       $             --            (0.07)          (0.10)             --              --
 Net realized gain on investments            $             --               --              --           (0.05)             --
 Total distributions                         $             --            (0.07)          (0.10)          (0.05)             --
 Net asset value, end of period              $          33.64            33.11           30.07           23.81           31.13
 TOTAL RETURN                                %           1.60            10.32           26.76          (23.35)          (0.89)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $         12,742            8,611             123              22              10
 Ratios to average net assets:
 Expenses(3)                                 %           1.07             1.24            1.60            1.60            1.60
 Net investment income (loss)(3)             %           1.82             1.29            0.22            0.09           (0.17)
 Portfolio turnover rate                     %             77              797              17              15               5

(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.
(3)  Annualized for periods less than one year.
*    Amount is more than $(0.01).

                       See Notes to Financial Statements.

          NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2005 (UNAUDITED)

NOTE 1 -- ORGANIZATION

ING Life Insurance and Annuity Company ("ILIAC" or the "Investment Advisor") created ING Partners, Inc. (the "Fund") to serve as an investment option underlying variable insurance products offered by ILIAC and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Fund currently consists of twenty-nine diversified Portfolios and two non-diversified Portfolios. The twenty-two included in this report are: ING American Century Large Company Value Portfolio (formerly, ING Salomon Brothers Investors Value Portfolio, "American Century Large Company Value"); ING American Century Select Portfolio ("American Century Select"); ING American Century Small Cap Value Portfolio ("American Century Small Cap Value"); ING Baron Small Cap Growth Portfolio ("Baron Small Cap Growth"); ING Fundamental Research Portfolio (formerly, ING Aeltus Enhanced Index Portfolio, "Fundamental Research"); ING Goldman Sachs(R) Capital Growth Portfolio ("Goldman Sachs(R) Capital Growth"); ING Goldman Sachs(R) Core Equity Portfolio ("Goldman Sachs(R) Core Equity"); ING JPMorgan Fleming International Portfolio ("JPMorgan Fleming International"); ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"); ING MFS Capital Opportunities Portfolio ("MFS Capital Opportunities"); ING OpCap Balanced Value Portfolio ("OpCap Balanced Value"); ING Oppenheimer Global Portfolio ("Oppenheimer Global"); ING Oppenheimer Strategic Income Portfolio ("Oppenheimer Strategic Income"); ING PIMCO Total Return Portfolio ("PIMCO Total Return"); ING Salomon Brothers Aggressive Growth Portfolio ("Salomon Brothers Aggressive Growth"); ING Salomon Brothers Fundamental Value Portfolio ("Salomon Brothers Fundamental Value"); ING Salomon Brothers Large Cap Growth Portfolio ("Salomon Brothers Large Cap Growth"); ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"); ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"); ING UBS U.S. Large Cap Equity Portfolio ("UBS U.S. Large Cap Equity"); ING Van Kampen Comstock Portfolio ("Van Kampen Comstock") and ING Van Kampen Equity and Income Portfolio ("Van Kampen Equity and Income").

ING JPMorgan Mid Cap Value and ING Salomon Brothers Fundamental Value are classified as "non-diversified" portfolios under the 1940 Act.

The following is a brief description of each Portfolio's investment objective:

- American Century Large Company Value seeks long-term capital growth;

- American Century Select seeks long-term capital appreciation;

- American Century Small Cap Value seeks long-term growth of capital, income is a secondary objective;

- Baron Small Cap Growth seeks capital appreciation;

- Fundamental Research seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks;

- Goldman Sachs(R) Capital Growth seeks long-term growth of capital;

- Goldman Sachs(R) Core Equity seeks long-term growth of capital and dividend income;

- JPMorgan Fleming International seeks long-term growth of capital;

- JPMorgan Mid Cap Value seeks growth from capital appreciation;

- MFS Capital Opportunities seeks capital appreciation;

- OpCap Balanced Value seeks capital growth and, secondarily, investment income;

- Oppenheimer Global seeks capital appreciation;

- Oppenheimer Strategic Income seeks a high level of current income principally derived from interest on debt securities;

- PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

- Salomon Brothers Aggressive Growth seeks to provide long-term growth of capital;

- Salomon Brothers Fundamental Value seeks capital appreciation;

- Salomon Brothers Large Cap Growth seeks long-term capital appreciation;

- T. Rowe Price Diversified Mid Cap Growth seeks long-term capital appreciation;

- T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, increased dividend income;

- UBS U.S. Large Cap Equity seeks long-term growth of capital and future income;

- Van Kampen Comstock seeks capital growth and income; and

- Van Kampen Equity and Income seeks total return that consists of long-term capital appreciation and current income.

The Fund offers three classes of shares, referred to as Initial Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV"). The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class I shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Classes S and ADV shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Class I shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class I shares of other Portfolios that offer Class I shares. Shareholders of the Class ADV shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class ADV shares of other Portfolios that offer Class ADV shares. Shareholders of the Class ADV shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV shares after the exchange. Shareholders of Class S shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class S shares of other Portfolios that offer Class S shares. Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

ILIAC serves as the Investment Adviser to the Portfolios. ILIAC has engaged ING Investment Management Co. ("ING IM"), a Connecticut corporation, to serve as the Sub-Adviser to the Fundamental Research. ING Financial Advisers, LLC ("IFA" or the "Distributor") serves as the principal underwriter to the Portfolios. ILIAC, ING IM and IFA are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

     Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J. ILLIQUID AND RESTRICTED SECURITIES. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K. DELAYED DELIVERY TRANSACTIONS. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a portfolio's ability to purchase or sell securities on a when-issued basis, Fundamental Research, Goldman Sachs(R) Core Equity, MFS Capital Opportunities, Oppenheimer Global, Oppenheimer Strategic Income, PIMCO Total Return, Salomon Brothers Aggressive Growth and Van Kampen Equity and Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

M. OPTIONS CONTRACTS. Each Portfolio, with the exception of Baron Small Cap Growth, may purchase put and call options and may write (sell) put options and covered call options. MFS Capital Opportunities may only write or sell calls on securities if the calls are covered. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. FUTURES CONTRACTS. Each Portfolio, with the exception of Baron Small Cap Growth, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Goldman Sachs(R) Core Equity may enter into futures transactions only with respect to the S&P 500 Index. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

O. SWAP CONTRACTS. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2005, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                                                              PURCHASES            SALES
                                                              ---------            -----
American Century Large Company Value                      $     62,160,807   $     66,645,716
American Century Select                                        556,268,691        327,783,923
American Century Small Cap Value                                45,294,282         38,492,369
Baron Small Cap Growth                                          66,118,386          9,202,341
Fundamental Research                                            45,970,018         54,009,982
Goldman Sachs(R) Capital Growth                                 13,729,729         24,601,950
Goldman Sachs(R) Core Equity                                    61,255,310         67,158,366
JPMorgan Fleming International                                 202,749,442         17,235,392
JPMorgan Mid Cap Value                                          52,112,620         32,743,748
MFS Capital Opportunities                                       78,488,411         96,287,985
OpCap Balanced Value                                            63,402,196         85,663,740
Oppenheimer Global                                           1,673,371,913        561,454,069
Oppenheimer Strategic Income                                   188,064,062         69,443,026
PIMCO Total Return                                              32,685,257         22,062,906
Salomon Brothers Aggressive Growth                              84,768,424        114,838,768
Salomon Brothers Fundamental Value                               9,789,162         12,709,240
Salomon Brothers Large Cap Growth                               11,462,223         12,359,125
T. Rowe Price Diversified Mid Cap Growth                     1,048,871,504        567,564,150
T. Rowe Price Growth Equity                                    210,464,212        188,128,450
UBS U.S. Large Cap Equity                                       53,238,074         61,652,055
Van Kampen Comstock                                            175,512,830         43,356,647
Van Kampen Equity and Income                                   824,386,938        436,725,965

U.S. Government securities not included above were as follows:

                                                              PURCHASES            SALES
                                                              ---------            -----
Oppenheimer Strategic Income                              $    175,500,520   $    118,371,468
OpCap Balanced Value                                                    --          1,168,436
PIMCO Total Return                                             694,272,964        621,173,290
Van Kampen Equity and Income                                   147,178,028        133,940,275

NOTE 4 -- INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio's average daily net assets during the month:

PORTFOLIO                                                                    FEE
---------                                                                    ---
American Century Large Company Value                                        0.80%
American Century Select                                                     0.64%
American Century Small Cap Value                                            1.00%
Baron Small Cap Growth                                                      0.85%
Fundamental Research                                                        0.60%
Goldman Sachs(R) Capital Growth                                             0.85%
Goldman Sachs(R) Core Equity                                                0.70%
JPMorgan Fleming International                                              0.80%
JPMorgan Mid Cap Value                                                      0.75%
MFS Capital Opportunities                                                   0.65%
OpCap Balanced Value                                                        0.80%
Oppenheimer Global                                                          0.60%
Oppenheimer Strategic Income                                                0.50%
PIMCO Total Return                                                          0.50%
Salomon Brothers Aggressive Growth                                          0.70% on the first
                                                                                  $500 million
                                                                            0.65% on assets over
                                                                                  $500 million
Salomon Brothers Fundamental Value                                          0.90%
Salomon Brothers Large Cap Growth                                           0.64%
T. Rowe Price Diversified Mid Cap Growth                                    0.64%
T. Rowe Price Growth Equity                                                 0.60%
UBS U.S. Large Cap Equity                                                   0.70% on the first
                                                                                  $500 million
                                                                            0.65% on assets over
                                                                                  $500 million
Van Kampen Comstock                                                         0.60%
Van Kampen Equity and Income                                                0.55%

American Century Investment Management, Inc. serves as Sub-Adviser to American Century Large Company Value, American Century Select and American Century Small Cap Value. BAMCO, Inc. serves as Sub-Adviser to Baron Small Cap Growth. Goldman Sachs(R) Asset Management, L.P. serves as Sub-Adviser to Goldman Sachs(R) Capital Growth and Goldman Sachs(R) Core Equity. J.P. Morgan Fleming Asset Management (London) Ltd. serves as Sub-Adviser to JPMorgan Fleming International. J.P. Morgan Investment Management Inc. serves as Sub-Adviser to JPMorgan Mid Cap Value. Massachusetts Financial Services Company serves as Sub-Adviser to MFS Capital Opportunities. OpCap Advisors LLC serves as Sub-Adviser to OpCap Balanced Value. OppenheimerFunds, Inc. serves as Sub-Adviser to Oppenheimer Global and Oppenheimer Strategic Income. Pacific Investment Management Company LLC serves as Sub-Adviser to PIMCO Total Return. Salomon Brothers Asset Management Inc. serves as Sub-Adviser to Salomon Brothers Aggressive Growth, Salomon Brothers Fundamental Value, and Salomon Brothers Large Cap Growth. T. Rowe Price Associates, Inc. serves as Sub-Adviser to T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to UBS U.S. Large Cap Equity. Morgan Stanley Investment Management Inc. doing business as Van Kampen serves as Sub-Adviser to Van Kampen Comstock and Van Kampen Equity and Income.

Prior to April 29, 2005, Salomon Brothers Asset Management Inc. served as Sub-Adviser to American Century Large Company Value.

Under an Administrative Services Agreement between the Fund and ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, IFS provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. IFS also assumes all ordinary recurring direct costs of the Fund, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

PORTFOLIO                                                                   RATE
---------                                                                   ----
American Century Large Company Value                                        0.20%
American Century Select                                                     0.02%
American Century Small Cap Value*                                           0.40%
Baron Small Cap Growth*                                                     0.40%
Fundamental Research                                                        0.20%
Goldman Sachs(R) Capital Growth                                             0.20%
Goldman Sachs(R) Core Equity                                                0.20%
JPMorgan Fleming International                                              0.20%
JPMorgan Mid Cap Value                                                      0.35%
MFS Capital Opportunities                                                   0.25%
OpCap Balanced Value                                                        0.20%
Oppenheimer Global                                                          0.06%
Oppenheimer Strategic Income                                                0.04%
PIMCO Total Return                                                          0.35%
Salomon Brothers Aggressive Growth                                          0.13%
Salomon Brothers Fundamental Value                                          0.20%
Salomon Brothers Large Cap Growth                                           0.20%
T. Rowe Price Diversified Mid Cap Growth                                    0.02%
T. Rowe Price Growth Equity                                                 0.15%
UBS U.S. Large Cap Equity                                                   0.15%
Van Kampen Comstock*                                                        0.35%
Van Kampen Equity and Income                                                0.02%

----------
* A portion of the administrative fees may be waived to limit total net expenses.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Adviser Class shares of each Portfolio. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Plan. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares. Effective December 1, 2004, the Distributor has voluntarily agreed to waive distribution fees for the Oppenheimer Global and the T. Rowe Price Diversified Mid Cap Growth Portfolios at an annual rate of 0.01% of average daily net assets attributable to their respective Adviser Class Shares.

Service and Adviser Classes of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Service and Adviser Classes which shall not initially exceed an annual rate of 0.25% of the average daily net assets of each of the Service and Adviser Classes.

Fees paid to the Distributor and Shareholder Organizations by class during the six months ended June 30, 2005 are shown in the accompanying Statements of Operations.

NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At June 30, 2005, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 4 and 5):

                                                                                               ACCRUED
                                                              ACCRUED                        SHAREHOLDER
                                                            INVESTMENT         ACCRUED       SERVICE AND
                                                            MANAGEMENT     ADMINISTRATIVE    DISTRIBUTION
                                                               FEES             FEES             FEES             TOTAL
                                                               ----             ----             ----             -----
American Century Large Company Value                      $       45,846   $       11,462   $       13,491   $       70,799
American Century Select                                          257,533            8,047           12,183          277,763
American Century Small Cap Value                                  66,333           19,900           11,082           97,315
Baron Small Cap Growth                                           148,050           60,961           38,949          247,960
Fundamental Research                                              19,644            6,548            8,150           34,342
Goldman Sachs(R) Capital Growth                                   57,312           13,466           17,275           88,053
Goldman Sachs(R) Core Equity                                      59,889           17,112           21,534           98,535
JPMorgan Fleming International                                   499,630          124,909           84,052          708,591
JPMorgan Mid Cap Value                                            90,509           42,237           19,175          151,921
MFS Capital Opportunities                                        112,776           43,375              169          156,320
OpCap Balanced Value                                              97,382           24,346           30,323          152,051
Oppenheimer Global                                             1,056,943          105,692           51,716        1,214,351
Oppenheimer Strategic Income                                     153,464           12,277           12,179          177,920
PIMCO Total Return                                                92,588           64,812           23,453          180,853
Salomon Brothers Aggressive Growth                               522,559          100,401           89,600          712,560
Salomon Brothers Fundamental Value                                47,967           10,659           15,994           74,620
Salomon Brothers Large Cap Growth                                 34,163           10,676           15,000           59,839
T. Rowe Price Diversified Mid Cap Growth                         581,061           18,157           30,835          630,053
T. Rowe Price Growth Equity                                      458,337          114,584           38,904          611,825
UBS U.S. Large Cap Equity                                        152,363           32,649              892          185,904
Van Kampen Comstock                                              263,184          122,819           94,645          480,648
Van Kampen Equity and Income                                     494,311           17,974           11,524          523,809

At June 30, 2005 all shares of the Portfolios were owned by 1) separate accounts of ILIAC and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) ILIAC in connection with seed capital contributions made to the Portfolios.

During the six months ended June 30, 2005, the Sub-Adviser reimbursed American Century Select $389 for losses realized on the disposal of an investment made in violation of the Portfolio's investment restrictions.

During the six months ended June 30, 2005, the Salomon Brothers Aggressive Growth realized a gain of $19,448 on the disposal of investments made in violation of the Portfolio's investment restrictions.

NOTE 6 -- CALL OPTIONS WRITTEN

Written option activity for the Oppenheimer Strategic Income and PIMCO Total Return Portfolios for the six months ended June 30, 2005 was as follows:

                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    --------
OPPENHEIMER STRATEGIC
INCOME
Options outstanding at December 31, 2004                          37      $   27,277
Options written                                                  125         123,404
Options terminated in closing purchase transactions              (66)       (105,257)
Options expired                                                  (43)        (27,459)
                                                                 ---      ----------
Options outstanding at June 30, 2005                              53      $   17,965
                                                                 ===      ==========

PIMCO TOTAL RETURN
Options outstanding at December 31, 2004                         410      $  450,080
Options written                                                  546         220,475
Options terminated in closing purchase transactions              (84)       (68,865)
Options expired                                                 (312)       (158,740)
Options exercised                                                (47)        (13,043)
                                                                ----      ----------
Options outstanding at June 30, 2005                             513      $  429,907
                                                                ====      ==========

NOTE 7 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS        YEAR          SIX MONTHS         YEAR
                                         ENDED           ENDED           ENDED          ENDED            ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
AMERICAN CENTURY LARGE COMPANY
   VALUE (NUMBER OF SHARES)
Shares sold                                756,258         148,751         194,828         839,017         186,913         117,723
Dividends reinvested                            --           1,552              --          39,197              --           3,915
Shares redeemed                             (7,920)        (25,062)     (1,227,027)     (1,094,339)       (229,082)        (70,895)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                             748,338         125,241      (1,032,199)       (216,125)        (42,169)         50,743
                                     =============   =============   =============   =============   =============   =============

AMERICAN CENTURY LARGE COMPANY
   VALUE ($)
Shares sold                          $  10,493,835   $   1,966,782   $   2,716,833   $  11,272,945   $   2,558,948   $   1,566,546
Dividends reinvested                            --          19,821              --         499,364              --          49,520
Shares redeemed                           (111,470)       (337,852)    (17,035,055)    (14,513,641)     (3,072,201)       (926,101)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $  10,382,365   $   1,648,751   $ (14,318,222)  $  (2,741,332)  $    (513,253)  $     689,965
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS        YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED          ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
AMERICAN CENTURY SELECT (NUMBER OF
   SHARES)
Shares sold                             31,377,182      22,620,173         391,509       1,451,458         147,726         991,938
Shares redeemed                         (3,415,950)     (1,071,859)       (915,345)       (321,500)       (629,277)     (3,826,255)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                          27,961,232      21,548,314        (523,836)      1,129,958        (481,551)     (2,834,317)
                                     =============   =============   =============   =============   =============   =============

AMERICAN CENTURY SELECT ($)
Shares sold                          $ 273,340,378   $ 206,472,495   $   3,488,561   $  13,091,503   $   1,307,492   $   8,842,676
Shares redeemed                        (30,733,744)     (9,923,972)     (8,071,187)     (2,836,199)     (5,572,215)    (33,760,610)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $ 242,606,634   $ 196,548,523   $  (4,582,626)  $  10,255,304   $  (4,264,723)  $ (24,917,934)
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED          ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005            2004            2005             2004
                                          ----            ----           ----            ----            ----             ----
AMERICAN CENTURY SMALL CAP VALUE
   (NUMBER OF SHARES)
Shares sold                                698,534       1,602,807         453,881       2,323,856         164,612         346,623
Dividends reinvested                            --         146,081              --         194,144              --          27,280
Shares redeemed                           (291,325)       (170,244)       (204,075)       (571,631)        (68,866)       (205,307)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares outstanding         407,209       1,578,644         249,806       1,946,369          95,746         168,596
                                     =============   =============   =============   =============   =============   =============

AMERICAN CENTURY SMALL CAP
   VALUE ($)
Shares sold                          $   8,448,494   $  18,900,807   $   5,442,118   $  26,715,877   $   1,963,659   $   3,934,669
Dividends reinvested                            --       1,774,547              --       2,347,380              --         327,424
Shares redeemed                         (3,520,283)     (1,969,616)     (2,471,975)     (6,602,869)       (810,269)     (2,307,273)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase                         $   4,928,211   $  18,705,738   $   2,970,143   $  22,460,388   $   1,153,390   $   1,954,820
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS        YEAR         SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED           ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004           2005            2004
                                          ----            ----           ----             ----           ----            ----
BARON SMALL CAP GROWTH (NUMBER OF
   SHARES)
Shares sold                              1,361,688       1,337,197       2,765,590       4,649,190         660,833       1,011,904
Shares redeemed                           (111,052)       (244,633)       (627,972)       (801,347)       (222,856)       (199,682)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares outstanding       1,250,636       1,092,564       2,137,618       3,847,843         437,977         812,222
                                     =============   =============   =============   =============   =============   =============

BARON SMALL CAP GROWTH ($)
Shares sold                          $  20,663,441   $  17,318,049   $  41,730,145   $  60,740,062   $   9,746,778   $  12,983,296
Shares redeemed                         (1,682,377)     (3,304,000)     (9,459,294)    (10,169,278)     (3,345,027)     (2,519,732)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase                         $  18,981,064   $  14,014,049   $  32,270,851   $  50,570,784   $   6,401,751   $  10,463,564
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED           ENDED          ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004           2005            2004
                                          ----            ----           ----             ----           ----            ----
FUNDAMENTAL RESEARCH (NUMBER OF
   SHARES)
Shares sold                                 30,871         451,577         295,381       1,001,814          29,715         113,866
Dividends reinvested                            --           3,914              --          28,534              --           1,857
Shares redeemed                            (62,405)        (72,429)     (1,080,507)     (1,198,761)        (30,625)       (286,485)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                             (31,534)        383,062        (785,126)       (168,413)           (910)       (170,762)
                                     =============   =============   =============   =============   =============   =============

FUNDAMENTAL RESEARCH ($)
Shares sold                          $     263,921   $   3,664,370   $   2,527,003   $   8,091,737   $     253,376   $     915,234
Dividends reinvested                            --          30,448              --         221,996              --          14,333
Shares redeemed                           (526,871)       (583,080)     (9,225,801)     (9,651,053)       (259,318)     (2,274,449)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $    (262,950)  $   3,111,738   $  (6,698,798)  $  (1,337,320)  $      (5,942)  $  (1,344,882)
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED           ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005            2004            2005            2004
                                          ----            ----           ----            ----            ----            ----
GOLDMAN SACHS(R) CAPITAL GROWTH
   (NUMBER OF SHARES)
Shares sold                                 15,333          76,985         287,502         650,799          36,018          84,873
Dividends reinvested                            --             526              --           3,841              --              --
Shares redeemed                            (15,203)        (38,108)     (1,126,626)     (1,589,477)       (233,822)        (52,372)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                                 130          39,403        (839,124)       (934,837)       (197,804)         32,501
                                     =============   =============   =============   =============   =============   =============

GOLDMAN SACHS(R) CAPITAL GROWTH ($)
Shares sold                          $     165,530   $     818,914   $   3,098,029   $   6,851,055   $     386,807   $     897,368
Dividends reinvested                            --           5,353              --          38,908              --              --
Shares redeemed                           (165,194)       (400,434)    (12,157,540)    (16,711,121)     (2,533,786)       (550,962)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $         336   $     423,833   $  (9,059,511)  $  (9,821,158)  $  (2,146,979)  $     346,406
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED           ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005            2004            2005            2004
                                          ----            ----           ----            ----            ----            ----
GOLDMAN SACHS(R) CORE EQUITY
   (NUMBER OF SHARES)
Shares sold                                     --              --         382,763       1,570,839          61,867           8,416
Dividends reinvested                            --               5              --         387,939              --              62
Shares redeemed                                 --              --        (901,611)     (1,269,272)        (17,205)           (472)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                                  --               5        (518,848)        689,506          44,662           8,006
                                     =============   =============   =============   =============   =============   =============

GOLDMAN SACHS(R) CORE EQUITY ($)
Shares sold                          $          --  $           --   $   4,956,549   $  19,848,494   $     795,426   $     104,850
Dividends reinvested                            --              62              --       4,581,560              --             725
Shares redeemed                                 --              --     (11,598,320)    (16,031,736)       (221,145)          5,994
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $          --   $          62   $  (6,641,771)  $   8,398,318   $     574,281   $     111,569
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED            ENDED          ENDED            ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004           2005             2004
                                          ----            ----           ----             ----           ----             ----
JPMORGAN FLEMING INTERNATIONAL
   (NUMBER OF SHARES)
Shares sold                              1,692,066       4,828,032      21,571,172      19,751,827          56,824         191,469
Dividends reinvested                            --         367,982              --          93,004              --           1,638
Shares redeemed                         (3,447,674)     (7,107,002)     (4,807,432)     (4,140,652)        (14,099)       (124,331)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                          (1,755,608)     (1,910,988)     16,763,740      15,704,179          42,725          68,776
                                     =============   =============   =============   =============   =============   =============

JPMORGAN FLEMING INTERNATIONAL ($)
Shares sold                          $  20,569,174   $  52,846,466   $ 258,042,171   $ 216,596,515   $     677,833   $   2,046,678
Dividends reinvested                            --       3,834,376              --         965,386              --          16,919
Shares redeemed                        (41,735,159)    (77,960,663)    (57,898,158)    (45,930,044)       (167,793)     (1,346,015)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $ (21,165,985)  $ (21,279,821)  $ 200,144,013   $ 171,631,857   $     510,040   $     717,582
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED          ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
JPMORGAN MID CAP VALUE
   (NUMBER OF SHARES)
Shares sold                              1,354,104       2,824,865       1,214,910       3,464,084         257,552         283,469
Dividends reinvested                            --         126,196              --         141,376              --          10,444
Shares redeemed                           (886,716)       (389,997)       (464,004)       (344,727)        (24,839)        (48,150)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares outstanding         467,388       2,561,064         750,906       3,260,733         232,713         245,763
                                     =============   =============   =============   =============   =============   =============

JPMORGAN MID CAP VALUE ($)
Shares sold                          $  19,109,784   $  37,085,709   $  16,985,420   $  45,498,414   $   3,610,327   $   3,641,546
Dividends reinvested                            --       1,750,954              --       1,956,844              --         143,820
Shares redeemed                        (12,231,179)     (5,061,165)     (6,476,774)     (4,622,553)       (350,314)       (612,383)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase                         $   6,878,605   $  33,775,498   $  10,508,646   $  42,832,705   $   3,260,013   $   3,172,983
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
MFS CAPITAL OPPORTUNITIES
   (NUMBER OF SHARES)
Shares sold                                119,914         189,115             255           2,607             617          10,994
Dividends reinvested                            --          44,008              --              56              --              40
Shares redeemed                           (959,673)     (1,834,165)         (3,764)         (2,413)         (1,476)         (7,702)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                            (839,759)     (1,601,042)         (3,509)            250            (859)          3,332
                                     =============   =============   =============   =============   =============   =============

MFS CAPITAL OPPORTUNITIES ($)
Shares sold                          $   3,150,239   $   4,761,822   $       6,721   $      64,766   $      15,937   $     278,223
Dividends reinvested                            --       1,043,438              --           1,317              --             939
Shares redeemed                        (25,228,682)    (45,580,002)        (99,117)        (57,772)        (38,761)       (188,943)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $ (22,078,443)  $ (39,774,742)  $     (92,396)  $       8,311   $     (22,824)  $      90,219
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR        SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED            ENDED          ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,     JUNE 30,       DECEMBER 31,
                                          2005            2004           2005             2004           2005             2004
                                          ----            ----           ----             ----           ----             ----
OPCAP BALANCED VALUE (NUMBER OF
   SHARES)
Shares sold                                 40,531         243,128         362,379       2,113,164          26,917         107,448
Dividends reinvested                            --           2,739              --         114,935              --           2,294
Shares redeemed                            (21,798)        (31,902)     (2,153,455)     (1,738,538)        (35,004)        (45,271)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                              18,733         213,965      (1,791,076)        489,561          (8,087)         64,471
                                     =============   =============   =============   =============   =============   =============

OPCAP BALANCED VALUE ($)
Shares sold                          $     532,205   $   3,117,586   $   4,789,848   $  26,896,461   $     353,690   $   1,366,933
Dividends reinvested                            --          34,098              --       1,427,497              --          28,287
Shares redeemed                           (288,519)       (407,429)    (28,510,334)    (22,131,191)       (459,904)       (569,012)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $     243,686   $   2,744,255   $ (23,720,486)  $   6,192,767   $    (106,214)  $     826,208
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                    ------------------------------   -----------------------------   -----------------------------
                                      SIX MONTHS         YEAR         SIX MONTHS         YEAR          SIX MONTHS        YEAR
                                         ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                       JUNE 30,       DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                         2005             2004           2005             2004            2005            2004
                                         ----             ----           ----             ----            ----            ----
OPPENHEIMER GLOBAL (NUMBER OF
   SHARES)
Shares sold                              96,750,950      66,743,847         973,600         541,553         648,743      10,333,622
Dividends reinvested                             --          89,713              --          15,688              --          11,097
Shares redeemed                          (5,042,510)       (967,702)     (1,761,325)       (327,715)       (706,606)       (210,710)
                                    ---------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                           91,708,440      65,865,858        (787,725)        229,526         (57,863)     10,134,009
                                    ===============   =============   =============   =============   =============   =============

OPPENHEIMER GLOBAL ($)
Shares sold                         $  1,165,963,72   $ 838,298,498   $  12,016,592   $   6,266,786   $   7,880,152   $ 127,035,834
Dividends reinvested                             --       1,145,325              --         169,195              --         136,859
Shares redeemed                         (62,783,887)    (12,286,322)    (20,785,197)     (3,777,493)     (8,564,544)     (2,574,531)
                                    ---------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)             $ 1,103,179,842   $ 827,157,501   $  (8,768,605)  $   2,658,488   $    (684,392)  $ 124,598,162
                                    ===============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS     NOVEMBER 5,     SIX MONTHS     NOVEMBER 5,     SIX MONTHS     NOVEMBER 5,
                                          ENDED       2004(1) TO         ENDED       2004(1) TO         ENDED       2004(1) TO
                                        JUNE 30,      DECEMBER 31,     JUNE 30,      DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                          2005          2004             2005           2004            2005            2004
                                          ----          ----             ----           ----            ----            ----
OPPENHEIMER STRATEGIC INCOME
   (NUMBER OF SHARES)
Shares sold                             22,100,580      10,708,088         907,072       6,939,750         127,162         402,039
Dividends reinvested                            --          18,306              --          10,227              --             564
Shares redeemed                         (2,055,769)       (520,747)     (1,035,627)       (932,666)        (36,014)        (41,056)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                          20,044,811      10,205,647        (128,555)      6,017,311          91,148         361,547
                                     =============   =============   =============   =============   =============   =============

OPPENHEIMER STRATEGIC INCOME ($)
Shares sold                          $ 221,610,947   $ 108,109,338   $   9,119,472   $  70,019,685   $   1,278,072   $   4,056,541
Dividends reinvested                            --         185,260              --         103,399              --           5,702
Shares redeemed                        (20,696,237)     (5,263,620)    (10,420,108)     (9,427,990)       (361,367)       (414,468)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $ 200,914,710   $ 103,030,978   $  (1,300,636)  $  60,695,094   $     916,705   $   3,647,775
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS        YEAR         SIX MONTHS         YEAR          SIX MONTHS        YEAR
                                          ENDED          ENDED          ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
PIMCO TOTAL RETURN (NUMBER OF
   SHARES)
Shares sold                              5,188,140       3,947,212       1,588,340       4,646,455         546,395       2,392,874
Dividends reinvested                            --          61,996              --          55,461              --          12,864
Shares redeemed                           (520,703)     (1,015,254)     (2,732,388)     (1,367,170)       (169,955)     (2,028,008)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                           4,667,437       2,993,954      (1,144,048)      3,334,746         376,440         377,730
                                     =============   =============   =============   =============   =============   =============

PIMCO TOTAL RETURN ($)
Shares sold                          $  57,472,908   $  42,657,879   $  17,541,041   $  50,221,723   $   5,998,625   $  25,730,937
Dividends reinvested                            --         669,551              --         597,319              --         138,031
Shares redeemed                         (5,750,318)    (11,026,626)    (30,088,719)    (14,681,347)     (1,854,688)    (21,920,952)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $  51,722,590   $  32,300,804   $ (12,547,678)  $  36,137,695   $   4,143,937   $   3,948,016
                                     =============   =============   =============   =============   =============   =============

----------
(1) Commencement of operations.

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS         YEAR          SIX MONTHS        YEAR
                                          ENDED          ENDED           ENDED           ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
SALOMON BROTHERS AGGRESSIVE GROWTH
   (NUMBER OF SHARES)
Shares sold                                141,068         427,898       5,189,688       9,075,422          51,668          64,521
Dividends reinvested                            --              --              --              --              --              --
Shares redeemed                         (1,740,155)     (2,782,866)     (5,957,487)       (487,121)        (10,348)        (11,436)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                          (1,599,087)     (2,354,968)       (767,799)      8,588,301          41,320          53,085
                                     =============   =============   =============   =============   =============   =============

SALOMON BROTHERS AGGRESSIVE
   GROWTH ($)
Shares sold                          $   5,457,749   $  16,246,871   $ 198,796,481   $ 334,650,664   $   1,980,543   $   2,354,764
Dividends reinvested                            --              --              --              --              --              --
Shares redeemed                        (66,798,045)   (103,994,271)   (225,133,872)    (18,143,172)       (397,126)       (422,516)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $ (61,340,296)  $ (87,747,400)  $ (26,337,391)  $ 316,507,492   $   1,583,417   $   1,932,248
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS         YEAR          SIX MONTHS        YEAR
                                          ENDED          ENDED           ENDED           ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
SALOMON BROTHERS FUNDAMENTAL VALUE
   (NUMBER OF SHARES)
Shares sold                                 23,878          90,373         223,891         641,823         485,278         444,017
Dividends reinvested                            --              --              --              --              --              --
Shares redeemed                            (18,514)        (34,621)       (797,858)       (906,728)       (127,573)        (72,248)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                               5,364          55,752        (573,967)       (264,905)        357,705         371,769
                                     =============   =============   =============   =============   =============   =============

SALOMON BROTHERS FUNDAMENTAL
   VALUE ($)
Shares sold                          $     420,630   $   1,546,968   $   3,952,887   $  10,993,620   $   8,534,173   $   7,712,445
Dividends reinvested                            --              --              --              --              --              --
Shares redeemed                           (326,509)       (586,779)    (13,935,834)    (15,468,573)     (2,188,593)     (1,223,274)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $      94,121   $     960,189   $  (9,982,947)  $  (4,474,953)  $   6,345,580   $   6,489,171
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED           ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
SALOMON BROTHERS LARGE CAP GROWTH
   (NUMBER OF SHARES)
Shares sold                                402,993       1,538,270          74,860       1,360,858         173,620         469,837
Dividends reinvested                            --               5              --               5              --         182,963
Shares redeemed                           (132,960)        (24,999)       (200,423)        (41,825)       (441,102)     (1,460,940)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                             270,033       1,513,276        (125,563)      1,319,038        (267,482)       (808,140)
                                     =============   =============   =============   =============   =============   =============

SALOMON BROTHERS LARGE CAP
   GROWTH ($)
Shares sold                          $   4,562,853   $  18,423,562   $     873,755   $  16,218,615   $   2,007,985   $   5,681,599
Dividends reinvested                            --              56              --              56              --       1,902,819
Shares redeemed                         (1,556,370)       (301,960)     (2,346,416)       (502,726)     (5,116,742)    (17,066,531)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $   3,006,483   $  18,121,658   $  (1,472,661)  $  15,715,945   $  (3,108,757)  $  (9,482,113)
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
T. ROWE PRICE DIVERSIFIED MID CAP
   GROWTH (NUMBER OF SHARES)
Shares sold                             76,683,759      56,923,070         643,754       1,310,554         389,197       2,826,239
Shares redeemed                         (8,351,545)     (2,830,650)     (1,692,337)     (1,790,374)     (2,127,803)     (7,303,573)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                          68,332,214      54,092,420      (1,048,583)       (479,820)     (1,738,606)     (4,477,334)
                                     =============   =============   =============   =============   =============   =============

T. ROWE PRICE DIVERSIFIED MID CAP
   GROWTH ($)
Shares sold                          $ 573,348,862   $ 448,863,731   $   5,047,433   $  10,074,983   $   2,984,050   $  21,486,234
Shares redeemed                        (64,978,970)    (22,047,983)    (12,727,571)    (13,296,866)    (16,396,319)    (55,107,700)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $ 508,369,892   $ 426,815,748   $  (7,680,138)  $  (3,221,883)  $ (13,412,269)  $ (33,621,466)
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
T. ROWE PRICE GROWTH EQUITY
   (NUMBER OF SHARES)
Shares sold                                837,329       3,614,473       1,619,819         233,199         272,965         468,928
Dividends reinvested                            --          29,142              --             112              --              --
Shares redeemed                           (702,038)     (1,752,164)        (27,942)        (39,458)       (128,587)       (204,594)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares outstanding         135,291       1,891,451       1,591,877         193,853         144,378         264,334
                                     =============   =============   =============   =============   =============   =============

T. ROWE PRICE GROWTH EQUITY ($)
Shares sold                          $  40,696,738   $ 166,701,460   $  78,972,518   $  10,578,860   $  13,038,002   $  21,300,542
Dividends reinvested                            --       1,272,937              --           4,880              --              --
Shares redeemed                        (33,670,621)    (79,405,553)     (1,338,082)     (1,795,611)     (6,123,263)     (9,289,573)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase                         $   7,026,117   $  88,568,844   $  77,634,436   $   8,788,129   $   6,914,739   $  12,010,969
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
UBS U.S. LARGE CAP EQUITY
   (NUMBER OF SHARES)
Shares sold                              1,247,671       1,132,421         311,310         143,657           8,875          29,545
Dividends reinvested                            --         272,255              --           1,580              --              23
Shares redeemed                         (2,936,419)     (5,385,859)        (71,652)        (49,058)           (236)        (29,090)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                          (1,688,748)     (3,981,183)        239,658          96,179           8,639             478
                                     =============   =============   =============   =============   =============   =============

UBS U.S. LARGE CAP EQUITY ($)
Shares sold                          $  10,527,723   $   8,885,946   $   2,650,520   $   1,123,691   $      75,177   $     243,821
Dividends reinvested                            --       2,047,360              --          11,802              --             173
Shares redeemed                        (25,085,888)    (42,323,371)       (613,177)       (376,132)         (2,039)       (240,331)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $ (14,558,165)  $ (31,390,065)  $   2,037,343   $     759,361   $      73,138   $       3,663
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
VAN KAMPEN COMSTOCK (NUMBER OF
   SHARES)
Shares sold                              2,144,258       3,006,385      11,127,992      13,321,253         428,576         653,919
Dividends reinvested                            --          23,877              --          89,876              --           4,600
Shares redeemed                           (344,505)       (481,233)     (1,167,730)       (702,510)        (86,770)       (440,571)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase in shares outstanding       1,799,753       2,549,029       9,960,262      12,708,619         341,806         217,948
                                     =============   =============   =============   =============   =============   =============

VAN KAMPEN COMSTOCK ($)
Shares sold                          $  26,050,435   $  33,558,478   $ 133,991,726   $ 151,378,954   $   5,160,916   $   7,212,274
Dividends reinvested                            --         258,350              --         969,765              --          49,401
Shares redeemed                         (4,196,951)     (5,431,315)    (14,016,785)     (7,789,976)     (1,036,361)     (4,862,568)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase                         $  21,853,484   $  28,385,513   $ 119,974,941   $ 144,558,743   $   4,124,555   $   2,399,107
                                     =============   =============   =============   =============   =============   =============

                                             CLASS I SHARES                  CLASS S SHARES                 CLASS ADV SHARES
                                     -----------------------------   -----------------------------   -----------------------------
                                       SIX MONTHS         YEAR        SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                          ENDED          ENDED           ENDED            ENDED           ENDED           ENDED
                                        JUNE 30,      DECEMBER 31,     JUNE 30,       DECEMBER 31,      JUNE 30,      DECEMBER 31,
                                          2005            2004           2005             2004            2005            2004
                                          ----            ----           ----             ----            ----            ----
VAN KAMPEN EQUITY AND INCOME
   (NUMBER OF SHARES)
Shares sold                             15,161,185      16,685,648         357,891         734,569         162,585         273,893
Dividends reinvested                            --             731              --           2,019              --               9
Shares redeemed                           (837,516)       (302,461)       (426,665)       (289,561)        (43,896)        (17,888)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in shares
   outstanding                          14,323,669      16,383,918         (68,774)        447,027         118,689         256,014
                                     =============   =============   =============   =============   =============   =============

VAN KAMPEN EQUITY AND INCOME ($)
Shares sold                          $ 500,133,435   $ 546,480,561   $  11,959,561   $  23,807,535   $   5,431,310   $   8,816,122
Dividends reinvested                            --          22,124              --          61,002              --             258
Shares redeemed                        (27,993,897)     (9,920,902)    (14,083,247)     (9,144,492)     (1,446,922)       (579,375)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease)              $ 472,139,538   $ 536,581,783   $  (2,123,686)  $  14,724,045   $   3,984,388   $   8,237,005
                                     =============   =============   =============   =============   =============   =============

NOTE 8 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolio's Board, the following securities have been deemed to be illiquid. The Portfolios currently limit investments in illiquid securities to 15% of the Portfolio's net assets, at market value, at time of purchase.

                                                                          SHARES/     INITIAL                              PERCENT
                                                                         PRINCIPLE  ACQUISITION                             OF NET
PORTFOLIO                              SECURITY                            AMOUNT      DATE          COST        VALUE      ASSETS
---------                              --------                            ------      ----          ----        -----      ------
American
  Century
  Small Cap
  Value        MedQuist, Inc.                                                6,100    3/16/04    $    80,539  $    80,368      0.1%

Oppenheimer
  Strategic    Argentina Government Intl. Bond, 5.830%, due 12/31/33       475,000    6/17/05    $   168,285  $   167,531      0.0%
  Income       Argentina Bonos, 2.000%, due 02/04/18                     1,082,400    5/18/05        480,390      483,188      0.1%
                                                                                                              -----------      ---
                                                                                                              $   650,719      0.1%
                                                                                                              ===========      ===

PIMCO Total
  Return       Countrywide Home Loan Mortgage Pass Through Trust,
                 3.654%, due 06/25/35                                    2,300,000    6/20/05    $ 2,299,997  $ 2,300,717      1.0%
               Dow Jones Credit Default Swap, 2.100%, 06/20/10             900,000    4/15/05         23,400       28,874      0.0%
               Ford Motor Credit Default Swap, receive $10,000,000
                 in event of default and pay 2.680%, 06/20/07              500,000     4/8/05             --        4,231      0.0%
               Ford Motor Credit Default Swap, Receive $10,000,000
                 in event of default and pay 3.330%, 06/20/06              500,000    5/17/05             --        8,827      0.0%
               Federal Home Loan Mortgage Corp., 0.040%, due 04/25/24      270,023     6/4/03        265,002      267,761      0.1%
               General Motors Corp. Credit Default Swap, receive
                 $10,000,000 in the event of default and pay 4.480%,
                 06/20/07                                                  500,000     4/7/05             --        6,801      0.0%
               GMAC Credit Default Swap, receive $10,000,000 in the
                 event of default and pay 3.550%, 06/20/07                 500,000     4/7/05             --        5,839      0.0%
               Orange County Sanitation District, 7.130%, due 02/01/33     450,000    3/24/05        474,759      503,244      0.2%

                                                                                      INITIAL                              PERCENT
                                                                         PRINCIPLE  ACQUISITION                             OF NET
PORTFOLIO                              SECURITY                            AMOUNT      DATE          COST        VALUE      ASSETS
---------                              --------                            ------      ----          ----        -----      ------
PIMCO Total
  Return       3 month LIBOR Call Option, Strike Price 4.50,
  (continued)    expires 06/02/06                                        1,000,000     6/2/05    $    31,950  $    31,212      0.0%
               EURO Call Swaption, Strike Price 5.75, expires
                 04/27/09                                                  500,000    4/28/04         25,850       83,351      0.1%
               EURO Put Swaption, Strike Price 6.25, expires
                 04/27/09                                                  500,000    4/28/04         35,750       12,108      0.0%
               Russia Federation Credit Default Swap, receive
                 $10,000,000 in the event of default and pay
                 0.610%, 03/20/07                                          400,000    3/11/05             --           39      0.0%
               Russia Federation Credit Default Swap, receive
                 $10,000,000 in the event of default and pay
                 0.700%, 03/20/07                                          500,000    3/15/05             --          713      0.0%
               Russia Federation Credit Default Swap, receive
                 $10,000,000 in the event of default and pay
                 0.770%, 05/20/07                                          200,000    5/18/05             --          543      0.0%
               Russia Federation Credit Default Swap, receive
                 $10,000,000 in the event of default and pay
                 0.580%, 06/20/06                                          100,000    5/26/05             --          108      0.0%
               Russia Federation Credit Default Swap, receive
                 $10,000,000 in the event of default and pay
                 1.000%, 07/20/05                                          300,000    7/19/04             --          100      0.0%
               Russia Federation Credit Default Swap, receive
                 $10,000,000 in the event of default and pay
                 1.000%, 07/28/05                                          300,000     8/4/05             --          141      0.0%
               Russia Federation Credit Default Swap, receive
                 $10,000,000 in the event of default and pay
                 1.080%, 08/04/05                                          300,000    3/11/05             --          171      0.0%
                                                                                                              -----------      ---
                                                                                                              $ 3,254,780      1.4%
                                                                                                              ===========      ===

NOTE 9 -- CONCENTRATION OF RISKS

NON-DIVERSIFIED (JPMORGAN MID CAP VALUE AND SALOMON BROTHERS FUNDAMENTAL VALUE). There is additional risk associated with being non-diversified, since the Portfolios are not limited in the proportion of their assets in a single issuer. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause that Portfolio's share price to fluctuate more than that of a diversified portfolio.

NOTE 10 -- SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At June 30, 2005, the following Portfolios had securities on loan with the following market values:

                                                                  VALUE OF
                                                                 SECURITIES         VALUE OF
PORTFOLIO                                                          LOANED          COLLATERAL
---------                                                          ------          ----------
American Century Large Company Value                          $      7,698,845  $      7,969,422
American Century Select                                             55,367,626        57,073,182
American Century Small Cap Value                                    18,869,064        19,418,464
Baron Small Cap Growth                                              47,681,465        49,141,767
Goldman Sachs(R) Capital Growth                                     17,336,329        17,843,183
Goldman Sachs(R) Core Equity                                        15,471,847        15,974,850
JPMorgan Fleming International                                      29,899,710        31,183,563
JPMorgan Mid Cap Value                                              28,833,492        29,620,284
MFS Capital Opportunities                                           53,132,748        55,037,819
OpCap Balanced Value                                                32,566,889        33,617,997
Oppenheimer Global                                                 229,937,397       238,655,576
Oppenheimer Strategic Income                                        60,519,471        61,938,050
PIMCO Total Return                                                  41,728,734        42,614,602
Salomon Brothers Aggressive Growth                                 169,975,972       176,014,401
T. Rowe Price Diversified Mid Cap Growth                            42,475,721        44,145,876
T. Rowe Price Growth Equity                                        153,734,548       158,610,296
UBS U.S. Large Cap Equity                                           46,035,683        47,426,461
Van Kampen Comstock                                                  1,956,459         2,008,358

NOTE 11 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no distributions to shareholders during the six months ended June 30, 2005. The tax composition of dividends and distributions to shareholders during the year ended December 31, 2004 were as follows:

                                                             ORDINARY         LONG-TERM       SHORT-TERM
                                                              INCOME        CAPITAL GAIN     CAPITAL GAIN
                                                              ------        ------------     ------------
American Century Large Company Value                      $      568,705   $           --   $           --
American Century Small Cap Value                                  63,782          913,127        3,472,442
Fundamental Research                                             266,777               --               --
Goldman Sachs(R) Capital Growth                                   44,261               --               --
Goldman Sachs(R) Core Equity                                     317,175               --        4,265,172
JPMorgan Fleming International                                 4,816,681               --               --
JPMorgan Mid Cap Value                                           236,484        1,816,826        1,798,308
MFS Capital Opportunities                                      1,045,694               --               --
OpCap Balanced Value                                           1,489,882               --               --
Oppenheimer Global                                               346,693          747,458          357,228
Oppenheimer Strategic Income                                     303,811               --               --
PIMCO Total Return                                                    --          201,689        1,203,212
Salomon Brothers Large Cap Growth                                     --               --        1,902,931
T. Rowe Price Diversified Mid Cap Growth                              --               --               --
T. Rowe Price Growth Equity                                    1,277,817               --               --
UBS U.S. Large Cap Equity                                      2,059,335               --               --
Van Kampen Comstock                                                   --           73,576        1,203,940
Van Kampen Equity and Income                                      83,384               --               --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at December 31, 2004:

                                           UNDISTRIBUTED        UNREALIZED        UNREALIZED          CAPITAL
                                             ORDINARY           LONG-TERM        APPRECIATION          LOSS          EXPIRATION
                                              INCOME          CAPITAL GAINS     (DEPRECIATION)     CARRYFORWARDS       DATES
                                              ------          -------------     --------------     -------------       -----
American Century Large Company Value       $       766,997    $           --   $    11,637,423    $    (1,166,923)      2010
American Century Select                                 --                --         6,468,947         (4,670,554)      2010
American Century Small Cap Value                 1,267,142           239,816         6,363,982                 --         --
Baron Small Cap Growth                                  --                --        41,668,632           (400,724)      2010
                                                                                                         (481,096)      2011
                                                                                                       (3,000,556)      2012
                                                                                                  ---------------
                                                                                                  $    (3,882,376)
                                                                                                  ===============
Fundamental Research                               414,291                --         2,788,638    $    (1,743,401)      2010
                                                                                                         (659,097)      2011
                                                                                                  ---------------
                                                                                                  $    (2,402,498)
                                                                                                  ===============
Goldman Sachs(R) Capital Growth                    233,291                --         7,074,824    $   (11,118,325)      2010
                                                                                                       (4,114,134)      2011
                                                                                                       (2,145,265)      2012
                                                                                                  ---------------
                                                                                                  $   (17,377,724)
                                                                                                  ===============
Goldman Sachs(R) Core Equity                     4,560,458         7,689,765        11,135,495                 --         --
JPMorgan Fleming International                   5,594,772                --       141,361,019    $   (96,749,549)      2009
                                                                                                      (70,771,343)      2010
                                                                                                  ---------------
                                                                                                  $  (167,520,892)
                                                                                                  ===============
JPMorgan Mid Cap Value                             597,948           451,556        13,054,845                 --         --
MFS Capital Opportunities                        1,678,490                --        27,677,271    $   (90,989,927)      2009
                                                                                                     (113,367,765)      2010
                                                                                                  ---------------
                                                                                                  $  (204,357,692)
                                                                                                  ===============
OpCap Balanced Value                               554,504                --        12,198,421    $    (8,379,117)      2010
Oppenheimer Global                                 920,782           321,616        20,716,032                 --         --
Oppenheimer Strategic Income                            --                --           657,450                 --         --
PIMCO Total Return                               5,297,621           964,317          (153,225)                --         --

                                           UNDISTRIBUTED        UNREALIZED        UNREALIZED          CAPITAL
                                             ORDINARY           LONG-TERM        APPRECIATION          LOSS          EXPIRATION
                                              INCOME          CAPITAL GAINS     (DEPRECIATION)     CARRYFORWARDS       DATES
                                              ------          -------------     --------------     -------------       -----
Salomon Brothers Aggressive Growth         $            --    $           --   $   206,153,163    $   (31,451,409)      2009
                                                                                                     (262,244,765)      2010
                                                                                                  ---------------
                                                                                                  $  (293,696,174)
                                                                                                  ===============
Salomon Brothers Fundamental Value                  12,298                --        13,432,958    $    (4,589,763)      2011
Salomon Brothers Large Cap Growth                3,142,869         3,130,719         2,115,057                 --         --
T. Rowe Price Diversified Mid Cap Growth        11,969,557         7,603,070        17,559,124                 --         --
T. Rowe Price Growth Equity                      4,700,517                --       133,253,112    $    (4,395,326)      2009
                                                                                                      (40,790,567)      2010
                                                                                                       (4,414,125)      2011
                                                                                                  ---------------
                                                                                                  $   (49,600,018)
                                                                                                  ===============
UBS U.S. Large Cap Equity                        2,352,546                --        25,870,945    $   (35,763,111)      2009
                                                                                                      (71,755,456)      2010
                                                                                                  ---------------
                                                                                                  $  (107,518,567)
                                                                                                  ===============
Van Kampen Comstock                              8,245,183        15,651,906        45,997,985                 --         --
Van Kampen Equity and Income                     1,595,039           318,992        12,259,612                 --         --

NOTE 12 -- INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Group N.V., including investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

- ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

- Aeltus Investments Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

- ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

- In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker dealer to frequently trade up to a certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each file with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

- ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

- ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

- The ING Funds, upon a recommendation from ING updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

- ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

- ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTE 13 -- SUBSEQUENT EVENTS

Dividends: Subsequent to June 30, 2005, the following Portfolios declared dividends and distributions of:

                                                               PER SHARE AMOUNTS
                                                ----------------------------------------------
                                                NET INVESTMENT     SHORT-TERM      LONG-TERM
                                                    INCOME       CAPITAL GAINS   CAPITAL GAINS   PAYABLE DATE    RECORD DATE
                                                --------------   -------------   -------------   ------------   -------------
AMERICAN CENTURY LARGE COMPANY VALUE
Class I                                            $  0.1877       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $  0.1430       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $  0.1191       $      --       $      --     July 6, 2005   June 30, 2005

AMERICAN CENTURY SMALL CAP VALUE
Class I                                            $      --       $  0.1921       $  0.0364     July 6, 2005   June 30, 2005
Class S                                            $      --       $  0.1921       $  0.0364     July 6, 2005   June 30, 2005
Class ADV                                          $      --       $  0.1921       $  0.0364     July 6, 2005   June 30, 2005

FUNDAMENTAL RESEARCH
Class I                                            $  0.1152       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $  0.0900       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $  0.0651       $      --       $      --     July 6, 2005   June 30, 2005

GOLDMAN SACHS(R) CAPITAL GROWTH
Class I                                            $  0.0626       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $  0.0327       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $      --       $      --       $      --     July 6, 2005   June 30, 2005

GOLDMAN SACHS(R) CORE EQUITY
Class I                                            $  0.1440       $  0.4591       $  0.9634     July 6, 2005   June 30, 2005
Class S                                            $  0.1124       $  0.4591       $  0.9634     July 6, 2005   June 30, 2005
Class ADV                                          $  0.1411       $  0.4591       $  0.9634     July 6, 2005   June 30, 2005

JPMORGAN FLEMING INTERNATIONAL
Class I                                            $  0.0931       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $  0.0877       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $  0.0594       $      --       $      --     July 6, 2005   June 30, 2005

JPMORGAN MID CAP VALUE
Class I                                            $      --       $  0.0576       $  0.0435     July 6, 2005   June 30, 2005
Class S                                            $      --       $  0.0576       $  0.0435     July 6, 2005   June 30, 2005
Class ADV                                          $      --       $  0.0576       $  0.0435     July 6, 2005   June 30, 2005

MFS CAPITAL OPPORTUNITIES
Class I                                            $  0.2158       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $  0.1339       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $  0.1040       $      --       $      --     July 6, 2005   June 30, 2005

OPCAP BALANCED VALUE
Class I                                            $  0.0888       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $  0.0514       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $  0.0276       $      --       $      --     July 6, 2005   June 30, 2005

OPPENHEIMER GLOBAL
Class I                                            $  0.0001       $  0.0055       $  0.0019     July 6, 2005   June 30, 2005
Class S                                            $      --       $  0.0055       $  0.0019     July 6, 2005   June 30, 2005
Class ADV                                          $      --       $  0.0055       $  0.0019     July 6, 2005   June 30, 2005

PIMCO TOTAL RETURN
Class I                                            $  0.2035       $  0.0685       $  0.0678     July 6, 2005   June 30, 2005
Class S                                            $  0.1815       $  0.0685       $  0.0678     July 6, 2005   June 30, 2005
Class ADV                                          $  0.1601       $  0.0685       $  0.0678     July 6, 2005   June 30, 2005

SALOMON BROTHERS FUNDAMENTAL VALUE
Class I                                            $  0.0240       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $      --       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $  0.0040       $      --       $      --     July 6, 2005   June 30, 2005

                                                               PER SHARE AMOUNTS
                                                ----------------------------------------------
                                                NET INVESTMENT     SHORT-TERM      LONG-TERM
                                                    INCOME       CAPITAL GAINS   CAPITAL GAINS   PAYABLE DATE    RECORD DATE
                                                --------------   -------------   -------------   ------------   -------------
SALOMON BROTHERS LARGE CAP GROWTH
Class I                                            $      --       $  0.5772       $  0.5751     July 6, 2005   June 30, 2005
Class S                                            $      --       $  0.5772       $  0.5751     July 6, 2005   June 30, 2005
Class ADV                                          $      --       $  0.5772       $  0.5751     July 6, 2005   June 30, 2005

T. ROWE PRICE DIVERSIFIED MID CAP GROWTH
Class I                                            $      --       $  0.0868       $  0.0551     July 6, 2005   June 30, 2005
Class S                                            $      --       $  0.0868       $  0.0551     July 6, 2005   June 30, 2005
Class ADV                                          $      --       $  0.0868       $  0.0551     July 6, 2005   June 30, 2005

T. ROWE PRICE GROWTH EQUITY
Class I                                            $  0.2475       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $  0.2332       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $  0.0492       $      --       $      --     July 6, 2005   June 30, 2005

UBS U.S. LARGE CAP EQUITY
Class I                                            $  0.0787       $      --       $      --     July 6, 2005   June 30, 2005
Class S                                            $  0.0707       $      --       $      --     July 6, 2005   June 30, 2005
Class ADV                                          $  0.0639       $      --       $      --     July 6, 2005   June 30, 2005

VAN KAMPEN COMSTOCK
Class I                                            $  0.0794       $  0.1163       $  0.3485     July 6, 2005   June 30, 2005
Class S                                            $  0.0658       $  0.1163       $  0.3485     July 6, 2005   June 30, 2005
Class ADV                                          $  0.0428       $  0.1163       $  0.3485     July 6, 2005   June 30, 2005

VAN KAMPEN EQUITY AND INCOME
Class I                                            $  0.0304       $  0.0205       $  0.0100     July 6, 2005   June 30, 2005
Class S                                            $      --       $  0.0205       $  0.0100     July 6, 2005   June 30, 2005
Class ADV                                          $  0.0069       $  0.0205       $  0.0100     July 6, 2005   June 30, 2005

ING AMERICAN CENTURY                                    PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO                    AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Banks                                                11.2%
Diversified Financial Services                       11.1%
Oil and Gas                                          10.8%
Insurance                                             6.8%
Telecommunications                                    5.2%
Retail                                                4.1%
Computers                                             3.8%
Miscellaneous Manufacturing                           3.7%
Electric                                              3.5%
Food                                                  3.2%
Pharmaceuticals                                       3.1%
2 - 3% Industries(1)                                  9.3%
Less than 2% Industries(2)                           18.6%

* Excludes other assets and liabilities of (5.5)% of net assets and 11.1% of net assets for short-term investments related to securities lending.
(1) Includes four industries, which each represent 2 - 3% of net assets.
(2) Includes twenty-one industries, which each represent less than 2% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 94.4%

                            AEROSPACE/DEFENSE: 0.6%
       8,100                Northrop Grumman Corp.                                                   $        447,525
                                                                                                     ----------------
                                                                                                              447,525
                                                                                                     ----------------
                            AGRICULTURE: 1.4%
      15,800                Altria Group, Inc.                                                              1,021,628
                                                                                                     ----------------
                                                                                                            1,021,628
                                                                                                     ----------------
                            APPAREL: 1.8%
      10,600                Liz Claiborne, Inc.                                                               421,456
       8,900                Reebok Intl., Ltd.                                                                372,287
       8,300                VF Corp.                                                                          474,926
                                                                                                     ----------------
                                                                                                            1,268,669
                                                                                                     ----------------
                            AUTO MANUFACTURERS: 1.3%
      11,100       L        General Motors Corp.                                                              377,400
       7,800       @@       Toyota Motor Corp. ADR                                                            557,622
                                                                                                     ----------------
                                                                                                              935,022
                                                                                                     ----------------
                            AUTO PARTS AND EQUIPMENT: 0.5%
       9,500       L        Lear Corp.                                                                        345,610
                                                                                                     ----------------
                                                                                                              345,610
                                                                                                     ----------------
                            BANKS: 11.2%
      58,700                Bank of America Corp.                                                           2,677,307
      11,000                National City Corp.                                                               375,320
      12,300       L        PNC Financial Services Group, Inc.                                                669,858
      19,700                The Bank of New York Co., Inc.                                                    566,966
      32,800                U.S. Bancorp                                                                      957,760
      21,300                Wachovia Corp.                                                           $      1,056,480
      28,300                Wells Fargo & Co.                                                               1,742,714
                                                                                                     ----------------
                                                                                                            8,046,405
                                                                                                     ----------------
                            BEVERAGES: 2.3%
      15,300                Coca-Cola Co.                                                                     638,775
       7,000       L        Molson Coors Brewing Co.                                                          434,000
      19,600                Pepsi Bottling Group, Inc.                                                        560,756
                                                                                                     ----------------
                                                                                                            1,633,531
                                                                                                     ----------------
                            CHEMICALS: 1.1%
      12,400                PPG Industries, Inc.                                                              778,224
                                                                                                     ----------------
                                                                                                              778,224
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 0.7%
      14,200                R.R. Donnelley & Sons Co.                                                         490,042
                                                                                                     ----------------
                                                                                                              490,042
                                                                                                     ----------------
                            COMPUTERS: 3.8%
      12,700       @        Computer Sciences Corp.                                                           554,990
      53,400                Hewlett-Packard Co.                                                             1,255,434
      11,900                International Business Machines
                               Corp.                                                                          882,980
                                                                                                     ----------------
                                                                                                            2,693,404
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 11.1%
      69,800                Citigroup, Inc.                                                                 3,226,854
      39,200                Freddie Mac                                                                     2,557,016
      19,700                Merrill Lynch & Co., Inc.                                                       1,083,697
      20,300                Morgan Stanley                                                                  1,065,141
                                                                                                     ----------------
                                                                                                            7,932,708
                                                                                                     ----------------
                            ELECTRIC: 3.5%
      21,800                Exelon Corp.                                                                    1,118,994
      20,600       L        NiSource, Inc.                                                                    509,438
      14,900                PPL Corp.                                                                         884,762
                                                                                                     ----------------
                                                                                                            2,513,194
                                                                                                     ----------------
                            ELECTRONICS: 0.7%
       7,800                Parker Hannifin Corp.                                                             483,678
                                                                                                     ----------------
                                                                                                              483,678
                                                                                                     ----------------
                            ENVIRONMENTAL CONTROL: 0.6%
      16,500                Waste Management, Inc.                                                            467,610
                                                                                                     ----------------
                                                                                                              467,610
                                                                                                     ----------------
                            FOOD: 3.2%
      15,800                H.J. Heinz Co.                                                                    559,636
      36,900      @,L       Kroger Co.                                                                        702,207
      20,700                Sara Lee Corp.                                                                    410,067
      10,000       @@       Unilever NV ADR                                                                   648,300
                                                                                                     ----------------
                                                                                                            2,320,210
                                                                                                     ----------------
                            FOREST PRODUCTS AND PAPER: 1.3%
      14,600                Weyerhaeuser Co.                                                                  929,290
                                                                                                     ----------------
                                                                                                              929,290
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 1.8%
      13,600                Baxter Intl., Inc.                                                                504,560
      12,600                Johnson & Johnson                                                                 819,000
                                                                                                     ----------------
                                                                                                            1,323,560
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 0.4%
       4,900                HCA, Inc.                                                                         277,683
                                                                                                     ----------------
                                                                                                              277,683
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            HOME FURNISHINGS: 0.6%
       6,400       L        Whirlpool Corp.                                                          $        448,704
                                                                                                     ----------------
                                                                                                              448,704
                                                                                                     ----------------
                            HOUSEWARES: 0.7%
      22,400       L        Newell Rubbermaid, Inc.                                                           534,016
                                                                                                     ----------------
                                                                                                              534,016
                                                                                                     ----------------
                            INSURANCE: 6.8%
      18,500                Allstate Corp.                                                                  1,105,375
      15,200                American Intl. Group, Inc.                                                        883,120
      12,000                Hartford Financial Services
                               Group, Inc.                                                                    897,360
       8,800                Loews Corp.                                                                       682,000
      12,400                Marsh & McLennan Cos., Inc.                                                       343,480
       6,400                MGIC Investment Corp.                                                             417,408
      10,000                Torchmark Corp.                                                                   522,000
                                                                                                     ----------------
                                                                                                            4,850,743
                                                                                                     ----------------
                            INVESTMENT COMPANIES: 2.0%
      11,800       L        SPDR Trust Series 1                                                             1,406,324
                                                                                                     ----------------
                                                                                                            1,406,324
                                                                                                     ----------------
                            IRON/STEEL: 0.3%
       4,400                Nucor Corp.                                                                       200,728
                                                                                                     ----------------
                                                                                                              200,728
                                                                                                     ----------------
                            MACHINERY-DIVERSIFIED: 0.7%
       7,400                Deere & Co.                                                                       484,626
                                                                                                     ----------------
                                                                                                              484,626
                                                                                                     ----------------
                            MEDIA: 2.7%
      10,900                Gannett Co., Inc.                                                                 775,317
      67,400       @        Time Warner, Inc.                                                               1,126,254
                                                                                                     ----------------
                                                                                                            1,901,571
                                                                                                     ----------------
                            MINING: 0.8%
      21,300                Alcoa, Inc.                                                                       556,569
                                                                                                     ----------------
                                                                                                              556,569
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 3.7%
      13,100                Dover Corp.                                                                       476,578
      24,000                General Electric Co.                                                              831,600
       7,800       @@       Ingersoll-Rand Co. Ltd.                                                           556,530
      25,900      @@,L      Tyco Intl. Ltd.                                                                   756,280
                                                                                                     ----------------
                                                                                                            2,620,988
                                                                                                     ----------------
                            OFFICE/BUSINESS EQUIPMENT: 0.7%
      35,200      @,L       Xerox Corp.                                                                       485,408
                                                                                                     ----------------
                                                                                                              485,408
                                                                                                     ----------------
                            OIL AND GAS: 10.8%
      24,100       L        ChevronTexaco Corp.                                                             1,347,672
      23,500                ConocoPhillips                                                                  1,351,015
      52,500                Exxon Mobil Corp.                                                               3,017,175
      30,800       @@       Royal Dutch Petroleum Co. ADR                                                   1,998,920
                                                                                                     ----------------
                                                                                                            7,714,782
                                                                                                     ----------------
                            PHARMACEUTICALS: 3.1%
      17,400                Abbott Laboratories                                                               852,774
      20,500                Bristol-Myers Squibb Co.                                                          512,090
       9,900                Merck & Co., Inc.                                                                 304,920
      12,200                Wyeth                                                                             542,900
                                                                                                     ----------------
                                                                                                            2,212,684
                                                                                                     ----------------
                            RETAIL: 4.1%
       4,600      @,L       Advance Auto Parts, Inc.                                                 $        296,930
      16,700                CVS Corp.                                                                         485,469
      19,900                Dollar General Corp.                                                              405,164
      21,400                Gap, Inc.                                                                         422,650
      33,000                McDonald's Corp.                                                                  915,750
       7,700                Wal-Mart Stores, Inc.                                                             371,140
                                                                                                     ----------------
                                                                                                            2,897,103
                                                                                                     ----------------
                            SAVINGS AND LOANS: 1.3%
      23,700                Washington Mutual, Inc.                                                           964,353
                                                                                                     ----------------
                                                                                                              964,353
                                                                                                     ----------------
                            SEMICONDUCTORS: 0.8%
      21,100                Intel Corp.                                                                       549,866
                                                                                                     ----------------
                                                                                                              549,866
                                                                                                     ----------------
                            SOFTWARE: 2.3%
      11,500       @        Fiserv, Inc.                                                                      493,925
      47,000                Microsoft Corp.                                                                 1,167,480
                                                                                                     ----------------
                                                                                                            1,661,405
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 5.2%
       8,100                Alltel Corp.                                                                      504,468
       9,000                AT&T Corp.                                                                        171,360
      21,400      @,L       Avaya, Inc.                                                                       178,048
      28,700                BellSouth Corp.                                                                   762,559
      38,400                SBC Communications, Inc.                                                          912,000
      25,300       L        Sprint Corp.                                                                      634,777
      15,800                Verizon Communications, Inc.                                                      545,890
                                                                                                     ----------------
                                                                                                            3,709,102
                                                                                                     ----------------
                            TRANSPORTATION: 0.5%
      11,300                Norfolk Southern Corp.                                                            349,848
                                                                                                     ----------------
                                                                                                              349,848
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $63,592,511)                                                          67,456,813
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 11.1%

                            SECURITIES LENDING COLLATERAL++: 11.1%
$  7,969,422                The Bank of New York Institutional
                               Cash Reserves Fund                                                           7,969,422
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $7,969,422)                                                            7,969,422
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $71,561,933)*                                                 105.5%  $     75,426,235
                            OTHER ASSETS AND
                               LIABILITIES-NET                                                (5.5)        (3,939,134)
                                                                                             -----   ----------------
                            NET ASSETS                                                       100.0%  $     71,487,101
                                                                                             =====   ================

                 See Accompanying Notes to Financial Statements

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $71,716,931. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $    4,670,966
            Gross Unrealized Depreciation                               (961,662)
                                                                  --------------
            Net Unrealized Appreciation                           $    3,709,304
                                                                  ==============

                 See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY                                    PORTFOLIO OF INVESTMENTS
SELECT PORTFOLIO                                 AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Commercial Services                                  11.7%
Pharmaceuticals                                       8.6%
Insurance                                             7.8%
Software                                              7.7%
Healthcare-Products                                   6.6%
Cosmetics/Personal Care                               6.3%
Retail                                                6.0%
Internet                                              5.0%
Diversified Financial Services                        4.4%
Beverages                                             4.1%
Telecommunications                                    4.1%
Healthcare-Services                                   3.8%
Leisure Time                                          3.0%
2 - 3% Industries(1)                                  7.0%
1 - 2% Industries(2)                                  8.7%
Less than 1% Industries(3)                            4.4%

 * Excludes other assets and liabilities of (11.1)% of net assets and 11.9% of net assets for short-term investments related to securities lending.
(1) Includes three industries, which each represent 2 - 3% of net assets.
(2) Includes six industries, which each represent 1 - 2% of net assets.
(3) Includes eight industries, which each represent less than 1% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.2%

                            AUTO PARTS AND EQUIPMENT: 0.6%
      65,016       @@       Autoliv, Inc.                                                            $      2,847,701
                                                                                                     ----------------
                                                                                                            2,847,701
                                                                                                     ----------------
                            BANKS: 0.7%
     116,640                The Bank of New York Co., Inc.                                                  3,356,899
                                                                                                     ----------------
                                                                                                            3,356,899
                                                                                                     ----------------
                            BEVERAGES: 4.1%
     104,070                Anheuser-Busch Cos., Inc.                                                       4,761,203
     130,020                Coca-Cola Co.                                                                   5,428,335
     107,731       @@       Diageo PLC                                                                      1,585,493
     144,430                PepsiCo, Inc.                                                                   7,789,110
                                                                                                     ----------------
                                                                                                           19,564,141
                                                                                                     ----------------
                            BIOTECHNOLOGY: 2.5%
     201,350       @        Amgen, Inc.                                                                    12,173,621
                                                                                                     ----------------
                                                                                                           12,173,621
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 11.7%
     121,210      @,L       Apollo Group, Inc.                                                              9,481,046
     479,349                Aramark Corp.                                                                  12,654,814
   4,318,000       @@       Hopewell Highway
                               Infrastructure Ltd.                                                          3,110,751
      82,400      @,L       Iron Mountain, Inc.                                                             2,556,048
     218,660                Paychex, Inc.                                                                   7,115,196
     368,840      @,L       Weight Watchers Intl., Inc.                                                    19,035,831
   3,618,000       @@       Zhejiang Expressway Co. Ltd.                                                    2,456,812
                                                                                                     ----------------
                                                                                                           56,410,498
                                                                                                     ----------------
                            COMPUTERS: 1.8%
     216,008       @        Dell, Inc.                                                               $      8,534,476
                                                                                                     ----------------
                                                                                                            8,534,476
                                                                                                     ----------------
                            COSMETICS/PERSONAL CARE: 6.3%
     270,992                Avon Products, Inc.                                                            10,257,047
      23,730                Colgate-Palmolive Co.                                                           1,184,364
     187,800                Estee Lauder Cos., Inc.                                                         7,348,614
      68,620                Gillette Co.                                                                    3,474,231
     149,760       L        Procter & Gamble Co.                                                            7,899,840
                                                                                                     ----------------
                                                                                                           30,164,096
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 4.4%
     208,170                Citigroup, Inc.                                                                 9,623,699
     227,060       L        SLM Corp.                                                                      11,534,648
                                                                                                     ----------------
                                                                                                           21,158,347
                                                                                                     ----------------
                            ELECTRONICS: 1.3%
     194,766       @@       Koninklijke Philips
                               Electronics NV                                                               4,907,826
      61,380       @@       Koninklijke Philips
                               Electronics NV ADR                                                           1,546,162
                                                                                                     ----------------
                                                                                                            6,453,988
                                                                                                     ----------------
                            ENTERTAINMENT: 0.8%
     132,760       L        International Game Technology                                                   3,737,194
                                                                                                     ----------------
                                                                                                            3,737,194
                                                                                                     ----------------
                            ENVIRONMENTAL CONTROL: 0.5%
      82,070                Waste Management, Inc.                                                          2,325,864
                                                                                                     ----------------
                                                                                                            2,325,864
                                                                                                     ----------------
                            FOOD: 1.5%
      29,118       @@       Nestle SA                                                                       7,440,888
                                                                                                     ----------------
                                                                                                            7,440,888
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 6.6%
      62,690       @        Boston Scientific Corp.                                                         1,692,630
     211,200       L        Johnson & Johnson                                                              13,728,000
     188,260                Medtronic, Inc.                                                                 9,749,985
      31,050       L        Stryker Corp.                                                                   1,476,738
      58,000      @,L       Varian Medical Systems, Inc.                                                    2,165,140
      36,840      @,L       Zimmer Holdings, Inc.                                                           2,806,103
                                                                                                     ----------------
                                                                                                           31,618,596
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 3.8%
     351,920                UnitedHealth Group, Inc.                                                       18,349,109
                                                                                                     ----------------
                                                                                                           18,349,109
                                                                                                     ----------------
                            HOUSEHOLD PRODUCTS/WARES: 2.0%
     306,858       L        Yankee Candle Co., Inc.                                                         9,850,142
                                                                                                     ----------------
                                                                                                            9,850,142
                                                                                                     ----------------
                            INSURANCE: 7.8%
     304,500                American Intl. Group, Inc.                                                     17,691,450
     146,150       @@       Axis Capital Holdings Ltd.                                                      4,136,045
          92       @        Berkshire Hathaway,
                               Inc.-Class A                                                                 7,682,000
       2,708      @,L       Berkshire Hathaway,
                               Inc.-Class B                                                                 7,537,718
      23,720                Marsh & McLennan Cos., Inc.                                                       657,044
                                                                                                     ----------------
                                                                                                           37,704,257
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            INTERNET: 5.0%
      34,750       @,L      Amazon.com, Inc.                                                         $      1,149,530
     258,760       @,L      eBay, Inc.                                                                      8,541,668
       3,880       @,L      Google, Inc.                                                                    1,141,302
     421,510       @,L      IAC/InterActiveCorp.                                                           10,137,315
      74,480       @,L      Symantec Corp.                                                                  1,619,195
      39,170        @       Yahoo!, Inc.                                                                    1,357,241
                                                                                                     ----------------
                                                                                                           23,946,251
                                                                                                     ----------------
                            LEISURE TIME: 3.0%
     134,040        L       Carnival Corp.                                                                  7,311,882
     146,660        L       Harley-Davidson, Inc.                                                           7,274,336
                                                                                                     ----------------
                                                                                                           14,586,218
                                                                                                     ----------------
                            LODGING: 1.7%
     123,636       @@       Four Seasons Hotels, Inc.                                                       8,172,340
                                                                                                     ----------------
                                                                                                            8,172,340
                                                                                                     ----------------
                            MEDIA: 0.8%
      43,430       @,L      Univision Communications, Inc.                                                  1,196,497
      78,240                Viacom, Inc.                                                                    2,505,244
                                                                                                     ----------------
                                                                                                            3,701,741
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 1.1%
      41,130                3M Co.                                                                          2,973,699
      62,410                General Electric Co.                                                            2,162,507
                                                                                                     ----------------
                                                                                                            5,136,206
                                                                                                     ----------------
                            OIL AND GAS: 0.5%
      11,740                Apache Corp.                                                                      758,404
      25,110                Exxon Mobil Corp.                                                               1,443,072
                                                                                                     ----------------
                                                                                                            2,201,476
                                                                                                     ----------------
                            PACKAGING AND CONTAINERS: 0.2%
     421,279       @@       China Merchants Holdings
                               Intl. Co. Ltd.                                                                 815,297
                                                                                                     ----------------
                                                                                                              815,297
                                                                                                     ----------------
                            PHARMACEUTICALS: 8.6%
      83,522       @@       Altana AG                                                                       4,770,748
     109,110                Eli Lilly & Co.                                                                 6,078,518
     129,300       @,L      Forest Laboratories, Inc.                                                       5,023,305
      23,000       @,L      Neurocrine Biosciences, Inc.                                                      967,380
      90,222       @@       Novartis AG                                                                     4,284,776
     295,330                Pfizer, Inc.                                                                    8,145,201
     396,550      @@,L      Teva Pharmaceutical
                               Industries Ltd. ADR                                                         12,348,567
                                                                                                     ----------------
                                                                                                           41,618,495
                                                                                                     ----------------
                            RETAIL: 6.0%
     172,520       @,L      Cabela's, Inc.                                                                  3,685,027
     131,330                Home Depot, Inc.                                                                5,108,737
      61,660                Lowe's Cos., Inc.                                                               3,589,845
     342,860                Wal-Mart Stores, Inc.                                                          16,525,852
                                                                                                     ----------------
                                                                                                           28,909,461
                                                                                                     ----------------
                            SEMICONDUCTORS: 2.5%
      60,570                Analog Devices, Inc.                                                            2,259,867
     350,180        L       Applied Materials, Inc.                                                         5,665,912
      99,780        L       Intel Corp.                                                                     2,600,267
      47,460                Linear Technology Corp.                                                         1,741,307
                                                                                                     ----------------
                                                                                                           12,267,353
                                                                                                     ----------------
                            SOFTWARE: 7.7%
      42,510        @       Electronic Arts, Inc.                                                    $      2,406,491
     229,450                First Data Corp.                                                                9,210,123
     111,810       @,L      Intuit, Inc.                                                                    5,043,749
     733,710                Microsoft Corp.                                                                18,225,357
     166,200        @       Oracle Corp.                                                                    2,193,840
                                                                                                     ----------------
                                                                                                           37,079,560
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 4.1%
     575,100        @       Cisco Systems, Inc.                                                            10,990,161
       5,000        @       NeuStar, Inc.                                                                     128,000
     146,870        @       Nextel Communications, Inc.                                                     4,745,370
     121,210                QUALCOMM, Inc.                                                                  4,001,142
                                                                                                     ----------------
                                                                                                           19,864,673
                                                                                                     ----------------
                            TEXTILES: 1.3%
     157,460        L       Cintas Corp.                                                                    6,077,956
                                                                                                     ----------------
                                                                                                            6,077,956
                                                                                                     ----------------
                            TRANSPORTATION: 0.3%
      24,710                United Parcel Service, Inc.                                                     1,708,944
                                                                                                     ----------------
                                                                                                            1,708,944
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $471,823,560)                                                        477,775,788
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 11.9%

                            SECURITIES LENDING COLLATERAL++: 11.9%
$ 57,073,182                The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                               57,073,182
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $57,073,182)                                                          57,073,182
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $529,896,742)*                                                111.1%  $    534,848,970
                            OTHER ASSETS AND
                               LIABILITIES-NET                                               (11.1)       (53,318,815)
                                                                                             -----   ----------------
                            NET ASSETS                                                       100.0%  $    481,530,155
                                                                                             =====   ================

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $532,197,723. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $   11,705,915
            Gross Unrealized Depreciation                             (9,054,668)
                                                                  --------------
            Net Unrealized Appreciation                           $    2,651,247
                                                                  ==============

                 See Accompanying Notes to Financial Statements

At June 30, 2005, the following forward currency exchange contracts were outstanding for the ING American Century Select Portfolio:

                                                 IN                     UNREALIZED
                               SETTLEMENT     EXCHANGE                 APPRECIATION
CURRENCY          BUY/SELL       DATE           FOR        VALUE      (DEPRECIATION)
--------          --------       ----           ---        -----      --------------
                                                USD
EUR
Euro
371,865              Buy        07/29/05       449,373      450,647        1,274
CHF
Swiss Franc
15,028,205          Sell        07/29/05    11,779,806   11,756,165       23,641
EUR
Euro
8,443,423           Sell        07/29/05    10,210,266   10,232,240      (21,973)
GBP
British Pound
867,234             Sell        07/29/05     1,574,126    1,552,713       21,413

                 See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY                                    PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE PORTFOLIO                        AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Retail                                                8.8%
Insurance                                             5.9%
Banks                                                 5.6%
Investment Companies                                  5.4%
Chemicals                                             4.1%
Real Estate Investment Trusts                         4.0%
Commercial Services                                   3.9%
Miscellaneous Manufacturing                           3.7%
Software                                              3.5%
Oil and Gas                                           3.0%
2 - 3% Industries(1)                                 16.5%
1.5 - 2% Industries(2)                               13.6%
Less than 1.5% Industries(3)                         17.7%

* Excludes other assets and liabilities of (19.2)% of net assets and 23.5% of net assets for short-term investments related to securities lending.
(1) Includes seven industries, which each represent 2 - 3% of net assets.
(2) Includes eight industries, which each represent 1 - 2% of net assets.
(3) Includes twenty-two industries, which each represent less than 1.5% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 95.4%
                            ADVERTISING: 0.2%
       5,200                ADVO, Inc.                                                               $        165,620
                                                                                                     ----------------
                                                                                                              165,620
                                                                                                     ----------------
                            AEROSPACE/DEFENSE: 1.0%
       6,000      @,L       Alliant Techsystems, Inc.                                                         423,600
       7,900                Curtiss-Wright Corp.                                                              426,205
                                                                                                     ----------------
                                                                                                              849,805
                                                                                                     ----------------
                            AIRLINES: 0.5%
      23,700                Skywest, Inc.                                                                     430,866
                                                                                                     ----------------
                                                                                                              430,866
                                                                                                     ----------------
                            APPAREL: 1.2%
       5,500      @,L       Columbia Sportswear Co.                                                           271,645
       8,900       L        Kellwood Co.                                                                      239,410
      12,300       L        Reebok Intl., Ltd.                                                                514,509
                                                                                                     ----------------
                                                                                                            1,025,564
                                                                                                     ----------------
                            AUTO PARTS AND EQUIPMENT: 1.3%
      12,300       L        ArvinMeritor, Inc.                                                                218,817
      27,200                Cooper Tire & Rubber Co.                                                          505,104
       4,100       L        Lear Corp.                                                                        149,158
       8,200                Superior Industries Intl., Inc.                                                   194,340
                                                                                                     ----------------
                                                                                                            1,067,419
                                                                                                     ----------------
                            BANKS: 5.6%
      12,200       L        Associated Banc-Corp.                                                             410,652
      15,000       L        Bancorpsouth, Inc.                                                                354,000
      10,300       L        Chemical Financial Corp.                                                          341,033
      14,900                Chittenden Corp.                                                         $        405,280
       6,800                Cullen/Frost Bankers, Inc.                                                        324,020
       8,200       L        First Financial Bancorp                                                           154,980
      10,100       L        Fulton Financial Corp.                                                            181,800
      14,900                Sky Financial Group, Inc.                                                         419,882
      15,600                South Financial Group, Inc.                                                       443,352
      15,900                Sterling Bancshares, Inc.                                                         247,404
      20,300       L        Susquehanna Bancshares, Inc.                                                      499,177
      13,000       L        TCF Financial Corp.                                                               336,440
      13,800                Wilmington Trust Corp.                                                            496,938
                                                                                                     ----------------
                                                                                                            4,614,958
                                                                                                     ----------------
                            CHEMICALS: 4.1%
      11,700                Engelhard Corp.                                                                   334,035
      28,600                Ferro Corp.                                                                       567,996
       4,400       @        FMC Corp.                                                                         247,016
       4,700                HB Fuller Co.                                                                     160,082
       5,500                Minerals Technologies, Inc.                                                       338,800
      18,100       L        Olin Corp.                                                                        330,144
      44,800                Sensient Technologies Corp.                                                       923,328
      29,100                UAP Holding Corp.                                                                 483,060
                                                                                                     ----------------
                                                                                                            3,384,461
                                                                                                     ----------------
                            COAL: 0.5%
      10,600       @        Alpha Natural Resources, Inc.                                                     253,128
       3,000       L        Arch Coal, Inc.                                                                   163,410
                                                                                                     ----------------
                                                                                                              416,538
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 3.9%
      21,500                ABM Industries, Inc.                                                              419,250
       7,100                Banta Corp.                                                                       322,056
      14,800       L        Kelly Services, Inc.                                                              423,872
      12,000                Maximus, Inc.                                                                     423,480
       6,100      @,I       MedQuist, Inc.                                                                     80,368
      30,400                MoneyGram Intl., Inc.                                                             581,248
      30,100       @        Parexel Intl. Corp.                                                               597,485
       9,100      @,L       Valassis Communications, Inc.                                                     337,155
                                                                                                     ----------------
                                                                                                            3,184,914
                                                                                                     ----------------
                            COMPUTERS: 2.6%
      28,400      @,L       Electronics for Imaging                                                           597,536
      10,200                Imation Corp.                                                                     395,658
      46,100      @,L       Perot Systems Corp.                                                               655,542
       5,500                Reynolds & Reynolds Co.                                                           148,665
      19,300       @        Synopsys, Inc.                                                                    321,731
                                                                                                     ----------------
                                                                                                            2,119,132
                                                                                                     ----------------
                            DISTRIBUTION/WHOLESALE: 1.3%
      14,500                Hughes Supply, Inc.                                                               407,450
      12,100       L        Owens & Minor, Inc.                                                               391,435
       5,100       @        United Stationers, Inc.                                                           250,410
                                                                                                     ----------------
                                                                                                            1,049,295
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.8%
       6,100      @,L       Asset Acceptance Capital Corp.                                                    158,051
      20,800     @,@@,L     Lazard Ltd.                                                                       483,600
      11,700                Medallion Financial Corp.                                                         110,565
      14,500      @,L       Piper Jaffray Cos.                                                                441,235
      18,100                Waddell & Reed Financial, Inc.                                                    334,850
                                                                                                     ----------------
                                                                                                            1,528,301
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            ELECTRIC: 2.2%
      17,400       L        Empire District Electric Co.                                             $        416,904
      26,800                Idacorp, Inc.                                                                     820,884
      22,500                Westar Energy, Inc.                                                               540,675
                                                                                                     ----------------
                                                                                                            1,778,463
                                                                                                     ----------------
                            ELECTRICAL COMPONENTS AND
                               EQUIPMENT: 0.4%
      11,800       @        Littelfuse, Inc.                                                                  328,630
                                                                                                     ----------------
                                                                                                              328,630
                                                                                                     ----------------
                            ELECTRONICS: 2.3%
       3,700       L        Analogic Corp.                                                                    186,184
       7,300       @        Avnet, Inc.                                                                       164,469
      14,100      @,L       Benchmark Electronics, Inc.                                                       428,922
       3,700       @        Coherent, Inc.                                                                    133,237
      16,400                Methode Electronics, Inc.                                                         194,668
      23,900       @        Paxar Corp.                                                                       424,225
      31,600      @,L       Vishay Intertechnology, Inc.                                                      375,092
                                                                                                     ----------------
                                                                                                            1,906,797
                                                                                                     ----------------
                            ENGINEERING AND CONSTRUCTION: 0.9%
      20,700                Granite Construction, Inc.                                                        581,670
       2,200      @,L       Jacobs Engineering Group, Inc.                                                    123,772
                                                                                                     ----------------
                                                                                                              705,442
                                                                                                     ----------------
                            ENVIRONMENTAL CONTROL: 0.4%
      26,100      @,L       Tetra Tech, Inc.                                                                  353,133
                                                                                                     ----------------
                                                                                                              353,133
                                                                                                     ----------------
                            FOOD: 1.3%
      11,800       L        American Italian Pasta Co.                                                        248,036
      13,700                Corn Products Intl., Inc.                                                         325,512
      10,300      @,L       Performance Food Group Co.                                                        311,163
       4,200      @,L       Ralcorp Holdings, Inc.                                                            172,830
                                                                                                     ----------------
                                                                                                            1,057,541
                                                                                                     ----------------
                            GAS: 2.0%
       8,600       L        AGL Resources, Inc.                                                               332,390
       6,500       L        Northwest Natural Gas Co.                                                         248,560
      13,300       L        Southwest Gas Corp.                                                               339,283
      22,200       L        WGL Holdings, Inc.                                                                746,808
                                                                                                     ----------------
                                                                                                            1,667,041
                                                                                                     ----------------
                            HAND/MACHINE TOOLS: 1.5%
      10,900       L        Kennametal, Inc.                                                                  499,765
       5,500                Regal-Beloit Corp.                                                                160,380
      16,400                Snap-On, Inc.                                                                     562,520
                                                                                                     ----------------
                                                                                                            1,222,665
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 1.5%
       5,900       L        Arrow International, Inc.                                                         188,210
       6,700                Dade Behring Holdings, Inc.                                                       435,567
       6,000      @,@@      Orthofix Intl. NV                                                                 258,240
      16,100       @        Osteotech, Inc.                                                                    59,248
      11,400                Steris Corp.                                                                      293,778
                                                                                                     ----------------
                                                                                                            1,235,043
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 1.2%
      15,400      @,L       Alliance Imaging, Inc.                                                            161,084
       6,300       @        Molina Healthcare, Inc.                                                           278,838
       2,400       @        Pediatrix Medical Group, Inc.                                                     176,496
       6,400       L        Universal Health Services, Inc.                                                   397,952
                                                                                                     ----------------
                                                                                                            1,014,370
                                                                                                     ----------------
                            HOME BUILDERS: 0.9%
       4,000       L        Beazer Homes USA, Inc.                                                   $        228,600
       1,900       L        Standard Pacific Corp.                                                            167,105
      10,300      @,L       WCI Communities, Inc.                                                             329,909
                                                                                                     ----------------
                                                                                                              725,614
                                                                                                     ----------------
                            HOME FURNISHINGS: 0.8%
      19,400                Ethan Allen Interiors, Inc.                                                       650,094
                                                                                                     ----------------
                                                                                                              650,094
                                                                                                     ----------------
                            HOUSEHOLD PRODUCTS/WARES: 0.7%
       6,800       @        Central Garden & Pet Co.                                                          334,016
       8,400       L        WD-40 Co.                                                                         234,612
                                                                                                     ----------------
                                                                                                              568,628
                                                                                                     ----------------
                            HOUSEWARES: 0.2%
      11,600                Libbey, Inc.                                                                      183,396
                                                                                                     ----------------
                                                                                                              183,396
                                                                                                     ----------------
                            INSURANCE: 5.7%
       3,700       L        AmerUs Group Co.                                                                  177,785
      12,900       @@       Aspen Insurance Holdings Ltd.                                                     355,524
       7,400                Delphi Financial Group, Inc.                                                      326,710
      21,700                HCC Insurance Holdings, Inc.                                                      821,779
       8,600                Horace Mann Educators Corp.                                                       161,852
      22,900       @        National Atlantic Holdings Corp.                                                  264,953
      28,200      @@,L      Platinum Underwriters
                               Holdings Ltd.                                                                  897,324
       7,900                PMI Group, Inc.                                                                   307,942
       5,600      @,L       Proassurance Corp.                                                                233,856
       4,100                Protective Life Corp.                                                             173,102
      11,100      @@,L      Scottish Re Group Ltd.                                                            269,064
      16,000                United Fire & Casualty Co.                                                        710,720
                                                                                                     ----------------
                                                                                                            4,700,611
                                                                                                     ----------------
                            INTERNET: 1.5%
       6,500       @        Avocent Corp.                                                                     169,910
      10,400      @,L       Internet Security Systems, Inc.                                                   211,016
       4,100      @,L       Proquest Co.                                                                      134,439
      52,500      @,L       TIBCO Software, Inc.                                                              343,350
      45,000       @        Verity, Inc.                                                                      394,650
                                                                                                     ----------------
                                                                                                            1,253,365
                                                                                                     ----------------
                            INVESTMENT COMPANIES: 5.4%
      15,200       L        Ishares Russell 2000 Index Fund                                                   968,240
      23,100       L        Ishares Russell 2000 Value Index
                               Fund                                                                         1,485,330
      17,200       L        Ishares S&P SmallCap 600 Index
                               Fund                                                                           946,344
      17,700                Ishares S&P SmallCap 600/BARRA
                               Value Index Fund                                                             1,090,851
                                                                                                     ----------------
                                                                                                            4,490,765
                                                                                                     ----------------
                            IRON/STEEL: 0.5%
      10,300                Reliance Steel & Aluminum Co.                                                     381,821
                                                                                                     ----------------
                                                                                                              381,821
                                                                                                     ----------------
                            MACHINERY-DIVERSIFIED: 1.9%
      10,300                Albany Intl. Corp.                                                                330,733
      22,100       L        Briggs & Stratton Corp.                                                           765,102
       7,700       @        Kadant, Inc.                                                                      168,861
       5,400                Nordson, Corp.                                                                    185,112
       3,700       L        Tecumseh Products Co.                                                             101,528
                                                                                                     ----------------
                                                                                                            1,551,336
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            MEDIA: 1.8%
      19,700                Hearst-Argyle Television, Inc.                                           $        482,650
      28,800                Journal Communications, Inc.                                                      483,840
      15,100                Liberty Corp.                                                                     555,831
                                                                                                     ----------------
                                                                                                            1,522,321
                                                                                                     ----------------
                            METAL FABRICATE/HARDWARE: 1.9%
      26,100       L        Kaydon Corp.                                                                      726,885
       3,200                Quanex Corp.                                                                      169,632
      11,100                Timken Co.                                                                        256,410
      24,400       L        Worthington Industries, Inc.                                                      385,520
                                                                                                     ----------------
                                                                                                            1,538,447
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 3.7%
      20,000       L        A.O. Smith Corp.                                                                  534,200
       8,400       @        Applied Films Corp.                                                               215,040
      12,000       L        AptarGroup, Inc.                                                                  609,600
       4,500                Brink's Co.                                                                       162,000
      17,300                Crane Co.                                                                         454,990
      27,700      @,L       Griffon Corp.                                                                     614,940
      11,200                Lancaster Colony Corp.                                                            480,704
                                                                                                     ----------------
                                                                                                            3,071,474
                                                                                                     ----------------
                            OIL AND GAS: 3.0%
       6,300      @,L       Cimarex Energy Co.                                                                245,133
       4,300      @,L       Encore Acquisition Co.                                                            176,300
      15,700                Helmerich & Payne, Inc.                                                           736,644
      10,200      @,L       Spinnaker Exploration Co.                                                         361,998
      12,600       @        Unit Corp.                                                                        554,526
      17,400                W&T Offshore, Inc.                                                                418,818
                                                                                                     ----------------
                                                                                                            2,493,419
                                                                                                     ----------------
                            OIL AND GAS SERVICES: 2.7%
       6,200      @,L       Cal Dive Intl., Inc.                                                              324,694
      12,000       @        Cooper Cameron Corp.                                                              744,600
      59,800       @        Key Energy Services, Inc.                                                         721,786
       6,500       L        Tidewater, Inc.                                                                   247,780
       6,700      @,L       W-H Energy Services, Inc.                                                         167,031
                                                                                                     ----------------
                                                                                                            2,205,891
                                                                                                     ----------------
                            PACKAGING AND CONTAINERS: 1.7%
      34,300                Bemis Co.                                                                         910,322
      18,600                Sonoco Products Co.                                                               492,900
                                                                                                     ----------------
                                                                                                            1,403,222
                                                                                                     ----------------
                            PHARMACEUTICALS: 0.8%
      11,000       L        Alpharma, Inc.                                                                    159,170
      19,700      @,L       Priority Healthcare Corp.                                                         499,592
                                                                                                     ----------------
                                                                                                              658,762
                                                                                                     ----------------
                            PIPELINES: 0.5%
      11,600                Western Gas Resources, Inc.                                                       404,840
                                                                                                     ----------------
                                                                                                              404,840
                                                                                                     ----------------
                            REAL ESTATE INVESTMENT TRUSTS: 3.9%
       6,300                BRE Properties                                                                    263,655
      21,400       L        Commercial Net Lease Realty                                                       438,058
      20,800                Getty Realty Corp.                                                                576,160
      11,100       L        Healthcare Realty Trust, Inc.                                                     428,571
       9,400                Liberty Property Trust                                                            416,514
       5,700                Mack-Cali Realty Corp.                                                            258,210
      22,900                Maguire Properties, Inc.                                                          648,986
       7,600                Realty Income Corp.                                                               190,304
                                                                                                     ----------------
                                                                                                            3,220,458
                                                                                                     ----------------
                            RETAIL: 8.8%
      18,500       L        Bob Evans Farms, Inc.                                                    $        431,420
      16,600                Borders Group, Inc.                                                               420,146
       5,400       @        Brinker Intl., Inc.                                                               216,270
      21,000       L        Casey's General Stores, Inc.                                                      416,220
       7,950                Cato Corp.                                                                        164,168
       6,600                CBRL Group, Inc.                                                                  256,476
       7,864       @        CEC Entertainment, Inc.                                                           330,996
      18,100       L        Christopher & Banks Corp.                                                         330,506
      21,400       L        Fred's, Inc.                                                                      354,812
      13,100      @,L       HOT Topic, Inc.                                                                   250,472
       3,700       @        Jack in The Box, Inc.                                                             140,304
      19,200       L        Kenneth Cole Productions, Inc.                                                    597,504
      33,300       @        Linens `N Things, Inc.                                                            787,877
      13,000                Outback Steakhouse, Inc.                                                          588,120
      40,200       L        Pier One Imports, Inc.                                                            570,438
       9,600       L        Ruby Tuesday, Inc.                                                                248,640
      18,000       L        Talbots, Inc.                                                                     584,460
      18,000      @,L       Zale Corp.                                                                        570,420
                                                                                                     ----------------
                                                                                                            7,259,249
                                                                                                     ----------------
                            SAVINGS AND LOANS: 2.1%
       7,000                Commercial Federal Corp.                                                          235,760
      21,100                Flagstar Bancorp, Inc.                                                            399,423
       5,700                MAF Bancorp, Inc.                                                                 242,991
      35,200                Washington Federal, Inc.                                                          827,904
                                                                                                     ----------------
                                                                                                            1,706,078
                                                                                                     ----------------
                            SEMICONDUCTORS: 1.1%
      10,000       @        MEMC Electronic Materials, Inc.                                                   157,700
       8,400      @,L       Omnivision Technologies, Inc.                                                     114,156
       9,600      @,L       Rudolph Technologies, Inc.                                                        137,568
      17,000      @,L       Skyworks Solutions, Inc.                                                          125,290
      10,700      @,L       Varian Semiconductor
                               Equipment Associates, Inc.                                                     395,900
                                                                                                     ----------------
                                                                                                              930,614
                                                                                                     ----------------
                            SOFTWARE: 3.5%
      24,400       @        Compuware Corp.                                                                   175,436
      12,900      @,L       Dendrite Intl., Inc.                                                              178,020
       8,400       @        MRO Software, Inc.                                                                122,724
      78,900       @        Parametric Technology Corp.                                                       503,382
      85,900       @        Sybase, Inc.                                                                    1,576,265
       5,800      @,L       THQ, Inc.                                                                         169,766
      16,800       @        Ulticom, Inc.                                                                     178,248
                                                                                                     ----------------
                                                                                                            2,903,841
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 1.2%
      32,400       @        Adaptec, Inc.                                                                     125,712
      62,000      @,L       Aeroflex, Inc.                                                                    520,800
      11,100      @,L       Andrew Corp.                                                                      141,636
       5,800       L        Commonwealth Telephone
                               Enterprises, Inc.                                                              243,078
                                                                                                     ----------------
                                                                                                            1,031,226
                                                                                                     ----------------
                            TEXTILES: 0.8%
      17,100                G&K Services, Inc.                                                                645,183
                                                                                                     ----------------
                                                                                                              645,183
                                                                                                     ----------------
                            TRANSPORTATION: 2.6%
       6,900                Alexander & Baldwin, Inc.                                                         319,815
       7,900       L        Arkansas Best Corp.                                                               251,299
      29,300       @@       Arlington Tankers Ltd.                                                            638,447
      21,600                Heartland Express, Inc.                                                           419,688

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            TRANSPORTATION (CONTINUED)
      26,600                Werner Enterprises, Inc.                                                 $        522,424
                                                                                                     ----------------
                                                                                                            2,151,673
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $74,497,685)                                                          78,758,326
                                                                                                     ----------------
PREFERRED STOCK: 0.3%
                            BANKS: 0.0%
       1,300                MB Financial Capital Trust I                                                       34,710
                                                                                                     ----------------
                                                                                                               34,710
                                                                                                     ----------------
                            INSURANCE: 0.2%
       5,700                Phoenix Cos., Inc.                                                                199,756
                                                                                                     ----------------
                                                                                                              199,756
                                                                                                     ----------------
                            REAL ESTATE INVESTMENT TRUSTS: 0.1%
       1,500                Mills Corp.                                                                        40,403
                                                                                                     ----------------
                                                                                                               40,403
                                                                                                     ----------------
                            Total Preferred Stock (Cost
                               $267,271)                                                                      274,869
                                                                                                     ----------------
                            Total Long-Term Investments
                               (Cost $74,764,956)                                                          79,033,195
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 23.5%

                            SECURITIES LENDING COLLATERAL++: 23.5%
$ 19,418,464                The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                               19,418,464
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $19,418,464)                                                          19,418,464
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $94,183,420)*                                                 119.2%  $     98,451,659
                            OTHER ASSETS AND
                               LIABILITIES-NET                                               (19.2)       (15,853,896)
                                                                                             -----   ----------------
                            NET ASSETS                                                       100.0%  $     82,597,763
                                                                                             =====   ================

@    Non-income producing security
@@   Foreign issuer
++   Securities purchased with cash collateral for securities loaned.
I    Illiquid security
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $94,823,070. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $    5,373,225
            Gross Unrealized Depreciation                             (1,744,636)
                                                                  --------------
            Net Unrealized Appreciation                           $    3,628,589
                                                                  ==============

                 See Accompanying Notes to Financial Statements

ING BARON SMALL CAP                                     PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                                 AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Commercial Services                                  15.3%
Retail                                               11.7%
Lodging                                               8.3%
Healthcare-Services                                   7.2%
Federal Home Loan Bank                                6.2%
Diversified Financial Services                        5.4%
Banks                                                 5.0%
Healthcare-Products                                   4.6%
Entertainment                                         4.5%
Oil and Gas                                           3.9%
Internet                                              3.8%
Apparel                                               2.8%
Computers                                             2.3%
Insurance                                             2.0%
Other                                                17.8%

* Excludes other assets and liabilities of (22.5)% of net assets and 21.7% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 93.7%

                            ADVERTISING: 0.8%
      15,000      @,L       Getty Images, Inc.                                                       $      1,113,900
      10,000       @        R.H. Donnelley Corp.                                                              619,800
                                                                                                     ----------------
                                                                                                            1,733,700
                                                                                                     ----------------
                            AIRLINES: 0.8%
      90,000      @,L       JetBlue Airways Corp.                                                           1,839,600
                                                                                                     ----------------
                                                                                                            1,839,600
                                                                                                     ----------------
                            APPAREL: 2.8%
     100,000      @,L       Carter's, Inc.                                                                  5,838,000
      10,000                Polo Ralph Lauren Corp.                                                           431,100
                                                                                                     ----------------
                                                                                                            6,269,100
                                                                                                     ----------------
                            BANKS: 5.0%
      80,000       L        Amegy Bancorp, Inc.                                                             1,790,400
      35,000       L        Cathay General Bancorp                                                          1,179,850
      60,000                Center Financial Corp.                                                          1,489,800
      50,000                Central Pacific Financial Corp.                                                 1,780,000
      15,000                East-West Bancorp, Inc.                                                           503,850
      75,000       L        First Republic Bank                                                             2,649,750
     125,000                UCBH Holdings, Inc.                                                             2,030,000
                                                                                                     ----------------
                                                                                                           11,423,650
                                                                                                     ----------------
                            BEVERAGES: 0.4%
      25,000       @        Peet's Coffee & Tea, Inc.                                                         826,000
                                                                                                     ----------------
                                                                                                              826,000
                                                                                                     ----------------
                            BIOTECHNOLOGY: 0.7%
      32,000       @        Charles River
                               Laboratories Intl., Inc.                                                     1,544,000
                                                                                                     ----------------
                                                                                                            1,544,000
                                                                                                     ----------------
                            BUILDING MATERIALS: 1.6%
      15,000                Eagle Materials, Inc.                                                    $      1,388,850
      25,000                Eagle Materials, Inc.-Class B                                                   2,262,250
                                                                                                     ----------------
                                                                                                            3,651,100
                                                                                                     ----------------
                            CHEMICALS: 1.0%
      80,000       @        Symyx Technologies                                                              2,238,400
                                                                                                     ----------------
                                                                                                            2,238,400
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 15.3%
      60,000                Chemed Corp.                                                                    2,452,800
      50,500       @        ChoicePoint, Inc.                                                               2,022,525
     100,000      @,L       CoStar Group, Inc.                                                              4,360,000
     250,000      @,L       DeVry, Inc.                                                                     4,975,000
     150,000       @        Education Management Corp.                                                      5,059,499
     120,000                Gevity HR, Inc.                                                                 2,403,600
      50,000      @,L       Hewitt Associates, Inc.                                                         1,325,500
      40,000       @        LECG Corp.                                                                        850,400
      80,000      @,L       Morningstar, Inc.                                                               2,252,000
      80,000       @        PRA International                                                               2,142,400
     150,000       @        Senomyx, Inc.                                                                   2,476,500
      25,000       L        Strayer Education, Inc.                                                         2,156,500
      64,000      @,L       Universal Technical Institute,
                               Inc.                                                                         2,124,800
                                                                                                     ----------------
                                                                                                           34,601,524
                                                                                                     ----------------
                            COMPUTERS: 2.3%
      60,000       @        Anteon Intl. Corp.                                                              2,737,200
      60,000      @,L       Kronos, Inc.                                                                    2,423,400
                                                                                                     ----------------
                                                                                                            5,160,600
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 5.4%
     110,000                Cohen & Steers, Inc.                                                            2,267,100
     125,000      @,L       First Marblehead Corp.                                                          4,382,500
      16,000                Gabelli Asset Management, Inc.                                                    707,040
      40,000      @,L       International Securities
                               Exchange, Inc.                                                               1,004,400
     100,000       L        Jefferies Group, Inc.                                                           3,789,000
                                                                                                     ----------------
                                                                                                           12,150,040
                                                                                                     ----------------
                            ENTERTAINMENT: 4.5%
     117,700      @,L       Great Wolf Resorts, Inc.                                                        2,405,788
     100,000      @,L       Isle of Capri Casinos, Inc.                                                     2,620,000
         200       @        Penn National Gaming, Inc.                                                          7,300
      50,000       @        Scientific Games Corp.                                                          1,346,500
      90,000      @,L       Shuffle Master, Inc.                                                            2,522,700
      45,000       @        Vail Resorts, Inc.                                                              1,264,500
                                                                                                     ----------------
                                                                                                           10,166,788
                                                                                                     ----------------
                            FOOD: 1.1%
      60,000      @,L       Ralcorp Holdings, Inc.                                                          2,469,000
                                                                                                     ----------------
                                                                                                            2,469,000
                                                                                                     ----------------
                            GAS: 0.9%
      84,000      @,L       Southern Union Co.                                                              2,062,200
                                                                                                     ----------------
                                                                                                            2,062,200
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 4.6%
      80,000      @,L       Edwards Lifesciences Corp.                                                      3,441,600
      60,000       @        Gen-Probe, Inc.                                                                 2,173,800
      14,000       @        Inamed Corp.                                                                      937,580
      40,000      @,L       Intuitive Surgical, Inc.                                                        1,865,600
      70,000      @,L       Kensey Nash Corp.                                                               2,116,800
                                                                                                     ----------------
                                                                                                           10,535,380
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            HEALTHCARE-SERVICES: 7.2%
     120,000       @        Amerigroup Corp.                                                         $      4,824,000
      99,998      @,L       Centene Corp.                                                                   3,357,934
     100,000       @        Community Health
                               Systems, Inc.                                                                3,779,000
      35,000       L        Manor Care, Inc.                                                                1,390,550
      95,000      @,L       Odyssey Healthcare, Inc.                                                        1,369,900
      30,000      @,L       United Surgical
                               Partners Intl., Inc.                                                         1,562,400
                                                                                                     ----------------
                                                                                                           16,283,784
                                                                                                     ----------------
                            HOME BUILDERS: 1.8%
      27,000       L        Beazer Homes USA, Inc.                                                          1,543,050
       5,000                Brookfield Homes Corp.                                                            228,000
      35,000      @,L       Hovnanian Enterprises, Inc.                                                     2,282,000
                                                                                                     ----------------
                                                                                                            4,053,050
                                                                                                     ----------------
                            HOME FURNISHINGS: 0.1%
      10,000                Ethan Allen Interiors, Inc.                                                       335,100
                                                                                                     ----------------
                                                                                                              335,100
                                                                                                     ----------------
                            INSURANCE: 2.0%
      65,000     @,@@,L     Arch Capital Group Ltd.                                                         2,928,250
       5,000       L        Brown & Brown, Inc.                                                               224,700
      60,000       @        Universal American
                               Financial Corp.                                                              1,357,200
                                                                                                     ----------------
                                                                                                            4,510,150
                                                                                                     ----------------
                            INTERNET: 3.8%
      80,000      @,L       Blue Nile, Inc.                                                                 2,615,200
      50,000      @,L       Checkfree Corp.                                                                 1,703,000
      40,000      @,L       Equinix, Inc.                                                                   1,733,600
      77,800      @,L       Proquest Co.                                                                    2,551,062
                                                                                                     ----------------
                                                                                                            8,602,862
                                                                                                     ----------------
                            LODGING: 7.4%
     100,000       L        Ameristar Casinos, Inc.                                                         2,609,000
      40,000                Choice Hotels International, Inc.                                               2,628,000
      14,000       @@       Four Seasons Hotels, Inc.                                                         925,400
      40,000       @        Gaylord Entertainment Co.                                                       1,859,600
      61,000     @,@@,L     Kerzner Intl. Ltd.                                                              3,473,950
      45,000                Station Casinos, Inc.                                                           2,988,000
      50,000      @,L       Wynn Resorts Ltd.                                                               2,363,500
                                                                                                     ----------------
                                                                                                           16,847,450
                                                                                                     ----------------
                            MEDIA: 1.1%
      17,700      @,L       Citadel Broadcasting Corp.                                                        202,665
      40,000      @,L       Cumulus Media, Inc.                                                               471,200
      30,000                Gray Television, Inc.                                                             361,800
      50,000      @,L       Lin TV Corp.                                                                      694,500
      27,500      @,L       Radio One, Inc.                                                                   351,175
      30,000       @        Saga Communications, Inc.                                                         420,000
                                                                                                     ----------------
                                                                                                            2,501,340
                                                                                                     ----------------
                            OIL AND GAS: 3.9%
      95,000      @,L       Encore Acquisition Co.                                                          3,895,000
      35,000                Premcor, Inc.                                                                   2,596,300
      30,000                Range Resources Corp.                                                             807,000
      45,000      @,L       Whiting Petroleum Corp.                                                         1,633,950
                                                                                                     ----------------
                                                                                                            8,932,250
                                                                                                     ----------------
                            OIL AND GAS SERVICES: 1.5%
      80,000      @,L       FMC Technologies, Inc.                                                   $      2,557,600
      15,000      @,L       SEACOR Holdings, Inc.                                                             964,500
                                                                                                     ----------------
                                                                                                            3,522,100
                                                                                                     ----------------
                            PHARMACEUTICALS: 0.2%
     100,000      @,L       Depomed, Inc.                                                                     437,000
                                                                                                     ----------------
                                                                                                              437,000
                                                                                                     ----------------
                            REAL ESTATE: 1.5%
      80,000       @        CB Richard Ellis Group, Inc.                                                    3,508,800
                                                                                                     ----------------
                                                                                                            3,508,800
                                                                                                     ----------------
                            REAL ESTATE INVESTMENT TRUSTS: 1.6%
       7,500       @        Alexander's, Inc.                                                               1,865,625
     160,000                Spirit Finance Corp.                                                            1,880,000
                                                                                                     ----------------
                                                                                                            3,745,625
                                                                                                     ----------------
                            RETAIL: 11.7%
     120,000      @,L       Cabela's, Inc.                                                                  2,563,200
     125,000      @,L       California Pizza Kitchen, Inc.                                                  3,408,750
     100,000      @,L       Carmax, Inc.                                                                    2,665,000
      37,500      @,L       Cheesecake Factory, Inc.                                                        1,302,375
     100,000      @,L       Dick's Sporting Goods, Inc.                                                     3,859,000
      50,000      @,L       P.F. Chang's China Bistro, Inc.                                                 2,949,000
      20,000      @,L       Panera Bread Co.                                                                1,241,700
      20,000       @        Petco Animal Supplies, Inc.                                                       586,400
      40,000      @,L       Red Robin Gourmet Burgers, Inc.                                                 2,479,200
      80,000      @,L       Select Comfort Corp.                                                            1,714,400
      50,000       @        Texas Roadhouse, Inc.                                                           1,737,500
      40,000       @        Tractor Supply Co.                                                              1,964,000
                                                                                                     ----------------
                                                                                                           26,470,525
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 1.1%
      50,000      @,L       American Tower Corp.                                                            1,051,000
      10,000      @,L       Crown Castle Intl. Corp.                                                          203,200
      90,000       @        SBA Communications Corp.                                                        1,215,000
                                                                                                     ----------------
                                                                                                            2,469,200
                                                                                                     ----------------
                            TRANSPORTATION: 1.6%
      80,000      @,L       Genesee & Wyoming, Inc.                                                         2,176,800
      50,000      @,L       Landstar System, Inc.                                                           1,506,000
                                                                                                     ----------------
                                                                                                            3,682,800
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $166,670,012)                                                        212,573,118
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS: 0.9%
                            LODGING: 0.9%
$  1,000,000       #,C      Wynn Resorts Ltd., 6.000%,
                               due 07/15/15                                                                 2,177,500
                                                                                                     ----------------
                            Total Convertible Bonds
                               (Cost $981,874)                                                              2,177,500
                                                                                                     ----------------
                            Total Long-Term Investments
                               (Cost $167,651,886)                                                        214,750,618
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 27.9%

                            FEDERAL HOME LOAN BANK: 6.2%
$ 14,000,000                Federal Home Loan
                               Bank Discount Notes,
                               2.300%, due 07/01/05                                                  $     13,999,106
                                                                                                     ----------------
                            Total Federal Home
                               Loan Bank
                               (Cost $14,000,000)                                                          13,999,106
                                                                                                     ----------------
                            SECURITIES LENDING COLLATERAL++++: 21.7%
  49,141,767                The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                               49,141,767
                                                                                                     ----------------
                            Total Securities
                               Lending Collateral
                               (Cost $49,141,767)                                                          49,141,767
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $63,141,767)                                                          63,140,873
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $230,793,653)*                                                122.5%  $    277,891,491
                            OTHER ASSETS AND
                               LIABILITIES-NET                                               (22.5)       (51,070,746)
                                                                                             -----   ----------------
                            NET ASSETS                                                       100.0%  $    226,820,745
                                                                                             =====   ================

@    Non-income producing security
@@   Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C    Bond may be called prior to maturity date.
++++ Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $231,072,673. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $   50,124,265
            Gross Unrealized Depreciation                             (3,305,447)
                                                                  --------------
            Net Unrealized Appreciation                           $   46,818,818
                                                                  ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH PORTFOLIO               AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Diversified Financial Services                       11.1%
Software                                              9.1%
Oil and Gas                                           7.8%
Miscellaneous Manufacturing                           7.3%
Telecommunications                                    7.3%
Pharmaceuticals                                       5.9%
Repurchase Agreement                                  5.3%
Semiconductors                                        4.7%
Healthcare-Products                                   4.5%
Banks                                                 4.2%
Media                                                 4.2%
Agriculture                                           3.6%
Retail                                                2.6%
Electric                                              2.1%
Aerospace/Defense                                     2.0%
Other                                                19.6%

*   Excludes other assets and liabilities of (1.3)% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 96.0%

                            AEROSPACE/DEFENSE: 2.0%
      15,437                United Technologies Corp.                                                $        792,690
                                                                                                     ----------------
                                                                                                              792,690
                                                                                                     ----------------
                            AGRICULTURE: 3.6%
      21,900                Altria Group, Inc.                                                              1,416,054
                                                                                                     ----------------
                                                                                                            1,416,054
                                                                                                     ----------------
                            BANKS: 4.2%
       5,800                City National Corp.                                                               415,918
      14,700                U.S. Bancorp                                                                      429,240
      13,266                Wells Fargo & Co.                                                                 816,920
                                                                                                     ----------------
                                                                                                            1,662,078
                                                                                                     ----------------
                            BEVERAGES: 0.9%
       6,783                PepsiCo, Inc.                                                                     365,807
                                                                                                     ----------------
                                                                                                              365,807
                                                                                                     ----------------
                            BIOTECHNOLOGY: 1.0%
       6,423       @        Amgen, Inc.                                                                       388,335
                                                                                                     ----------------
                                                                                                              388,335
                                                                                                     ----------------
                            BUILDING MATERIALS: 1.0%
       9,568                American Standard Cos., Inc.                                                      401,091
                                                                                                     ----------------
                                                                                                              401,091
                                                                                                     ----------------
                            CHEMICALS: 0.9%
       8,330                Dow Chemical Co.                                                                  370,935
                                                                                                     ----------------
                                                                                                              370,935
                                                                                                     ----------------
                            COSMETICS/PERSONAL CARE: 1.4%
      10,402                Procter & Gamble Co.                                                     $        548,706
                                                                                                     ----------------
                                                                                                              548,706
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 11.1%
       4,031                Bear Stearns Cos., Inc.                                                           418,982
       8,099                Capital One Financial Corp.                                                       648,001
      31,064                Citigroup, Inc.                                                                 1,436,088
      17,000                Countrywide Financial Corp.                                                       656,370
       5,754                Goldman Sachs Group, Inc.                                                         587,023
       6,564                Lehman Brothers Holdings, Inc.                                                    651,674
                                                                                                     ----------------
                                                                                                            4,398,138
                                                                                                     ----------------
                            ELECTRIC: 2.1%
      11,200                Entergy Corp.                                                                     846,160
                                                                                                     ----------------
                                                                                                              846,160
                                                                                                     ----------------
                            ELECTRONICS: 1.8%
      22,700       @        Jabil Circuit, Inc.                                                               697,571
                                                                                                     ----------------
                                                                                                              697,571
                                                                                                     ----------------
                            ENGINEERING AND CONSTRUCTION: 0.8%
       5,329       @        Jacobs Engineering Group, Inc.                                                    299,810
                                                                                                     ----------------
                                                                                                              299,810
                                                                                                     ----------------
                            FOOD: 1.0%
      11,911                McCormick & Co., Inc.                                                             389,251
                                                                                                     ----------------
                                                                                                              389,251
                                                                                                     ----------------
                            HAND/MACHINE TOOLS: 1.1%
       9,151                Stanley Works                                                                     416,737
                                                                                                     ----------------
                                                                                                              416,737
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 4.5%
      16,600                Baxter Intl., Inc.                                                                615,860
      11,689                Johnson & Johnson                                                                 759,785
       7,505                Medtronic, Inc.                                                                   388,684
                                                                                                     ----------------
                                                                                                            1,764,329
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 1.8%
      18,200       @        HealthNet, Inc.                                                                   694,512
                                                                                                     ----------------
                                                                                                              694,512
                                                                                                     ----------------
                            INSURANCE: 0.8%
       5,405                American Intl. Group, Inc.                                                        314,031
                                                                                                     ----------------
                                                                                                              314,031
                                                                                                     ----------------
                            INTERNET: 1.5%
      17,028       @        Yahoo!, Inc.                                                                      590,020
                                                                                                     ----------------
                                                                                                              590,020
                                                                                                     ----------------
                            LEISURE TIME: 1.8%
      14,700                Royal Caribbean Cruises Ltd.                                                      710,892
                                                                                                     ----------------
                                                                                                              710,892
                                                                                                     ----------------
                            LODGING: 1.0%
      15,859                Hilton Hotels Corp.                                                               378,237
                                                                                                     ----------------
                                                                                                              378,237
                                                                                                     ----------------
                            MEDIA: 4.2%
      28,713       @        Time Warner, Inc.                                                                 479,794
      18,222                Viacom, Inc.                                                                      583,468
      23,400                Walt Disney Co.                                                                   589,213
                                                                                                     ----------------
                                                                                                            1,652,475
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            MINING: 0.9%
      14,100                Alcoa, Inc.                                                              $        368,433
                                                                                                     ----------------
                                                                                                              368,433
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 7.3%
       8,100                Danaher Corp.                                                                     423,954
      48,412                General Electric Co.                                                            1,677,476
      26,976       @@       Tyco Intl., Ltd.                                                                  787,699
                                                                                                     ----------------
                                                                                                            2,889,129
                                                                                                     ----------------
                            OIL AND GAS: 7.8%
      11,557                ENSCO Intl., Inc.                                                                 413,163
       7,956                EOG Resources, Inc.                                                               451,901
      22,280                Exxon Mobil Corp.                                                               1,280,431
       8,980       @        Plains Exploration &
                               Production Co.                                                                 319,059
      17,557                XTO Energy, Inc.                                                                  596,762
                                                                                                     ----------------
                                                                                                            3,061,316
                                                                                                     ----------------
                            OIL AND GAS SERVICES: 1.9%
       4,569                Halliburton Co.                                                                   218,490
       7,064                Schlumberger Ltd.                                                                 536,440
                                                                                                     ----------------
                                                                                                              754,930
                                                                                                     ----------------
                            PHARMACEUTICALS: 5.9%
      42,243                Pfizer, Inc.                                                                    1,165,061
      19,600       @@       Teva Pharmaceutical
                               Industries Ltd. ADR                                                            610,344
      12,869                Wyeth                                                                             572,671
                                                                                                     ----------------
                                                                                                            2,348,076
                                                                                                     ----------------
                            RETAIL: 2.6%
       7,892                Home Depot, Inc.                                                                  306,999
      13,200                Tiffany & Co.                                                                     432,432
       6,205                Wal-Mart Stores, Inc.                                                             299,081
                                                                                                     ----------------
                                                                                                            1,038,512
                                                                                                     ----------------
                            SEMICONDUCTORS: 4.7%
      21,690                Intel Corp.                                                                       565,241
      10,243      @,@@      Marvell Technology Group Ltd.                                                     389,644
      15,363                Maxim Integrated Products, Inc.                                                   587,021
      35,041       @@       Taiwan Semiconductor
                               Manufacturing Co. Ltd. ADR                                                     319,569
                                                                                                     ----------------
                                                                                                            1,861,475
                                                                                                     ----------------
                            SOFTWARE: 9.1%
      27,800       @        Activision, Inc.                                                                  459,256
      23,200      @,@@      Business Objects SA ADR                                                           610,160
      10,336                First Data Corp.                                                                  414,887
      57,700                Microsoft Corp.                                                                 1,433,267
      49,964       @        Oracle Corp.                                                                      659,525
                                                                                                     ----------------
                                                                                                            3,577,095
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 7.3%
      44,674       @        Cisco Systems, Inc.                                                               853,720
      26,200                Motorola, Inc.                                                                    478,412
      17,400                QUALCOMM, Inc.                                                                    574,374
      12,710                SBC Communications, Inc.                                                          301,863
      26,700                Sprint Corp.                                                                      669,903
                                                                                                     ----------------
                                                                                                            2,878,272
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $36,859,939)                                                          37,875,097
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.3%

                            REPURCHASE AGREEMENT: 5.3%
$  2,113,000                Morgan Stanley Repurchase
                               Agreement dated 06/30/05,
                               3.350%, due 07/01/05,
                               $2,113,197 to be received
                               upon repurchase
                               (Collateralized by $2,170,000
                               Federal Home Loan Bank,
                               4.100%, Market Value
                               plus accrued interest
                               $2,160,564, due 12/27/07.                                             $      2,113,000
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $2,113,000)                                                            2,113,000
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $38,972,939)*                                                 101.3%  $     39,988,097
                            OTHER ASSETS AND
                               LIABILITIES-NET                                                (1.3)          (516,247)
                                                                                             -----   ----------------
                            NET ASSETS                                                       100.0%  $     39,471,850
                                                                                             =====   ================

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
* Cost for federal income tax purposes is $40,219,827. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $      455,730
            Gross Unrealized Depreciation                               (687,460)
                                                                  --------------
            Net Unrealized Appreciation                           $     (231,730)
                                                                  ==============

Information concerning open futures contracts for the ING Fundamental Research Portfolio at June 30, 2005 is shown below:

                     NO. OF        NOTIONAL      EXPIRATION    UNREALIZED
LONG CONTRACTS      CONTRACTS    MARKET VALUE       DATE          LOSS
--------------      ---------    ------------       ----          ----
S&P 500                16        $    956,400     09/16/05     $  (13,125)

                 See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS(R) CAPITAL                            PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO                                 AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Diversified Financial Services                       12.6%
Media                                                12.6%
Telecommunications                                    8.9%
Software                                              8.1%
Retail                                                7.7%
Pharmaceuticals                                       6.7%
Healthcare-Products                                   4.8%
Lodging                                               4.3%
Beverages                                             3.9%
Commercial Services                                   3.8%
Computers                                             3.5%
Cosmetics/Personal Care                               3.0%
Semiconductors                                        2.9%
Other                                                17.1%

* Excludes other assets and liabilities of (22.0)% of net assets and 22.1% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.9%

                            ADVERTISING: 1.5%
      27,590      @,L       Lamar Advertising Co.                                                    $      1,180,024
                                                                                                     ----------------
                                                                                                            1,180,024
                                                                                                     ----------------
                            BEVERAGES: 3.9%
      12,900                Coca-Cola Co.                                                                     538,575
      47,640                PepsiCo, Inc.                                                                   2,569,225
                                                                                                     ----------------
                                                                                                            3,107,800
                                                                                                     ----------------
                            BIOTECHNOLOGY: 2.1%
      28,520       @        Amgen, Inc.                                                                     1,724,319
                                                                                                     ----------------
                                                                                                            1,724,319
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 3.8%
      63,769                Cendant Corp.                                                                   1,426,512
      27,670                Moody's Corp.                                                                   1,244,043
      11,050      @, L      Valassis Communications, Inc.                                                     409,403
                                                                                                     ----------------
                                                                                                            3,079,958
                                                                                                     ----------------
                            COMPUTERS: 3.5%
      70,730       @        Dell, Inc.                                                                      2,794,542
                                                                                                     ----------------
                                                                                                            2,794,542
                                                                                                     ----------------
                            COSMETICS/PERSONAL CARE: 3.0%
      30,040                Avon Products, Inc.                                                             1,137,014
      23,680       L        Procter & Gamble Co.                                                            1,249,120
                                                                                                     ----------------
                                                                                                            2,386,134
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 12.6%
      59,550                Charles Schwab Corp.                                                     $        671,724
       7,520                Citigroup, Inc.                                                                   347,650
      28,590       L        Fannie Mae                                                                      1,669,656
      53,760                Freddie Mac                                                                     3,506,764
      23,124                J.P. Morgan Chase & Co.                                                           816,740
      77,670                MBNA Corp.                                                                      2,031,847
      10,360                Merrill Lynch & Co., Inc.                                                         569,904
      11,350                Morgan Stanley                                                                    595,535
                                                                                                     ----------------
                                                                                                           10,209,820
                                                                                                     ----------------
                            ELECTRONICS: 0.5%
       6,230      @,L       Fisher Scientific Intl., Inc.                                                     404,327
                                                                                                     ----------------
                                                                                                              404,327
                                                                                                     ----------------
                            ENTERTAINMENT: 0.8%
      22,450       L        GTECH Holdings Corp.                                                              656,438
                                                                                                     ----------------
                                                                                                              656,438
                                                                                                     ----------------
                            FOOD: 1.6%
      19,250                Wm. Wrigley Jr. Co.                                                             1,325,170
                                                                                                     ----------------
                                                                                                            1,325,170
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 4.8%
      28,650                Medtronic, Inc.                                                                 1,483,783
       9,200       @        St. Jude Medical, Inc.                                                            401,212
      26,050       L        Stryker Corp.                                                                   1,238,938
       9,770      @,L       Zimmer Holdings, Inc.                                                             744,181
                                                                                                     ----------------
                                                                                                            3,868,114
                                                                                                     ----------------
                            INSURANCE: 0.7%
      17,250      @@,L      Willis Group Holdings Ltd.                                                        564,420
                                                                                                     ----------------
                                                                                                              564,420
                                                                                                     ----------------
                            INTERNET: 2.7%
       5,620      @,L       Google, Inc.                                                                    1,653,123
      15,720       @        Yahoo!, Inc.                                                                      544,698
                                                                                                     ----------------
                                                                                                            2,197,821
                                                                                                     ----------------
                            LEISURE TIME: 1.1%
      15,930       L        Carnival Corp.                                                                    868,982
                                                                                                     ----------------
                                                                                                              868,982
                                                                                                     ----------------
                            LODGING: 4.3%
      19,410       L        Harrah's Entertainment, Inc.                                                    1,398,879
      17,000                Marriott Intl., Inc.                                                            1,159,740
      15,500                Starwood Hotels & Resorts
                               Worldwide, Inc.                                                                907,835
                                                                                                     ----------------
                                                                                                            3,466,454
                                                                                                     ----------------
                            MEDIA: 12.6%
       7,524                Clear Channel
                               Communications, Inc.                                                           232,717
      15,990       L        E.W. Scripps Co.                                                                  780,312
       4,390                Gannett Co., Inc.                                                                 312,261
      49,000       @        Liberty Media Corp.                                                               499,310
      62,920                McGraw-Hill Cos., Inc.                                                          2,784,209
     112,990       @        Time Warner, Inc.                                                               1,888,063
      33,700      @,L       Univision Communications, Inc.                                                    928,435
      73,802                Viacom, Inc.                                                                    2,363,140
      19,650                Westwood One, Inc.                                                                401,450
                                                                                                     ----------------
                                                                                                           10,189,897
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            MISCELLANEOUS MANUFACTURING: 1.8%
       4,000                3M Co.                                                                   $        289,200
      39,760      @@,L      Tyco Intl., Ltd.                                                                1,160,992
                                                                                                     ----------------
                                                                                                            1,450,192
                                                                                                     ----------------
                            OIL AND GAS: 2.5%
      21,860       @@       Canadian Natural Resources Ltd.                                                   795,267
       9,468                Exxon Mobil Corp.                                                                 544,126
      14,400       @@       Suncor Energy, Inc.                                                               681,408
                                                                                                     ----------------
                                                                                                            2,020,801
                                                                                                     ----------------
                            OIL AND GAS SERVICES: 1.2%
      12,880                Schlumberger Ltd.                                                                 978,107
                                                                                                     ----------------
                                                                                                              978,107
                                                                                                     ----------------
                            PHARMACEUTICALS: 6.7%
      36,680       @        Caremark Rx, Inc.                                                               1,632,993
      12,900                Eli Lilly & Co.                                                                   718,659
      19,180       @        Medco Health Solutions, Inc.                                                    1,023,445
      35,820                Pfizer, Inc.                                                                      987,916
      24,050                Wyeth                                                                           1,070,225
                                                                                                     ----------------
                                                                                                            5,433,238
                                                                                                     ----------------
                            RETAIL: 7.7%
      42,480                Lowe's Cos., Inc.                                                               2,473,186
      25,950       @        Petco Animal Supplies, Inc.                                                       760,854
       7,340                Target Corp.                                                                      399,369
      52,960                Wal-Mart Stores, Inc.                                                           2,552,672
                                                                                                     ----------------
                                                                                                            6,186,081
                                                                                                     ----------------
                            SAVINGS AND LOANS: 0.6%
       7,600                Golden West Financial Corp.                                                       489,288
                                                                                                     ----------------
                                                                                                              489,288
                                                                                                     ----------------
                            SEMICONDUCTORS: 2.9%
      23,910                Intel Corp.                                                                       623,095
      47,590       L        Linear Technology Corp.                                                         1,746,077
                                                                                                     ----------------
                                                                                                            2,369,172
                                                                                                     ----------------
                            SOFTWARE: 8.1%
      27,130      @,L       Electronic Arts, Inc.                                                           1,535,829
      39,850                First Data Corp.                                                                1,599,579
     136,810                Microsoft Corp.                                                                 3,398,361
                                                                                                     ----------------
                                                                                                            6,533,769
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 8.9%
      43,150      @,L       American Tower Corp.                                                              907,013
     122,520       @        Cisco Systems, Inc.                                                             2,341,357
      35,900      @,L       Crown Castle Intl. Corp.                                                          729,488
      11,050       @        Nextel Communications, Inc.                                                       357,026
      76,140                QUALCOMM, Inc.                                                                  2,513,381
      13,200       L        Sprint Corp.                                                                      331,188
                                                                                                     ----------------
                                                                                                            7,179,453
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $76,249,058)                                                          80,664,321
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 22.1%

                            SECURITIES LENDING COLLATERAL++: 22.1%
$ 17,843,183                The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                         $     17,843,183
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $17,843,183)                                                          17,843,183
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $94,092,241)*                                                 122.0%  $     98,507,504
                            OTHER ASSETS AND
                               LIABILITIES-NET                                               (22.0)       (17,732,516)
                                                                                             -----   ----------------
                            NET ASSETS                                                       100.0%  $     80,774,988
                                                                                             =====   ================

@    Non-income producing security
@@   Foreign issuer
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $95,004,271. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $    8,281,172
            Gross Unrealized Depreciation                             (4,777,939)
                                                                  --------------
            Net Unrealized Appreciation                           $    3,503,233
                                                                  ==============

                 See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS(R) CORE                               PORTFOLIO OF INVESTMENTS
EQUITY PORTFOLIO                                 AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Oil and Gas                                           8.3%
Banks                                                 7.3%
Media                                                 6.6%
Insurance                                             6.5%
Pharmaceuticals                                       5.6%
Telecommunications                                    5.1%
Diversified Financial Services                        5.0%
Semiconductors                                        4.8%
Miscellaneous Manufacturing                           4.6%
Healthcare-Products                                   4.5%
Computers                                             4.0%
Retail                                                3.7%
Agriculture                                           3.6%
Commercial Services                                   3.4%
Aerospace/Defense                                     3.1%
Electric                                              2.9%
Biotechnology                                         2.8%
Other                                                17.7%

* Excludes other assets and liabilities of (15.0)% of net assets and 15.5% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.5%

                            AEROSPACE/DEFENSE: 3.1%
       5,900                Boeing Co.                                                               $        389,400
      29,800                Northrop Grumman Corp.                                                          1,646,450
      30,400                Raytheon Co.                                                                    1,189,248
                                                                                                     ----------------
                                                                                                            3,225,098
                                                                                                     ----------------
                            AGRICULTURE: 3.6%
      19,300                Altria Group, Inc.                                                              1,247,938
      84,199                Archer-Daniels-Midland Co.                                                      1,800,175
       8,600                Monsanto Co.                                                                      540,682
       3,100       L        UST, Inc.                                                                         141,546
                                                                                                     ----------------
                                                                                                            3,730,341
                                                                                                     ----------------
                            APPAREL: 1.2%
      36,200       @        Coach, Inc.                                                                     1,215,234
                                                                                                     ----------------
                                                                                                            1,215,234
                                                                                                     ----------------
                            BANKS: 7.3%
      74,000       S        Bank of America Corp.                                                           3,375,140
      24,500                U.S. Bancorp                                                                      715,400
      16,400                UnionBanCal Corp.                                                               1,097,488
      47,900                Wachovia Corp.                                                                  2,375,840
                                                                                                     ----------------
                                                                                                            7,563,868
                                                                                                     ----------------
                            BIOTECHNOLOGY: 2.8%
      39,200       @        Amgen, Inc.                                                                     2,370,032
       7,100       @        Genentech, Inc.                                                                   569,988
                                                                                                     ----------------
                                                                                                            2,940,020
                                                                                                     ----------------
                            CHEMICALS: 0.1%
       2,500                Lubrizol Corp.                                                                    105,025
                                                                                                     ----------------
                                                                                                              105,025
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 3.4%
       2,800      @,L       Alliance Data Systems Corp.                                              $        113,568
      65,100                Cendant Corp.                                                                   1,456,287
      39,000                Moody's Corp.                                                                   1,753,440
       8,900      @,L       United Rentals, Inc.                                                              179,869
                                                                                                     ----------------
                                                                                                            3,503,164
                                                                                                     ----------------
                            COMPUTERS: 4.0%
      33,700       @        Apple Computer, Inc.                                                            1,240,497
      40,000       @        Computer Sciences Corp.                                                         1,748,000
      46,900                Hewlett-Packard Co.                                                             1,102,619
       2,200      @,X       Seagate Technology                                                                     --
                                                                                                     ----------------
                                                                                                            4,091,116
                                                                                                     ----------------
                            COSMETICS/PERSONAL CARE: 2.7%
       9,500                Gillette Co.                                                                      480,985
      43,800       L        Procter & Gamble Co.                                                            2,310,450
                                                                                                     ----------------
                                                                                                            2,791,435
                                                                                                     ----------------
                            DISTRIBUTION/WHOLESALE: 0.4%
      24,500       @        Ingram Micro, Inc.                                                                383,670
                                                                                                     ----------------
                                                                                                              383,670
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 5.0%
       4,700      @,L       AmeriCredit Corp.                                                                 119,850
      15,366                Citigroup, Inc.                                                                   710,370
      79,900                J.P. Morgan Chase & Co.                                                         2,822,068
      26,800                Merrill Lynch & Co., Inc.                                                       1,474,268
                                                                                                     ----------------
                                                                                                            5,126,556
                                                                                                     ----------------
                            ELECTRIC: 2.9%
      19,400                Edison Intl.                                                                      786,670
       2,800      @,L       NRG Energy, Inc.                                                                  105,280
      48,900                PG&E Corp.                                                                      1,835,706
       3,300       L        TXU Corp.                                                                         274,197
                                                                                                     ----------------
                                                                                                            3,001,853
                                                                                                     ----------------
                            ELECTRICAL COMPONENTS AND
                               EQUIPMENT: 0.9%
      15,100       @        Energizer Holdings, Inc.                                                          938,767
                                                                                                     ----------------
                                                                                                              938,767
                                                                                                     ----------------
                            ENVIRONMENTAL CONTROL: 0.1%
       3,000                Republic Services, Inc.                                                           108,030
                                                                                                     ----------------
                                                                                                              108,030
                                                                                                     ----------------
                            FOOD: 1.4%
      10,100                Hershey Foods Corp.                                                               627,210
       5,500                Ruddick Corp.                                                                     140,415
       9,500                SUPERVALU, Inc.                                                                   309,795
      20,500                Tyson Foods, Inc.                                                                 364,900
                                                                                                     ----------------
                                                                                                            1,442,320
                                                                                                     ----------------
                            HAND/MACHINE TOOLS: 0.4%
       4,900                Black & Decker Corp.                                                              440,265
                                                                                                     ----------------
                                                                                                              440,265
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 4.5%
       4,700                Becton Dickinson & Co.                                                            246,609
       3,200                Guidant Corp.                                                                     215,360
      53,100       S        Johnson & Johnson                                                               3,451,500
       2,000       @        Kinetic Concepts, Inc.                                                            120,000
      11,600                Medtronic, Inc.                                                                   600,764
                                                                                                     ----------------
                                                                                                            4,634,233
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            HEALTHCARE-SERVICES: 1.5%
      11,300                Aetna, Inc.                                                              $        935,866
       7,800       L        HCA, Inc.                                                                         442,026
       3,300      @,L       Humana, Inc.                                                                      131,142
                                                                                                     ----------------
                                                                                                            1,509,034
                                                                                                     ----------------
                            INSURANCE: 6.5%
         408       @        Alleghany Corp.                                                                   121,176
      19,000                Genworth Financial, Inc.                                                          574,370
      22,600                Loews Corp.                                                                     1,751,500
      30,000       L        MBIA, Inc.                                                                      1,779,300
      30,800                Prudential Financial, Inc.                                                      2,022,328
      14,550                W.R. Berkley Corp.                                                                519,144
                                                                                                     ----------------
                                                                                                            6,767,818
                                                                                                     ----------------
                            INTERNET: 1.9%
       5,850       @        Google, Inc.                                                                    1,720,778
      11,000      @,L       Symantec Corp.                                                                    239,140
                                                                                                     ----------------
                                                                                                            1,959,918
                                                                                                     ----------------
                            IRON/STEEL: 1.0%
       2,000                Nucor Corp.                                                                        91,240
      27,800       L        United States Steel Corp.                                                         955,486
                                                                                                     ----------------
                                                                                                            1,046,726
                                                                                                     ----------------
                            LEISURE TIME: 1.0%
      19,700       L        Polaris Industries, Inc.                                                        1,063,800
                                                                                                     ----------------
                                                                                                            1,063,800
                                                                                                     ----------------
                            LODGING: 0.4%
       5,800                Choice Hotels International, Inc.                                                 381,060
                                                                                                     ----------------
                                                                                                              381,060
                                                                                                     ----------------
                            MEDIA: 6.6%
      44,400      @,L       Comcast Corp.                                                                   1,363,080
       5,000       @        Comcast Corp. - Special Shares                                                    149,750
      91,100       @        Liberty Media Corp.                                                               928,309
     141,050       @        Time Warner, Inc.                                                               2,356,946
      34,411                Viacom, Inc.                                                                    1,101,840
      35,600                Walt Disney Co.                                                                   896,408
                                                                                                     ----------------
                                                                                                            6,796,333
                                                                                                     ----------------
                            MINING: 0.1%
       2,200                Newmont Mining Corp.                                                               85,866
                                                                                                     ----------------
                                                                                                               85,866
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 4.6%
     136,600       S        General Electric Co.                                                            4,733,190
                                                                                                     ----------------
                                                                                                            4,733,190
                                                                                                     ----------------
                            OIL AND GAS: 8.3%
      11,200       L        Anadarko Petroleum Corp.                                                          920,080
      33,100                Burlington Resources, Inc.                                                      1,828,444
      38,358                ConocoPhillips                                                                  2,205,200
      32,572       S        Exxon Mobil Corp.                                                               1,871,913
      15,000       L        Sunoco, Inc.                                                                    1,705,200
                                                                                                     ----------------
                                                                                                            8,530,837
                                                                                                     ----------------
                            PHARMACEUTICALS: 5.6%
       9,500                Abbott Laboratories                                                               465,595
       7,100       L        AmerisourceBergen Corp.                                                           490,965
      13,700                Bristol-Myers Squibb Co.                                                          342,226
       1,700      @,L       Kos Pharmaceuticals, Inc.                                                $        111,350
      27,700                Merck & Co., Inc.                                                                 853,160
     128,395       S        Pfizer, Inc.                                                                    3,541,134
                                                                                                     ----------------
                                                                                                            5,804,430
                                                                                                     ----------------
                            REAL ESTATE INVESTMENT TRUSTS: 0.5%
      12,000                Equity Office Properties Trust                                                    397,200
       3,100                ProLogis                                                                          124,744
                                                                                                     ----------------
                                                                                                              521,944
                                                                                                     ----------------
                            RETAIL: 3.7%
      11,300      @,L       7-Eleven, Inc.                                                                    341,712
      36,600      @,L       Autonation, Inc.                                                                  751,032
      83,537                Circuit City Stores, Inc.                                                       1,444,355
       5,200                CVS Corp.                                                                         151,164
      32,400                Dillard's, Inc.                                                                   758,808
       7,800                Walgreen Co.                                                                      358,722
                                                                                                     ----------------
                                                                                                            3,805,793
                                                                                                     ----------------
                            SAVINGS AND LOANS: 0.9%
       5,000       L        Golden West Financial Corp.                                                       321,900
      14,300                Washington Mutual, Inc.                                                           581,867
                                                                                                     ----------------
                                                                                                              903,767
                                                                                                     ----------------
                            SEMICONDUCTORS: 4.8%
      72,800      @,L       Advanced Micro Devices, Inc.                                                    1,262,352
      70,800      @,L       Freescale Semiconductor, Inc.                                                   1,493,441
      85,300       L        Intel Corp.                                                                     2,222,918
                                                                                                     ----------------
                                                                                                            4,978,711
                                                                                                     ----------------
                            SOFTWARE: 2.4%
      47,400       @        Autodesk, Inc.                                                                  1,629,138
      28,300                Microsoft Corp.                                                                   702,972
       9,000       @        Oracle Corp.                                                                      118,800
                                                                                                     ----------------
                                                                                                            2,450,910
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 5.1%
       3,300                Alltel Corp.                                                                      205,524
      20,200       L        CenturyTel, Inc.                                                                  699,526
      49,500       @        Cisco Systems, Inc.                                                               945,945
       6,300       @        Comverse Technology, Inc.                                                         148,995
      27,700       L        Sprint Corp.                                                                      694,993
      73,200                Verizon Communications, Inc.                                                    2,529,060
                                                                                                     ----------------
                                                                                                            5,224,043
                                                                                                     ----------------
                            TRANSPORTATION: 0.8%
       6,800                Burlington Northern Santa
                               Fe Corp.                                                                       320,144
       4,600                CSX Corp.                                                                         196,236
      10,700       L        J.B. Hunt Transport Services, Inc.                                                206,510
       2,600                Overseas Shipholding
                               Group, Inc.                                                                    155,090
                                                                                                     ----------------
                                                                                                              877,980
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $96,583,728)                                                         102,683,155
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 15.5%

                            SECURITIES LENDING COLLATERAL++: 15.5%
$ 15,974,850                The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                         $     15,974,850
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $15,974,850)                                                          15,974,850
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $112,558,578)*                                                115.0%  $    118,658,005
                            OTHER ASSETS AND
                            LIABILITIES-NET                                                  (15.0)       (15,449,947)
                                                                                             -----   ----------------
                            NET ASSETS                                                       100.0%  $    103,208,058
                                                                                             =====   ================

@    Non-income producing security
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
S Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $113,173,474. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $    8,789,046
            Gross Unrealized Depreciation                             (3,304,515)
                                                                  --------------
            Net Unrealized Appreciation                           $    5,484,531
                                                                  ==============

Information concerning open futures contracts at June 30, 2005 is shown below:

                     NO. OF        NOTIONAL      EXPIRATION    UNREALIZED
LONG CONTRACTS      CONTRACTS    MARKET VALUE       DATE          LOSS
--------------      ---------    ------------       ----          ----
S&P 500 E-Mini          7        $    418,425     09/16/2005   $   (6,652)

                 See Accompanying Notes to Financial Statements

ING JPMORGAN                                            PORTFOLIO OF INVESTMENTS
FLEMING INTERNATIONAL PORTFOLIO                  AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                               COUNTRY ALLOCATION*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

United Kingdom          28.6%
Japan                   18.9%
France                  11.6%
Switzerland             11.4%
Germany                  6.1%
Italy                    4.5%
Netherlands              4.4%
Spain                    2.4%
Belgium                  2.2%
Australia                1.5%
Brazil                   1.4%
Finland                  1.2%
South Korea              1.1%
Sweden                   1.2%
Ireland                  0.9%
Mexico                   0.7%
Hong Kong                0.5%

* Excludes other assets and liabilities of (2.8)% of net assets and 4.2% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 98.6%
                            AUSTRALIA: 1.5%
     592,689                BHP Billiton Ltd.                                                        $      8,104,787
     198,875       L        News Corp.                                                                      3,377,671
                                                                                                     ----------------
                                                                                                           11,482,458
                                                                                                     ----------------
                            BELGIUM: 2.2%
     400,300                Dexia                                                                           8,805,041
     270,215                Fortis                                                                          7,477,718
                                                                                                     ----------------
                                                                                                           16,282,759
                                                                                                     ----------------
                            BRAZIL: 1.4%
     344,782       L        Cia Vale do Rio Doce ADR                                                       10,095,217
                                                                                                     ----------------
                                                                                                           10,095,217
                                                                                                     ----------------
                            FINLAND: 1.2%
     551,320                Nokia Oyj                                                                       9,177,223
                                                                                                     ----------------
                                                                                                            9,177,223
                                                                                                     ----------------
                            FRANCE: 11.6%
     477,596                AXA                                                                            11,895,723
     173,051                BNP Paribas                                                                    11,824,199
     204,399                Cie de Saint-Gobain                                                            11,310,622
     110,168       L        Dassault Systemes SA                                                            5,327,391
      84,548                Imerys SA                                                                       5,823,386
      78,953       L        Lafarge SA                                                                      7,179,325
     138,599                Total SA                                                                       32,444,972
                                                                                                     ----------------
                                                                                                           85,805,618
                                                                                                     ----------------
                            GERMANY: 6.1%
      88,706                BASF AG                                                                         5,873,656
     241,170                Bayerische Motoren Werke AG                                                    10,976,615
     294,790                Deutsche Post AG                                                         $      6,856,443
      44,954       L        SAP AG                                                                          7,795,937
      93,214                Schering AG                                                                     5,743,054
     114,493                Siemens AG                                                                      8,330,639
                                                                                                     ----------------
                                                                                                           45,576,344
                                                                                                     ----------------
                            HONG KONG: 0.5%
     508,500                Esprit Holdings Ltd.                                                            3,665,717
                                                                                                     ----------------
                                                                                                            3,665,717
                                                                                                     ----------------
                            IRELAND: 0.9%
     398,591                Bank of Ireland                                                                 6,471,321
                                                                                                     ----------------
                                                                                                            6,471,321
                                                                                                     ----------------
                            ITALY: 4.5%
     999,961       L        ENI S.p.A.                                                                     25,704,231
     369,256                Mediaset S.p.A.                                                                 4,344,687
   1,427,793                Telecom Italia S.p.A.                                                           3,694,665
                                                                                                     ----------------
                                                                                                           33,743,583
                                                                                                     ----------------
                            JAPAN: 18.9%
     253,000                Astellas Pharma, Inc.                                                           8,624,789
     231,000                Canon, Inc.                                                                    12,118,683
     241,500                Chugai Pharmaceutical Co. Ltd.                                                  3,722,027
     139,600                Credit Saison Co. Ltd.                                                          4,624,761
     259,500                Daikin Industries Ltd.                                                          6,469,597
      74,500                Fanuc Ltd.                                                                      4,716,993
      33,800                Hirose Electric Co. Ltd.                                                        3,707,082
     193,900                Honda Motor Co., Ltd.                                                           9,531,917
      72,500                Hoya Corp.                                                                      8,336,832
     221,000                Kao Corp.                                                                       5,197,247
     303,000                Matsushita Electric
                              Industrial Co. Ltd.                                                           4,583,571
     500,900                Mitsubishi Corp.                                                                6,780,271
       1,361                Mitsubishi Tokyo Financial
                              Group, Inc.                                                                  11,483,059
   1,051,000       L        Nikko Cordial Corp.                                                             4,596,268
      27,800                Nintendo Co. Ltd.                                                               2,901,649
         680                Nippon Telegraph &
                              Telephone Corp.                                                               2,910,280
     137,300                Nitto Denko Corp.                                                               7,830,223
     124,000                Secom Co. Ltd.                                                                  5,324,962
     212,000                Sharp Corp.                                                                     3,301,730
     162,800                Shin-Etsu Chemical Co. Ltd.                                                     6,165,289
      50,500                SMC Corp.                                                                       5,479,812
     989,000                Sumitomo Corp.                                                                  7,892,905
      59,280                Takefuji Corp.                                                                  3,993,436
                                                                                                     ----------------
                                                                                                          140,293,383
                                                                                                     ----------------
                            MEXICO: 0.7%
      84,200                Fomento Economico Mexicano
                               SA de CV ADR                                                                 5,015,794
                                                                                                     ----------------
                                                                                                            5,015,794
                                                                                                     ----------------
                            NETHERLANDS: 4.4%
     424,174                ABN AMRO Holding NV                                                            10,425,293
     314,695                Koninklijke Philips Electronics NV                                              7,929,866
     513,714                Reed Elsevier NV                                                                7,151,421
     355,769                Wolters Kluwer NV                                                               6,793,459
                                                                                                     ----------------
                                                                                                           32,300,039
                                                                                                     ----------------
                            RUSSIA: 0.0%
      49,769      @,L       YUKOS Oil Co. ADR                                                                 113,473
                                                                                                     ----------------
                                                                                                              113,473
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
                            SOUTH KOREA: 1.1%
     116,500       L        SK Telecom Co. Ltd. ADR                                                  $      2,376,600
      25,163      #,L       Samsung Electronics Co. Ltd.
                              GDR                                                                           6,013,798
                                                                                                     ----------------
                                                                                                            8,390,398
                                                                                                     ----------------
                            SPAIN: 2.4%
     177,327       L        Altadis SA                                                                      7,421,821
     875,110                Banco Popular Espanol SA                                                       10,564,381
                                                                                                     ----------------
                                                                                                           17,986,202
                                                                                                     ----------------
                            SWEDEN: 1.2%
   2,737,000                Telefonaktiebolaget LM Ericsson                                                 8,735,637
                                                                                                     ----------------
                                                                                                            8,735,637
                                                                                                     ----------------
                            SWITZERLAND: 11.4%
     201,629                Adecco SA                                                                       9,150,382
     150,699                Holcim Ltd.                                                                     9,156,437
      52,379                Nestle SA                                                                      13,385,063
     296,596                Novartis AG                                                                    14,085,782
     108,710                Roche Holding AG                                                               13,720,989
     195,111                UBS AG                                                                         15,214,657
      57,271       @        Zurich Financial Services AG                                                    9,826,208
                                                                                                     ----------------
                                                                                                           84,539,518
                                                                                                     ----------------
                            UNITED KINGDOM: 28.6%
     480,680       L        Allied Domecq PLC                                                               5,803,934
     377,570                Aviva PLC                                                                       4,194,227
   1,223,444                Barclays PLC                                                                   12,132,169
   1,506,779                BG Group PLC                                                                   12,375,865
     461,171                British Land Co. PLC                                                            7,228,117
   1,811,092                Centrica PLC                                                                    7,502,841
     868,487                GlaxoSmithKline PLC                                                            20,994,483
   1,387,200                HSBC Holdings PLC                                                              22,166,332
     200,357                Intercontinental Hotels
                              Group PLC                                                                     2,524,149
   1,639,661                Kingfisher PLC                                                                  7,196,479
     826,094                National Grid Transco PLC                                                       7,987,613
     163,876                Reckitt Benckiser PLC                                                           4,815,878
     416,177                Royal Bank of Scotland
                              Group PLC                                                                    12,535,868
     282,130                Schroders PLC                                                                   3,495,191
     782,392                Smith and Nephew PLC                                                            7,695,080
     418,600                Standard Chartered PLC                                                          7,629,499
   2,358,260                Tesco PLC                                                                      13,440,699
   9,651,078                Vodafone Group PLC                                                             23,474,103
   2,879,670                Wm Morrison Supermarkets PLC                                                    9,567,500
     641,527                Wolseley PLC                                                                   13,453,735
     596,377                WPP Group PLC                                                                   6,111,172
                                                                                                     ----------------
                                                                                                          212,324,934
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $614,094,460)                                                        731,999,618
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.2%
                            SECURITIES LENDING COLLATERAL++: 4.2%
$  31,183,563               The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                         $     31,183,563
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $31,183,563)                                                          31,183,563
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $645,278,023)*                                           102.8%       $    763,183,181
                            OTHER ASSETS AND
                               LIABILITIES-NET                                           (2.8)            (20,836,316)
                                                                                       ------        ----------------
                            NET ASSETS                                                  100.0%       $    742,346,865
                                                                                       ======        ================

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $649,008,112. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation              $   121,560,182
          Gross Unrealized Depreciation                   (7,385,113)
                                                     ---------------
          Net Unrealized Appreciation                $   114,175,069
                                                     ===============

                 See Accompanying Notes to Financial Statements

ING JPMORGAN                                            PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO                          AS OF JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Apparel                               3.9%
Banks                                 7.2%
Chemicals                             6.0%
Electric                              4.7%
Healthcare-Services                   3.7%
Insurance                             9.9%
Media                                 4.3%
Miscellaneous Manufacturing           3.9%
Oil and Gas                           5.2%
Pipelines                             3.2%
Retail                                9.7%
Telecommunications                    4.9%
2 - 3% Industries(1)                 12.2%
Less than 2% Industries(2)           17.6%

 * Excludes other assets and liabilities of (15.9)% of net assets and 19.5% of net assets for short-term investments related to securities lending.
(1) Includes five industries, which each represent 2 - 3% of net assets.
(2) Includes eighteen industries, which each represent less than 2% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 96.4%
                            APPAREL: 3.9%
      35,500       @,L      Columbia Sportswear Co.                                                  $      1,753,345
      71,300                VF Corp.                                                                        4,079,786
                                                                                                     ----------------
                                                                                                            5,833,131
                                                                                                     ----------------
                            AUTO PARTS AND EQUIPMENT: 0.7%
      20,900       L        BorgWarner, Inc.                                                                1,121,703
                                                                                                     ----------------
                                                                                                            1,121,703
                                                                                                     ----------------
                            BANKS: 7.2%
      18,900                Cullen/Frost Bankers, Inc.                                                        900,585
      26,300       L        M & T Bank Corp.                                                                2,765,708
     115,550                North Fork Bancorporation, Inc.                                                 3,245,800
      32,100                Northern Trust Corp.                                                            1,463,439
      41,400       L        TCF Financial Corp.                                                             1,071,432
      41,700       L        Wilmington Trust Corp.                                                          1,501,617
                                                                                                     ----------------
                                                                                                           10,948,581
                                                                                                     ----------------
                            BEVERAGES: 0.8%
      18,900                Brown-Forman Corp.                                                              1,142,694
                                                                                                     ----------------
                                                                                                            1,142,694
                                                                                                     ----------------
                            BUILDING MATERIALS: 2.5%
      26,700                American Standard Cos., Inc.                                                    1,119,264
      40,100       L        Vulcan Materials Co.                                                            2,606,099
                                                                                                     ----------------
                                                                                                            3,725,363
                                                                                                     ----------------
                            CHEMICALS: 6.0%
      51,300                Albemarle Corp.                                                                 1,870,911
      23,000      @,L       Ashland, Inc.                                                                   1,653,010
      41,900                International Flavors &
                               Fragrances, Inc.                                                             1,517,618
      23,700                PPG Industries, Inc.                                                     $      1,487,412
      31,300                Sherwin-Williams Co.                                                            1,473,917
      20,000       L        Sigma-Aldrich Corp.                                                             1,120,800
                                                                                                     ----------------
                                                                                                            9,123,668
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 0.6%
      44,700       @        Interactive Data Corp.                                                            928,866
                                                                                                     ----------------
                                                                                                              928,866
                                                                                                     ----------------
                            COMPUTERS: 1.5%
      26,100      @,L       Affiliated Computer Services, Inc.                                              1,333,710
      13,300       @        Lexmark Intl., Inc.                                                               862,239
                                                                                                     ----------------
                                                                                                            2,195,949
                                                                                                     ----------------
                            COSMETICS/PERSONAL CARE: 0.8%
      29,900                Estee Lauder Cos., Inc.                                                         1,169,987
                                                                                                     ----------------
                                                                                                            1,169,987
                                                                                                     ----------------
                            DISTRIBUTION/WHOLESALE: 0.9%
      23,200                Genuine Parts Co.                                                                 953,288
      15,200                Hughes Supply, Inc.                                                               427,120
                                                                                                     ----------------
                                                                                                            1,380,408
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.8%
      14,050       L        Legg Mason, Inc.                                                                1,462,746
      20,400                T. Rowe Price Group, Inc.                                                       1,277,040
                                                                                                     ----------------
                                                                                                            2,739,786
                                                                                                     ----------------
                            ELECTRIC: 4.7%
      43,300                DPL, Inc.                                                                       1,188,585
      45,100       L        Energy East Corp.                                                               1,306,998
      25,700                PPL Corp.                                                                       1,526,066
      36,500                SCANA Corp.                                                                     1,558,915
      62,800                Westar Energy, Inc.                                                             1,509,084
                                                                                                     ----------------
                                                                                                            7,089,648
                                                                                                     ----------------
                            ELECTRICAL COMPONENTS AND
                              EQUIPMENT: 0.9%
      30,600                Ametek, Inc.                                                                    1,280,610
                                                                                                     ----------------
                                                                                                            1,280,610
                                                                                                     ----------------
                            ELECTRONICS: 0.7%
      18,100                Parker Hannifin Corp.                                                           1,122,381
                                                                                                     ----------------
                                                                                                            1,122,381
                                                                                                     ----------------
                            ENVIRONMENTAL CONTROL: 1.0%
      39,900                Republic Services, Inc.                                                         1,436,799
                                                                                                     ----------------
                                                                                                            1,436,799
                                                                                                     ----------------
                            FOOD: 2.6%
      44,750      @,L       Dean Foods Co.                                                                  1,576,990
      80,200       @        Del Monte Foods Co.                                                               863,754
      43,900                Hormel Foods Corp.                                                              1,287,587
       8,089       @        TreeHouse Foods, Inc.                                                             230,617
                                                                                                     ----------------
                                                                                                            3,958,948
                                                                                                     ----------------
                            FOREST PRODUCTS AND PAPER: 0.6%
      34,800       L        MeadWestvaco Corp.                                                                975,792
                                                                                                     ----------------
                                                                                                              975,792
                                                                                                     ----------------
                            GAS: 2.3%
      32,200                AGL Resources, Inc.                                                             1,244,530
      38,000                Energen Corp.                                                                   1,331,900
      31,700                UGI Corp.                                                                         884,430
                                                                                                     ----------------
                                                                                                            3,460,860
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
                            HEALTHCARE-PRODUCTS: 0.6%
      14,300                Beckman Coulter, Inc.                                                    $        909,051
                                                                                                     ----------------
                                                                                                              909,051
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 3.7%
      41,200       @        Coventry Health Care, Inc.                                                      2,914,900
      19,500       @        Magellan Health Services, Inc.                                                    688,545
      33,200       L        Manor Care, Inc.                                                                1,319,036
      13,600                Quest Diagnostics, Inc.                                                           724,472
                                                                                                     ----------------
                                                                                                            5,646,953
                                                                                                     ----------------
                            HOUSEHOLD PRODUCTS/WARES: 1.9%
      19,400                Clorox Co.                                                                      1,080,968
      20,900       L        Fortune Brands, Inc.                                                            1,855,920
                                                                                                     ----------------
                                                                                                            2,936,888
                                                                                                     ----------------
                            INSURANCE: 9.9%
      99,500       L        Assurant, Inc.                                                                  3,591,950
      26,161                Cincinnati Financial Corp.                                                      1,034,929
      48,300       @@       IPC Holdings Ltd.                                                               1,913,646
      22,000                MGIC Investment Corp.                                                           1,434,840
     106,000                Old Republic Intl. Corp.                                                        2,680,740
      18,100       @@       PartnerRe Ltd.                                                                  1,166,002
      24,400       L        Principal Financial Group                                                       1,022,360
      25,500                SAFECO Corp.                                                                    1,385,670
      21,500      @@,L      Willis Group Holdings Ltd.                                                        703,480
                                                                                                     ----------------
                                                                                                           14,933,617
                                                                                                     ----------------
                            MEDIA: 4.3%
      63,500                Dex Media, Inc.                                                                 1,550,035
      31,800                Gannett Co., Inc.                                                               2,261,934
      11,800       L        Knight-Ridder, Inc.                                                               723,812
      30,926       L        E.W. Scripps Co.                                                                1,509,189
         600                Washington Post Co.                                                               501,018
                                                                                                     ----------------
                                                                                                            6,545,988
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 3.9%
      26,100                Carlisle Cos., Inc.                                                             1,791,243
      22,100                Cooper Industries Ltd.                                                          1,412,190
      47,000                Crane Co.                                                                       1,236,100
      26,700                Harsco Corp.                                                                    1,456,485
                                                                                                     ----------------
                                                                                                            5,896,018
                                                                                                     ----------------
                            OIL AND GAS: 5.2%
      46,100                Burlington Resources, Inc.                                                      2,546,564
      62,400                Devon Energy Corp.                                                              3,162,432
      23,500                Marathon Oil Corp.                                                              1,254,195
      22,700                Pioneer Natural Resources Co.                                                     955,216
                                                                                                     ----------------
                                                                                                            7,918,407
                                                                                                     ----------------
                            PACKAGING AND CONTAINERS: 2.0%
      34,300                Ball Corp.                                                                      1,233,428
      80,100       @        Pactiv Corp.                                                                    1,728,558
                                                                                                     ----------------
                                                                                                            2,961,986
                                                                                                     ----------------
                            PHARMACEUTICALS: 0.8%
      29,800       L        Omnicare, Inc.                                                                  1,264,414
                                                                                                     ----------------
                                                                                                            1,264,414
                                                                                                     ----------------
                            PIPELINES: 3.2%
      43,100       L        Kinder Morgan, Inc.                                                             3,585,920
      19,600                Questar Corp.                                                                   1,291,640
                                                                                                     ----------------
                                                                                                            4,877,560
                                                                                                     ----------------
                            REAL ESTATE: 1.4%
      50,800       @@       Brookfield Properties Co.                                                $      1,463,040
      10,200                Forest City Enterprises, Inc.                                                     724,200
                                                                                                     ----------------
                                                                                                            2,187,240
                                                                                                     ----------------
                            REAL ESTATE INVESTMENT TRUSTS: 1.3%
      16,200       L        PS Business Parks, Inc.                                                           720,090
      23,506                Rayonier, Inc.                                                                  1,246,523
                                                                                                     ----------------
                                                                                                            1,966,613
                                                                                                     ----------------
                            RETAIL: 9.7%
      44,300                Applebees Intl., Inc.                                                           1,173,507
      56,900      @,L       Autonation, Inc.                                                                1,167,588
      37,600      @,L       Autozone, Inc.                                                                  3,476,496
      60,900                Family Dollar Stores, Inc.                                                      1,589,490
      18,900                May Department Stores Co.                                                         759,024
      45,900       L        Outback Steakhouse, Inc.                                                        2,076,516
      42,500       L        Tiffany & Co.                                                                   1,392,300
      91,000                TJX Cos., Inc.                                                                  2,215,850
      28,900       L        Tuesday Morning Corp.                                                             910,928
                                                                                                     ----------------
                                                                                                           14,761,699
                                                                                                     ----------------
                            SAVINGS AND LOANS: 2.8%
      46,600                Golden West Financial Corp.                                                     3,000,108
      27,300       L        Webster Financial Corp.                                                         1,274,637
                                                                                                     ----------------
                                                                                                            4,274,745
                                                                                                     ----------------
                            SOFTWARE: 0.7%
      37,600                Computer Associates Intl., Inc.                                                 1,033,248
                                                                                                     ----------------
                                                                                                            1,033,248
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 4.9%
      50,000                Alltel Corp.                                                                    3,114,000
      83,900       L        CenturyTel, Inc.                                                                2,905,457
      15,900       L        Telephone & Data Systems, Inc.                                                    648,879
      19,600                Telephone & Data Systems,
                               Inc.-Special Shares                                                            751,464
                                                                                                     ----------------
                                                                                                            7,419,800
                                                                                                     ----------------
                            TEXTILES: 0.6%
      11,800      @,L       Mohawk Industries, Inc.                                                           973,500
                                                                                                     ----------------
                                                                                                              973,500
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $133,560,539)                                                        146,142,901
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 19.5%
                            SECURITIES LENDING COLLATERAL++: 19.5%
$   29,620,284              The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                               29,620,284
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $29,620,284)                                                          29,620,284
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $163,180,823)*                                         115.9%         $    175,763,185
                            OTHER ASSETS AND
                               LIABILITIES-NET                                        (15.9)              (24,171,815)
                                                                                      -----          ----------------
                            NET ASSETS                                                100.0%         $    151,591,370
                                                                                      =====          ================

                 See Accompanying Notes to Financial Statements

@    Non-income producing security
@@   Foreign issuer
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $163,327,303. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                    $   14,771,933
          Gross Unrealized Depreciation                        (2,336,051)
                                                           --------------
          Net Unrealized Appreciation                      $   12,435,882
                                                           ==============

                 See Accompanying Notes to Financial Statements

ING MFS                                                 PORTFOLIO OF INVESTMENTS
CAPITAL OPPORTUNITIES PORTFOLIO                  AS OF JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Telecommunications             13.1%
Pharmaceuticals                 9.6%
Retail                          8.4%
Software                        6.3%
Media                           5.7%
Diversified Financial Services  5.3%
Banks                           4.9%
Oil and Gas                     4.1%
Computers                       3.9%
Semiconductors                  3.6%
Insurance                       3.5%
Internet                        3.3%
Miscellaneous Manufacturing     3.2%
Biotechnology                   3.1%
Healthcare-Products             2.7%
Other                          18.9%

* Excludes other assets and liabilities of (26.2)% of net assets and 26.6% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.6%
                            ADVERTISING: 1.4%
       5,170      @,L       Getty Images, Inc.                                                       $        383,924
     212,670      @,L       Interpublic Group of Cos., Inc.                                                 2,590,321
                                                                                                     ----------------
                                                                                                            2,974,245
                                                                                                     ----------------
                            AEROSPACE/DEFENSE: 1.1%
      34,720                Lockheed Martin Corp.                                                           2,252,286
                                                                                                     ----------------
                                                                                                            2,252,286
                                                                                                     ----------------
                            AGRICULTURE: 0.4%
      12,810                Monsanto Co.                                                                      805,365
                                                                                                     ----------------
                                                                                                              805,365
                                                                                                     ----------------
                            APPAREL: 0.5%
      23,710       L        Reebok Intl., Ltd.                                                                991,789
                                                                                                     ----------------
                                                                                                              991,789
                                                                                                     ----------------
                            BANKS: 4.9%
      58,084                Bank of America Corp.                                                           2,649,211
     128,490       L        Mellon Financial Corp.                                                          3,686,378
      72,140       L        PNC Financial Services
                              Group, Inc.                                                                   3,928,745
                                                                                                     ----------------
                                                                                                           10,264,334
                                                                                                     ----------------
                            BEVERAGES: 0.7%
      25,750                PepsiCo, Inc.                                                                   1,388,698
                                                                                                     ----------------
                                                                                                            1,388,698
                                                                                                     ----------------
                            BIOTECHNOLOGY: 3.1%
      41,290       @        Amgen, Inc.                                                                     2,496,393
      24,400       @        Biogen Idec, Inc.                                                                 840,580
      20,740       @        Genzyme Corp.                                                            $      1,246,267
      69,570       @        MedImmune, Inc.                                                                 1,858,910
                                                                                                     ----------------
                                                                                                            6,442,150
                                                                                                     ----------------
                            BUILDING MATERIALS: 1.2%
      78,860                Masco Corp.                                                                     2,504,594
                                                                                                     ----------------
                                                                                                            2,504,594
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 0.6%
      58,680      @,@@      Accenture Ltd.                                                                  1,330,276
                                                                                                     ----------------
                                                                                                            1,330,276
                                                                                                     ----------------
                            COMPUTERS: 3.9%
      73,650       @        Dell, Inc.                                                                      2,909,911
     141,430       @        EMC Corp.                                                                       1,939,005
      27,930      @,L       Network Appliance, Inc.                                                           789,581
      64,800      @,X       Seagate Technology                                                                      1
     634,620       @        Sun Microsystems, Inc.                                                          2,367,133
                                                                                                     ----------------
                                                                                                            8,005,631
                                                                                                     ----------------
                            COSMETICS/PERSONAL CARE: 2.1%
       8,890                Avon Products, Inc.                                                               336,487
      53,020                Gillette Co.                                                                    2,684,402
      26,200       L        Procter & Gamble Co.                                                            1,382,050
                                                                                                     ----------------
                                                                                                            4,402,939
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 5.3%
      13,580                American Express Co.                                                              722,863
      30,917                Citigroup, Inc.                                                                 1,429,293
      19,910                Freddie Mac                                                                     1,298,729
     136,290                J.P. Morgan Chase & Co.                                                         4,813,764
      47,920                Merrill Lynch & Co., Inc.                                                       2,636,079
                                                                                                     ----------------
                                                                                                           10,900,728
                                                                                                     ----------------
                            ELECTRIC: 1.0%
     641,480      @,L       Calpine Corp.                                                                   2,181,032
                                                                                                     ----------------
                                                                                                            2,181,032
                                                                                                     ----------------
                            ELECTRONICS: 0.7%
       8,260      @,L       Fisher Scientific Intl., Inc.                                                     536,074
      22,100     @,@@,L     LG Philips LCD Co. Ltd. ADR                                                       505,206
      11,670       @        Waters Corp.                                                                      433,774
                                                                                                     ----------------
                                                                                                            1,475,054
                                                                                                     ----------------
                            FOOD: 0.7%
      21,580                General Mills, Inc.                                                             1,009,728
      10,380                Sysco Corp.                                                                       375,652
                                                                                                     ----------------
                                                                                                            1,385,380
                                                                                                     ----------------
                            FOREST PRODUCTS AND PAPER: 0.9%
      57,930       L        Bowater, Inc.                                                                   1,875,194
                                                                                                     ----------------
                                                                                                            1,875,194
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 2.7%
       5,050       @        Boston Scientific Corp.                                                           136,350
      53,500                Johnson & Johnson                                                               3,477,500
      18,490                Medtronic, Inc.                                                                   957,597
      23,760       @        St. Jude Medical, Inc.                                                          1,036,174
                                                                                                     ----------------
                                                                                                            5,607,621
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 1.2%
     211,860      @,L       Tenet Healthcare Corp.                                                          2,593,166
                                                                                                     ----------------
                                                                                                            2,593,166
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
                            INSURANCE: 3.5%
      52,820                Allstate Corp.                                                           $      3,155,995
      14,980                American Intl. Group, Inc.                                                        870,338
     111,990      @,L       Conseco, Inc.                                                                   2,443,622
      10,500                Hartford Financial Services
                              Group, Inc.                                                                     785,190
                                                                                                     ----------------
                                                                                                            7,255,145
                                                                                                     ----------------
                            INTERNET: 3.3%
      17,530     @,@@,L     Check Point Software
                              Technologies                                                                    347,094
      26,430      @,L       eBay, Inc.                                                                        872,454
     201,970      @,L       Symantec Corp.                                                                  4,390,828
      38,260       @        Yahoo!, Inc.                                                                    1,325,709
                                                                                                     ----------------
                                                                                                            6,936,085
                                                                                                     ----------------
                            LEISURE TIME: 0.6%
      14,260       L        Carnival Corp.                                                                    777,883
       8,750       L        Royal Caribbean Cruises Ltd.                                                      423,150
                                                                                                     ----------------
                                                                                                            1,201,033
                                                                                                     ----------------
                            MEDIA: 5.7%
      30,890      @,L       Comcast Corp.                                                                     925,156
      10,160       @@       Grupo Televisa SA ADR                                                             630,834
      66,420                News Corp.                                                                      1,074,676
      44,410       @        Time Warner, Inc.                                                                 742,091
      19,210      @,L       Univision Communications, Inc.                                                    529,236
     161,171                Viacom, Inc.                                                                    5,160,695
     106,640                Walt Disney Co.                                                                 2,685,195
                                                                                                     ----------------
                                                                                                           11,747,883
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 3.2%
       7,110                Cooper Industries Ltd.                                                            454,329
      20,050                General Electric Co.                                                              694,733
       4,410                Illinois Tool Works, Inc.                                                         351,389
      28,530                SPX Corp.                                                                       1,311,809
     132,774      @@,L      Tyco Intl., Ltd.                                                                3,877,001
                                                                                                     ----------------
                                                                                                            6,689,261
                                                                                                     ----------------
                            OIL AND GAS: 4.1%
       8,850                Apache Corp.                                                                      571,710
      56,330                Devon Energy Corp.                                                              2,854,804
      67,337       L        GlobalSantaFe Corp.                                                             2,747,350
      38,980       L        Noble Corp.                                                                     2,397,660
                                                                                                     ----------------
                                                                                                            8,571,524
                                                                                                     ----------------
                            OIL AND GAS SERVICES: 1.6%
      22,370                BJ Services Co.                                                                 1,173,978
      33,550      @,L       Cooper Cameron Corp.                                                            2,081,777
                                                                                                     ----------------
                                                                                                            3,255,755
                                                                                                     ----------------
                            PACKAGING AND CONTAINERS: 2.1%
     164,210       @        Owens-Illinois, Inc.                                                            4,113,460
      17,350       @        Smurfit-Stone Container Corp.                                                     176,450
                                                                                                     ----------------
                                                                                                            4,289,910
                                                                                                     ----------------
                            PHARMACEUTICALS: 9.6%
      78,510                Abbott Laboratories                                                             3,847,775
      15,590       L        Allergan, Inc.                                                                  1,328,892
      32,160                Eli Lilly & Co.                                                                 1,791,634
      30,990       @        Gilead Sciences, Inc.                                                           1,363,250
       9,000      @,L       ImClone Systems, Inc.                                                             278,730
     107,760                Merck & Co., Inc.                                                               3,319,008
      15,100      @@,L      Teva Pharmaceutical Industries
                              Ltd. ADR                                                               $        470,214
     170,010                Wyeth                                                                           7,565,444
                                                                                                     ----------------
                                                                                                           19,964,947
                                                                                                     ----------------
                            RETAIL: 8.4%
      10,860       @        Bed Bath & Beyond, Inc.                                                           453,731
      63,500                Circuit City Stores, Inc.                                                       1,097,915
      36,900                CVS Corp.                                                                       1,072,683
      84,770                Gap, Inc.                                                                       1,674,207
      24,360                Home Depot, Inc.                                                                  947,604
      29,820       @        Kohl's Corp.                                                                    1,667,236
      24,180                Lowe's Cos., Inc.                                                               1,407,760
      55,400                OfficeMax, Inc.                                                                 1,649,258
      16,240                Outback Steakhouse, Inc.                                                          734,698
      28,120       L        PETsMART, Inc.                                                                    853,442
      26,780                Staples, Inc.                                                                     570,950
      24,000                Target Corp.                                                                    1,305,840
      37,760                TJX Cos., Inc.                                                                    919,456
      63,220                Wal-Mart Stores, Inc.                                                           3,047,203
                                                                                                     ----------------
                                                                                                           17,401,983
                                                                                                     ----------------
                            SEMICONDUCTORS: 3.6%
      32,400                Analog Devices, Inc.                                                            1,208,844
      16,070       L        KLA-Tencor Corp.                                                                  702,259
       3,770       L        Linear Technology Corp.                                                           138,321
      32,450      @,@@      Marvell Technology Group Ltd.                                                   1,234,398
      73,950      @,L       PMC - Sierra, Inc.                                                                689,954
       4,690      @@,#      Samsung Electronics Co.
                              Ltd. GDR                                                                      1,120,880
      75,754       @@       Taiwan Semiconductor
                              Manufacturing Co. Ltd. ADR                                                      690,879
      23,130       L        Texas Instruments, Inc.                                                           649,259
      40,970       L        Xilinx, Inc.                                                                    1,044,735
                                                                                                     ----------------
                                                                                                            7,479,529
                                                                                                     ----------------
                            SOFTWARE: 6.3%
      17,703       @        Activision, Inc.                                                                  292,454
       8,530       @        Citrix Systems, Inc.                                                              184,760
     188,480       @        Compuware Corp.                                                                 1,355,171
      25,900      @,L       Electronic Arts, Inc.                                                           1,466,199
       7,000      @@,L      Infosys Technologies Ltd. ADR                                                     542,290
      45,090      @,L       Mercury Interactive Corp.                                                       1,729,652
     139,430                Microsoft Corp.                                                                 3,463,441
     167,800       @        Oracle Corp.                                                                    2,214,960
      72,840       @        Veritas Software Corp.                                                          1,777,296
                                                                                                     ----------------
                                                                                                           13,026,223
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 13.1%
      28,090     @,@@,L     Amdocs Ltd.                                                                       742,419
     200,650       @        Cisco Systems, Inc.                                                             3,834,422
      41,180      @,L       Comverse Technology, Inc.                                                         973,907
      94,480       @        Corning, Inc.                                                                   1,570,258
       1,575       @        Enterasys Networks, Inc.                                                            1,418
     198,780      @@,L      Nokia Oyj ADR                                                                   3,307,699
   1,563,640      @,@@      Nortel Networks Corp.                                                           4,081,100
      37,120                QUALCOMM, Inc.                                                                  1,225,331
     245,230       L        Sprint Corp.                                                                    6,152,820
     153,780                Verizon Communications, Inc.                                                    5,313,099
                                                                                                     ----------------
                                                                                                           27,202,473
                                                                                                     ----------------
                            TEXTILES: 0.5%
      24,850                Cintas Corp.                                                                      959,210
                                                                                                     ----------------
                                                                                                              959,210
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
                            TOYS/GAMES/HOBBIES: 0.7%
      75,910                Mattel, Inc.                                                             $      1,389,153
                                                                                                     ----------------
                                                                                                            1,389,153
                                                                                                     ----------------
                            TRANSPORTATION: 0.9%
       8,220       L        Expeditors Intl. Washington,
                               Inc.                                                                           409,438
       7,530                FedEx Corp.                                                                       610,005
      11,710                United Parcel Service, Inc.                                                       809,864
                                                                                                     ----------------
                                                                                                            1,829,307
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $190,120,118)                                                        206,579,903
                                                                                                     ----------------

PRINCIPAL
AMOUNT                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 26.6%
                            SECURITIES LENDING COLLATERAL++: 26.6%
$  55,037,819               The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                               55,037,819
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $55,037,819)                                                          55,037,819
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $245,157,937)*                                          126.2%        $    261,617,722
                            OTHER ASSETS AND
                               LIABILITIES-NET                                         (26.2)             (54,290,680)
                                                                                      ------         ----------------
                            NET ASSETS                                                 100.0%        $    207,327,042
                                                                                      ======         ================

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $248,349,986. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                      $    19,726,596
          Gross Unrealized Depreciation                           (6,458,860)
                                                             ---------------
          Net Unrealized Appreciation                        $    13,267,736
                                                             ===============

                 See Accompanying Notes to Financial Statements

ING OPCAP                                               PORTFOLIO OF INVESTMENTS
BALANCED VALUE PORTFOLIO                         AS OF JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

                                INVESTMENT TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Common Stock            69.6%
Corporate Bonds/Notes   26.7%

* Excludes other assets and liabilities of (19.6)% of net assets and 23.3% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 69.6%
                            AEROSPACE/DEFENSE: 1.7%
      37,200                Boeing Co.                                                               $      2,455,200
                                                                                                     ----------------
                                                                                                            2,455,200
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 4.6%
      14,000      @,L       Apollo Group, Inc.                                                              1,095,080
      50,400       @        ChoicePoint, Inc.                                                               2,018,520
      60,300                H&R Block, Inc.                                                                 3,518,505
                                                                                                     ----------------
                                                                                                            6,632,105
                                                                                                     ----------------
                            COMPUTERS: 1.1%
     113,000      @,L       Cadence Design Systems, Inc.                                                    1,543,580
                                                                                                     ----------------
                                                                                                            1,543,580
                                                                                                     ----------------
                            COSMETICS/PERSONAL CARE: 1.2%
      45,300                Avon Products, Inc.                                                             1,714,605
                                                                                                     ----------------
                                                                                                            1,714,605
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.8%
      55,800                Citigroup, Inc.                                                                 2,579,634
                                                                                                     ----------------
                                                                                                            2,579,634
                                                                                                     ----------------
                            ELECTRONICS: 2.1%
     232,100     @,@@,L     Flextronics Intl. Ltd.                                                          3,066,041
                                                                                                     ----------------
                                                                                                            3,066,041
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 1.7%
      93,100       @        Boston Scientific Corp.                                                         2,513,700
                                                                                                     ----------------
                                                                                                            2,513,700
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 1.5%
      30,700       @        WellPoint, Inc.                                                          $      2,137,948
                                                                                                     ----------------
                                                                                                            2,137,948
                                                                                                     ----------------
                            INSURANCE: 11.5%
      49,000                AMBAC Financial Group, Inc.                                                     3,418,240
     130,500                American Intl. Group, Inc.                                                      7,582,050
     305,000     @,#, X     Conseco Escrow                                                                          -
      55,900                Hartford Financial Services
                              Group, Inc.                                                                   4,180,202
      77,400       L        UnumProvident Corp.                                                             1,417,968
                                                                                                     ----------------
                                                                                                           16,598,460
                                                                                                     ----------------
                            INTERNET: 0.7%
      38,500       @        McAfee, Inc.                                                                    1,007,930
                                                                                                     ----------------
                                                                                                            1,007,930
                                                                                                     ----------------
                            LEISURE TIME: 5.2%
      37,700       L        Harley-Davidson, Inc.                                                           1,869,920
     117,500       L        Royal Caribbean Cruises Ltd.                                                    5,682,300
                                                                                                     ----------------
                                                                                                            7,552,220
                                                                                                     ----------------
                            MINING: 2.9%
     109,900      @@,L      Inco Ltd.                                                                       4,148,725
                                                                                                     ----------------
                                                                                                            4,148,725
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 2.9%
      69,100                Eaton Corp.                                                                     4,139,090
                                                                                                     ----------------
                                                                                                            4,139,090
                                                                                                     ----------------
                            OIL AND GAS: 10.0%
      46,500                ChevronTexaco Corp.                                                             2,600,280
     159,600                ConocoPhillips                                                                  9,175,404
      77,700                XTO Energy, Inc.                                                                2,641,023
                                                                                                     ----------------
                                                                                                           14,416,707
                                                                                                     ----------------
                            PHARMACEUTICALS: 5.8%
      29,800       @        Forest Laboratories, Inc.                                                       1,157,730
     148,500                Pfizer, Inc.                                                                    4,095,630
      77,000       @@       Sanofi-Aventis ADR                                                              3,156,230
                                                                                                     ----------------
                                                                                                            8,409,590
                                                                                                     ----------------
                            RETAIL: 8.0%
      19,000                Best Buy Co., Inc.                                                              1,302,450
      81,900      @,L       Kohl's Corp.                                                                    4,579,029
      19,000                Lowe's Cos., Inc.                                                               1,106,180
      93,100                Wal-Mart Stores, Inc.                                                           4,487,420
                                                                                                     ----------------
                                                                                                           11,475,079
                                                                                                     ----------------
                            SEMICONDUCTORS: 2.4%
     121,000       L        Texas Instruments, Inc.                                                         3,396,470
                                                                                                     ----------------
                                                                                                            3,396,470
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 4.5%
     242,400       @        Cisco Systems, Inc.                                                             4,632,264
     111,700      @@,L      Nokia Oyj ADR                                                                   1,858,688
                                                                                                     ----------------
                                                                                                            6,490,952
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $91,212,317)                                                         100,278,036
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS/NOTES: 26.7%
                            AEROSPACE/DEFENSE: 1.8%
$    830,000       C        General Dynamics Corp.,
                               2.125%, due 05/15/06                                                  $        817,806
     890,000       L        Northrop Grumman Corp.,
                               4.079%, due 11/16/06                                                           887,721
     885,000       C        Raytheon Co.,
                               6.750%, due 08/15/07                                                           928,889
                                                                                                     ----------------
                                                                                                            2,634,416
                                                                                                     ----------------
                            AUTO MANUFACTURERS: 0.5%
     770,000       L        DaimlerChrysler NA Holding
                               Corp., 6.400%, due 05/15/06                                                    785,200
                                                                                                     ----------------
                                                                                                              785,200
                                                                                                     ----------------
                            BANKS: 2.3%
     930,000                J.P. Morgan Chase & Co.,
                               5.250%, due 05/30/07                                                           949,864
     910,000                Key Corp., 2.750%,
                               due 02/27/07                                                                   889,280
     760,000                U.S. Bank NA, 2.850%,
                               due 11/15/06                                                                   747,708
     725,000       L        Wachovia Corp., 4.950%,
                               due 11/01/06                                                                   732,992
                                                                                                     ----------------
                                                                                                            3,319,844
                                                                                                     ----------------
                            BEVERAGES: 0.6%
     885,000       C        Coca-Cola Enterprises, Inc.,
                               5.250%, due 05/15/07                                                           904,660
                                                                                                     ----------------
                                                                                                              904,660
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 0.3%
     360,000                Cendant Corp., 6.875%,
                               due 08/15/06                                                                   370,203
                                                                                                     ----------------
                                                                                                              370,203
                                                                                                     ----------------
                            COSMETICS/PERSONAL CARE: 0.6%
     905,000      C,L       Procter & Gamble Co., 3.500%,
                               due 12/15/08                                                                   892,080
                                                                                                     ----------------
                                                                                                              892,080
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 7.0%
     935,000                American Express Co, 5.500%,
                               due 09/12/06                                                                   949,756
     460,000                American Express Credit Corp.,
                               3.000%, due 05/16/08                                                           446,411
     780,000                Bear Stearns Cos., Inc., 6.500%,
                               due 05/01/06                                                                   796,236
     200,000      C,L       Boeing Capital Corp., 6.500%,
                               due 02/15/12                                                                   224,023
     200,000       L        CIT Group, Inc., 7.750%,
                               due 04/02/12                                                                   234,882
     630,000       L        Citigroup, Inc., 5.000%,
                               due 03/06/07                                                                   640,958
     400,000       L        Citigroup, Inc., 6.000%,
                               due 02/21/12                                                                   437,406
     760,000      C,L       Credit Suisse First Boston USA,
                               5.750%, due 04/15/07                                                           781,967
     460,000                Ford Motor Credit Co., 6.125%,
                               due 01/09/06                                                                   461,742
     460,000       L        General Electric Capital Corp.,
                               5.350%, due 03/30/06                                                           464,968
     500,000                General Electric Capital Corp.,
                               6.000%, due 06/15/12                                                           546,088
$    665,000                General Motors Acceptance
                               Corp., 6.750%, due 01/15/06                                           $        670,333
     600,000                Goldman Sachs Group, Inc.,
                               5.700%, due 09/01/12                                                           639,352
     500,000       L        HSBC Finance Corp., 7.000%,
                               due 05/15/12                                                                   567,973
     860,000                Intl. Lease Finance Corp.,
                               5.625%, due 06/01/07                                                           882,019
     530,000                John Deere Capital Corp.,
                               3.125%, due 12/15/05                                                           528,461
     740,000                Merrill Lynch & Co., Inc.,
                               6.150%, due 01/26/06                                                           749,237
                                                                                                     ----------------
                                                                                                           10,021,812
                                                                                                     ----------------
                            ELECTRIC: 0.6%
     875,000                Dominion Resources, Inc.,
                               3.660%, due 11/15/06                                                           869,470
                                                                                                     ----------------
                                                                                                              869,470
                                                                                                     ----------------
                            ENVIRONMENTAL CONTROL: 0.2%
     225,000      C,L       Waste Management, Inc.,
                               6.500%, due 11/15/08                                                           239,186
                                                                                                     ----------------
                                                                                                              239,186
                                                                                                     ----------------
                            FOOD: 2.8%
     860,000                General Mills, Inc., 2.625%,
                               due 10/24/06                                                                   842,871
     920,000      C,L       Kellogg Co., 2.875%,
                               due 06/01/08                                                                   886,920
     940,000                Kraft Foods, Inc., 4.625%,
                               due 11/01/06                                                                   946,438
     800,000       C        Safeway, Inc., 6.150%,
                               due 03/01/06                                                                   808,726
     540,000       C        Tyson Foods, Inc., 7.250%,
                               due 10/01/06                                                                   559,897
                                                                                                     ----------------
                                                                                                            4,044,852
                                                                                                     ----------------
                            FOREST PRODUCTS AND PAPER: 1.0%
     650,000                Temple-Inland, Inc., 5.003%,
                               due 05/17/07                                                                   656,207
     790,000       C        Weyerhaeuser Co., 6.000%,
                               due 08/01/06                                                                   804,278
                                                                                                     ----------------
                                                                                                            1,460,485
                                                                                                     ----------------
                            INSURANCE: 0.5%
     800,000      C,L       Berkshire Hathaway Finance
                               Corp., 3.375%, due 10/15/08                                                    778,907
                                                                                                     ----------------
                                                                                                              778,907
                                                                                                     ----------------
                            MEDIA: 1.6%
     600,000                Historic Tw, Inc., 8.110%,
                               due 08/15/06                                                                   623,780
     200,000       L        News America Holdings,
                               9.250%, due 02/01/13                                                           253,137
     790,000                Viacom, Inc., 6.400%,
                               due 01/30/06                                                                   800,102
     550,000       L        Walt Disney Co., 5.375%,
                               due 06/01/07                                                                   562,667
                                                                                                     ----------------
                                                                                                            2,239,686
                                                                                                     ----------------
                            MINING: 0.6%
     880,000       C        Alcoa, Inc., 4.250%, due 08/15/07                                                 883,446
                                                                                                     ----------------
                                                                                                              883,446
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                    VALUE
---------------------------------------------------------------------------------------------------------------------
                            MISCELLANEOUS MANUFACTURING: 0.5%
$    760,000       @@       Tyco Intl. Group SA, 5.800%,
                               due 08/01/06                                                          $        773,811
                                                                                                     ----------------
                                                                                                              773,811
                                                                                                     ----------------
                            OIL AND GAS: 1.7%
     920,000      @@,C      ChevronTexaco Capital Co.,
                               3.500%, due 09/17/07                                                           911,562
     890,000       C        Marathon Oil Corp., 5.375%,
                               due 06/01/07                                                                   908,087
     550,000       C        Valero Energy Corp., 6.125%,
                               due 04/15/07                                                                   566,454
                                                                                                     ----------------
                                                                                                            2,386,103
                                                                                                     ----------------
                            PIPELINES: 0.5%
     710,000                Duke Capital LLC, 4.302%,
                               due 05/18/06                                                                   711,627
                                                                                                     ----------------
                                                                                                              711,627
                                                                                                     ----------------
                            RETAIL: 0.4%
     550,000       C        CVS Corp., 3.875%, due 11/01/07                                                   547,645
                                                                                                     ----------------
                                                                                                              547,645
                                                                                                     ----------------
                            SAVINGS AND LOANS: 0.4%
     650,000       L        World Savings Bank FSB,
                               4.125%, due 03/10/08                                                           649,017
                                                                                                     ----------------
                                                                                                              649,017
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 2.2%
     620,000       C        AT&T Wireless Services, Inc.,
                               7.350%, due 03/01/06                                                           633,649
     890,000                Motorola, Inc., 4.608%,
                               due 11/16/07                                                                   897,308
     740,000       C        SBC Communications, Inc.,
                               5.750%, due 05/02/06                                                           750,685
     460,000       C        Verizon Global Funding Corp.,
                               6.750%, due 12/01/05                                                           465,347
     400,000      C,L       Verizon Global Funding Corp.,
                               7.375%, due 09/01/12                                                           468,062
                                                                                                     ----------------
                                                                                                            3,215,051
                                                                                                     ----------------
                            TRANSPORTATION: 0.6%
     900,000                FedEx Corp., 2.650%,
                               due 04/01/07                                                                   876,916
                                                                                                     ----------------
                                                                                                              876,916
                                                                                                     ----------------
                            Total Corporate Bonds/Notes
                               (Cost $38,797,405)                                                          38,604,417
                                                                                                     ----------------
                            Total Long-Term Investments
                               (Cost $130,009,722)                                                        138,882,453
                                                                                                     ----------------

SHORT-TERM INVESTMENTS: 23.3%

                            SECURITIES LENDING COLLATERAL++: 23.3%
$ 33,617,997                The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                         $     33,617,997
                                                                                                     ----------------
                            Total Short-Term Investments
                               (Cost $33,617,997)                                                          33,617,997
                                                                                                     ----------------
                            TOTAL INVESTMENTS IN
                               SECURITIES (COST
                               $163,627,719)*                                                119.6%  $    172,500,450
                            OTHER ASSETS AND
                               LIABILITIES-NET                                               (19.6)       (28,320,534)
                                                                                             -----   ----------------
                            NET ASSETS                                                       100.0%  $    144,179,916
                                                                                             =====   ================

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C    Bond may be called prior to maturity date.
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes $163,771,497. Net unrealized appreciation consists of:

            Gross Unrealized Appreciation                         $   11,492,388
            Gross Unrealized Depreciation                             (2,763,435)
                                                                  --------------
            Net Unrealized Appreciation                           $    8,728,953
                                                                  ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO                 AS OF JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

                               COUNTRY ALLOCATION*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

United States            37.4%
United Kingdom           14.4%
Japan                     8.4%
France                    7.0%
Sweden                    5.2%
Germany                   4.0%
Canada                    2.7%
South Korea               2.5%
Brazil                    2.4%
Switzerland               2.3%
India                     2.1%
Netherlands               2.2%
Other                     9.1%

* Excludes other assets and liabilities of (10.9)% of net assets and 11.2% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 98.0%
                            AUSTRALIA: 0.6%
     320,121                Australia & New Zealand
                              Banking Group Ltd.                                                     $      5,293,416
   3,017,155                Macquarie Airports                                                              8,197,646
                                                                                                     ----------------
                                                                                                           13,491,062
                                                                                                     ----------------
                            BARBADOS: 0.4%
      85,800       L        Everest Re Group Ltd.                                                           7,979,400
                                                                                                     ----------------
                                                                                                            7,979,400
                                                                                                     ----------------
                            BERMUDA: 0.9%
     439,400                ACE Ltd.                                                                       19,707,090
                                                                                                     ----------------
                                                                                                           19,707,090
                                                                                                     ----------------
                            BRAZIL: 2.4%
     457,200       L        Cia de Bebidas das
                              Americas ADR                                                                 13,712,952
     653,900       L        Empresa Brasileira de
                              Aeronautica SA ADR                                                           21,624,473
     922,200                Tele Norte Leste
                              Participacoes SA                                                             15,210,540
                                                                                                     ----------------
                                                                                                           50,547,965
                                                                                                     ----------------
                            CANADA: 2.7%
     483,000                Encana Corp.                                                                   19,058,940
     685,700                Husky Energy, Inc.                                                             27,281,320
     253,300       L        Manulife Financial Corp.                                                       12,100,411
                                                                                                     ----------------
                                                                                                           58,440,671
                                                                                                     ----------------
                            FINLAND: 0.4%
     426,200                Fortum Oyj                                                                      6,836,719
      35,975       @        Neste Oil Oyj                                                            $        932,037
                                                                                                     ----------------
                                                                                                            7,768,756
                                                                                                     ----------------
                            FRANCE: 7.0%
     120,924                Cie Generale D'Optique
                              Essilor Intl. SA                                                              8,250,732
     615,274                France Telecom SA                                                              17,913,074
     338,977       @        JC Decaux SA                                                                    8,579,494
     326,958                LVMH Moet Hennessy Louis
                              Vuitton SA                                                                   25,181,600
     470,269                Sanofi-Aventis SA                                                              38,529,876
     192,694                Societe Generale                                                               19,547,851
     471,864                Technip SA                                                                     21,900,829
      39,451                Total SA                                                                        9,235,179
                                                                                                     ----------------
                                                                                                          149,138,635
                                                                                                     ----------------
                            GERMANY: 3.4%
     184,802                Allianz AG                                                                     21,138,979
     305,953       @        Bayerische Hypo-und
                              Vereinsbank AG                                                                7,935,842
     139,682       L        SAP AG                                                                         24,223,697
     268,090                Siemens AG                                                                     19,506,529
                                                                                                     ----------------
                                                                                                           72,805,047
                                                                                                     ----------------
                            HONG KONG: 1.7%
   5,410,000                Hong Kong & China Gas                                                          10,974,403
     965,000                Hutchison Whampoa Ltd.                                                          8,682,863
   2,795,000                Television Broadcasts Ltd.                                                     15,755,028
                                                                                                     ----------------
                                                                                                           35,412,294
                                                                                                     ----------------
                            INDIA: 2.1%
     109,468                GAIL India Ltd.                                                                   571,515
   1,705,584                Hindustan Lever Ltd.                                                            6,417,515
     810,100                ICICI Bank Ltd. ADR                                                            17,700,685
     214,007                Infosys Technologies Ltd.                                                      11,589,551
      35,464                ITC Ltd.                                                                        1,343,576
      61,591                Oil & Natural Gas Corp Ltd.                                                     1,441,956
   1,521,676                ZEE Telefilms Ltd.                                                              5,445,556
                                                                                                     ----------------
                                                                                                           44,510,354
                                                                                                     ----------------
                            IRELAND: 0.6%
     992,917                Anglo Irish Bank Corp. PLC                                                     12,310,711
                                                                                                     ----------------
                                                                                                           12,310,711
                                                                                                     ----------------
                            ITALY: 0.4%
     366,656       L        ENI S.p.A.                                                                      9,424,978
                                                                                                     ----------------
                                                                                                            9,424,978
                                                                                                     ----------------
                            JAPAN: 8.4%
     142,600                Canon, Inc.                                                                     7,481,057
     513,900                Chugai Pharmaceutical
                              Co. Ltd.                                                                      7,920,289
     323,900                Credit Saison Co. Ltd.                                                         10,730,373
     102,600                Hoya Corp.                                                                     11,798,054
     330,000       L        JGC Corp.                                                                       4,044,678
       5,910                KDDI Corp.                                                                     27,301,015
      45,700                Keyence Corp.                                                                  10,197,009
     151,700                Murata Manufacturing
                              Co. Ltd.                                                                      7,692,512
      33,200                Nidec Corp.                                                                     3,502,833
     807,500                Nikon Corp.                                                                     9,096,507
      91,900                Omron Corp.                                                                     2,021,786
   4,189,000       @        Resona Holdings, Inc.                                                           7,759,304
     856,000                Shionogi & Co. Ltd.                                                            11,008,951

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            JAPAN (CONTINUED)
     489,000                Shiseido Co. Ltd.                                                        $      6,159,295
     652,700                Sony Corp.                                                                     22,426,499
      76,100                Square Enix Co Ltd.                                                             2,311,432
     452,400                Toyota Motor Corp.                                                             16,158,819
     231,000                Trend Micro, Inc.                                                               8,204,530
       2,157                Yahoo! Japan Corp.                                                              4,505,782
                                                                                                     ----------------
                                                                                                          180,320,725
                                                                                                     ----------------
                            MEXICO: 1.8%
   1,952,000                Fomento Economico
                              Mexicano SA de CV                                                            11,626,463
   2,697,900                Grupo Modelo SA                                                                 8,408,727
     295,400                Grupo Televisa SA ADR                                                          18,341,386
                                                                                                     ----------------
                                                                                                           38,376,576
                                                                                                     ----------------
                            NETHERLANDS: 2.2%
     712,133                European Aeronautic
                              Defense & Space Co.                                                          22,604,063
     930,377                Koninklijke Philips
                              Electronics NV                                                               23,444,175
                                                                                                     ----------------
                                                                                                           46,048,238
                                                                                                     ----------------
                            NORWAY: 0.5%
     954,800                Tandberg ASA                                                                   10,158,553
                                                                                                     ----------------
                                                                                                           10,158,553
                                                                                                     ----------------
                            PORTUGAL: 0.3%
   2,423,154                Energias de Portugal SA                                                         6,089,792
                                                                                                     ----------------
                                                                                                            6,089,792
                                                                                                     ----------------
                            SINGAPORE: 0.5%
   3,987,800                Singapore Press
                              Holdings Ltd.                                                                10,144,885
                                                                                                     ----------------
                                                                                                           10,144,885
                                                                                                     ----------------
                            SOUTH KOREA: 2.5%
     224,280                Hyundai Heavy Industries                                                       11,263,375
      41,600                Samsung Electronics Co. Ltd.                                                   19,720,631
   1,064,600       L        SK Telecom Co. Ltd. ADR                                                        21,717,840
                                                                                                     ----------------
                                                                                                           52,701,846
                                                                                                     ----------------
                            SPAIN: 0.2%
     203,100                Inditex SA                                                                      5,220,961
                                                                                                     ----------------
                                                                                                            5,220,961
                                                                                                     ----------------
                            SWEDEN: 5.2%
   1,207,100                Hennes & Mauritz AB                                                            42,357,572
     533,977                Investor AB                                                                     7,221,231
  19,282,000                Telefonaktiebolaget
                              LM Ericsson                                                                  61,542,036
                                                                                                     ----------------
                                                                                                          111,120,839
                                                                                                     ----------------
                            SWITZERLAND: 2.3%
     257,790                Credit Suisse Group                                                            10,107,912
     273,236                Novartis AG                                                                    12,976,381
     210,776                Roche Holding AG                                                               26,603,397
                                                                                                     ----------------
                                                                                                           49,687,690
                                                                                                     ----------------
                            TAIWAN: 0.8%
   9,971,822                Taiwan Semiconductor
                              Manufacturing Co. Ltd.                                                       17,393,323
                                                                                                     ----------------
                                                                                                           17,393,323
                                                                                                     ----------------
                            UNITED KINGDOM: 14.4%
     792,343       @        3i Group PLC                                                             $      9,598,514
     276,700                BP PLC ADR                                                                     17,260,546
   2,253,320                Cadbury Schweppes PLC                                                          21,452,612
   5,126,241                Dixons Group PLC                                                               14,376,053
     328,610                GUS PLC                                                                         5,172,278
   1,310,461                HSBC Holdings PLC                                                              20,940,105
   1,152,133                Pearson PLC                                                                    13,539,097
   1,701,685                Peninsular And Oriental
                              Steam Navigation Co.                                                          9,655,013
   1,727,888                Prudential PLC                                                                 15,317,715
   1,363,984                Reckitt Benckiser PLC                                                          40,083,843
     976,490                Reed Elsevier PLC                                                               9,330,519
   1,241,782                Royal Bank of Scotland
                              Group PLC                                                                    37,404,314
   1,732,173                Smith & Nephew PLC                                                             17,036,487
  28,128,033                Vodafone Group PLC                                                             68,415,186
     741,258                WPP Group PLC                                                                   7,595,791
                                                                                                     ----------------
                                                                                                          307,178,073
                                                                                                     ----------------
                            UNITED STATES: 36.3%
   1,300,700      @,L       Advanced Micro Devices, Inc.                                                   22,554,138
     280,500      @,L       Affymetrix, Inc.                                                               15,127,365
     285,800       @        Altera Corp.                                                                    5,664,556
      90,400                Altria Group, Inc.                                                              5,845,264
     191,400      @,L       Amazon.com, Inc.                                                                6,331,512
     397,500                American Express Co.                                                           21,158,925
     309,600       @        Amgen, Inc.                                                                    18,718,416
     335,200                Applera Corp.-Applied
                              Biosystems Group                                                              6,593,384
       4,930      @,L       Berkshire Hathaway, Inc.                                                       13,722,655
     190,600                Boeing Co.                                                                     12,579,600
     223,000                Burlington Resources, Inc.                                                     12,318,520
     603,800      @,L       Cadence Design Systems, Inc.                                                    8,247,908
     171,700       L        Carnival Corp.                                                                  9,366,235
     598,100       L        Charles Schwab Corp.                                                            6,746,568
     318,000       L        Chevron Corp.                                                                  17,782,560
     540,900                Circuit City Stores, Inc.                                                       9,352,161
     627,500       @        Cisco Systems, Inc.                                                            11,991,525
     136,100                Citigroup, Inc.                                                                 6,291,903
     403,900       @        Coach, Inc.                                                                    13,558,923
   1,525,200       @        Corning, Inc.                                                                  25,348,824
     180,600      @,L       Cree, Inc.                                                                      4,599,882
     783,100      @,L       eBay, Inc.                                                                     25,850,131
      55,900       @        Electronic Arts, Inc.                                                           3,164,499
     107,000       L        Eli Lilly & Co.                                                                 5,960,970
     172,800      @,L       Eyetech Pharmaceuticals, Inc.                                                   2,184,192
     220,200       @        Express Scripts, Inc.                                                          11,005,596
     361,100                Gap, Inc.                                                                       7,131,725
     177,800       @        Genentech, Inc.                                                                14,273,784
     168,900      @,L       Genzyme Corp.                                                                  10,149,201
     477,300       @        Gilead Sciences, Inc.                                                          20,996,427
     350,400                Gillette Co.                                                                   17,740,752
     606,700       L        GlobalSantaFe Corp.                                                            24,753,360
     210,700      @,L       Human Genome Sciences, Inc.                                                     2,439,906
     361,500                IMS Health, Inc.                                                                8,954,355
     232,400                International Business
                              Machines Corp.                                                               17,244,080
     516,400                International Game
                              Technology                                                                   14,536,660
     122,000      @,L       International Rectifier Corp.                                                   5,821,840
     199,900      @,L       Intuit, Inc.                                                                    9,017,489
     516,000                J.P. Morgan Chase & Co.                                                        18,225,120
     294,700      @,L       Juniper Networks, Inc.                                                          7,420,546

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
----------------------------------------------------------------------------------------------------------------------
                             UNITED STATES (CONTINUED)
      161,500                Lockheed Martin Corp.                                                    $     10,476,505
      516,000                MBNA Corp.                                                                     13,498,560
       97,700                Medtronic, Inc.                                                                 5,059,883
      860,300                Microsoft Corp.                                                                21,369,851
      200,600      @,L       Millennium Pharmaceuticals,
                               Inc.                                                                          1,859,562
      472,100                Morgan Stanley                                                                 24,771,087
      513,200       L        National Semiconductor Corp.                                                   11,305,796
      170,700      @,L       Nektar Therapeutics                                                             2,874,588
      469,800                Northern Trust Corp.                                                           21,418,182
      171,600                Northrop Grumman Corp.                                                          9,480,900
    1,829,700      @,L       Novell, Inc.                                                                   11,344,140
      443,000                Pfizer, Inc.                                                                   12,217,940
      469,300                QUALCOMM, Inc.                                                                 15,491,593
      369,200                Quest Diagnostics, Inc.                                                        19,667,284
      393,200                Raytheon Co.                                                                   15,381,984
      106,000      @,L       Silicon Laboratories, Inc.                                                      2,778,260
    4,683,029      @,L       Sirius Satellite Radio, Inc.                                                   30,346,028
      229,100       @        Starbucks Corp.                                                                11,835,306
    2,369,100      @,L       Sun Microsystems, Inc.                                                          8,836,743
      161,100       L        Tiffany & Co.                                                                   5,277,636
      617,600      @,L       Transocean, Inc.                                                               33,331,871
      115,200       L        Wyeth                                                                           5,126,400
                                                                                                      ----------------
                                                                                                           774,521,556
                                                                                                      ----------------
                             Total Common Stock
                               (Cost $2,018,651,107)                                                     2,090,500,020
                                                                                                      ----------------

PREFERRED STOCK: 0.6%
                             GERMANY: 0.6%
       15,538                Porsche AG                                                                     11,642,839
                                                                                                      ----------------
                             Total Preferred Stock
                               (Cost $10,250,479)                                                           11,642,839
                                                                                                      ----------------
                             Total Long-Term Investments
                               (Cost $2,028,901,586)                                                     2,102,142,859
                                                                                                      ----------------

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 12.3%

                             FEDERAL HOME LOAN BANK: 1.1%
$   24,000,000               Federal Home Loan Bank
                               Discount Notes, 2.300%,
                               due 07/01/05                                                                 23,998,467
                                                                                                      ----------------
                             Total Federal Home Loan
                               Bank (Cost $24,000,000)                                                      23,998,467
                                                                                                      ----------------
                             SECURITIES LENDING COLLATERAL++: 11.2%
   238,655,576               The Bank of New York
                               Institutional Cash
                               Reserves Fund                                                               238,655,576
                                                                                                      ----------------
                             Total Securities Lending
                                Collateral (Cost
                                $238,655,576)                                                              238,655,576
                                                                                                      ----------------
                             Total Short-Term Investments
                                (Cost $262,655,576)                                                        262,654,043
                                                                                                      ----------------
                             TOTAL INVESTMENTS IN
                                SECURITIES (COST
                                $2,291,557,162)*                                              110.9%  $  2,364,796,902
                             OTHER ASSETS AND
                                LIABILITIES-NET                                               (10.9)      (231,804,455)
                                                                                              -----   ----------------
                             NET ASSETS                                                       100.0%  $  2,132,992,447
                                                                                              =====   ================

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@    Non-income producing security
ADR  American Depositary Receipt
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $2,297,259,846. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                            $   115,543,100
               Gross Unrealized Depreciation                                (48,006,044)
                                                                        ---------------
               Net Unrealized Appreciation                              $    67,537,056
                                                                        ===============

                                                                  PERCENTAGE OF
INDUSTRY                                                            NET ASSETS
--------------------------------------------------------------------------------
Advertising                                                                 0.8%
Aerospace/Defense                                                           4.3
Agriculture                                                                 0.3
Apparel                                                                     0.6
Auto Manufacturers                                                          1.3
Banks                                                                       7.5
Beverages                                                                   1.6
Biotechnology                                                               3.1
Computers                                                                   1.6
Cosmetics/Personal Care                                                     1.1
Diversified Financial Services                                              4.8
Electric                                                                    0.6
Electronics                                                                 2.9
Engineering & Construction                                                  0.2
Entertainment                                                               0.7
Food                                                                        1.0
Gas                                                                         0.5
Hand/Machine Tools                                                          0.2
Healthcare-Products                                                         1.4
Healthcare-Services                                                         0.9
Holding Companies-Diversified                                               1.6
Home Furnishings                                                            1.1
Household Products/Wares                                                    2.2
Insurance                                                                   4.2
Internet                                                                    2.1
Investment Companies                                                        0.7
Leisure Time                                                                0.4
Media                                                                       4.8
Miscellaneous Manufacturing                                                 1.3
Office/Business Equipment                                                   0.4
Oil&Gas                                                                     8.1
Oil&Gas Services                                                            1.0
Pharmaceuticals                                                             7.2
Retail                                                                      4.7
Semiconductors                                                              4.2
Shipbuilding                                                                0.5
Software                                                                    4.3
Telecommunications                                                         13.4
Transportation                                                              0.5
Venture Capital                                                             0.5
Federal Home Loan Bank                                                      1.1
Securities Lending Collateral                                              11.2
Other Assets and Liabilities, Net                                         (10.9)
                                                                          -----
NET ASSETS                                                                100.0%
                                                                          =====

                 See Accompanying Notes to Financial Statements

ING OPPENHEIMER                                         PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO                       AS OF JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]
                                INVESTMENT TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Common Stock                                            2.4%
Preferred Stock                                         0.2%
Equity Linked Securities                                1.7%
Corporate Bonds/Notes                                  17.2%
U.S. Government Agency Obligations                     17.1%
U.S. Treasury Obligations                               7.3%
Asset-Backed Securities                                 1.0%
Collateralized Mortgage Obligations                     1.0%
Other Bonds                                            26.1%
Short-Term Investments                                 19.8%

* Excludes other assets and liabilities of (10.5)% of net assets and 16.7% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 2.4%

                            AGRICULTURE: 0.0%
       3,940       @@       British American
                              Tobacco PLC                                                            $         75,913
                                                                                                     ----------------
                                                                                                               75,913
                                                                                                     ----------------
                            AUTO MANUFACTURERS: 0.0%
       1,830       @@       DaimlerChrysler AG                                                                 74,080
       7,470       L        Ford Motor Co.                                                                     76,493
                                                                                                     ----------------
                                                                                                              150,573
                                                                                                     ----------------
                            AUTO PARTS AND EQUIPMENT: 0.1%
       1,050       @@       Continental AG                                                                     75,332
       1,740       @@       Valeo SA                                                                           77,973
                                                                                                     ----------------
                                                                                                              153,305
                                                                                                     ----------------
                            BANKS: 0.1%
       1,110       @@       BNP Paribas                                                                        75,844
      15,000       @@       Joyo Bank Ltd.                                                                     73,178
       9,090       @@       Lloyds TSB Group PLC                                                               76,797
         760       @@       Societe Generale                                                                   77,098
                                                                                                     ----------------
                                                                                                              302,917
                                                                                                     ----------------
                            BUILDING MATERIALS: 0.0%
       7,000       @@       Asahi Glass Co. Ltd.                                                               73,216
      35,560       @@       Pilkington PLC                                                                     76,139
                                                                                                     ----------------
                                                                                                              149,355
                                                                                                     ----------------
                            CHEMICALS: 0.1%
       1,070      @,L       Ashland, Inc.                                                                      76,901
       1,130       @@       BASF AG                                                                            74,823
                                                                                                     ----------------
                                                                                                              151,724
                                                                                                     ----------------
                            COMPUTERS: 0.0%
       1,930       @        Apple Computer, Inc.                                                     $         71,043
                                                                                                     ----------------
                                                                                                               71,043
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 0.1%
         750                Bear Stearns Cos., Inc.                                                            77,955
       1,950                Countrywide Financial Corp.                                                        75,290
         800                Lehman Brothers
                              Holdings, Inc.                                                                   79,424
       5,310       @@       Schroders PLC                                                                      71,852
                                                                                                     ----------------
                                                                                                              304,521
                                                                                                     ----------------
                            ELECTRIC: 0.2%
       2,070        L       American Electric Power
                              Co., Inc.                                                                        76,321
       5,390      @,L       CMS Energy Corp.                                                                   81,174
       1,390                Constellation Energy
                              Group, Inc.                                                                      80,189
         860       @@       E.ON AG                                                                            76,376
       3,600       @@       Kyushu Electric Power
                              Co., Inc.                                                                        78,238
       1,220       @@       RWE AG                                                                             78,405
       4,190       @@       Scottish & Southern
                              Energy PLC                                                                       75,856
       8,880       @@       Scottish Power PLC                                                                 78,826
       3,200       @@       Tokyo Electric Power
                              Co., Inc.                                                                        76,291
                                                                                                     ----------------
                                                                                                              701,676
                                                                                                     ----------------
                            ENGINEERING AND CONSTRUCTION: 0.0%
       1,000       @@       Vinci SA                                                                           83,138
                                                                                                     ----------------
                                                                                                               83,138
                                                                                                     ----------------
                            FOOD: 0.0%
       8,690       @@       Tate & Lyle PLC                                                                    74,135
                                                                                                     ----------------
                                                                                                               74,135
                                                                                                     ----------------
                            FOREST PRODUCTS AND PAPER: 0.0%
       2,970        L       Louisiana-Pacific Corp.                                                            73,003
                                                                                                     ----------------
                                                                                                               73,003
                                                                                                     ----------------
                            GAS: 0.0%
       1,860        L       Sempra Energy                                                                      76,837
                                                                                                     ----------------
                                                                                                               76,837
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 0.1%
         930                Aetna, Inc.                                                                        77,023
       1,960        @       Humana, Inc.                                                                       77,890
                                                                                                     ----------------
                                                                                                              154,913
                                                                                                     ----------------
                            HOME BUILDERS: 0.1%
       1,120        L       Centex Corp.                                                                       79,150
       1,100        L       KB Home                                                                            83,853
       5,510       @@       Persimmon PLC                                                                      76,963
         970                Pulte Homes, Inc.                                                                  81,723
      13,320       @@       Taylor Woodrow PLC                                                                 80,375
                                                                                                     ----------------
                                                                                                              402,064
                                                                                                     ----------------
                            INSURANCE: 0.3%
       1,710       @@       ACE Ltd.                                                                           76,694
       1,260                Allstate Corp.                                                                     75,285
       3,070       @@       AXA SA                                                                             76,466
         880                Chubb Corp.                                                                        75,337
         750                CIGNA Corp.                                                                        80,272

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            INSURANCE (CONTINUED)
      23,590       @@       Friends Provident PLC                                                    $         76,719
       1,000                Hartford Financial Services
                              Group, Inc.                                                                      74,780
         990                Loews Corp.                                                                        76,725
       1,320       L        MBIA, Inc.                                                                         78,289
       1,700                MetLife, Inc.                                                                      76,398
       1,210                Prudential Financial, Inc.                                                         79,449
       1,360                SAFECO Corp.                                                                       73,902
       1,550       @@       T&D Holdings, Inc.                                                                 72,642
       4,120       L        UnumProvident Corp.                                                                75,478
         990      @@,L      XL Capital Ltd.                                                                    73,676
                                                                                                     ----------------
                                                                                                            1,142,112
                                                                                                     ----------------
                            INVESTMENT COMPANIES: 0.3%
       7,290       L        Energy Select Sector
                              SPDR Fund                                                                       324,187
      10,620       L        Financial Select Sector
                              SPDR Fund                                                                       312,971
      10,200       L        Utilities Select Sector
                              SPDR Fund                                                                       322,014
                                                                                                     ----------------
                                                                                                              959,172
                                                                                                     ----------------
                            IRON/STEEL: 0.1%
       3,760       @@       Arcelor                                                                            73,383
       1,370                Nucor Corp.                                                                        62,499
      45,000       @@       Sumitomo Metal
                              Industries Ltd.                                                                  76,526
       4,070       @@       Thyssenkrupp AG                                                                    70,393
       1,890       L        United States Steel Corp.                                                          64,959
                                                                                                     ----------------
                                                                                                              347,760
                                                                                                     ----------------
                            LEISURE TIME: 0.0%
       3,010       @@       TUI AG                                                                             74,414
                                                                                                     ----------------
                                                                                                               74,414
                                                                                                     ----------------
                            MACHINERY-DIVERSIFIED: 0.1%
       1,040       L        Cummins, Inc.                                                                      77,595
       5,000       @@       Komori Corp.                                                                       75,431
      13,000       @@       Kubota Corp.                                                                       71,021
       1,660       @@       MAN AG                                                                             68,768
                                                                                                     ----------------
                                                                                                              292,815
                                                                                                     ----------------
                            METAL FABRICATE/HARDWARE: 0.0%
      15,000       @@       NSK Ltd.                                                                           76,752
                                                                                                     ----------------
                                                                                                               76,752
                                                                                                     ----------------
                            MINING: 0.0%
         810       L        Phelps Dodge Corp.                                                                 74,925
                                                                                                     ----------------
                                                                                                               74,925
                                                                                                     ----------------
                            MISCELLANEOUS MANUFACTURING: 0.0%
      53,000      @,@@      Ishikawajima-Harima Heavy
                              Industries Co. Ltd.                                                              76,755
                                                                                                     ----------------
                                                                                                               76,755
                                                                                                     ----------------
                            OIL AND GAS: 0.3%
         760                Amerada Hess Corp.                                                                 80,948
         970                Anadarko Petroleum Corp.                                                           79,686
       1,230                Apache Corp.                                                                       79,458
       1,340                ChevronTexaco Corp.                                                                74,933
       1,340                ConocoPhillips                                                                     77,037
       1,580                Devon Energy Corp.                                                                 80,074
       1,430       L        EOG Resources, Inc.                                                                81,224
       1,480                Marathon Oil Corp.                                                       $         78,988
         980                Occidental Petroleum Corp.                                                         75,391
       2,610      @,L       Rowan Cos., Inc.                                                                   77,543
         700       L        Sunoco, Inc.                                                                       79,576
       7,000       @@       TonenGeneral Sekiyu KK                                                             75,655
       1,270                Unocal Corp.                                                                       82,613
       1,030                Valero Energy Corp.                                                                81,482
                                                                                                     ----------------
                                                                                                            1,104,608
                                                                                                     ----------------
                            REAL ESTATE: 0.1%
         800       @@       Klepierre                                                                          76,204
         590       @@       Unibail                                                                            75,716
                                                                                                     ----------------
                                                                                                              151,920
                                                                                                     ----------------
                            REAL ESTATE INVESTMENT TRUSTS: 0.1%
       9,400       @        Criimi MAE, Inc.                                                                  205,390
          10       @@       Japan Real Estate
                              Investment Corp.                                                                 85,011
          10       @@       Japan Retail Fund
                              Investment Corp.                                                                 85,866
                                                                                                     ----------------
                                                                                                              376,267
                                                                                                     ----------------
                            RETAIL: 0.1%
       2,200       @@       Douglas Holding AG                                                                 79,770
       1,090       L        Federated Department
                              Stores, Inc.                                                                     79,874
         480       @        Sears Holdings Corp.                                                               71,938
       2,810       @        Toys "R" Us, Inc.                                                                  74,409
                                                                                                     ----------------
                                                                                                              305,991
                                                                                                     ----------------
                            SOFTWARE: 0.0%
       7,900      @@,L      Capcom Co. Ltd.                                                                    74,706
      11,690      @,L       Novell, Inc.                                                                       72,478
                                                                                                     ----------------
                                                                                                              147,184
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 0.0%
       4,030      @,@@      Deutsche Telekom AG                                                                74,280
      22,000       @@       Oki Electric Industry Co. Ltd.                                                     77,166
                                                                                                     ----------------
                                                                                                              151,446
                                                                                                     ----------------
                            TRANSPORTATION: 0.1%
       7,740       @@       Arriva PLC                                                                         75,443
       1,760                CSX Corp.                                                                          75,082
      13,270       @@       Peninsular And Oriental
                              Steam Navigation Co.                                                             75,291
                                                                                                     ----------------
                                                                                                              225,816
                                                                                                     ----------------
                            WATER: 0.1%
       6,390       @@       Kelda Group PLC                                                                    79,885
       4,070       @@       Severn Trent PLC                                                                   74,017
       2,780       @@       Suez SA                                                                            75,175
       6,070       @@       United Utilities PLC                                                               71,623
       1,980       @@       Veolia Environnement                                                               74,147
                                                                                                     ----------------
                                                                                                              374,847
                                                                                                     ----------------
                            Total Common Stock
                               (Cost $8,378,820)                                                            8,807,901
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.2%
                               DIVERSIFIED FINANCIAL SERVICES: 0.1%
           5,400               Chevy Chase Preferred
                                 Capital Corp.                                                        $        315,360
                                                                                                      ----------------
                                                                                                               315,360
                                                                                                      ----------------
                               SAVINGS AND LOANS: 0.1%
          18,450               Chevy Chase Bank FSB                                                            514,755
                                                                                                      ----------------
                                                                                                               514,755
                                                                                                      ----------------
                               Total Preferred Stock
                                 (Cost $831,478)                                                               830,115
                                                                                                      ----------------

NO. OF CONTRACTS                                                                                            VALUE
----------------------------------------------------------------------------------------------------------------------
OPTIONS: 0.0%
           1,950       I       BRL Call Swaption,
                                 Strike Price 16.5,
                                 expires 10/03/05                                                                7,432
          10,120               MXN Call Swaption,
                                 Strike Price 10.07,
                                 expires 08/19/05                                                               14,391
           5,850               ILS Call Option,
                                 Strike Price 4.4565,
                                 expires 09/27/05                                                                2,879
           9,800               MXN Call Option,
                                 Strike Price 10.696,
                                 expires 09/26/05                                                                4,033
           1,990               MXN Call Swaption,
                                 Strike Price 10.35,
                                 expires 09/01/05                                                                4,430
                                                                                                      ----------------
                               Total Purchased Options
                                 (Cost $32,253)                                                                 33,165
                                                                                                      ----------------

PRINCIPAL
AMOUNT                                                                                                      VALUE
----------------------------------------------------------------------------------------------------------------------
EQUITY LINKED SECURITIES: 1.7%
                               SOVEREIGN: 1.7%
$        780,000               Citibank BRL Treasury Bill,
                                 17.740%, due 10/04/05                                                         315,379
       1,960,000               Citibank BRL Treasury Bill,
                                 18.500%, due 07/03/07                                                         602,923
       4,119,070               Citibank DOP Treasury Bill,
                                 14.790%, due 03/10/06                                                         131,610
       2,260,000               Citibank DOP Treasury Bill,
                                 14.980%, due 04/27/06                                                          70,842
       3,190,000               Citibank DOP Treasury Bill,
                                 15.060%, due 03/31/06                                                         100,950
       6,660,000               Citibank DOP Treasury Bill,
                                 15.170%, due 05/02/06                                                         208,093
       7,210,000               Citibank DOP Treasury Bill,
                                 15.520%, due 05/12/06                                                         223,823
         400,000               Credit Suisse First Boston
                                 UKR Treasury Bill,
                                 11.940%, due 12/30/09                                                          94,667
         157,867               Deutsche Bank IDR Treasury
                                 Bill, 0.000%, due 06/22/13                                                    182,478
         516,000               Deutsche Bank Moscow
                                 Treasury Bill, 0.000%,
                                 due 03/30/10                                                                   19,214
         960,000               Deutsche EGP Treasury Bill,
                                 9.780%, due 03/09/06                                                          155,108
$      1,440,000               FIB UKR Treasury Bill,
                                 11.940%, due 12/30/09                                                $        340,800
       2,430,000               J.P. Morgan BRL Treasury
                                 Bill, 22.810%, due 06/01/13                                                   363,245
       1,480,000               J.P. Morgan BRL Treasury Bill,
                                 0.000%, due 01/02/15                                                          187,244
         679,800               J.P. Morgan BRL Treasury Bill,
                                 0.250%, due 01/02/15                                                           86,006
         505,000               J.P. Morgan SWAZ Treasury
                                 Bill, 0.000%, due 06/20/10                                                    508,694
    4,700,000,00               Lehman Brothers ROM
                                 Treasury Bill, 6.750%,
                                 due 03/10/08                                                                  154,130
     410,000,000               Lehman Brothers ROM
                                 Treasury Bill, 7.250%,
                                 due 04/18/10                                                                   13,771
     680,000,000               Lehman Brothers ROM
                                 Treasury Bill, 7.500%,
                                 due 03/05/07                                                                   22,661
   1,670,000,000               Lehman Brothers ROM
                                 Treasury Bill, 7.750%,
                                 due 04/18/08                                                                   56,088
       1,500,000               Morgan Stanley BRL
                                 Treasury Bill, 15.450%,
                                 due 01/02/14                                                                  639,318
       1,330,000               Salomon Brothers EGP
                                 Treasury Bill, 0.000%,
                                 due 08/25/05                                                                  230,334
         300,000               Salomon Brothers UKR
                                 Treasury Bill, 0.000%,
                                 due 01/02/10                                                                   71,023
         260,000               TRY CLN - A,
                                 0.000%, due 07/05/06                                                          167,142
       1,305,000               UBS Brazil Treasury Bill,
                                 0.000%, due 04/20/10                                                        1,332,731
                                                                                                      ----------------
                               Total Equity Linked Securities
                                 (Cost $6,230,830)                                                           6,278,274
                                                                                                      ----------------
CORPORATE BONDS/NOTES: 17.2%

                               ADVERTISING: 0.0%
         150,000     #,C,L     R.H. Donnelley Corp.,
                                 6.875%, due 01/15/13                                                          153,750
                                                                                                      ----------------
                                                                                                               153,750
                                                                                                      ----------------
                               AEROSPACE/DEFENSE: 0.0%
          50,000       C       L-3 Communications Corp.,
                                 5.875%, due 01/15/15                                                           48,750
         100,000       C       L-3 Communications Corp.,
                                 6.125%, due 01/15/14                                                          100,500
                                                                                                      ----------------
                                                                                                               149,250
                                                                                                      ----------------
                               AGRICULTURE: 0.0%
          90,000      #,C      R.J. Reynolds Tobacco
                                 Holdings, Inc., 6.500%,
                                 due 07/15/10                                                                   90,225
                                                                                                      ----------------
                                                                                                                90,225
                                                                                                      ----------------
                               APPAREL: 0.1%
          85,000       C       Levi Strauss & Co.,
                                 7.730%, due 04/01/12                                                           80,750
          75,000       C       Levi Strauss & Co.,
                                 12.250%, due 12/15/12                                                          82,313
                                                                                                      ----------------
                                                                                                               163,063
                                                                                                      ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            AUTO MANUFACTURERS: 0.0%
$     40,000      #,C       Navistar International Corp.,
                              6.250%, due 03/01/12                                                   $         38,800
                                                                                                     ----------------
                                                                                                               38,800
                                                                                                     ----------------
                            AUTO PARTS AND EQUIPMENT: 0.2%
      45,000       C        Accuride Corp.,
                              8.500%, due 02/01/15                                                             44,213
     163,540       C        Collins & Aikman Products,
                              23.940%, due 12/31/11                                                            37,614
      60,000      C,L       Cooper-Standard
                              Automotive, Inc., 8.375%,
                              due 12/15/14                                                                     47,700
     200,000      C,L       Goodyear Tire & Rubber Co.,
                              7.857%, due 08/15/11                                                            195,500
     270,000      #,C       Goodyear Tire & Rubber Co.,
                              9.000%, due 07/01/15                                                            266,624
      50,000      C,L       Tenneco Automotive, Inc.,
                              8.625%, due 11/15/14                                                             50,500
     149,000       C        TRW Automotive, Inc.,
                              10.125%, due 02/15/13                                                           208,347
      50,000      C,L       Visteon Corp.,
                              7.000%, due 03/10/14                                                             41,500
                                                                                                     ----------------
                                                                                                              891,998
                                                                                                     ----------------
                            BANKS: 1.1%
     730,000      @@,#      Bank of Moscow,
                              7.375%, due 11/26/10                                                            744,600
     155,000      @@,       China Development Bank,
                              4.750%, due 10/08/14                                                            156,796
     730,000      @@,       HSBC Bank PLC, 13.740%,
                              due 01/12/10                                                                    406,975
     290,000      @@,       HSBC Bank PLC, 13.870%,
                              due 07/08/09                                                                    185,165
     190,000       @@       HSBC Bank PLC, 17.240%,
                              due 01/12/10                                                                    105,925
     290,000       @@       HSBC Bank PLC, 17.620%,
                              due 03/09/09                                                                    174,725
     830,000      @@,C      Sberbank, 6.230%,
                              due 02/11/15                                                                    840,873
     330,000       @@       Ukreximbank, 8.750%,
                              due 02/10/10                                                                    345,675
   1,170,000      @@,#      VTB Capital SA, 6.250%,
                              due 07/02/35                                                                  1,169,999
                                                                                                     ----------------
                                                                                                            4,130,733
                                                                                                     ----------------
                            BEVERAGES: 0.0%
      90,000      @@,#      Argentine Beverages
                              Financial Trust, 7.375%,
                              due 03/22/12                                                                     92,025
                                                                                                     ----------------
                                                                                                               92,025
                                                                                                     ----------------
                            BUILDING MATERIALS: 0.0%
      50,000       C        Nortek, Inc., 8.500%,
                              due 09/01/14                                                                     46,750
     135,000     #,+,C      NTK Holdings, Inc.,
                              8.770%, due 03/01/14                                                             64,125
                                                                                                     ----------------
                                                                                                              110,875
                                                                                                     ----------------
                            CHEMICALS: 0.2%
      50,000       C        Equistar Chemicals LP,
                              8.750%, due 02/15/09                                                             52,875
     390,000     #,C,L      Huntsman Intl. LLC,
                              7.375%, due 01/01/15                                                            387,075
$     50,000     #,C,L      Innophos, Inc., 8.875%,
                              due 08/15/14                                                           $         51,250
      75,000       C        Lyondell Chemical Co.,
                              10.500%, due 06/01/13                                                            86,156
     119,000       C        PolyOne Corp., 8.875%,
                              due 05/01/12                                                                    118,108
                                                                                                     ----------------
                                                                                                              695,464
                                                                                                     ----------------
                            COMMERCIAL SERVICES: 0.1%
      85,000       C        Corrections Corp. of America,
                              6.250%, due 03/15/15                                                             84,788
     110,000      #,C       DynCorp Intl., 9.500%,
                              due 02/15/13                                                                    102,850
     300,000      C,L       United Rentals North
                              America, Inc., 7.000%,
                              due 02/15/14                                                                    287,250
                                                                                                     ----------------
                                                                                                              474,888
                                                                                                     ----------------
                            DIVERSIFIED FINANCIAL SERVICES: 5.4%
     200,000       C        Alamosa Delaware, Inc.,
                              8.500%, due 01/31/12                                                            210,750
      25,000      #,C       ACL Finance Corp., 9.500%,
                              due 02/15/15                                                                     26,500
     250,000       @@       Arbor I Ltd., 16.490%,
                              due 03/15/06                                                                    250,313
     500,000       @@       Aries Vermoegensverwaltungs
                              GmbH, 9.600%,
                              due 10/25/14                                                                    648,978
     250,000       #        Cascadia Ltd., 6.485%,
                              due 06/13/08                                                                    250,000
      60,000       C        Crystal US Sub 3 Corp.,
                              3.890%, due 10/01/14                                                             42,000
  16,190,460      #,L       Dow Jones CDX NA HY,
                              8.250%, due 06/29/10                                                         16,271,411
      50,000       L        Ford Motor Credit Co.,
                              7.000%, due 10/01/13                                                             48,047
     180,000       L        Ford Motor Credit Co.,
                              7.375%, due 10/28/09                                                            176,053
  22,000,000                General Electric Capital Corp.,
                              1.400%, due 11/02/06                                                            202,158
      25,000       L        General Motors Acceptance
                              Corp., 5.850%,
                              due 01/14/09                                                                     23,453
     250,000      @@,#      Helix 04 Ltd., 8.493%,
                              due 06/30/09                                                                    251,045
      50,000                Milacron Escrow Corp.,
                              11.500%, due 05/15/11                                                            52,750
     250,000     @@,#,      Pioneer 2002 Ltd., 7.760%,
                              due 06/15/06                                                                    253,225
     250,000      @@,#      Pioneer 2002 Ltd., 8.260%,
                              due 06/15/06                                                                    253,875
     500,000      @@,#      Pioneer 2002 Ltd., 9.010%,
                              due 06/15/06                                                                    507,925
     250,000      @@,#      Pioneer 2002 Ltd., 9.410%,
                              due 06/15/06                                                                    251,713
     250,000      @@,#      Redwood Capital V Ltd.,
                              7.280%, due 01/09/07                                                            250,563
                                                                                                     ----------------
                                                                                                           19,970,759
                                                                                                     ----------------
                            ELECTRIC: 1.1%
      75,000      C,L       AES Corp., 7.750%,
                              due 03/01/14                                                                     81,750
     125,000     @@,C,L     Calpine Canada Energy
                              Finance ULC, 8.500%,
                              due 05/01/08                                                                     90,625

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            ELECTRIC (CONTINUED)
$     21,000                Calpine Corp., 7.625%,
                              due 04/15/06                                                           $         19,793
     147,375      #,C       Calpine Corp., 8.891%,
                              due 07/15/07                                                                    126,743
     150,000       C        Centerpoint Energy, Inc.,
                              5.875%, due 06/01/08                                                            155,369
     150,000      C,L       Centerpoint Energy, Inc.,
                              6.850%, due 06/01/15                                                            168,106
     200,000      C,L       CMS Energy Corp., 7.500%,
                              due 01/15/09                                                                    211,500
      65,000      C,L       CMS Energy Corp., 9.875%,
                              due 10/15/07                                                                     71,175
     936,000      @@,#      Eletropaulo Metropolitana
                              de Sao Paulo SA,
                              19.125%, due 06/28/10                                                           398,835
      50,000      #,C       FPL Energy National Wind,
                              5.608%, due 03/10/24                                                             51,168
      30,000      #,C       FPL Energy National Wind,
                              6.125%, due 03/25/19                                                             29,182
     240,000       C        Midwest Generation LLC,
                              8.750%, due 05/01/34                                                            270,000
     200,000      #,C       NRG Energy, Inc., 8.000%,
                              due 12/15/13                                                                    212,000
     705,000       C        Reliant Energy, Inc., 9.500%,
                              due 07/15/13                                                                    786,074
     242,000       C        TECO Energy, Inc., 7.200%,
                              due 05/01/11                                                                    263,780
     284,000     #,C,L      Texas Genco LLC, 6.875%,
                              due 12/15/14                                                                    300,330
     215,000      #,C       TXU Corp., 4.800%,
                              due 11/15/09                                                                    212,156
     435,000       C        TXU Corp., 6.375%,
                              due 06/15/06                                                                    444,536
     155,000     #,C,L      TXU Corp., 6.550%,
                              due 11/15/34                                                                    153,004
                                                                                                     ----------------
                                                                                                            4,046,126
                                                                                                     ----------------
                            ELECTRONICS: 0.0%
      79,000      @@,C      Flextronics International
                              Ltd., 6.250%, due 11/15/14                                                       78,803
      60,000     #,C,L      Sanmina-SCI Corp., 6.750%,
                              due 03/01/13                                                                     57,600
                                                                                                     ----------------
                                                                                                              136,403
                                                                                                     ----------------
                            ENTERTAINMENT: 0.3%
     390,000      C,L       AMC Entertainment, Inc.,
                              9.875%, due 02/01/12                                                            389,025
      40,000      #,C       Mohegan Tribal Gaming
                              Authority, 6.125%,
                              due 02/15/13                                                                     40,600
      60,000      #,C       Mohegan Tribal Gaming
                              Authority, 6.875%,
                              due 02/15/15                                                                     61,650
     200,000       C        Mohegan Tribal Gaming
                              Authority, 8.000%,
                              due 04/01/12                                                                    215,000
      40,000     #,C,L      Penn National Gaming, Inc.,
                              6.750%, due 03/01/15                                                             39,900
     150,000       C        Penn National Gaming, Inc.,
                              6.875%, due 12/01/11                                                            154,500
     160,000      C,L       Six Flags, Inc., 8.875%,
                              due 02/01/10                                                                    156,800
$     50,000      C,L       Six Flags, Inc., 9.625%,
                              due 06/01/14                                                           $         47,000
      50,000      C,L       Six Flags, Inc., 9.750%,
                              due 04/15/13                                                                     47,438
                                                                                                     ----------------
                                                                                                            1,151,913
                                                                                                     ----------------
                            ENVIRONMENTAL CONTROL: 0.1%
     150,000     #,C,L      Allied Waste North America,
                              7.250%, due 03/15/15                                                            145,875
     200,000      C,L       Allied Waste North America,
                              7.375%, due 04/15/14                                                            186,000
                                                                                                     ----------------
                                                                                                              331,875
                                                                                                     ----------------
                            FOOD: 0.1%
      35,000      #,C       Del Monte Corp., 6.750%,
                              due 02/15/15                                                                     35,875
     160,000       C        Del Monte Corp., 8.625%,
                              due 12/15/12                                                                    176,800
                                                                                                     ----------------
                                                                                                              212,675
                                                                                                     ----------------
                            FOREST PRODUCTS AND PAPER: 0.2%
      55,000      #,C       Boise Cascade LLC, 6.016%,
                              due 10/15/12                                                                     55,825
     105,000     #,C,L      Boise Cascade LLC, 7.125%,
                              due 10/15/14                                                                    103,688
     136,000      C,L       Georgia-Pacific Corp.,
                              8.125%, due 05/15/11                                                            154,020
     212,000      C,L       Georgia-Pacific Corp.,
                              9.375%, due 02/01/13                                                            240,885
     250,000       C        Inland Fiber Group LLC,
                              37.170%, due 11/15/07                                                           111,250
      60,000       C        Mercer International, Inc.,
                              9.250%, due 02/15/13                                                             48,300
                                                                                                     ----------------
                                                                                                              713,968
                                                                                                     ----------------
                            HEALTHCARE-PRODUCTS: 0.0%
     105,000                Fresenius Medical Care
                              Capital Trust, 7.875%,
                              due 06/15/11                                                                    113,400
                                                                                                     ----------------
                                                                                                              113,400
                                                                                                     ----------------
                            HEALTHCARE-SERVICES: 0.6%
      45,000                Coventry Health Care, Inc.,
                              6.125%, due 01/15/15                                                             46,013
      85,000      #,C       DaVita, Inc., 6.625%,
                              due 03/15/13                                                                     88,188
      70,000     #,C,L      DaVita, Inc., 7.250%,
                              due 03/15/15                                                                     72,275
     100,000      C,L       Genesis HealthCare Corp.,
                              8.000%, due 10/15/13                                                            108,750
     181,000       C        HCA, Inc., 6.300%,
                              due 10/01/12                                                                    186,246
     779,000      C,L       HCA, Inc., 6.375%,
                              due 01/15/15                                                                    810,243
     133,000       C        HealthSouth Corp., 7.625%,
                              due 06/01/12                                                                    129,675
      50,000      C,L       HealthSouth Corp., 8.375%,
                              due 10/01/11                                                                     49,875
      90,000      #,C       Psychiatric Solutions, Inc.,
                              7.750%, due 07/15/15                                                             90,000
      85,000     #,C,L      Select Medical Corp.,
                              7.625%, due 02/01/15                                                             84,575
     118,000       C        Tenet Healthcare Corp.,
                              9.875%, due 07/01/14                                                            127,145

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            HEALTHCARE-SERVICES (CONTINUED)
$    175,000       C,L      Triad Hospitals, Inc., 7.000%,
                              due 11/15/13                                                           $        180,688
      55,000        C       U.S. Oncology, Inc., 9.000%,
                              due 08/15/12                                                                     59,125
                                                                                                     ----------------
                                                                                                            2,032,798
                                                                                                     ----------------
                            HOLDING COMPANIES-DIVERSIFIED: 0.1%
      65,000    @@,#,C,L    JSG Funding PLC, 7.750%,
                              due 04/01/15                                                                     53,625
     310,000     @@,#,C     Noble Group Ltd., 6.625%,
                              due 03/17/15                                                                    286,798
                                                                                                     ----------------
                                                                                                              340,423
                                                                                                     ----------------
                            HOME BUILDERS: 0.1%
     155,000       C,L      D.R. Horton, Inc., 4.875%,
                              due 01/15/10                                                                    153,937
      50,000       C,L      K Hovnanian Enterprises,
                              Inc., 7.750%, due 05/15/13                                                       52,250
      55,000        C       KB Home, 5.750%,
                              due 02/01/14                                                                     54,785
      90,000       C,W      Meritage Homes Corp.,
                              6.250%, due 03/15/15                                                             84,150
      50,000       C,L      Standard-Pacific Corp.,
                              7.750%, due 03/15/13                                                             52,250
                                                                                                     ----------------
                                                                                                              397,372
                                                                                                     ----------------
                            HOME FURNISHINGS: 0.0%
     100,000       C,L      Sealy Mattress Co., 8.250%,
                              due 06/15/14                                                                    101,500
                                                                                                     ----------------
                                                                                                              101,500
                                                                                                     ----------------
                            HOUSEHOLD PRODUCTS/WARES: 0.0%
      50,000       C,L      Church & Dwight Co., Inc.,
                              6.000%, due 12/15/12                                                             50,750
                                                                                                     ----------------
                                                                                                               50,750
                                                                                                     ----------------
                            INSURANCE: 0.3%
     565,000       #,C      Americo Life, Inc., 7.875%,
                              due 05/01/13                                                                    607,110
     250,000      @@,#      Foundation Re Ltd., 7.370%,
                              due 11/24/08                                                                    250,500
      50,000        C       NYMAGIC, Inc., 6.500%,
                              due 03/15/14                                                                     49,424
     300,000      @@,#      Residential Reinsurance Ltd.,
                              11.770%, due 06/06/08                                                           300,000
                                                                                                     ----------------
                                                                                                            1,207,034
                                                                                                     ----------------
                            IRON/STEEL: 0.0%
      50,000       C,L      AK Steel Corp., 7.750%,
                              due 06/15/12                                                                     42,500
                                                                                                     ----------------
                                                                                                               42,500
                                                                                                     ----------------
                            LEISURE TIME: 0.1%
      40,000        C       Leslie's Poolmart, 7.750%,
                              due 02/01/13                                                                     40,600
     155,000       C,L      Royal Caribbean Cruises Ltd.,
                              6.875%, due 12/01/13                                                            165,850
                                                                                                     ----------------
                                                                                                              206,450
                                                                                                     ----------------
                            LODGING: 0.7%
     700,000                ITT Corp., 6.750%,
                              due 11/15/05                                                                    707,875
$    500,000       C,L      MGM Mirage, 8.375%,
                              due 02/01/11                                                           $        547,500
     400,000        C       Park Place Entertainment
                              Corp., 7.875%,
                              due 03/15/10                                                                    450,000
      65,000        C       Starwood Hotels & Resorts
                              Worldwide, Inc., 7.875%,
                              due 05/01/12                                                                     73,613
     172,000       C,L      Station Casinos, Inc., 6.500%,
                              due 02/01/14                                                                    176,300
      72,000        C       Station Casinos, Inc., 9.875%,
                              due 07/01/10                                                                     74,666
     300,000       C,W      Wynn Las Vegas Capital Corp.,
                              6.625%, due 12/01/14                                                            293,250
     226,000      #,C,L     Wynn Las Vegas Capital Corp.,
                              6.625%, due 12/01/14                                                            220,915
                                                                                                     ----------------
                                                                                                            2,544,119
                                                                                                     ----------------
                            MACHINERY-DIVERSIFIED: 0.0%
      50,000        C       Case New Holland, Inc.,
                              9.250%, due 08/01/11                                                             52,750
                                                                                                     ----------------
                                                                                                               52,750
                                                                                                     ----------------
                            MEDIA: 1.1%
     200,000       **       Adelphia Communications
                              Corp., 1.730%,
                              due 06/15/11                                                                    180,500
      50,000       C,L      Cablevision Systems Corp.,
                              8.000%, due 04/15/12                                                             49,250
     150,000       +,C      Charter Communications
                              Holdings LLC, 7.000%,
                              due 05/15/11                                                                    100,125
     597,000       #,C      Charter Communications
                              Operating LLC, 8.375%,
                              due 04/30/14                                                                    596,999
     100,000      @@,C      Corus Entertainment, Inc.,
                              8.750%, due 03/01/12                                                            107,750
      79,000                CSC Holdings, Inc., 7.625%,
                              due 04/01/11                                                                     78,408
     220,000       C,L      Dex Media East Finance Co.,
                              12.125%, due 11/15/12                                                           264,550
     225,000        C       Dex Media West LLC,
                              9.875%, due 08/15/13                                                            257,625
     280,000        C       Dex Media, Inc., 8.000%,
                              due 11/15/13                                                                    298,900
     234,000       C,L      DirecTV Holdings LLC,
                              8.375%, due 03/15/13                                                            260,325
     398,000        C       Echostar DBS Corp.,
                              6.625%, due 10/01/14                                                            395,015
     139,000       C,L      Echostar DBS Corp.,
                              9.125%, due 01/15/09                                                            148,383
     100,000       C,L      Mediacom LLC, 9.500%,
                              due 01/15/13                                                                    100,250
      50,000       C,L      Medianews Group, Inc.,
                              6.875%, due 10/01/13                                                             49,813
     520,000        L       News America, Inc.,
                              6.625%, due 01/09/08                                                            549,035
      75,000       C,L      Sinclair Broadcast Group,
                              Inc., 8.000%, due 03/15/12                                                       77,250
     365,000     @@,#,C     Telenet Communications NV,
                              9.000%, due 12/15/13                                                            502,646
                                                                                                     ----------------
                                                                                                            4,016,824
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            METAL FABRICATE/HARDWARE: 0.1%
$    350,000       C        Trimas Corp., 9.875%,
                              due 06/15/12                                                           $        295,750
                                                                                                     ----------------
                                                                                                              295,750
                                                                                                     ----------------
                            MINING: 0.2%
     450,000      @@,#      ALROSA Finance SA,
                              8.875%, due 11/17/14                                                            510,750
     130,000     @@,#,C     Novelis, Inc., 7.250%,
                              due 02/15/15                                                                    131,138
                                                                                                     ----------------
                                                                                                              641,888
                                                                                                     ----------------
                            OIL AND GAS: 1.4%
     525,000                Anadarko Petroleum Corp.,
                              3.250%, due 05/01/08                                                            511,389
      50,000       C        Chesapeake Energy Corp.,
                              6.875%, due 01/15/16                                                             52,375
     430,000      @@,C      ChevronTexaco Capital Co.,
                              3.500%, due 09/17/07                                                            426,056
      25,000      #,C       Delta Petroleum Corp.,
                              7.000%, due 04/01/15                                                             23,625
     400,000       C        Devon Energy Corp.,
                              2.750%, due 08/01/06                                                            393,158
     610,000                El Paso CGP Co., 7.625%,
                              due 09/01/08                                                                    626,775
     181,000      C,L       El Paso Production Holding
                              Co., 7.750%, due 06/01/13                                                       194,123
     120,000       C        Forest Oil Corp., 8.000%,
                              due 12/15/11                                                                    132,900
     536,000       @@       Gazprom Intl. SA, 7.201%,
                              due 02/01/20                                                                    578,163
     700,000       @@       NAK Naftogaz Ukrainy,
                              8.125%, due 09/30/09                                                            740,109
     250,000       C        Occidental Petroleum Corp.,
                              4.250%, due 03/15/10                                                            249,390
     335,000       C        Occidental Petroleum Corp.,
                              5.875%, due 01/15/07                                                            343,602
      75,000                Pemex Project Funding
                              Master Trust, 6.125%,
                              due 08/15/08                                                                     78,038
      25,000                Pemex Project Funding
                              Master Trust, 8.625%,
                              due 02/01/22                                                                     30,875
      65,000       C        Premcor Refining Group,
                              Inc., 9.500%, due 02/01/13                                                       75,075
      40,000      C,L       Range Resources Corp.,
                              6.375%, due 03/15/15                                                             40,000
      50,000       C        Stone Energy Corp.,
                              6.750%, due 12/15/14                                                             48,875
     572,000      @@,#      Tengizchevroil Finance Co.
                              SARL, 6.124%,
                              due 11/15/14                                                                    587,730
      72,000       C        Tesoro Corp., 8.000%,
                              due 04/15/08                                                                     76,320
                                                                                                     ----------------
                                                                                                            5,208,578
                                                                                                     ----------------
                            OIL AND GAS SERVICES: 0.0%
     153,000      @@,C      Titan Petrochemicals Group
                              Ltd., 8.500%, due 03/18/12                                                      139,995
                                                                                                     ----------------
                                                                                                              139,995
                                                                                                     ----------------
                            PACKAGING AND CONTAINERS: 1.1%
      25,000      #,C       AEP Industries, Inc., 7.875%,
                              due 03/15/13                                                                     25,180
$    150,000       C        Owens-Brockway Glass
                              Container, Inc., 6.750%,
                              due 12/01/14                                                           $        187,953
     155,000       C        Owens-Brockway Glass
                              Container, Inc., 7.750%,
                              due 05/15/11                                                                    165,463
      72,000       C        Owens-Brockway Glass
                              Container, Inc., 8.750%,
                              due 11/15/12                                                                     79,740
     475,000      C,L       Owens-Brockway Glass
                              Container, Inc., 8.875%,
                              due 02/15/09                                                                    507,063
   1,905,000       L        Owens-Illinois, Inc., 7.350%,
                              due 05/15/08                                                                  1,985,962
     695,000       L        Owens-Illinois, Inc., 8.100%,
                              due 05/15/07                                                                    726,275
     100,000       C        Pliant Corp., 11.125%,
                              due 09/01/09                                                                     98,000
     150,000      C,L       Solo Cup Co., 8.500%,
                              due 02/15/14                                                                    141,000
      55,000      #,C       Tekni-Plex, Inc., 10.875%,
                              due 08/15/12                                                                     59,675
                                                                                                     ----------------
                                                                                                            3,976,311
                                                                                                     ----------------
                            PHARMACEUTICALS: 0.1%
     365,000     @@,#,C     Fresenius Finance BV,
                              7.750%, due 04/30/09                                                            475,029
                                                                                                     ----------------
                                                                                                              475,029
                                                                                                     ----------------
                            PIPELINES: 0.4%
      37,000      C,L       Dynegy Holdings, Inc.,
                              8.750%, due 02/15/12                                                             40,515
     160,000      #,C       Dynegy Holdings, Inc.,
                              10.125%, due 07/15/13                                                           181,600
     335,000      C,L       El Paso Corp., 7.875%,
                              due 06/15/12                                                                    346,725
     187,169      #,C       Kern River Funding Corp.,
                              4.893%, due 04/30/18                                                            191,896
     155,000       C        Plains All American
                              Pipeline LP, 5.625%,
                              due 12/15/13                                                                    160,789
     233,000       L        Tennessee Gas Pipeline Co.,
                              7.500%, due 04/01/17                                                            259,248
      72,000      C,L       Williams Cos., Inc., 7.625%,
                              due 07/15/19                                                                     81,360
     181,000       C        Williams Cos., Inc., 8.750%,
                              due 03/15/32                                                                    218,331
                                                                                                     ----------------
                                                                                                            1,480,464
                                                                                                     ----------------
                            REAL ESTATE INVESTMENT TRUSTS: 0.1%
     100,000     #,C,L      Host Marriott LP, 6.375%,
                              due 03/15/15                                                                     99,500
      73,000                MeriStar Hospitality Corp.,
                              9.125%, due 01/15/11                                                             77,015
      70,000      #,C       Trustreet Properties, Inc.,
                              7.500%, due 04/01/15                                                             71,925
                                                                                                     ----------------
                                                                                                              248,440
                                                                                                     ----------------
                            RETAIL: 0.0%
      50,000       C        Finlay Fine Jewelry Corp.,
                              8.375%, due 06/01/12                                                             45,313
     100,000     @@,L,C     Jean Coutu Group, Inc.,
                              8.500%, due 08/01/14                                                             99,250
                                                                                                     ----------------
                                                                                                              144,563
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            SAVINGS AND LOANS: 0.0%
$     65,000       C        Chevy Chase Bank FSB,
                              6.875%, due 12/01/13                                                   $         67,438
                                                                                                     ----------------
                                                                                                               67,438
                                                                                                     ----------------
                            SEMICONDUCTORS: 0.2%
     250,000       C        Advanced Micro Devices,
                              Inc., 7.750%, due 11/01/12                                                      247,500
     210,000      C,L       Freescale Semiconductor,
                              Inc., 6.875%, due 07/15/11                                                      223,650
      60,000       C        Freescale Semiconductor,
                              Inc., 7.125%, due 07/15/14                                                       64,800
                                                                                                     ----------------
                                                                                                              535,950
                                                                                                     ----------------
                            TELECOMMUNICATIONS: 1.5%
      48,000       C        AT&T Corp., 9.050%,
                              due 11/15/11                                                                     55,560
     100,000       C        AT&T Corp., 9.750%,
                              due 11/15/31                                                                    130,625
     136,000       C        Centennial Communications
                              Corp., 10.125%,
                              due 06/15/13                                                                    154,360
      85,000      #,C       Cincinnati Bell, Inc.,
                              7.000%, due 02/15/15                                                             83,513
     150,000      #,C       Cincinnati Bell, Inc.,
                              8.375%, due 01/15/14                                                            154,500
      50,000      C,L       Cincinnati Bell, Inc.,
                              8.375%, due 01/15/14                                                             51,500
      50,000     #,C,L      Dobson Cellular Systems,
                              8.375%, due 11/01/11                                                             52,750
     215,000     @@,#,C     Intelsat Bermuda Ltd.,
                              8.625%, due 01/15/15                                                            227,900
      75,000       C        L-3 Communications, Inc.,
                              9.125%, due 05/01/08                                                             62,625
     240,000       L        Lucent Technologies, Inc.,
                              6.450%, due 03/15/29                                                            216,000
     400,000       C        MCI, Inc., 7.688%,
                              due 05/01/09                                                                    417,500
     285,000       C        Nextel Communications,
                              Inc., 6.875%, due 10/31/13                                                      306,019
     932,000       C        Nextel Communications,
                              Inc., 7.375%, due 08/01/15                                                    1,011,219
      50,000       C        Nextel Partners, Inc.,
                              8.125%, due 07/01/11                                                             54,500
      50,000       C        PanAmSat Holding Corp.,
                              3.970%, due 11/01/14                                                             34,625
     100,000      C,L       Qwest Capital Funding, Inc.,
                              7.900%, due 08/15/10                                                            100,000
     150,000       C        Qwest Corp., 8.875%,
                              due 03/15/12                                                                    163,875
     350,000       C        Qwest Services Corp.,
                              13.500%, due 12/15/10                                                           406,000
     425,000       C        Qwest Services Corp.,
                              14.000%, due 12/15/14                                                           517,438
     280,000      @@,C      Rogers Wireless
                              Communications, Inc.,
                              6.135%, due 12/15/10                                                            293,300
     568,000      @@,C      Rogers Wireless
                              Communications, Inc.,
                              7.500%, due 03/15/15                                                            620,539
      68,000       C        SBA Communications Corp.,
                              1.210%, due 12/15/11                                                             62,900
      50,000       C        SBA Communications Corp.,
                              8.500%, due 12/01/12                                                             54,125
$     95,000      #,C       Time Warner Telecom
                              Holdings, Inc., 9.250%,
                              due 02/15/14                                                           $         92,150
      25,000      C,L       Time Warner Telecom, Inc.,
                              10.125%, due 02/01/11                                                            25,125
      40,000     #,C,L      Valor Telecommunications
                              Enterprises LLC, 7.750%,
                              due 02/15/15                                                                     39,500
                                                                                                     ----------------
                                                                                                            5,388,148
                                                                                                     ----------------
                            TEXTILES: 0.1%
     203,000     #,C,L      INVISTA, 9.250%,
                              due 05/01/12                                                                    222,793
                                                                                                     ----------------
                                                                                                              222,793
                                                                                                     ----------------
                            TRUCKING AND LEASING: 0.1%
     170,000      #,C       Greenbrier Cos., Inc.,
                              8.375%, due 05/15/15                                                            173,825
                                                                                                     ----------------
                                                                                                              173,825
                                                                                                     ----------------
                            Total Corporate Bonds/Notes
                              (Cost $63,142,994)                                                           63,659,882
                                                                                                     ----------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.1%
                            FEDERAL HOME LOAN BANK: 0.2%
     550,000                3.125%, due 11/15/06                                                              544,884
                                                                                                     ----------------
                                                                                                              544,884
                                                                                                     ----------------
                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 3.1%
   1,300,816        ++,C    2.720%, due 03/15/29                                                              111,861
   2,050,000                2.750%, due 08/15/06                                                            2,027,406
     930,000         ++     2.820%, due 07/15/25                                                               42,722
     666,000                3.625%, due 09/15/06                                                              664,894
     500,000          L     3.625%, due 02/15/07                                                              498,841
     141,000                3.750%, due 07/15/09                                                              179,035
   1,205,000                4.125%, due 07/12/10                                                            1,210,306
     714,771                4.500%, due 02/01/18                                                              712,711
     302,606                4.500%, due 02/01/20                                                              301,554
   1,427,903        ++,C    4.610%, due 03/15/29                                                              127,201
     230,000          L     4.875%, due 03/15/07                                                              234,281
      67,092                5.000%, due 01/01/20                                                               67,907
     468,741                5.000%, due 02/01/20                                                              474,436
     404,209                5.500%, due 01/01/18                                                              415,131
     644,438                5.500%, due 12/01/32                                                              654,413
     356,035                5.500%, due 12/01/34                                                              361,353
     297,683                5.500%, due 12/01/34                                                              302,129
     426,792                6.000%, due 09/01/24                                                              440,042
     102,867          C     6.000%, due 03/15/30                                                              103,535
     368,167                6.000%, due 02/01/34                                                              377,873
     223,932                6.000%, due 09/01/34                                                              229,836
     195,597                6.000%, due 10/01/34                                                              200,753
     171,874                6.000%, due 11/01/34                                                              176,405
     175,947                6.000%, due 12/01/34                                                              180,586
     295,478                6.000%, due 01/01/35                                                              303,258
     122,318                6.500%, due 04/01/18                                                              127,309
      65,172                6.500%, due 08/01/32                                                               67,629
      80,042                6.500%, due 07/01/34                                                               82,905
     154,494                6.500%, due 07/01/34                                                              160,019
     500,000                6.625%, due 09/15/09                                                              550,994
     156,576        ++,C    7.000%, due 03/15/28                                                               24,753
     945,816        ++,C    7.000%, due 04/15/28                                                              145,039
                                                                                                     ----------------
                                                                                                           11,557,117
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION 11.6%
$    181,000       C        3.010%, due 06/02/06                                                     $        179,658
     570,000                3.250%, due 07/31/06                                                              566,937
   4,750,000       L        3.250%, due 11/15/07                                                            4,689,528
     600,000      ++        3.430%, due 07/25/35                                                               36,563
     208,000       C        3.750%, due 05/15/07                                                              207,461
     910,072      ++        3.850%, due 05/25/35                                                               55,875
     518,000                3.870%, due 01/31/07                                                              487,689
     271,511      ++        3.900%, due 05/25/35                                                               18,185
     120,000       L        4.000%, due 09/02/08                                                              120,010
     327,000                4.250%, due 07/15/07                                                              330,060
   1,642,000                4.500%, due 07/15/19                                                            1,634,816
     465,711                4.500%, due 02/01/20                                                              464,101
     400,000                4.500%, due 07/25/25                                                              388,000
     240,000                5.000%, due 02/25/18                                                              245,345
     212,778                5.000%, due 06/01/18                                                              215,395
     530,994                5.000%, due 11/01/18                                                              537,525
     765,082                5.000%, due 08/01/19                                                              774,300
     286,620                5.000%, due 04/01/34                                                              287,112
   1,400,000                5.000%, due 07/15/34                                                            1,400,437
   1,013,000                5.000%, due 08/15/34                                                            1,011,101
     780,000                5.500%, due 03/15/11                                                              837,693
     712,000                5.500%, due 07/15/19                                                              730,912
     302,577                5.500%, due 09/01/19                                                              310,900
     222,436                5.500%, due 09/01/19                                                              228,555
     698,000                5.500%, due 03/25/23                                                              729,156
     992,000                5.500%, due 04/25/23                                                            1,035,151
     622,964                5.500%, due 09/01/24                                                              635,929
     841,487                5.500%, due 02/01/33                                                              854,275
     248,322                5.500%, due 03/01/33                                                              252,024
     388,942                5.500%, due 11/01/33                                                              394,741
     222,266                5.500%, due 12/01/33                                                              225,579
     443,479                5.500%, due 02/01/34                                                              449,944
     145,731                5.500%, due 11/01/34                                                              147,855
     793,692                5.500%, due 12/01/34                                                              805,262
     453,045                5.500%, due 03/01/35                                                              459,658
     319,863                6.000%, due 06/01/17                                                              330,933
   2,165,000                6.000%, due 07/15/20                                                            2,238,744
     779,805                6.000%, due 07/01/34                                                              799,990
     542,272                6.000%, due 08/01/34                                                              556,308
     239,510                6.500%, due 12/01/28                                                              248,797
     237,297                6.500%, due 05/01/32                                                              246,067
   9,915,000                6.500%, due 07/15/33                                                           10,262,024
     287,314                6.500%, due 08/01/34                                                              298,117
     223,895                6.500%, due 11/01/34                                                              231,859
     190,254                6.500%, due 01/01/35                                                              197,021
   3,135,000                6.625%, due 09/15/09                                                            3,457,827
     280,000                6.625%, due 11/15/30                                                              364,616
     259,743      ++        6.870%, due 02/25/33                                                               25,551
      69,738                7.000%, due 09/01/14                                                               73,105
     245,744                7.000%, due 11/01/17                                                              257,617
     263,095                7.000%, due 02/01/32                                                              278,081
     219,619                7.000%, due 10/01/34                                                              231,673
     648,000                7.250%, due 01/15/10                                                              735,513
     285,000       L        7.250%, due 05/15/30                                                              396,987
                                                                                                     ----------------
                                                                                                           42,978,562
                                                                                                     ----------------
                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION STRIPS: 0.2%
     581,935      ++        5.500%, due 04/01/33                                                              104,504
   3,107,804      ++        5.500%, due 06/01/33                                                              558,578
     875,332      ++        6.000%, due 08/01/32                                                              146,578
     378,801      ++        7.000%, due 02/01/28                                                               68,326
                                                                                                     ----------------
                                                                                                              877,986
                                                                                                     ----------------
                            GOVERNMENT NATIONAL MORTGAGE
                              ASSOCIATION: 0.7%
$    691,469                5.000%, due 04/15/34                                                     $        697,884
     552,780                5.500%, due 04/15/33                                                              565,311
     116,847                5.500%, due 07/15/33                                                              119,496
     250,680                5.500%, due 04/15/34                                                              256,329
     594,991                6.000%, due 10/20/34                                                              613,016
     281,445                6.500%, due 02/20/35                                                              293,027
                                                                                                     ----------------
                                                                                                            2,545,063
                                                                                                     ----------------
                            OTHER U.S. GOVERNMENT AGENCY
                              OBLIGATIONS: 1.3%
   2,233,000                Residual Funding STRIP,
                              6.340%, due 01/15/21                                                          1,116,643
   3,251,000                Tennessee Valley Authority,
                              6.790%, due 05/23/12                                                          3,769,018
                                                                                                     ----------------
                                                                                                            4,885,661
                                                                                                     ----------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $63,249,047)                                                           63,389,273
                                                                                                     ----------------
U.S. TREASURY OBLIGATIONS: 7.3%
                            U.S. TREASURY BONDS: 3.1%
      70,000       L        5.250%, due 02/15/29                                                               80,082
   1,095,000       L        5.375%, due 02/15/31                                                            1,292,443
     134,000       L        5.500%, due 08/15/28                                                              157,843
   1,090,000       L        6.250%, due 08/15/23                                                            1,358,711
   1,530,000       L        6.250%, due 05/15/30                                                            1,993,363
   1,116,000       L        7.250%, due 05/15/16                                                            1,429,396
     955,000       L        7.250%, due 08/15/22                                                            1,299,845
   1,370,000       L        7.500%, due 11/15/16                                                            1,796,038
     821,000       L        8.875%, due 08/15/17                                                            1,193,497
     705,000       L        8.875%, due 02/15/19                                                            1,048,275
                                                                                                     ----------------
                                                                                                           11,649,493
                                                                                                     ----------------
                            U.S. TREASURY INFLATION
                              INDEXED BONDS: 0.0%
      85,000                2.375%, due 01/15/25                                                               95,815
                                                                                                     ----------------
                                                                                                               95,815
                                                                                                     ----------------
                            U.S. TREASURY NOTES: 4.2%
     175,000       L        2.375%, due 08/15/06                                                              172,772
     703,000       L        2.500%, due 09/30/06                                                              693,884
     798,000       L        2.500%, due 10/31/06                                                              786,903
   1,865,000       L        2.625%, due 11/15/06                                                            1,841,033
   2,280,000       L        2.750%, due 08/15/07                                                            2,238,676
   2,460,000       L        3.000%, due 02/15/08                                                            2,420,890
   1,205,000       L        3.125%, due 01/31/07                                                            1,195,869
     275,000       L        3.375%, due 02/15/08                                                              273,088
      75,000       L        3.500%, due 02/15/10                                                               74,271
     225,000       L        4.000%, due 03/15/10                                                              227,522
     125,000       L        4.000%, due 04/15/10                                                              126,406
   1,965,000       L        4.000%, due 02/15/15                                                            1,972,601
   1,625,000       L        5.000%, due 08/15/11                                                            1,732,975
   1,575,000       L        5.750%, due 08/15/10                                                            1,721,858
                                                                                                     ----------------
                                                                                                           15,478,748
                                                                                                     ----------------
                            Total U.S. Treasury
                              Obligations (Cost
                              $26,640,769)                                                                 27,224,056
                                                                                                     ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: 1.0%
                            AUTOMOBILE ASSET-BACKED
                              SECURITIES: 0.6%
$     40,000      #,C       AESOP Funding II LLC,
                              3.150%, due 04/20/08                                                   $         40,074
     150,000       C        BMW Vehicle Owner Trust,
                              3.660%, due 12/26/07                                                            149,953
     160,000       C        Capital Auto Receivables
                              Asset Trust, 3.730%,
                              due 07/16/07                                                                    160,050
     280,000       C        Chase Manhattan Auto
                              Owner Trust, 3.720%,
                              due 12/15/07                                                                    279,608
      66,042       C        Daimler Chrysler Auto Trust,
                              2.620%, due 06/08/07                                                             65,817
     150,000       C        Daimler Chrysler Auto Trust,
                              3.170%, due 09/08/07                                                            149,619
     290,000       C        Daimler Chrysler Auto Trust,
                              3.750%, due 12/08/07                                                            289,998
      16,655       C        Daimler Chrysler Auto Trust,
                              3.780%, due 02/06/07                                                             16,667
      37,769       C        Daimler Chrysler Auto Trust,
                              4.490%, due 10/06/08                                                             37,876
      90,000       C        Ford Credit Auto
                              Owner Trust, 3.480%,
                              due 11/17/08                                                                     89,469
     130,000       C        Ford Credit Auto
                              Owner Trust, 3.780%,
                              due 09/15/07                                                                    129,975
      60,000       C        Honda Auto Receivables
                              Owner Trust, 3.210%,
                              due 05/21/07                                                                     59,854
     260,000       C        Honda Auto Receivables
                              Owner Trust, 3.730%,
                              due 10/18/07                                                                    260,000
     207,422       C        Onyx Acceptance
                              Grantor Trust, 4.710%,
                              due 03/15/09                                                                    208,020
     223,480       C        Toyota Auto Receivables
                              Owner Trust, 4.390%,
                              due 05/15/09                                                                    223,958
     110,000       C        Volkswagen Auto
                              Lease Trust, 3.520%,
                              due 04/20/07                                                                    109,852
      79,663       C        WFS Financial Owner Trust,
                              4.500%, due 02/20/10                                                             79,997
                                                                                                     ----------------
                                                                                                            2,350,787
                                                                                                     ----------------
                            CREDIT CARD ASSET-BACKED
                              SECURITIES: 0.0%
     120,000       C        Citibank Credit Card
                              Issuance Trust, 5.650%,
                              due 06/16/08                                                                    121,990
                                                                                                     ----------------
                                                                                                              121,990
                                                                                                     ----------------
                            HOME EQUITY ASSET-BACKED
                              SECURITIES: 0.1%
      44,825       C        Centex Home Equity,
                              4.050%, due 03/28/35                                                             44,742
     240,000       C        Centex Home Equity,
                              4.196%, due 06/25/35                                                            239,850
                                                                                                     ----------------
                                                                                                              284,592
                                                                                                     ----------------
                            OTHER ASSET-BACKED SECURITIES: 0.3%
$    130,000       C        Chase Funding Mortgage
                              Loan Asset-Backed
                              Certificates, 2.427%,
                              due 06/25/19                                                           $        129,367
      25,720       C        Chase Funding Mortgage
                              Loan Asset-Backed
                              Certificates, 2.451%,
                              due 11/25/18                                                                     25,623
     250,000       C        Countrywide Asset-Backed
                              Certificates, 4.317%,
                              due 06/28/35                                                                    249,975
      20,000       C        Equity One ABS, Inc.,
                              3.800%, due 07/25/34                                                             19,854
      30,000       C        Popular ABS Mortgage
                              Pass-Through Trust,
                              3.914%, due 05/25/35                                                             29,776
      40,000       C        Popular ABS Mortgage
                              Pass-Through Trust,
                              4.415%, due 04/25/35                                                             40,040
     200,000       C        Residential Asset Mortgage
                              Products, Inc., 4.450%,
                              due 07/25/28                                                                    200,532
     366,065       C        Structured Asset
                              Securities Corp., 5.180%,
                              due 03/26/35                                                                    368,000
                                                                                                     ----------------
                                                                                                            1,063,167
                                                                                                     ----------------
                            Total Asset-Backed Securities
                              (Cost $3,825,806)                                                             3,820,536
                                                                                                     ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%

                            COMMERCIAL MORTGAGE-BACKED
                              SECURITIES: 0.6%
     290,000       C        Banc of America Commercial
                              Mortgage, Inc., 4.501%,
                              due 07/10/43                                                                    291,812
     100,000       C        Banc of America Commercial
                              Mortgage, Inc., 4.512%,
                              due 12/10/42                                                                    100,390
     350,000       C        Banc of America Commercial
                              Mortgage, Inc., 4.783%,
                              due 07/10/42                                                                    356,015
      50,000       C        Bear Stearns Commercial
                              Mortgage Securities,
                              4.945%, due 02/11/41                                                             51,399
     382,645                Fannie Mae, 6.500%,
                              due 10/25/31                                                                    397,548
      12,692       C        Freddie Mac, 4.500%,
                              due 04/15/22                                                                     12,691
     150,225       C        Freddie Mac, 5.500%,
                              due 03/15/22                                                                    151,228
      40,000       C        General Electric Capital
                              Commercial Mortgage Corp.,
                              4.578%, due 06/10/48                                                             40,331
     233,000       C        GMAC Commercial
                              Mortgage Securities, Inc.,
                              7.105%, due 05/15/30                                                            249,363
      80,000       C        Greenwich Capital
                              Commercial Funding Corp.,
                              4.305%, due 08/10/42                                                             80,026
      70,000       C        J.P. Morgan Chase
                              Commercial Mortgage
                              Securities Corp., 4.575%,
                              due 07/15/42                                                                     70,540

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                       VALUE
------------------------------------------------------------------------------------------------------------------------
                               COMMERCIAL MORTGAGE-BACKED
                                 SECURITIES (CONTINUED)
$       130,000       C        Wachovia Bank Commercial
                                 Mortgage Trust, 4.380%,
                                 due 10/15/41                                                           $        130,435
        150,000       C        Wachovia Bank Commercial
                                 Mortgage Trust, 4.782%,
                                 due 03/15/42                                                                    152,813
                                                                                                        ----------------
                                                                                                               2,084,591
                                                                                                        ----------------
                               WHOLE LOAN COLLATERALIZED
                                 MORTGAGE OBLIGATIONS: 0.4%
         95,811       C        Banc of America Mortgage
                                 Securities, 4.994%,
                                 due 06/25/35                                                                     95,866
        140,366       C        Countrywide Alternative
                                 Loan Trust, 6.500%,
                                 due 08/25/32                                                                    143,437
         67,884       C        MASTR Alternative
                                 Loans Trust, 6.000%,
                                 due 07/25/34                                                                     69,313
        657,595       C        MASTR Seasoned
                                 Securities Trust, 6.500%,
                                 due 08/25/32                                                                    670,336
        241,063       C        Residential Accredit Loans,
                                 Inc., 5.750%, due 01/25/33                                                      244,367
        236,162       C        Washington Mutual, Inc.,
                                 4.852%, due 05/25/35                                                            236,839
        119,922       C        Wells Fargo Mortgage
                                 Backed Securities Trust,
                                 0.000%, due 01/25/35                                                            119,955
                                                                                                        ----------------
                                                                                                               1,580,113
                                                                                                        ----------------
                               Total Collateralized
                                 Mortgage Obligations
                                 (Cost $3,658,258)                                                             3,664,704
                                                                                                        ----------------
OTHER BONDS: 26.1%
                               REGIONAL (STATE/PROVINCE): 1.2%
      1,920,000       @@       Johor Corp., 1.000%,
                                 due 07/31/12                                                                    530,962
      4,849,000       @@       Queensland Treasury Corp.,
                                 6.000%, due 07/14/09                                                          3,797,409
                                                                                                        ----------------
                                                                                                               4,328,371
                                                                                                        ----------------
                               SOVEREIGN: 24.9%
      1,082,400      @@,I      Argentina Bonos, 2.000%,
                                 due 02/04/18                                                                    483,188
      2,492,000       @@       Argentina Bonos, 3.010%,
                                 due 08/03/12                                                                  2,268,139
        475,000      @@,I      Argentina Government
                                 Intl. Bond, 5.830%,
                                 due 12/31/33                                                                    167,531
      1,160,000      @@,#      Austria Government Bond,
                                 5.000%, due 07/15/12                                                          1,595,174
        450,000       @@       Austria Government Bond,
                                 6.250%, due 07/15/27                                                            759,102
        760,000       @@       Belgium Government Bond,
                                 5.000%, due 09/28/11                                                          1,039,805
         54,000       @@       Belgium Government Bond,
                                 5.750%, due 03/28/08                                                             71,552
        421,000       @@       Belgium Government Bond,
                                 6.250%, due 03/28/07                                                            545,939
$     2,663,002     @@,C,L     Brazilian Government
                                 Intl. Bond, 8.000%,
                                 due 04/15/14                                                           $      2,744,876
      1,155,000       @@       Brazilian Government
                                 Intl. Bond, 8.750%,
                                 due 02/04/25                                                                  1,187,918
        181,000       @@       Bundesobligation,
                                 4.500%, due 08/17/07                                                            230,137
        792,000       @@       Canadian Government Bond,
                                 5.000%, due 06/01/14                                                            707,840
        600,000      @@,L      Colombia Government
                                 Intl. Bond, 8.250%,
                                 due 12/22/14                                                                    646,500
         20,000      @@,L      Colombia Government
                                 Intl. Bond, 10.750%,
                                 due 01/15/13                                                                     24,420
        146,000       @@       Colombia Government
                                 Intl. Bond, 11.375%,
                                 due 01/31/08                                                                    209,255
    435,000,000       @@       Colombia Government
                                 Intl. Bond, 11.750%,
                                 due 03/01/10                                                                    198,561
  1,189,000,000       @@       Colombia Government
                                 Intl. Bond, 12.000%,
                                 due 10/22/15                                                                    530,898
      8,705,000       @@       Deutsche Bundesrepublik,
                                 3.750%, due 07/04/13                                                         11,157,598
      4,070,000       @@       Deutsche Bundesrepublik,
                                 5.000%, due 07/04/11                                                          5,565,630
      1,569,000       @@       Deutsche Bundesrepublik,
                                 5.250%, due 01/04/11                                                          2,158,611
        166,000       @@       Deutsche Bundesrepublik,
                                 5.375%, due 01/04/10                                                            226,043
        105,000       @@       Finland Government Bond,
                                 5.375%, due 07/04/13                                                            149,328
      2,355,000       @@       France Government
                                 Bond OAT, 4.000%,
                                 due 10/25/13                                                                  3,064,765
        140,000       @@       France Government
                                 Bond OAT, 5.500%,
                                 due 10/25/07                                                                    182,410
        554,000       @@       France Government
                                 Bond OAT, 5.500%,
                                 due 10/25/10                                                                    767,908
        427,000       @@       France Government
                                 Bond OAT, 5.750%,
                                 due 10/25/32                                                                    701,633
        184,000       @@       French Treasury Note BTAN,
                                 5.000%, due 01/12/06                                                            226,092
         69,000       @@       Israel Government
                                 AID Bond, 5.500%,
                                 due 12/04/23                                                                     77,535
      2,420,000       @@       Israel Government Bond -
                                 Shahar, 7.500%,
                                 due 03/31/14                                                                    579,241
        149,000       @@       Italy Buoni Poliennali
                                 Del Tesoro, 4.500%,
                                 due 03/01/07                                                                    187,599
        335,000       @@       Italy Buoni Poliennali
                                 Del Tesoro, 5.250%,
                                 due 12/15/05                                                                    411,291
    530,250,000       @@       Japan Government
                                 Five Year Bond, .400%,
                                 due 06/20/06                                                                  4,802,890
    577,000,000       @@       Japan Government Ten
                                 Year Bond, 1.400%,
                                 due 06/20/12                                                                  5,456,880

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                       VALUE
------------------------------------------------------------------------------------------------------------------------
                               SOVEREIGN (CONTINUED)
$     1,525,000       @@       Malaysia Government Bond,
                                 4.720%, due 09/30/15                                                   $        416,505
      2,395,000       @@       Mexican Bonos, 8.000%,
                                 due 12/19/13                                                                    205,941
      2,984,000       @@       Mexican Bonos, 8.000%,
                                 due 12/07/23                                                                    237,365
      4,452,000       @@       Mexican Bonos, 9.500%,
                                 due 12/18/14                                                                    417,605
        286,000       @@       Mexico Cetes, 0.000%,
                                 due 10/13/05                                                                    258,315
        550,000       @@       Mexico Government
                                 Intl. Bond, 4.625%,
                                 due 10/08/08                                                                    554,263
        770,000      @@,L      Mexico Government
                                 Intl. Bond, 6.625%,
                                 due 03/03/15                                                                    849,310
     20,000,000       @@       Mexico Government
                                 Intl. Bond, 6.750%,
                                 due 06/06/06                                                                    191,384
        168,000       @@       Mexico Government
                                 Intl. Bond, 7.500%,
                                 due 01/14/12                                                                    190,932
         67,000       @@       Mexico Government
                                 Intl. Bond, 7.500%,
                                 due 04/08/33                                                                     77,050
         50,000       @@       Mexico Government
                                 Intl. Bond, 8.300%,
                                 due 08/15/31                                                                     62,375
        110,000       @@       Netherlands Government
                                 Bond, 5.500%,
                                 due 01/15/28                                                                    171,361
      1,100,000       @@       New Zealand Government
                                 Bond, 7.000%,
                                 due 07/15/09                                                                    796,904
        287,000       @@       Panama Government
                                 Intl. Bond, 9.375%,
                                 due 01/16/23                                                                    355,880
        450,000       @@       Panama Government
                                 Intl. Bond, 9.375%,
                                 due 04/01/29                                                                    559,125
         20,000       @@       Panama Government
                                 Intl. Bond, 10.750%,
                                 due 05/15/20                                                                     27,200
        220,150      @@,+      Peru Government
                                 Intl. Bond, 5.000%,
                                 due 03/07/17                                                                    211,498
        240,000       @@       Peru Government
                                 Intl. Bond, 9.000%,
                                 due 01/31/12                                                                     78,537
        635,000      @@,L      Peru Government
                                 Intl. Bond, 9.875%,
                                 due 02/06/15                                                                    788,988
      3,110,000       @@       Peru Government
                                 Intl. Bond, 9.910%,
                                 due 05/05/15                                                                  1,054,743
        270,000       @@       Peru Government
                                 Intl. Bond, 12.250%,
                                 due 08/10/11                                                                    102,110
        885,000      @@,L      Philippine Government
                                 Intl. Bond, 8.875%,
                                 due 03/17/15                                                                    927,038
        750,000       @@       Philippine Government
                                 Intl. Bond, 9.500%,
                                 due 02/02/30                                                                    767,250
        715,000       @@       Poland Government Bond,
                                 6.000%, due 05/24/09                                                            224,206
$       590,000       @@       Portugal Obrigacoes
                                 do Tesouro OT, 3.250%,
                                 due 07/15/08                                                           $        734,692
        210,000       @@       Portugal Obrigacoes
                                 do Tesouro OT, 4.875%,
                                 due 08/17/07                                                                    268,693
        795,000       @@       Portugal Obrigacoes
                                 do Tesouro OT, 5.850%,
                                 due 05/20/10                                                                  1,105,557
        462,000       @@       Republic of Bulgaria,
                                 8.250%, due 01/15/15                                                            582,859
         57,000      @@,#      Republic of Bulgaria,
                                 8.250%, due 01/15/15                                                             71,891
         88,000     @@,+,C     Republic of Ecuador,
                                 8.000%, due 08/15/30                                                             73,700
        397,000    @@,#,+,L    Russia Government
                                 Intl. Bond, 5.000%,
                                 due 03/31/30                                                                    446,625
      2,540,000      @@,+      Russia Government
                                 Intl. Bond, 5.000%,
                                 due 03/31/30                                                                  2,841,930
        263,000       @@       Russian Ministry of Finance,
                                 3.000%, due 05/14/08                                                            248,798
        650,000       @@       Russian Ministry of Finance,
                                 3.000%, due 05/14/11                                                            571,285
     11,462,000       @@       South Africa Government
                                 Bond, 10.500%,
                                 due 12/21/26                                                                  2,224,353
     10,000,000       @@       South Africa Government
                                 Bond, 13.000%,
                                 due 08/31/10                                                                  1,839,173
        945,000       @@       South Africa Government
                                 Bond, 13.500%,
                                 due 09/15/15                                                                    194,859
      2,314,000       @@       Spain Government Bond,
                                 5.350%, due 10/31/11                                                          3,226,186
        327,000       @@       Spain Government Bond,
                                 5.750%, due 07/30/32                                                            535,897
     35,670,000       @@       Sweden Government Bond,
                                 5.250%, due 03/15/11                                                          5,229,258
        995,000       @@       Turkey Government
                                 Intl. Bond, 7.000%,
                                 due 06/05/20                                                                    977,588
        404,000       @@       Turkey Government
                                 Intl. Bond, 7.250%,
                                 due 03/15/15                                                                    418,140
        827,000      @@,L      Turkey Government
                                 Intl. Bond, 11.875%,
                                 due 01/15/30                                                                  1,200,184
      5,217,000       @@       United Kingdom GILT,
                                 4.000%, due 03/07/09                                                          9,344,789
        373,000       @@       Venezuela Government
                                 Intl. Bond, 7.000%,
                                 due 03/16/15                                                                    449,501
      1,070,000       @@       Venezuela Government
                                 Intl. Bond, 9.250%,
                                 due 09/15/27                                                                  1,124,570
                                                                                                        ----------------
                                                                                                              92,362,702
                                                                                                        ----------------
                               Total Other Bonds
                                 (Cost $98,559,073)                                                           96,691,073
                                                                                                        ----------------
                               Total Long-Term Investments
                                 (Cost $274,549,328)                                                         274,398,979
                                                                                                        ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                                       VALUE
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 36.5%

                               U.S. GOVERNMENT OBLIGATIONS: 18.6%
$    69,000,000                Federal Home Loan Bank,
                                 2.300%, due 07/01/05                                                   $     68,995,591
                                                                                                        ----------------
                               Total U.S. Government
                                 Obligations (Cost
                                 $69,000,000)                                                                 68,995,591
                                                                                                        ----------------
                               U.S. TREASURY OBLIGATIONS: 1.2%
      4,390,000       L        United States Treasury Bill,
                                 2.700%, due 08/04/05                                                          4,378,499
                                                                                                        ----------------
                               Total U.S. Treasury
                                 Obligations (Cost
                                 $4,378,488)                                                                   4,378,499
                                                                                                        ----------------
                               SECURITIES LENDING
                                 COLLATERAL++: 16.7%
     61,938,050                The Bank of New York
                                 Institutional Cash
                                 Reserves Fund                                                                61,938,050
                                                                                                        ----------------
                               Total Securities Lending
                                 Collateral (Cost
                                 $61,938,050)                                                                 61,938,050
                                                                                                        ----------------
                               Total Short-Term
                                 Investments (Cost
                                 $135,316,538)                                                               135,312,140
                                                                                                        ----------------
                               TOTAL INVESTMENTS IN
                                 SECURITIES (COST
                                 $409,865,866)*                                                 110.5%  $    409,711,119
                              OTHER ASSETS AND
                                 LIABILITIES-NET                                                (10.5)       (38,829,307)
                                                                                                -----   ----------------
                               NET ASSETS                                                       100.0%  $    370,881,812
                                                                                                =====   ================

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@       Non-income producing security
@@      Foreign issuer
STRIP   Separate Trading of Registered Interest and Principal of Securities
+       Step-up basis bonds. Interest rates shown reflect current coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C       Bond may be called prior to maturity date.
++      Securities purchased with cash collateral for securities loaned.
W       When-issued or delayed delivery security.
I       Illiquid security
L       Loaned security, a portion or all of the security is on loan at June 30,
        2005.
++      Interest Only (IO) Security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $409,872,134. Net unrealized depreciation consists of:

               Gross Unrealized Appreciation                            $    3,933,246
               Gross Unrealized Depreciation                                (4,094,261)

                                                                        --------------
               Net Unrealized Depreciation                              $     (161,015)
                                                                        ==============

NO. OF                                                             EXPIRATION     STRIKE
CONTRACTS                                                             DATE      PRICE/RATE       VALUE
---------                                                         ------------  ----------      -------
WRITTEN OPTIONS
CALL OPTIONS WRITTEN
  4925    AUD Call Swaption                                         08/11/10          5.78   $  (36,192)
   400    MXN Call Swaption                                         10/12/05        11.449       (1,712)
                                                                                             ----------
          Total Liability for
            Call Options Written
            (Premiums received $17,965)                                                      $  (37,904)
                                                                                             ==========
          Total Written Options
            (Premiums received $17,965)                                                      $  (37,904)
                                                                                             ==========

At June 30, 2005 the following forward foreign currency contracts were outstanding for the ING Oppenheimer Strategic Income Portfolio:

                                                                                        IN                          UNREALIZED
                                                                  SETTLEMENT          EXCHANGE                     APPRECIATION
CURRENCY                                           BUY/SELL           DATE              FOR            VALUE      (DEPRECIATION)
-----------------------------------------------    --------      -----------    --------------     -----------   ---------------
                                                                                        USD
BRL
Brazilian Real
612,000                                              Buy            03/07/06           199,739         241,668            41,929
BRL
Brazilian Real
790,000                                              Buy            04/28/06           272,414         311,957            39,543
BRL
Brazilian Real
2,230,000                                            Buy            11/03/05           813,470         898,024            84,554
BRL
Brazilian Real
1,200,000                                            Buy            07/05/05           489,077         507,145            18,068
BRL
Brazilian Real
3,500,000                                            Buy            07/25/05         1,452,282       1,467,432            15,150
BRL
Brazilian Real
1,200,000                                            Buy            08/02/05           504,414         501,433            (2,981)
CAD
Canadian Dollar
1,020,000                                            Buy            09/27/05           830,463         834,654             4,191
CLP
Chilean Peso
295,000,000                                          Buy            07/25/05           509,763         509,220              (543)
CZK
Czech Republic Koruna
12,800,000                                           Buy            08/23/05           535,879         516,864           (19,015)
EUR
Euro
830,000                                              Buy            09/09/05         1,102,074       1,007,607           (94,467)
EUR
Euro
3,020,000                                            Buy            09/09/05         3,967,646       3,666,233          (301,413)
EUR
Euro
3,500,000                                            Buy            07/15/05         4,220,055       4,239,463            19,408
GBP
British Pound Sterling
1,250,000                                            Buy            07/06/05         2,323,007       2,240,036           (82,971)

                 See Accompanying Notes to Financial Statements

                                                                   IN                         UNREALIZED
                                                 SETTLEMENT     EXCHANGE                     APPRECIATION
CURRENCY                             BUY/SELL       DATE          FOR            VALUE      (DEPRECIATION)
--------                             --------       ----          ---            -----      --------------
                                                                  USD
Hungarian Forint
HUF
308,000,000                            Buy        07/25/05       1,500,170      1,505,916            5,746
Japanese Yen
JPY
301,000,000                            Buy        07/05/05       2,833,952      2,717,642         (116,310)
Japanese Yen
JPY
336,000,000                            Buy        07/22/05       3,227,684      3,038,508         (189,176)
Japanese Yen
JPY
755,000,000                            Buy        11/16/05       7,196,644      6,909,851         (286,793)
Japanese Yen
JPY
1,184,000,000                          Buy        11/17/05      11,236,216     10,837,251         (398,965)
Japanese Yen
JPY
38,000,000                             Buy        11/28/05         352,907        348,219           (4,688)
Korean Won
KRW
774,000,000                            Buy        07/11/05         763,694        748,898          (14,796)
Korean Won
KRW
3,869,000,000                          Buy        09/29/05       3,826,904      3,743,985          (82,919)
Korean Won
KRW
1,209,000,000                          Buy        09/28/05       1,194,074      1,169,924          (24,150)
Mexican Peso
MXN
16,300,000                             Buy        07/25/05       1,496,236      1,504,856            8,620
Norwegian Krone
NOK
15,550,000                             Buy        07/15/05       2,439,216      2,379,749          (59,467)
Slovak Koruna
SKK
13,300,000                             Buy        08/12/05         441,054        420,220          (20,834)
Slovak Koruna
SKK
31,420,000                             Buy        12/05/05         989,287        996,868            7,581
Slovak Koruna
SKK
4,550,000                              Buy        09/21/05         145,043        143,918           (1,125)
New Turkish Lira
TRY
2,030,000                              Buy        07/25/05       1,481,211      1,507,707           26,496
New Turkish Lira
TRY
555,000                                Buy        07/06/05         404,018        414,766           10,748
South African Rand
ZAR
10,100,000                             Buy        07/25/05       1,492,648      1,509,468           16,820
                                                                                            --------------
                                                                                                (1,401,759)
                                                                                            ==============
British Pound Sterling
GBP
140,000                                Sell       07/06/05         262,108        250,884           11,224
British Pound Sterling
GBP
140,000                                Sell       07/06/05         260,709        250,884            9,825
Euro
EUR
1,660,000                              Sell       09/09/05       2,148,472      2,015,214          133,258
Euro
EUR
1,930,000                              Sell       07/05/05       2,514,327      2,336,956          177,371
British Pound Sterling
GBP
140,000                                Sell       07/06/05         263,028        250,884           12,144
Euro
EUR
20,000                                 Sell       09/09/05          25,575         24,280            1,295
Japanese Yen
JPY
42,000,000                             Sell       07/05/05         391,131        379,206           11,925
British Pound Sterling
GBP
140,000                                Sell       07/06/05         263,694        250,884           12,810
Japanese Yen
JPY
86,000,000                             Sell       07/22/05         810,556        777,713           32,843
Euro
EUR
660,000                                Sell       09/09/05         864,115        801,230           62,885
Japanese Yen
JPY
66,000,000                             Sell       07/22/05         621,803        596,850           24,953
British Pound Sterling
GBP
60,000                                 Sell       07/06/05         114,228        107,522            6,706
Euro
EUR
3,020,000                              Sell       09/09/05       3,898,729      3,666,232          232,497
Euro
EUR
310,000                                Sell       09/09/05         402,715        376,335           26,380
British Pound Sterling
GBP
30,000                                 Sell       07/06/05          56,961         53,761            3,200
British Pound Sterling
GBP
3,715,000                              Sell       11/09/05       7,023,319      6,636,308          387,011
Japanese Yen
JPY
38,000,000                             Sell       07/05/05         364,781        343,091           21,690
British Pound Sterling
GBP
155,000                                Sell       11/09/05         283,128        276,885            6,243
Japanese Yen
JPY
184,000,000                            Sell       07/22/05       1,725,383      1,663,945           61,438
Japanese Yen
JPY
184,000,000                            Sell       09/09/05       1,734,540      1,672,220           62,320
Euro
EUR
2,110,000                              Sell       11/22/05       2,666,343      2,570,552           95,791
Euro
EUR
4,030,000                              Sell       11/21/05       5,096,539      4,909,389          187,150
Euro
EUR
410,000                                Sell       12/05/05         505,694        499,814            5,880
Australian Dollar
AUD
4,990,000                              Sell       12/05/05       3,702,580      3,771,239          (68,659)
Euro
EUR
11,555,000                             Sell       11/23/05      14,222,356     14,077,824          144,532
Euro
EUR
180,000                                Sell       09/09/05         221,817        218,517            3,300
Japanese Yen
JPY
16,000,000                             Sell       09/09/05         149,052        145,410            3,642
British Pound Sterling
GBP
10,000                                 Sell       07/06/05          18,144         17,920              224

                 See Accompanying Notes to Financial Statements

                                                                   IN                         UNREALIZED
                                                 SETTLEMENT     EXCHANGE                     APPRECIATION
CURRENCY                             BUY/SELL       DATE          FOR            VALUE      (DEPRECIATION)
--------                             --------       ----          ---            -----      --------------
                                                                  USD
Euro
EUR
1,200,000                              Sell       03/08/06       1,488,552      1,464,468           24,084
British Pound Sterling
GBP
600,000                                Sell       03/08/06       1,083,558      1,071,000           12,558
Japanese Yen
JPY
120,000,000                            Sell       03/08/06       1,154,734      1,102,987           51,747
Euro
EUR
400,000                                Sell       12/05/05         485,756        487,623           (1,867)
British Pound Sterling
GBP
600,000                                Sell       07/06/05       1,093,746      1,075,217           18,529
Swiss Franc
CHF
1,870,000                              Sell       07/25/05       1,470,230      1,462,414            7,816
CZK
Czech Republic Koruna
36,900,000                             Sell       07/25/05       1,495,732      1,487,826            7,906
Japanese Yen
JPY
162,000,000                            Sell       07/25/05       1,494,948      1,465,409           29,539
Norwegian Krone
NOK
9,700,000                              Sell       07/25/05       1,495,681      1,485,003           10,678
Taiwan Dollar
TWD
46,900,000                             Sell       07/25/05       1,496,204      1,482,668           13,536
Colombian Peso
COP
455,000,000                            Sell       07/26/05         195,699        195,148              551
Colombian Peso
COP
455,000,000                            Sell       07/25/05         195,699        195,168              531
Norwegian Krone
NOK
27,800,000                             Sell       07/15/05       4,217,041      4,254,470          (37,429)
New Zealand Dollar
NZD
1,180,000                              Sell       09/27/05         827,723        814,012           13,711
Euro
EUR
1,880,000                              Sell       11/22/05       2,297,651      2,290,350            7,301
Japanese Yen
JPY
755,000,000                            Sell       11/16/05       6,935,730      6,909,851           25,879
Japanese Yen
JPY
38,000,000                             Sell       11/28/05         349,760        348,219            1,541
Euro
EUR
33,000,000                             Sell       11/17/05         303,019        302,052              967
Euro
EUR
1,930,000                              Sell       07/15/05       2,334,296      2,337,761           (3,465)
                                                                                            --------------
                                                                                                 1,853,991
                                                                                            ==============

Information concerning open futures contracts for the ING Oppenheimer Strategic Income Portfolio at June 30, 2005 is shown below:

                         NO. OF      NOTIONAL     EXPIRATION   UNREALIZED
LONG CONTRACTS         CONTRACTS   MARKET VALUE      DATE      GAIN/(LOSS)
--------------         ---------   ------------      ----      -----------
Australian
   SPI 200 Index
   Future                  8       $    651,419    09/15/05    $     5,665
Euro-Bond Future           6            897,091    09/08/05          5,949
DAX Index Future           1            139,906    09/16/05            212
S&P/MIB Index
   Future                  3            588,648    09/16/05           (692)
U.K. GILT Future           2            409,288    09/28/05          2,750
Hang Seng Index
   Future                  7            639,728    07/28/05         (1,601)
10-Year JGB
   Mini Future             6            764,931    09/08/05          1,485
NASDAQ 100
   E-Mini                 40          1,202,400    09/16/05        (34,190)
U.S. 10 Year
   Treasury Note          23          2,609,781    09/21/05         20,310
U.S. Long Bond
   Future                 22          2,612,500    09/21/05         14,665
                                   ------------                -----------
                                   $ 10,515,692                $    14,553
                                   ============                ===========

                         NO. OF      NOTIONAL     EXPIRATION   UNREALIZED
SHORT CONTRACTS        CONTRACTS   MARKET VALUE      DATE      GAIN/(LOSS)
---------------        ---------   ------------      ----      -----------
S&P/TSE 60 Index           7       $    635,646    09/15/05    $    (4,862)
CAC 40 Index              12            617,359    09/16/05         (5,160)
FTSE 100 Index             8            734,402    09/16/05         (8,199)
Japan 10 Year
   Treasury Bond           2          2,548,506    09/08/05        (14,601)
NIKKEI 225 Index          15          1,564,841    09/08/05        (30,249)
S&P 500 Index             21          6,276,375    09/15/05         26,696
U.S. 2 Year
   Treasury Note          19          3,946,062    09/30/05         (5,472)
U.S. 5 Year
   Treasury Note          44          4,791,188    09/21/05         (5,620)
                                   ------------                -----------
                                   $ 21,114,379                $   (47,467)
                                   ============                ===========


Information concerning the Credit Default Swap Agreements outstanding for the ING Oppenheimer Strategic Income Portfolio at June 30, 2005, is shown below:

                                                                                 UNREALIZED
                                            TERMINATION                         APPRECIATION
                                               DATE       NOTIONAL PRINCIPAL   (DEPRECIATION)
                                               ----       ------------------   --------------
Russian Federation
   Receive $10,000,000
   in the event of default
   and pay 0.700%
Counterparty: Citigroup
   Global Markets Ltd.                      06/20/2007             2,710,000   $        4,405

Russian Federation
   Receive $10,000,000
   in the event of default
   and pay 1.090%
Counterparty: Citigroup
   Global Markets Ltd.                      06/20/2010             1,550,000           (4,954)

Bolivarian Republic of
   Venezuela Receive
   $550,000 in the event
   of default and pay
   6 month LIBOR plus
   4.000%
Counterparty: Morgan
   Stanley                                  05/20/2010               550,000           15,125
                                                                               --------------
     Total Credit Default Swap Agreements                                      $       14,576
                                                                               ==============

                 See Accompanying Notes to Financial Statements

Information concerning the Interest Rate Swap Agreements outstanding for the ING Oppenheimer Strategic Income Portfolio at June 30, 2005, is shown below:

                                                                                 UNREALIZED
                                            TERMINATION                         APPRECIATION
                                               DATE       NOTIONAL PRINCIPAL   (DEPRECIATION)
                                               ----       ------------------   --------------
Received a fixed rate
   equal to 4.480% and
   pay a floating rate
   based on 6 months
   WIBOR.
Counterparty: Credit
   Suisse First Boston                      07/01/2010    PLN        265,000   $         (214)

Received a fixed rate
   equal to 17.180% and
   pay a floating rate
   based on 3 months
   BRR-CDI.
Counterparty: Goldman
   Sachs & Co.                              01/02/2008    BRL      4,648,000           66,740

Received a fixed rate
   equal to 10.290% and
   pay a floating rate
   based on MXN-TIIE.
Counterparty: Goldman
   Sachs & Co.                              06/04/2015    MXN      2,340,000            4,964

Receive a fixed rate
   equal to 9.830% and
   pay a floating rate
   based on MXN-TIIE.
Counterparty: Goldman
   Sachs & Co.                              06/10/2010    MXN      3,760,000           (3,600)

Receive a fixed rate
   equal to 10.430% and
   pay a floating rate
   based on MXN-TIIE.
Counterparty: Goldman
   Sachs & Co.                              05/09/2015    MXN      3,400,000           10,135

Receive a fixed rate
   equal to 10.030% and
   pay a floating rate
   based on MXN-TIIE.
Counterparty: Goldman
   Sachs & Co.                              06/04/2010    MXN      5,400,000           (9,209)

Receive a fixed rate
   equal to 10.300% and
   pay a floating rate
   based on MXN-TIIE.
Counterparty: Goldman
   Sachs & Co.                              05/09/2015    MXN      3,400,000            7,441

Receive a fixed rate
   equal to 9.860% and
   pay a floating rate
   based on MXN-TIIE.
Counterparty: Goldman
   Sachs & Co.                              06/04/2010    MXN      5,400,000           (5,778)

Received a fixed rate
   equal to 3.800% and
   pay a floating rate
   based on KWCDC.
Counterparty: Deutsche
   Bank                                     05/24/2010    KRW    530,000,000           (2,414)

Receive a fixed rate
   equal to 10.700% and
   pay a floating rate
   based on MXN-TIIE.
Counterparty: Goldman
   Sachs & Co.                              05/08/2015    MXN      4,060,000           18,732

Received a fixed rate
   equal to 8.140% and
   pay a floating rate
   based on 3 months
   LIBOR.
Counterparty: Morgan
   Stanley                                  05/18/2010    ZAR      2,210,000   $        6,853

Received a fixed rate
   equal to 5.460% and
   pay a floating rate
   based on 6 months
   LIBOR.
Counterparty: Deutsche
   Bank                                     05/13/2015    USD        730,000          (17,469)

Received a fixed rate
   equal to 5.250% and
   pay a floating rate
   based on 6 months
   LIBOR.
Counterparty: Deutsche
   Bank                                     06/23/2015    USD        390,000          (10,209)

Received a fixed rate
   equal to 2.470% and
   pay a floating rate
   based on 6 months
   LIBOR.
Counterparty: Deutsche
   Bank                                     04/25/2007    EUR      2,650,000             (522)

Received a fixed rate
   equal to 3.604% and
   pay a floating rate
   based on 6 months
   LIBOR.
Counterparty: Deutsche
   Bank                                     04/25/2015    EUR        580,000              428

Received a fixed rate
   equal to 5.520% and
   pay a floating rate
   based on 6 months
   WIBOR.
Counterparty: Citigroup
   Global Markets, Inc.                     12/15/2014    PLN         20,000              231

Received a fixed rate
   equal to 18.000% and
   pay a floating rate
   based on 6 months
   BRR-CDI.
Counterparty: Goldman
   Sachs & Co.                              01/02/2007    BRL        599,000              654

Received a fixed rate
   equal to 10.850% and
   pay a floating rate
   based on MXN-TIIE.
Counterparty: Goldman
   Sachs & Co.                              03/05/2015    MXN        800,000            4,451

Received a fixed rate
   equal to 4.270% and
   pay a floating rate
   based on KWCDC.
Counterparty: Deutsche
   Bank                                     03/04/2010    KRW    220,000,000            2,109

Received a fixed rate
   equal to 4.270% and
   pay a floating rate
   based on KWCDC.
Counterparty: Deutsche
   Bank                                     03/04/2010    KRW    220,000,000            2,109

                 See Accompanying Notes to Financial Statements

                                                                                 UNREALIZED
                                            TERMINATION                         APPRECIATION
                                               DATE       NOTIONAL PRINCIPAL   (DEPRECIATION)
                                               ----       ------------------   --------------
Received a fixed rate
   equal to 4.280% and
   pay a floating rate
   based on KWCDC.
Counterparty: Deutsche
   Bank                                     03/04/2010    KRW    110,000,000   $        1,101

Received a fixed rate
   equal to 4.240% and
   pay a floating rate
   based on KWCDC.
Counterparty: Deutsche
   Bank                                     03/04/2010    KRW    274,000,000            2,283

Received a fixed rate
   equal to 4.530% and
   pay a floating rate
   based on 6 months
   WIBOR.
Counterparty: Lehman
   Brothers                                 07/05/2010    PLN      1,950,000               --

Received a fixed rate
   equal to 4.310% and
   pay a floating rate
   based on KWCDC.
Counterparty: Deutsche
   Bank                                     03/04/2010    KRW    274,000,000            3,086

Received a fixed rate
   equal to 3.047% and
   pay a floating rate
   based on
   CDOR03 Index
Counterparty: Deutsche
   Bank                                     01/28/2007    CAD        630,000           (1,871)

Received a fixed rate
   equal to 3.830% and
   pay a floating rate
   based on 3 months
   LIBOR.
Counterparty: Deutsche
   Bank                                     03/08/2015    EUR      1,490,000   $       98,512

Received a fixed rate
   equal to 4.816% and
   pay a floating rate
   based on 3 months
   LIBOR.
Counterparty: Deutsche
   Bank                                     03/08/2015    USD      2,040,000          (95,266)

Received a fixed rate
   equal to 5.500% and
   pay a floating rate
   based on 6 months
   WIBOR.
Counterparty: Citigroup
   Global Markets, Inc.                     03/24/2010    PLN         32,000              382

Received a fixed rate
   equal to 18.160% and
   pay a floating rate
   based on
   BZDIOVRA Index
Counterparty: Goldman
   Sachs & Co.                              01/02/2008    BRR        497,000           45,137
                                                                               --------------
     Total Interest Rate Swap Agreements                                       $      128,796
                                                                               ==============
     Total Swap Agreements                                                     $      143,372
                                                                               ==============

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO                 AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                               INVESTMENT TYPES*
                              AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

U.S. Government Agency Obligations                  53.7%
Short-Term Investments                              27.3%
U.S. Treasury Obligations                           20.5%
Collateralized Mortgage Obligations                  7.9%
Other Bonds                                          7.6%
Asset-Backed Securities                              4.5%
Municipal Bonds                                      2.7%
Corporate Bonds/Notes                                2.5%
Preferred Stock                                      0.1%
Options                                              0.1%

   * Excludes other assets and liabilities of (45.4)% of net assets and 18.5% of net assets for short-term investments related to securities lending.

                PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
CORPORATE BONDS/NOTES: 2.5%

                                  AUTO MANUFACTURERS: 0.5%
$        500,000                  DaimlerChrysler NA
                                     Holding Corp., 3.200%,
                                     due 03/07/07                                  $       498,652
         700,000       C,L        General Motors Corp.,
                                     8.375%, due 07/15/33                                  588,000
                                                                                   ---------------
                                                                                         1,086,652
                                                                                   ---------------
                                  DIVERSIFIED FINANCIAL SERVICES: 0.8%
         150,000        L         CIT Group, Inc., 7.750%,
                                     due 04/02/12                                          176,162
         100,000                  Citigroup, Inc., 5.625%,
                                     due 08/27/12                                          106,970
         600,000                  Ford Motor Credit Co.,
                                     5.800%, due 01/12/09                                  570,020
         100,000                  Ford Motor Credit Co.,
                                     7.375%, due 02/01/11                                   97,520
         100,000        L         General Motors Acceptance
                                     Corp., 5.850%, due 01/14/09                            93,814
         700,000                  Goldman Sachs Group, Inc.,
                                     3.491%, due 07/23/09                                  704,289
         100,000        C         Morgan Stanley, 5.300%,
                                     due 03/01/13                                          104,087
                                                                                   ---------------
                                                                                         1,852,862
                                                                                   ---------------
                                  ELECTRIC: 0.3%
         300,000        C         Columbus Southern Power Co.,
                                     6.600%, due 03/01/33                                  355,547
         100,000        C         Entergy Gulf States, Inc.,
                                     3.600%, due 06/01/08                                   97,961
$        118,000        C         Pacific Gas & Electric Co.,
                                     3.820%, due 04/03/06                          $       118,000
         150,000        C         TXU Energy Co. LLC, 3.920%,
                                     due 01/17/06                                          149,981
                                                                                   ---------------
                                                                                           721,489
                                                                                   ---------------

                                  FOREST PRODUCTS AND PAPER: 0.1%
         300,000       @@         Smurfit Capital Funding PLC,
                                     6.750%, due 11/20/05                                  301,500
                                                                                   ---------------
                                                                                           301,500
                                                                                   ---------------
                                  LODGING: 0.2%
         300,000        C         Harrah's Operating Co., Inc.,
                                     7.875%, due 12/15/05                                  305,250
                                                                                   ---------------
                                                                                           305,250
                                                                                   ---------------

                                  OIL AND GAS: 0.2%
         100,000        L         Pemex Project Funding Master
                                     Trust, 7.375%, due 12/15/14                           112,400
         200,000                  Pemex Project Funding Master
                                     Trust, 8.625%, due 02/01/22                           247,000
         100,000        #         Pemex Project Funding Master
                                     Trust, 9.250%, due 03/30/18                           129,500
                                                                                   ---------------
                                                                                           488,900
                                                                                   ---------------
                                  PIPELINES: 0.1%
         200,000       C,L        El Paso Corp., 7.750%,
                                     due 01/15/32                                          196,000
                                                                                   ---------------
                                                                                           196,000
                                                                                   ---------------
                                  TELECOMMUNICATIONS: 0.3%
          24,000       C,L        AT&T Corp., 9.050%,
                                     due 11/15/11                                           27,780
          30,000        C         New Cingular Wireless Services,
                                     Inc., 7.875%, due 03/01/11                             34,906
         200,000        C         Qwest Corp., 8.875%,
                                     due 03/15/12                                          218,500
         400,000        C         SBC Communications, Inc.,
                                     4.125%, due 09/15/09                                  397,063
                                                                                   ---------------
                                                                                           678,249
                                                                                   ---------------
                                  Total Corporate Bonds/Notes
                                     (Cost $5,484,021)                                   5,630,902
                                                                                   ---------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 53.7%

                                  FEDERAL HOME LOAN MORTGAGE
                                     CORPORATION: 6.9%
       1,500,000                  0.010%, due 08/15/33                                   1,497,188
         270,023       C,I        0.040%, due 04/25/24                                     267,761
       3,000,000                  1.540%, due 09/22/05                                   2,989,286
       1,433,459        C         2.750%, due 02/15/12                                   1,424,688
       1,396,738        C         3.500%, due 03/15/10                                   1,395,347
          66,222        C         3.500%, due 07/15/32                                      65,212
         104,978        C         3.620%, due 05/15/29                                     105,111
          99,000        C         4.000%, due 12/15/12                                      98,958
         683,889        C         4.625%, due 03/25/24                                     709,000
         155,149        C         5.000%, due 09/15/16                                     156,681
          47,301                  5.500%, due 08/01/07                                      48,036
         257,052                  5.500%, due 03/01/23                                     262,549
         581,240                  5.500%, due 05/01/23                                     593,670
         142,457                  5.500%, due 08/15/30                                     142,634
         499,950                  5.500%, due 05/01/35                                     507,404
       3,999,602        S         5.500%, due 05/01/35                                   4,059,232
         159,214                  5.684%, due 04/01/32                                     164,865

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  FEDERAL HOME LOAN MORTGAGE
                                     CORPORATION (CONTINUED)
$         11,561                  6.000%, due 10/01/17                             $        11,958
          58,065                  6.000%, due 02/01/22                                      59,877
       1,242,635                  6.000%, due 03/01/23                                   1,281,220
           3,689        C         6.500%, due 10/15/22                                       3,687
                                                                                   ---------------
                                                                                        15,844,364
                                                                                   ---------------
                                  FEDERAL NATIONAL MORTGAGE
                                     ASSOCIATION: 46.8%
       2,500,000                  0.000%, due 07/15/34                                   2,534,375
       1,000,000                  0.010%, due 08/15/34                                     998,125
         100,000                  3.200%, due 08/31/05                                      99,452
       3,900,000        S         2.966%, due 09/22/06                                   3,898,889
       1,831,761        S         3.340%, due 04/25/35                                   1,832,897
         240,524        C         3.361%, due 05/25/34                                     239,934
         781,581                  3.434%, due 03/25/34                                     782,658
         423,928                  3.500%, due 04/25/17                                     421,810
       1,650,000                  3.704%, due 10/01/44                                   1,667,160
       1,436,545                  4.000%, due 08/25/09                                   1,437,417
          33,375                  4.234%, due 02/01/20                                      34,198
          45,079                  4.660%, due 09/01/31                                      46,487
         293,584                  4.844%, due 04/25/24                                     303,407
         211,507                  4.960%, due 12/01/36                                     215,346
       1,881,862        S         5.000%, due 04/25/14                                   1,886,081
         171,188                  5.000%, due 05/01/18                                     173,293
         982,442                  5.000%, due 11/01/18                                     994,525
         581,454                  5.000%, due 02/01/19                                     588,460
         104,405                  5.000%, due 08/01/19                                     105,663
         576,100                  5.000%, due 10/01/19                                     583,041
       1,305,157                  5.001%, due 09/01/34                                   1,322,022
          70,240                  5.500%, due 01/25/16                                      70,324
         187,761                  5.500%, due 03/01/16                                     193,002
         346,537                  5.500%, due 06/01/23                                     353,858
       1,346,487                  5.500%, due 11/01/33                                   1,366,563
         482,428                  5.500%, due 12/01/33                                     489,621
         980,523        L         5.500%, due 04/01/34                                     995,142
      62,000,000                  5.500%, due 07/15/34                                  62,852,499
         982,609                  5.500%, due 11/01/34                                     996,933
       1,352,264                  5.500%, due 12/01/34                                   1,371,976
       1,086,663                  5.500%, due 01/01/35                                   1,102,504
      10,167,895        S         5.500%, due 02/01/35                                  10,316,114
       3,488,561        S         5.500%, due 05/01/35                                   3,539,483
         344,642                  5.731%, due 04/01/32                                     347,789
         192,749                  6.000%, due 04/01/17                                     199,419
         454,811                  6.000%, due 06/01/17                                     470,551
          82,048                  6.000%, due 01/01/18                                      84,887
          57,455                  6.000%, due 12/01/18                                      59,325
         651,745                  6.000%, due 04/01/22                                     671,769
       1,445,201                  6.000%, due 06/01/22                                   1,489,604
         275,298                  6.000%, due 01/01/23                                     283,756
          18,396                  6.250%, due 10/25/22                                      18,376
         223,419                  6.500%, due 03/01/17                                     232,757
          54,807                  6.500%, due 07/01/29                                      56,935
                                                                                   ---------------
                                                                                       107,728,427
                                                                                   ---------------
                                  GOVERNMENT NATIONAL MORTGAGE
                                     ASSOCIATION: 0.0%
          79,657        C         3.636%, due 03/16/32                                      80,151
                                                                                   ---------------
                                                                                            80,151
                                                                                   ---------------
                                  Total U.S. Government
                                     Agency Obligations
                                     (Cost $123,405,661)                               123,652,942
                                                                                   ---------------
U.S. TREASURY OBLIGATIONS: 20.5%

                                  U.S. TREASURY INFLATION INDEXED
                                     BONDS: 2.7%
$      1,400,000        S         1.875%, due 07/15/13                             $     1,515,515
       2,600,000       L,S        2.000%, due 07/15/14                                   2,766,708
       1,500,000       L,S        3.625%, due 01/15/08                                   1,912,467
                                                                                   ---------------
                                                                                         6,194,690
                                                                                   ---------------
                                  U.S. TREASURY BONDS: 7.4%
       2,000,000        S         6.250%, due 08/15/23                                   2,493,048
         300,000        L         7.250%, due 08/15/22                                     408,328
       2,100,000       L,S        8.125%, due 05/15/21                                   3,041,147
       6,100,000       L,S        8.750%, due 05/15/17                                   8,760,411
       1,700,000       L,S        8.875%, due 08/15/17                                   2,471,309
                                                                                   ---------------
                                                                                        17,174,243
                                                                                   ---------------
                                  U.S. TREASURY NOTES: 10.4%
       2,500,000       L,S        3.000%, due 12/31/06                                   2,477,833
       1,900,000       L,S        4.250%, due 11/15/13                                   1,946,981
       2,000,000       L,S        4.250%, due 08/15/14                                   2,048,438
      12,200,000       L,S        4.875%, due 02/15/12                                  12,960,596
       4,400,000        W         4.125%, due 05/15/15                                   4,465,657
                                                                                   ---------------
                                                                                        23,899,505
                                                                                   ---------------
                                  Total U.S. Treasury Obligations
                                     (Cost $46,738,071)                                 47,268,438
                                                                                   ----------------
ASSET-BACKED SECURITIES: 4.5%

                                  AUTOMOBILE ASSET-BACKED SECURITIES: 0.0%
          49,346        C         Navistar Financial Corp. Owner
                                     Trust, 1.690%, due 09/15/06                            49,315
                                                                                   ---------------
                                                                                            49,315
                                                                                   ---------------
                                  CREDIT CARD ASSET-BACKED SECURITIES: 0.9%
         700,000        C         Bank One Issuance Trust,
                                     3.270%, due 10/15/08                                  700,711
         700,000        C         Sears Credit Account Master
                                     Trust, 3.350%, due 08/18/09                           700,527
         700,000        C         Sears Credit Account Master
                                     Trust, 3.600%, due 11/17/09                           701,466
                                                                                   ---------------
                                                                                         2,102,704
                                                                                   ---------------
                                  HOME EQUITY ASSET-BACKED
                                     SECURITIES: 1.9%
       1,832,288      #,C,S       AAA Trust, 3.190%,
                                     due 11/26/35                                        1,835,446
          17,700        C         Ameriquest Mortgage
                                     Securities, Inc., 3.600%,
                                     due 06/25/31                                           17,712
          31,719        C         Ameriquest Mortgage
                                     Securities, Inc., 3.724%,
                                     due 02/25/33                                           31,757
          65,758        C         Citifinancial Mortgage
                                     Securities, Inc., 3.624%,
                                     due 05/25/33                                           65,835
         220,724        C         Countrywide Asset-Backed
                                     Certificates, 3.504%,
                                     due 10/25/21                                          220,904
         291,277        C         GSAMP Trust, 3.490%,
                                     due 10/25/34                                          291,530
         143,811        C         HFC Home Equity Loan Asset
                                     Backed Certificates, 3.610%,
                                     due 10/20/32                                          143,995

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  HOME EQUITY ASSET-BACKED
                                     SECURITIES (CONTINUED)
$      1,100,000        C         New Century Home Equity Loan
                                     Trust, 3.390%, due 07/25/35                   $     1,099,898
          35,953        C         Residential Asset Securities
                                     Corp., 3.434%, due 06/25/25                            35,976
         170,787        C         Residential Asset Securities
                                     Corp., 3.440%, due 11/25/24                           170,899
         116,492        C         Residential Asset Securities
                                     Corp., 3.540%, due 09/25/31                           117,048
          40,323        C         Saxon Asset Securities Trust,
                                     3.714%, due 12/25/32                                   40,376
         275,085        C         Wells Fargo Home Equity Trust,
                                     3.474%, due 06/25/19                                  275,308
                                                                                   ---------------
                                                                                         4,346,684
                                                                                   ---------------
                                  OTHER ASSET-BACKED SECURITIES: 1.6%
       1,100,000        C         Countrywide Asset-Backed
                                     Certificates, 3.270%,
                                     due 07/30/35                                        1,100,517
          33,221        C         Countrywide Asset-Backed
                                     Certificates, 3.424%,
                                     due 08/25/23                                           33,241
         648,147                  Countrywide Asset-Backed
                                     Certificates, 3.454%,
                                     due 05/25/23                                          648,762
         381,720        C         Countrywide Asset-Backed
                                     Certificates, 3.504%,
                                     due 09/25/21                                          382,055
          24,704        C         Long Beach Mortgage Loan
                                     Trust, 3.460%, due 02/25/24                            24,722
          62,501        C         Long Beach Mortgage Loan
                                     Trust, 3.630%, due 06/25/33                            62,578
         327,383       #,C        Quest Trust, 3.874%,
                                     due 06/25/34                                          328,507
         375,291        C         Residential Asset Mortgage
                                     Products, Inc., 3.450%,
                                     due 05/25/26                                          375,587
          17,479        C         Residential Asset Mortgage
                                     Products, Inc., 3.460%,
                                     due 06/25/24                                           17,488
         582,231        C         Residential Asset Mortgage
                                     Products, Inc., 3.654%,
                                     due 11/25/33                                          582,584
         100,596        C         Structured Asset Securities
                                     Corp., 3.810%, due 05/25/32                           100,952
                                                                                   ---------------
                                                                                         3,656,993
                                                                                   ---------------
                                  STUDENT LOAN ASSET-BACKED
                                     SECURITIES: 0.1%
         306,563        C         SLM Student Loan Trust,
                                     3.141%, due 07/27/09                                  306,742
                                                                                   ---------------
                                                                                           306,742
                                                                                   ---------------
                                  Total Asset-Backed Securities
                                     (Cost $10,456,015)                                 10,462,438
                                                                                   ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.9%

                                  COMMERCIAL MORTGAGE-BACKED
                                     SECURITIES: 0.5%
         462,307       #,C        Banc of America Large Loan,
                                     3.420%, due 11/15/15                                  462,661
$        696,733       #,C        Bear Stearns Commercial
                                     Mortgage Securities, 3.436%,
                                     due 05/14/16                                  $       697,516
                                                                                   ---------------
                                                                                         1,160,177
                                                                                   ---------------
                                  WHOLE LOAN COLLATERAL PAC: 0.3%
         343,875        C         Residential Accredit Loans, Inc.,
                                     3.714%, due 03/25/33                                  344,153
         397,688        C         Residential Asset Securitization
                                     Trust, 3.714%, due 05/25/33                           398,454
                                                                                   ---------------
                                                                                           742,607
                                                                                   ---------------
                                  WHOLE LOAN COLLATERALIZED
                                     MORTGAGE OBLIGATIONS: 7.1%
         987,482        C         Adjustable Rate Mortgage
                                     Trust, 4.657%, due 05/25/35                           988,408
       1,300,000        C         Banc of America Funding Corp.,
                                     4.118%, due 05/25/35                                1,285,052
         394,708        C         Banc of America Mortgage
                                     Securities, 3.764%,
                                     due 01/25/34                                          395,672
       1,147,054        C         Banc of America Mortgage
                                     Securities, 3.994%,
                                     due 07/25/33                                        1,132,059
          41,807        C         Bear Stearns Adjustable Rate
                                     Mortgage Trust, 5.932%,
                                     due 06/25/32                                           42,004
         969,013        C         Bear Stearns Alt-A Trust,
                                     5.446%, due 04/25/35                                  987,532
         374,009        C         Countrywide Home Loan
                                     Mortgage Pass Through Trust,
                                     3.594%, due 08/25/34                                  373,997
         837,362        C         Countrywide Home Loan
                                     Mortgage Pass Through Trust,
                                     3.634%, due 03/25/35                                  838,057
       2,300,000     #,C,S,I      Countrywide Home Loan
                                     Mortgage Pass Through Trust,
                                     3.654%, due 06/25/35                                2,300,717
         296,184        C         CS First Boston Mortgage
                                     Securities Corp., 5.750%,
                                     due 09/22/17                                          299,069
         508,007        C         GSR Mortgage Loan Trust,
                                     3.445%, due 06/25/34                                  500,862
          31,506        C         GSR Mortgage Loan Trust,
                                     6.000%, due 03/25/32                                   31,606
         985,725        C         Harborview Mortgage Loan
                                     Trust, 3.480%, due 05/19/35                           981,597
         360,990        C         Homestar Mortgage
                                     Acceptance Corp., 3.504%,
                                     due 01/25/22                                          361,250
          73,734        C         Residential Funding Mortgage
                                     Sec I, 6.500%, due 03/25/32                            74,677
         767,194        C         Sequoia Mortgage Trust,
                                     3.610%, due 07/20/33                                  768,600
         860,628        C         Washington Mutual, Inc.,
                                     3.435%, due 01/25/45                                  861,284
         872,003        C         Washington Mutual, Inc.,
                                     3.440%, due 12/25/44                                  871,988
         947,564        C         Washington Mutual, Inc.,
                                     3.584%, due 12/25/27                                  947,232
         205,396        C         Washington Mutual, Inc.,
                                     3.746%, due 08/25/42                                  206,505
         103,950        C         Washington Mutual, Inc.,
                                     3.765%, due 02/27/34                                  103,835

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  WHOLE LOAN COLLATERALIZED
                                     MORTGAGE OBLIGATIONS (CONTINUED)
$      2,039,427       C,S        Wells Fargo Mortgage Backed
                                     Securities Trust, 3.989%,
                                     due 01/25/35                                  $     2,022,753
                                                                                   ---------------
                                                                                        16,374,756
                                                                                   ---------------
                                  Total Collateralized Mortgage
                                     Obligations (Cost
                                     $18,265,944)                                       18,277,540
                                                                                   ---------------
MUNICIPAL BONDS: 2.7%

                                  CALIFORNIA: 0.5%
         100,000        C         Golden State Tobacco
                                     Securitization Corp., 6.250%,
                                     due 06/01/33                                          109,094
         300,000        C         Golden State Tobacco
                                     Securitization Corp., 6.750%,
                                     due 06/01/39                                          338,082
         450,000       C,I        Orange County Sanitation
                                     District, 7.130%, due 02/01/33                        503,244
         150,000                  State of California, 7.120%,
                                     due 07/01/11                                          180,924
                                                                                   ---------------
                                                                                         1,131,344
                                                                                   ---------------
                                  FLORIDA: 0.1%
         200,000        C         Florida State Board of
                                     Education, 5.000%,
                                     due 06/01/32                                          212,232
                                                                                   ---------------
                                                                                           212,232
                                                                                   ---------------
                                  LOUISIANA: 0.0%
         100,000        C         Tobacco Settlement Financing
                                     Corp., 5.875%, due 05/15/39                           104,058
                                                                                   ---------------
                                                                                           104,058
                                                                                   ---------------
                                  NEVADA: 0.0%
          50,000        C         Clark County School District,
                                     7.950%, due 06/15/13                                   63,172
                                                                                   ---------------
                                                                                            63,172
                                                                                   ---------------
                                  NEW YORK: 0.5%
         300,000        C         New York City Municipal Water
                                     Finance Authority, 5.000%,
                                     due 06/15/38                                          338,670
         645,000        C         New York City Municipal Water
                                     Finance Authority, 7.480%,
                                     due 06/15/34                                          714,041
                                                                                   ---------------
                                                                                         1,052,711
                                                                                   ---------------
                                  OHIO: 0.2%
         250,000        C         Akron, 5.000%, due 12/01/33                              264,573
         100,000        C         Kettering City School District,
                                     5.000%, due 12/01/30                                  106,193
                                                                                   ---------------
                                                                                           370,766
                                                                                   ---------------
                                  RHODE ISLAND: 0.1%
         200,000        C         Tobacco Settlement Financing
                                     Corp., 6.250%, due 06/01/42                           211,682
                                                                                   ---------------
                                                                                           211,682
                                                                                   ---------------
                                  TEXAS: 0.7%
         400,000                  City of San Antonio TX,
                                     5.000%, due 02/01/10                                  431,489
$        300,000        C         State of Texas, 4.750%,
                                     due 04/01/35                                  $       317,406
         890,000        C         Texas State University Systems,
                                     5.000%, due 03/15/30                                  944,477
                                                                                   ---------------
                                                                                         1,693,372
                                                                                   ---------------
                                  WASHINGTON: 0.1%
         100,000                  Energy Northwest, 5.500%,
                                     due 07/01/12                                          112,630
          50,000                  Energy Northwest, 7.730%,
                                     due 07/01/15                                           64,914
                                                                                   ---------------
                                                                                           177,544
                                                                                   ---------------
                                  WISCONSIN: 0.5%
         200,000        C         Badger TOB Asset
                                     Securitization Corp, 6.125%,
                                     due 06/01/27                                          212,236
         800,000        C         Badger TOB Asset
                                     Securitization Corp, 6.375%,
                                     due 06/01/32                                          861,216
                                                                                   ---------------
                                                                                         1,073,452
                                                                                   ---------------
                                  Total Municipal Bonds (Cost
                                     $5,750,038)                                         6,090,333
                                                                                   ---------------
OTHER BONDS: 7.6%

                                  SOVEREIGN: 7.6%
          48,000     @@,C,L       Brazilian Government Intl.
                                     Bond, 4.250%, due 04/15/06                             48,050
         163,771      @@,C        Brazilian Government Intl.
                                     Bond, 4.313%, due 04/15/09                            162,534
          61,766      @@,C        Brazilian Government Intl.
                                     Bond, 4.313%, due 04/15/12                             59,758
         738,843     @@,C,L       Brazilian Government Intl.
                                     Bond, 8.000%, due 04/15/14                            761,559
         380,000      @@,L        Brazilian Government Intl.
                                     Bond, 8.840%, due 06/29/09                            441,275
         500,000       @@         Brazilian Government Intl.
                                     Bond, 8.875%, due 10/14/19                            531,250
          75,000       @@         Brazilian Government Intl.
                                     Bond, 11.000%, due 08/17/40                            90,319
         160,000      @@,L        Brazilian Government Intl.
                                     Bond, 11.500%, due 03/12/08                           184,560
       1,400,000      @@,S        France Treasury Bill BTF,
                                     2.120%, due 07/28/05                                1,692,124
       2,330,000      @@,S        France Treasury Bill BTF,
                                     2.130%, due 09/08/05                                2,809,163
       1,700,000      @@,S        Deutsche Bundesrepublik,
                                     4.250%, due 01/04/14                                2,253,414
       2,800,000      @@,S        Deutsche Bundesrepublik,
                                     5.500%, due 01/04/31                                4,427,815
         400,000      @@,#        Hong Kong Government Intl.
                                     Bond, 5.125%, due 08/01/14                            418,921
         100,000       @@         Mexico Government Intl.
                                     Bond, 6.375%, due 01/16/13                            107,600
         150,000       @@         Mexico Government Intl.
                                     Bond, 8.125%, due 12/30/19                            184,500
         300,000       @@         Mexico Government Intl.
                                     Bond, 8.300%, due 08/15/31                            374,250
         250,000      @@,L        Panama Government Intl.
                                     Bond, 8.875%, due 09/30/27                            299,375
          25,000       @@         Panama Government Intl.
                                     Bond, 9.375%, due 01/16/23                             31,000

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  SOVEREIGN (CONTINUED)
$        140,000       @@         Panama Government Intl.
                                     Bond, 9.625%, due 02/08/11                    $       168,000
         100,000       @@         Peru Government Intl. Bond,
                                     9.125%, due 01/15/08                                  111,000
         340,000       @@         Peru Government Intl. Bond,
                                     9.125%, due 02/21/12                                  399,500
         990,000       @@         Russia Government Intl. Bond,
                                     5.000%, due 03/31/30                                1,107,681
          60,000       @@         Russia Government Intl. Bond,
                                     8.250%, due 03/31/10                                   65,604
         600,000       @@         Russia Government Intl. Bond,
                                     8.750%, due 07/24/05                                  602,219
          75,000       @@         South Africa Government Intl.
                                     Bond, 9.125%, due 05/19/09                             87,188
         156,807       @@         Ukraine Government Intl. Bond,
                                     11.000%, due 03/15/07                                 165,839
                                                                                   ---------------
                                  Total Other Bonds (Cost
                                    $ 17,303,992)                                       17,584,498
                                                                                   ---------------

SHARES                                                                                 VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.1%

                                  DIVERSIFIED FINANCIAL SERVICES: 0.1%
           4,300                  Fannie Mae                                               239,591
                                                                                   ---------------
                                  Total Preferred Stock (Cost
                                    $215,000)                                              239,591
                                                                                   ---------------

NO. OF CONTRACTS                                                                       VALUE
--------------------------------------------------------------------------------------------------
OPTIONS: 0.1%

         500,000       I          EURO Call Swaption, Strike
                                     Price 5.75, expires 04/27/09                  $        83,351
              58                  EURO Put Option, Strike Price
                                     94.75, expires 09/19/05                                    --
              55                  EURO Put Option, Strike Price
                                     93.75, expires 12/19/05                                    --
             113                  EURO Put Option, Strike Price
                                     94.00, expires 12/19/05                                    --
               9                  U.S. Treasury Bond Call Option,
                                     Strike Price 118.00,
                                     expires 08/26/05                                       17,156
         500,000       I          EURO Put Swaption, Strike
                                     Price 6.25, expires 04/27/09                           12,108
       1,000,000       I          3 month LIBOR Call Option,
                                     Strike Price 4.50,
                                     expires 06/02/06                                       31,212
                                                                                   ---------------
                                  Total Purchased Options
                                     (Cost $105,261)                                       143,827
                                                                                   ---------------
                                  Total Long-Term Investments
                                     (Cost $227,724,003)                               229,350,509
                                                                                   ---------------

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 45.8%

                                  COMMERCIAL PAPER: 25.7%
$        600,000       @@         Asb Bank Ltd., 3.150%,
                                     due 08/24/05                                          597,122
       5,600,000      @@,S        Bank Of Ireland, 3.280%,
                                     due 08/22/05                                        5,573,094
$      1,400,000       @@         Barclays PLC, 3.150%,
                                     due 08/18/05                                  $     1,394,028
       1,800,000      @@,S        CBA (DE) FINANCE, 3.010%,
                                     due 07/08/05                                        1,798,798
       2,700,000      @@,S        CBA (DE) FINANCE, 3.100%,
                                     due 07/11/05                                        2,697,442
         500,000       @@         CBA (DE) FINANCE, 3.130%,
                                     due 08/08/05                                          498,309
       1,200,000       @@         CBA (DE) FINANCE, 3.250%,
                                     due 08/22/05                                        1,194,286
       2,500,000      @@,S        Danske Corp., 3.030%,
                                     due 07/18/05                                        2,496,216
       3,200,000      @@,S        Danske Corp., 3.260%,
                                     due 08/02/05                                        3,190,738
         300,000       @@         Danske Corp., 3.290%,
                                     due 08/31/05                                          298,311
         600,000       @@         Danske Corp., 3.310%,
                                     due 09/07/05                                          596,214
         600,000       @@         Den Norske Bank ASA,
                                     3.010%, due 07/14/05                                  599,298
       4,900,000      @@,S        Den Norske Bank ASA,
                                     3.400%, due 09/26/05                                4,859,624
       1,000,000       @@         Den Norske Bank ASA,
                                     3.400%, due 09/29/05                                  991,470
         800,000                  Dexia Delaware LLC, 2.990%,
                                     due 07/05/05                                          799,668
       4,000,000        S         General Electric Capital Corp.,
                                     3.310%, due 09/07/05                                3,974,760
       2,800,000        S         General Electric Capital Corp.,
                                     3.360%, due 09/22/05                                2,778,244
       3,300,000      @@,S        HBOS Treasury Services PLC,
                                     2.980%, due 07/28/05                                3,292,381
         300,000       @@         HBOS Treasury Services PLC,
                                     3.030%, due 07/11/05                                  299,723
       2,600,000      @@,S        HBOS Treasury Services PLC,
                                     3.130%, due 08/08/05                                2,591,206
         100,000       @@         HBOS Treasury Services PLC,
                                     3.310%, due 09/07/05                                   99,369
         300,000       @@         HBOS Treasury Services PLC,
                                     3.360%, due 09/22/05                                  297,669
         400,000        #         IXIS, 3.100%, due 08/02/05                               398,868
       2,600,000      @@,S        Rabobank Group, 3.140%,
                                     due 08/09/05                                        2,590,947
       2,300,000      @@,S        Scandinaviska Enskilda Banken,
                                     3.010%, due 07/14/05                                2,297,308
       1,100,000       @@         Spintab AB, 3.070%,
                                     due 07/15/05                                        1,098,596
       2,000,000      @@,S        Svenska Handelsbanken,
                                     2.930%, due 07/20/05                                1,996,748
         400,000       @@         Swedbank, 3.390%,
                                     due 09/22/05                                          396,864
         400,000       @@         UBS Finance LLC, 3.110%,
                                     due 07/11/05                                          399,621
       2,700,000      @@,S        UBS Finance LLC, 3.340%,
                                     due 09/19/05                                        2,679,831
       2,000,000      @@,S        UBS Finance LLC, 3.360%,
                                     due 09/23/05                                        1,984,260
       1,400,000       @@         UBS Finance LLC, 3.370%,
                                     due 09/27/05                                        1,388,436
       1,200,000       @@         Westpac Trust, 3.310%,
                                     due 09/07/05                                        1,192,428
       1,800,000      @@,S        Westpac Trust, 3.390%,
                                     due 10/03/05                                        1,784,052
                                                                                   ---------------
                                                                                        59,125,929
                                                                                   ---------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                  VALUE
--------------------------------------------------------------------------------------------------
                                  U.S. TREASURY BILLS: 1.6%
$      1,465,000       L          2.940%, due 09/01/05                             $     1,457,492
       2,300,000       S          2.970%, due 09/15/05                                   2,285,489
                                                                                   ---------------
                                                                                         3,742,981
                                                                                   ---------------
                                  SECURITIES LENDING COLLATERAL++: 18.5%
      42,614,602                  The Bank of New York
                                     Institutional Cash
                                     Reserves Fund                                      42,614,602
                                                                                   ---------------
                                                                                        42,614,602
                                                                                   ---------------
                                  Total Short-Term Investments
                                     (Cost $105,493,210)                               105,483,512
                                                                                   ---------------
                                  TOTAL INVESTMENTS IN
                                     SECURITIES (COST
                                     $ 333,217,213)*                      145.4%   $   334,834,021
                                  OTHER ASSETS AND
                                     LIABILITIES-NET                      (45.4)      (104,490,597)
                                                                          -----    ---------------
                                  NET ASSETS                              100.0%   $   230,343,424
                                                                          =====    ===============

@@  Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C   Bond may be called prior to maturity date.
++  Securities purchased with cash collateral for securities loaned.
W   When-issued or delayed delivery security.
S Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I   Illiquid security
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $333,230,021. Net unrealized appreciation consists of:

                                  Gross Unrealized Appreciation                    $     2,124,696
                                  Gross Unrealized Depreciation                           (520,696)
                                                                                   ---------------
                                  Net Unrealized Appreciation                      $     1,616,808
                                                                                   ===============

NO. OF                                          EXPIRATION        STRIKE
CONTRACTS                                          DATE          PRICE/RATE           VALUE
---------                                          ----          ----------           -----
WRITTEN OPTIONS

CALL OPTIONS WRITTEN
      17          U.S. Treasury Note
                     Future                       08/26/05          114            $       (11,156)
      24          U.S. Treasury Note
                     Future                       08/26/05          115                     (7,875)
      80          U.S. Treasury Note
                     Future                       08/26/05          116                    (11,250)
      23          OTC 3 Months
                     LIBOR/7 Years
                     Interest Rate Swap           06/02/06            4                    (26,846)
      100         OTC 3 Months
                     LIBOR/7 Years
                     Interest Rate Swap           09/23/05            7                         --
      100         OTC 3 Months
                     LIBOR/7 Years
                     Interest Rate Swap           09/23/05            4                    (34,480)
      58          OTC 3 Months
                     LIBOR/10 Years
                     Interest Rate Swap           08/26/05         4.75                    (10,220)
      58          OTC 3 Months
                     LIBOR/10 Years
                     Interest Rate Swap           08/26/05            4                     (7,122)
                                                                                   ---------------
                  Total Liability for
                     Call Options Written
                     (Premiums received $423,137)                                  $      (108,949)
                                                                                   ===============

PUT OPTIONS WRITTEN
      21          U.S. Treasury
                     Note Future                  12/21/05        94.25            $            --
      32          U.S. Treasury
                     Note Future                  08/26/05          110                     (1,000)
                                                                                   ---------------
                  Total Liability for
                     Put Options Written
                     (Premiums received $6,771)                                    $        (1,000)
                                                                                   ===============
                  Total Written Options
                     (Premiums received $429,908)                                  $      (109,949)
                                                                                   ===============


                 See Accompanying Notes to Financial Statements

At June 30, 2005 the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

                                                                              IN                        UNREALIZED
                                                    SETTLEMENT             EXCHANGE                    APPRECIATION
CURRENCY                            BUY/SELL           DATE                  FOR           VALUE      (DEPRECIATION)
--------                            --------           ----                  ---           -----       --------------
                                                                             USD
BRL
Brazilian Real
1,408,750                             Buy            09/06/05              500,000         579,658            79,658
BRL
Brazilian Real
1,140,000                             Buy            09/08/05              400,000         468,707            68,707
BRL
Brazilian Real
72,000                                Buy            07/20/05               26,608          30,248             3,640
BRL
Brazilian Real
90,000                                Buy            09/13/05               35,475          36,930             1,455
BRL
Brazilian Real
72,000                                Buy            08/23/05               28,236          29,800             1,564
CLP
Chilean Peso
4,423,000                             Buy            08/02/05                7,605           7,634                29
CLP
Chilean Peso
22,343,000                            Buy            08/02/05               38,592          38,553               (39)
CLP
Chilean Peso
18,181,000                            Buy            08/02/05               30,768          31,355               587
CNY
Chinese Yuan
3,159,000                             Buy            09/26/05              400,000         386,926           (13,074)
EUR
Euro
6,070,000                             Buy            07/26/05            7,427,086       7,355,225           (71,861)
Indian Rupee
INR
2,316,000                             Buy            09/21/05               52,974          53,063                89
Japanese Yen
JPY
343,910,000                           Buy            07/13/05            3,230,718       3,107,405          (123,313)
Korean Won
KRW
138,404,000                           Buy            07/27/05              138,509         133,912            (4,597)
Korean Won
KRW
28,000,000                            Buy            08/24/05               27,841          27,092              (749)
Korean Won
KRW
35,400,000                            Buy            09/21/05               34,911          34,255              (656)
Mexican Peso
MXN
715,000                               Buy            08/31/05               64,097          65,550             1,453
Mexican Peso
MXN
337,000                               Buy            09/23/05               30,789          30,776               (13)
Peru Nuevos Soles
PEN
192,000                               Buy            08/23/05               58,941          58,968                27
Peru Nuevos Soles
PEN
119,000                               Buy            09/14/05               36,557          36,539               (18)
USD
Poland Zlotych
PLN
93,000                                Buy            08/23/05               27,774          27,777                 3
Poland Zlotych
PLN
96,000                                Buy            09/26/05               28,755          28,649              (106)
Russian Ruble
RUR
918,000                               Buy            09/23/05               32,109          31,966              (143)
Russian Ruble
RUR
1,833,000                             Buy            07/29/05               66,054          63,905            (2,149)
Russian Ruble
RUR
685,000                               Buy            08/23/05               24,447          23,864              (583)
Singapore Dollar
SGD
109,000                               Buy            07/26/05               66,362          64,662            (1,700)
Singapore Dollar
SGD
41,000                                Buy            08/24/05               24,736          24,353              (383)
Singapore Dollar
SGD
52,000                                Buy            09/20/05               31,166          30,924              (242)
Slovak Koruna
SKK
1,812,000                             Buy            08/31/05               57,845          57,279              (566)
Slovak Koruna
SKK
1,140,000                             Buy            09/26/05               36,187          36,064              (123)
Taiwan Dollar
TWD
800,000                               Buy            08/24/05               25,763          25,321              (442)
Taiwan Dollar
TWD
1,000,000                             Buy            09/21/05               32,082          31,630              (452)
                                                                                                           ----------
                                                                                                             (63,997)
                                                                                                           ==========
Chinese Yuan
CNY
3,159,000                             Sell           09/26/05              398,914         386,926            11,988
Brazilian Real
BRL
715,000                               Sell           09/06/05              272,768         294,201           (21,433)
Brazilian Real
BRL
1,140,000                             Sell           09/08/05              437,227         468,706           (31,479)
Brazilian Real
BRL
232,000                               Sell           09/08/05               91,159          98,243            (7,084)
Brazilian Real
BRL
461,750                               Sell           09/06/05              182,369         189,996            (7,627)
Brazilian Real
BRL
229,750                               Sell           09/08/05               91,388          94,535            (3,147)
Euro
EUR
14,414,000                            Sell           07/26/05           17,464,803      17,465,934            (1,131)
                                                                                                           ---------
                                                                                                             (59,913)
                                                                                                           =========

                 See Accompanying Notes to Financial Statements

Information concerning open futures contracts for the ING Total Return Portfolio at June 30, 2005 is shown below:

                        NO. OF          NOTIONAL         EXPIRATION         UNREALIZED
LONG CONTRACTS        CONTRACTS       MARKET VALUE          DATE               GAIN
--------------        ---------       ------------          ----               ----
Euro
   Bond Future             77      $     11,512,670      09/08/05       $        102,715
Japanese 10 Yr.
   Bond Future              1             1,274,253      09/08/05                  8,663
90 Day
   Euro Future            119            28,558,513      06/19/06                 40,128
90 Day
   Euro Future            190            45,614,250      12/19/05                    984
90 Day
   Euro Future             11             2,638,463      12/18/06                 26,675
U.S. Long
   Bond Future             58             6,887,500      09/21/05                 19,336
                                   ----------------                     ----------------
                                   $     96,485,649                     $        198,501
                                   ================                     ================

Information concerning the Credit Default Swap Agreements outstanding for the ING PIMCO Total Return Portfolio at June 30, 2005, is shown below:

                                                                                                      UNREALIZED
                                                    TERMINATION                                      APPRECIATION
                                                       DATE               NOTIONAL PRINCIPAL        (DEPRECIATION)
                                                       ----               ------------------        --------------
Dow Jones CDX3 EM SP
Receive $900,000 in the
     event of default and
     pay 2.100%
Counterparty: Merrill Lynch                         06/20/10 I               $    900,000            $      28,874

General Motors Corp.
Receive $10,000,000 in the
     event of default and
     pay 4.480%
Counterparty: HSBC Bank
     USA                                            06/20/07 I                    500,000                    6,801

General Motors
     Acceptance Corp.
Receive $10,000,000 in the
     event of default and
     pay 3.550%
Counterparty: Lehman Bros.
     Special Financing, Inc.                        06/20/07 I                    500,000                    5,839

Ford Motor Co.
Receive $10,000,000 in the
     event of default and
     pay 2.680%
Counterparty: HSBC Bank
     USA                                            06/20/07 I                    500,000                    4,231

Ford Motor Co.
Receive $10,000,000 in the
     event of default and
     pay 3.330%

Counterparty: Morgan
     Stanley Capital
     Services, Inc.                                 06/20/06 I                    500,000                    8,827

Russian Federation
Receive $10,000,000 in the
     event of default and
     pay 0.770%
Counterparty: Goldman
     Sachs Int'l.                                   05/20/07 I               $    200,000            $         543

Russian Federation
Receive $10,000,000 in the
     event of default and
     pay 0.580%
Counterparty: Morgan
     Stanley Capital
     Services, Inc.                                 06/20/06 I                    100,000                      108

Russian Federation
Receive $10,000,000 in the
     event of default and
     pay 0.700%
Counterparty: Goldman
     Sachs Int'l.                                   03/20/07 I                    500,000                      713

Russian Federation
Receive $10,000,000 in the
     event of default and
     pay 0.610%
Counterparty: Merrill
     Lynch Int'l.                                   03/20/07 I                    400,000                       39

Russian Federation
Receive $10,000,000 in the
     event of default and
     pay 1.000%
Counterparty: Morgan
     Stanley Capital
     Services, Inc.                                 07/20/05 I                    300,000                      100

Russian Federation
Receive $10,000,000 in the
     event of default and
     pay 1.000%
Counterparty: Lehman
     Bros. Special
     Financing, Inc.                                07/28/05 I                    300,000                      141

Russian Federation
Receive $10,000,000 in the
     event of default and
     pay 0.980%
Counterparty: J.P. Morgan
     Chase Bank                                     08/04/05 I                    300,000                      171
                                                                                                     -------------
          Total Credit Default Swap Agreements                                                       $      56,387
                                                                                                     =============

                 See Accompanying Notes to Financial Statements

Information concerning the Interest Rate Swap Agreements outstanding for the ING PIMCO Total Return Portfolio at June 30, 2005, is shown below:

                                                                                                      UNREALIZED
                                                    TERMINATION                                      APPRECIATION
                                                       DATE               NOTIONAL PRINCIPAL        (DEPRECIATION)
                                                       ----               ------------------        --------------
Received a fixed rate
     equal to 5.000% and
     pay a floating rate
     based on 3 months
     LIBOR.
Counterparty: Goldman
     Sachs Capital
     Markets, L.P.                                  12/15/15                USD   7,400,000          $     (17,236)

Received a fixed rate
     equal to 5.000% and
     pay a floating rate
     based on 3 months
     LIBOR.
Counterparty: Lehman
     Bros. Special
     Financing, Inc.                                12/15/15                USD     400,000                 (1,454)

Received a fixed rate
     equal to 5.000% and
     pay a floating rate
     based on 3 months
     LIBOR.
Counterparty: Barclays
     Bank PLC                                       12/15/15                USD   3,000,000                (12,254)

Received a fixed rate
     equal to 4.000% and
     pay a floating rate
     based on 3 months
     LIBOR.
Counterparty: Barclays
     Bank PLC                                       12/15/10                USD  11,600,000                 15,404

Receive a fixed rate
     equal to 4.000% and
     pay a floating rate
     based on 3 months
     LIBOR.
Counterparty: Greenwich
     Capital Derivative, Inc.                       12/15/10                USD     200,000                    730

Receive a fixed rate
     equal to 4.000% and
     pay a floating rate
     based on 3 months
     LIBOR.
Counterparty: Morgan
     Stanley Capital
     Services, Inc.                                 12/15/10                USD   1,300,000                  4,742

Receive a fixed rate
     equal to 4.000% and
     pay a floating rate
     based on 3 months
     LIBOR.
Counterparty: Goldman
     Sachs Capital
     Markets, L.P.                                  12/15/07                USD     900,000                   (532)

Received a fixed rate
     equal to 2.000% and
     pay a floating rate
     based on 6 months
     LIBOR.
Counterparty: Morgan
     Stanley Capital
     Services, Inc.                                 06/15/12                JPY 130,000,000                (98,358)

Received a fixed rate
     equal to 4.000% and
     pay a floating rate
     based on 6 months
     LIBOR.
Counterparty: Merrill
     Lynch Capital
     Services, Inc.                                 12/15/14                EUR   9,200,000          $    (161,386)
                                                                                                     -------------
          Total Interest Rate Swap Agreements                                                        $    (270,344)
                                                                                                     =============
             Total Swap Agreements                                                                   $    (213,957)
                                                                                                     =============

                 See Accompanying Notes to Financial Statements

ING SALOMON BROTHERS                                    PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO                      AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Biotechnology                                         18.0%
Media                                                 17.9%
Federal Home Loan Bank                                14.9%
Diversified Financial Services                        10.5%
Pharmaceuticals                                        8.6%
Healthcare-Services                                    6.3%
Oil and Gas Services                                   6.2%
Oil and Gas                                            6.1%
Semiconductors                                         6.1%
Miscellaneous Manufacturing                            5.2%
Aerospace/Defense                                      3.5%
Telecommunications                                     3.4%
Other                                                  7.8%

* Excludes other assets and liabilities of (35.9)% of net assets and 21.4% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.6%
                               AEROSPACE/DEFENSE: 3.5%
         375,500       L       L-3 Communications
                                  Holdings, Inc.                                        $     28,755,790
                                                                                        ----------------
                                                                                              28,755,790
                                                                                        ----------------
                               BIOTECHNOLOGY: 18.0%
         699,190       @       Amgen, Inc.                                                    42,273,027
         669,200      @,L      Biogen Idec, Inc.                                              23,053,940
         102,900      @,L      CancerVax Corp.                                                   293,265
         839,800      @,L      Chiron Corp.                                                   29,300,622
          31,700      @,L      Genentech, Inc.                                                 2,544,876
         706,070       @       Genzyme Corp.                                                  42,427,747
         540,100      @,L      Millennium Pharmaceuticals, Inc.                                5,006,727
         198,300      @,L      Vertex Pharmaceuticals, Inc.                                    3,339,372
                                                                                        ----------------
                                                                                             148,239,576
                                                                                        ----------------
                               CHEMICALS: 0.3%
          90,400      @,L      Cabot Microelectronics Corp.                                    2,620,696
                                                                                        ----------------
                                                                                               2,620,696
                                                                                        ----------------
                               COMPUTERS: 1.8%
          31,500      @,L      LaserCard Corp.                                                   184,905
         731,800      @,L      Maxtor Corp.                                                    3,805,360
         534,600       @       Quantum Corp.                                                   1,587,762
         370,800      @,L      Sandisk Corp.                                                   8,799,084
          83,100      @,X      Seagate Technology                                                      1
                                                                                        ----------------
                                                                                              14,377,112
                                                                                        ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 10.5%
          76,800               CIT Group, Inc.                                                 3,300,096
          91,700               Cohen & Steers, Inc.                                     $      1,889,937
           2,696       L       Goldman Sachs Group, Inc.                                         275,046
         504,104               Lehman Brothers Holdings, Inc.                                 50,047,445
         562,160               Merrill Lynch & Co., Inc.                                      30,924,422
                                                                                        ----------------
                                                                                              86,436,946
                                                                                        ----------------
                               HEALTHCARE-PRODUCTS: 2.3%
          79,800      @,L      Biosite, Inc.                                                   4,388,202
          20,900       @       BioVeris Corp.                                                     91,333
         220,100       L       Johnson & Johnson                                              14,306,500
                                                                                        ----------------
                                                                                              18,786,035
                                                                                        ----------------
                               HEALTHCARE-SERVICES: 6.3%
         999,500               UnitedHealth Group, Inc.                                       52,113,930
                                                                                        ----------------
                                                                                              52,113,930
                                                                                        ----------------
                               INTERNET: 0.1%
          54,900       @       Verity, Inc.                                                      481,473
                                                                                        ----------------
                                                                                                 481,473
                                                                                        ----------------
                               INVESTMENT COMPANIES: 1.4%
         312,200      @,L      Nasdaq-100 Index Tracking Stock                                11,485,838
                                                                                        ----------------
                                                                                              11,485,838
                                                                                        ----------------
                               MEDIA: 17.9%
         705,700      @,L      Cablevision Systems Corp.                                      22,723,540
         112,300      @,L      Comcast Corp.                                                   3,447,610
       1,243,190       @       Comcast Corp.-Special Shares                                   37,233,541
          67,550      @,L      Liberty Global, Inc.                                            3,152,559
       1,932,100       @       Liberty Media Corp.                                            19,688,099
       1,812,530       @       Time Warner, Inc.                                              30,287,376
         363,611               Viacom, Inc.                                                   11,642,824
         689,500               Walt Disney Co.                                                17,361,610
          93,300               World Wrestling Entertainment, Inc.                             1,065,486
                                                                                        ----------------
                                                                                             146,602,645
                                                                                        ----------------
                               MISCELLANEOUS MANUFACTURING: 5.2%
         353,300       L       Pall Corp.                                                     10,726,188
       1,101,395     @@,L      Tyco Intl., Ltd.                                               32,160,734
                                                                                        ----------------
                                                                                              42,886,922
                                                                                        ----------------
                               OIL AND GAS: 6.1%
         607,000       L       Anadarko Petroleum Corp.                                       49,865,050
           5,645      @,L      Bill Barrett Corp.                                                166,979
                                                                                        ----------------
                                                                                              50,032,029
                                                                                        ----------------
                               OIL AND GAS SERVICES: 6.2%
         495,700      @,L      Grant Prideco, Inc.                                            13,111,265
         656,400      @,L      Weatherford Intl. Ltd.                                         38,058,072
                                                                                        ----------------
                                                                                              51,169,337
                                                                                        ----------------
                               PHARMACEUTICALS: 8.6%
         136,500      @,L      Alkermes, Inc.                                                  1,804,530
         997,044      @,L      Forest Laboratories, Inc.                                      38,735,160
         499,600      @,L      ImClone Systems, Inc.                                          15,472,612
          94,400      @,L      Isis Pharmaceuticals, Inc.                                        369,104
         326,700       @       King Pharmaceuticals, Inc.                                      3,404,214
          74,600      @,L      Nabi Biopharmaceuticals                                         1,136,158
          80,050               Pfizer, Inc.                                                    2,207,779
          67,832      @@       Teva Pharmaceutical Industries Ltd. ADR                         2,112,288

                 See Accompanying Notes to Financial Statements

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS (CONTINUED)
         306,600       L       Valeant Pharmaceuticals Intl.                            $      5,405,358
          27,445       @       ViaCell, Inc.                                                     292,289
                                                                                        ----------------
                                                                                              70,939,492
                                                                                        ----------------
                               RETAIL: 0.2%
         193,300      @,L      Charming Shoppes                                                1,803,489
                                                                                        ----------------
                                                                                               1,803,489
                                                                                        ----------------
                               SEMICONDUCTORS: 6.1%
         178,700      @,L      Broadcom Corp.                                                  6,345,637
         328,000      @,L      Cirrus Logic, Inc.                                              1,741,680
         117,000      @,L      Cree, Inc.                                                      2,979,990
          86,600       @       DSP Group, Inc.                                                 2,067,142
          92,029       @       Freescale Semiconductor, Inc.                                   1,949,174
         543,100               Intel Corp.                                                    14,153,186
       1,749,000      @,L      Micron Technology, Inc.                                        17,857,290
         236,100      @,L      Teradyne, Inc.                                                  2,826,117
                                                                                        ----------------
                                                                                              49,920,216
                                                                                        ----------------
                               SOFTWARE: 1.7%
          97,800      @,L      Advent Software, Inc.                                           1,981,428
         214,400       L       Autodesk, Inc.                                                  7,368,928
         176,900               Microsoft Corp.                                                 4,394,196
                                                                                        ----------------
                                                                                              13,744,552
                                                                                        ----------------
                               TELECOMMUNICATIONS: 3.4%
         254,100       @       C-COR.net Corp.                                                 1,740,585
             726       @       Enterasys Networks, Inc.                                              653
       1,020,200               Motorola, Inc.                                                 18,628,852
         302,900     @@,L      Nokia Oyj ADR                                                   5,040,256
         475,100      @,L      RF Micro Devices, Inc.                                          2,579,793
                                                                                        ----------------
                                                                                              27,990,139
                                                                                        ----------------
                               Total Common Stock
                                  (Cost $668,661,627)                                        818,386,217
                                                                                        ----------------

PRINCIPAL
AMOUNT                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 36.3%
                               FEDERAL HOME LOAN BANK: 14.9%
$    122,000,000               Federal Home Loan Bank Discount Notes, 2.300%,
                                  due 07/01/05                                          $    121,992,205
                                                                                        ----------------
                               Total Federal Home Loan Bank (Cost
                                  $122,000,000)                                              121,992,205
                                                                                        ----------------
                               SECURITIES LENDING COLLATERAL++: 21.4%
     176,014,401               The Bank of New York Institutional Cash
                                  Reserves Fund                                              176,014,401
                                                                                        ----------------
                               Total Securities Lending Collateral (Cost
                                  $176,014,401)                                              176,014,401
                                                                                        ----------------
                               Total Short-Term Investments
                                  (Cost $298,014,401)                                        298,006,606
                                                                                        ----------------
                               TOTAL INVESTMENTS IN SECURITIES (COST
                                  $966,676,028)*                               135.9%   $  1,116,392,823
                               OTHER ASSETS AND LIABILITIES-NET                (35.9)       (295,060,787)
                                                                               ------   ----------------
                               NET ASSETS                                      100.0%   $    821,332,036
                                                                               =====    ================

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $968,021,122. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                   $    181,565,703
                        Gross Unrealized Depreciation                                        (33,194,002)
                                                                                        ----------------
                        Net Unrealized Appreciation                                     $    148,371,701
                                                                                        ================

                 See Accompanying Notes to Financial Statements

ING SALOMON BROTHERS                                    PORTFOLIO OF INVESTMENTS
FUNDAMENTAL VALUE PORTFOLIO                      AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Media                                                  8.7%
Pharmaceuticals                                        8.1%
Insurance                                              8.1%
Oil and Gas                                            7.5%
Diversified Financial Services                         6.8%
Telecommunications                                     6.4%
Semiconductors                                         5.2%
Oil and Gas Services                                   3.9%
Food                                                   3.0%
Mining                                                 2.9%
Chemicals                                              2.9%
Banks                                                  2.8%
Aerospace/Defense                                      2.7%
Retail                                                 2.5%
Electronics                                            2.4%
Other                                                 19.5%

*   Excludes other assets and liabilities of 6.6% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK: 93.4%
                               ADVERTISING: 0.5%
          27,600       @       Interpublic Group of Cos., Inc.                          $        336,168
                                                                                        ----------------
                                                                                                 336,168
                                                                                        ----------------
                               AEROSPACE/DEFENSE: 2.7%
           9,600               Boeing Co.                                                        633,600
          28,700               Raytheon Co.                                                    1,122,744
                                                                                        ----------------
                                                                                               1,756,344
                                                                                        ----------------
                               AIRLINES: 1.3%
          58,000               Southwest Airlines Co.                                            807,940
                                                                                        ----------------
                                                                                                 807,940
                                                                                        ----------------
                               AUTO PARTS AND EQUIPMENT: 0.5%
           6,000               BorgWarner, Inc.                                                  322,020
                                                                                        ----------------
                                                                                                 322,020
                                                                                        ----------------
                               BANKS: 2.8%
              94      @@       Mitsubishi Tokyo Financial Group, Inc.                            793,099
          12,100               State Street Corp.                                                583,825
          14,800               The Bank of New York Co., Inc.                                    425,944
                                                                                        ----------------
                                                                                               1,802,868
                                                                                        ----------------
                               BEVERAGES: 0.2%
           2,000               Molson Coors Brewing Co.                                          124,000
                                                                                        ----------------
                                                                                                 124,000
                                                                                        ----------------
                               BIOTECHNOLOGY: 1.4%
           5,800       @       Amgen, Inc.                                                       350,668
          52,000       @       Aphton Corp.                                                       38,480
          27,929       @       Enzo Biochem, Inc.                                       $        500,767
                                                                                        ----------------
                                                                                                 889,915
                                                                                        ----------------
                               CHEMICALS: 2.9%
          18,800               Dow Chemical Co.                                                  837,164
          13,300               E.I. du Pont de Nemours & Co.                                     572,033
          16,600               Engelhard Corp.                                                   473,930
                                                                                        ----------------
                                                                                               1,883,127
                                                                                        ----------------
                               COMPUTERS: 0.8%
          20,000       @       Electronics for Imaging                                           420,800
           9,500       @       Maxwell Technologies, Inc.                                        115,805
                                                                                        ----------------
                                                                                                 536,605
                                                                                        ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 6.8%
          17,400               American Express Co.                                              926,202
          31,456               J.P. Morgan Chase & Co.                                         1,111,026
          35,200               MBNA Corp.                                                        920,832
          13,500               Merrill Lynch & Co., Inc.                                         742,635
          12,500               Morgan Stanley                                                    655,875
                                                                                        ----------------
                                                                                               4,356,570
                                                                                        ----------------
                               ELECTRONICS: 2.4%
          28,900       @       Agilent Technologies, Inc.                                        665,278
         239,700       @       Solectron Corp.                                                   908,463
                                                                                        ----------------
                                                                                               1,573,741
                                                                                        ----------------
                               FOOD: 3.0%
          38,200               Safeway, Inc.                                                     862,938
          40,900      @@       Unilever PLC                                                      393,643
          17,700      @@       Unilever PLC ADR                                                  687,645
                                                                                        ----------------
                                                                                               1,944,226
                                                                                        ----------------
                               FOREST PRODUCTS AND PAPER: 1.3%
          13,100               Weyerhaeuser Co.                                                  833,815
                                                                                        ----------------
                                                                                                 833,815
                                                                                        ----------------
                               HEALTHCARE-PRODUCTS: 2.2%
           5,400       @       Boston Scientific Corp.                                           145,800
           5,486       @       FHC Delaware, Inc.                                                 34,672
          19,200               Johnson & Johnson                                               1,248,000
                                                                                        ----------------
                                                                                               1,428,472
                                                                                        ----------------
                               INSURANCE: 8.1%
           9,700               AMBAC Financial Group, Inc.                                       676,672
          12,600               American Intl. Group, Inc.                                        732,060
          11,000               Chubb Corp.                                                       941,710
          31,100       @       CNA Surety Corp.                                                  461,835
           6,900               Hartford Financial Services Group, Inc.                           515,982
          11,500               MGIC Investment Corp.                                             750,030
          28,800               PMI Group, Inc.                                                 1,122,624
                                                                                        ----------------
                                                                                               5,200,913
                                                                                        ----------------
                               INTERNET: 0.4%
           7,100       @       IAC/InterActiveCorp.                                              170,755
          21,400       @       RealNetworks, Inc.                                                106,358
                                                                                        ----------------
                                                                                                 277,113
                                                                                        ----------------
                               IRON/STEEL: 0.2%
           7,000               Allegheny Technologies, Inc.                                      154,420
                                                                                        ----------------
                                                                                                 154,420
                                                                                        ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
                               MACHINERY-CONSTRUCTION AND MINING: 1.4%
           9,600               Caterpillar, Inc.                                        $        914,976
                                                                                        ----------------
                                                                                                 914,976
                                                                                        ----------------
                               MACHINERY-DIVERSIFIED: 0.6%
           5,500               Deere & Co.                                                       360,195
                                                                                        ----------------
                                                                                                 360,195
                                                                                        ----------------
                               MEDIA: 8.7%
           9,800               Clear Channel Communications, Inc.                                303,114
          29,900       @       Comcast Corp.                                                     895,505
          53,200               News Corp.-Class A                                                860,776
          44,800               News Corp.-Class B                                                755,328
          27,800      @@       Pearson PLC                                                       326,687
          56,700       @       Time Warner, Inc.                                                 947,456
          20,600               Viacom, Inc.                                                      659,612
          32,900               Walt Disney Co.                                                   828,422
                                                                                        ----------------
                                                                                               5,576,900
                                                                                        ----------------
                               MINING: 2.9%
          27,600               Alcoa, Inc.                                                       721,188
          15,000               Newmont Mining Corp.                                              585,450
          17,600       @       RTI International Metals, Inc.                                    552,816
          14,900       @       WGI Heavy Minerals, Inc.                                           26,820
                                                                                        ----------------
                                                                                               1,886,274
                                                                                        ----------------
                               MISCELLANEOUS MANUFACTURING: 1.8%
          15,100               Honeywell Intl., Inc.                                             553,113
          21,700      @@       Tyco Intl. Ltd.                                                   633,640
                                                                                        ----------------
                                                                                               1,186,753
                                                                                        ----------------
                               OFFICE/BUSINESS EQUIPMENT: 0.4%
          24,500               IKON Office Solutions, Inc.                                       232,995
                                                                                        ----------------
                                                                                                 232,995
                                                                                        ----------------
                               OIL AND GAS: 7.5%
          12,000               Anadarko Petroleum Corp.                                          985,800
           2,900      @@       BP PLC ADR                                                        180,902
          13,600      @@       Canadian Natural Resources Ltd.                                   494,768
          11,800               ChevronTexaco Corp.                                               659,856
           3,800               ConocoPhillips                                                    218,462
           8,700               Exxon Mobil Corp.                                                 499,989
          14,900               GlobalSantaFe Corp.                                               607,920
          22,600               Murphy Oil Corp.                                                1,180,398
                                                                                        ----------------
                                                                                               4,828,095
                                                                                        ----------------
                               OIL AND GAS SERVICES: 3.9%
          14,600               Baker Hughes, Inc.                                                746,936
          23,700               Halliburton Co.                                                 1,133,334
           7,900               Schlumberger Ltd.                                                 599,926
                                                                                        ----------------
                                                                                               2,480,196
                                                                                        ----------------
                               PHARMACEUTICALS: 8.1%
          23,200               Abbott Laboratories                                             1,137,032
           3,000               Eli Lilly & Co.                                                   167,130
          18,600      @@       GlaxoSmithKline PLC ADR                                           902,286
          22,400      @@       Novartis AG ADR                                                 1,062,656
          33,400               Pfizer, Inc.                                                      921,172
          23,700               Wyeth                                                           1,054,650
                                                                                        ----------------
                                                                                               5,244,926
                                                                                        ----------------
                               PIPELINES: 1.3%
           5,800       @       Dynegy, Inc.                                                       28,188
          43,500               Williams Cos., Inc.                                      $        826,500
                                                                                        ----------------
                                                                                                 854,688
                                                                                        ----------------
                               REAL ESTATE INVESTMENT TRUSTS: 0.4%
          14,300               Digital Realty Trust, Inc.                                        248,534
                                                                                        ----------------
                                                                                                 248,534
                                                                                        ----------------
                               RETAIL: 2.5%
          18,200               Costco Wholesale Corp.                                            815,724
          20,300               Home Depot, Inc.                                                  789,670
                                                                                        ----------------
                                                                                               1,605,394
                                                                                        ----------------
                               SEMICONDUCTORS: 5.2%
          41,700               Applied Materials, Inc.                                           674,706
           8,300       @       Novellus Systems, Inc.                                            205,093
           3,200     @@,#      Samsung Electronics Co. Ltd. GDR                                  764,780
          99,879      @@       Taiwan Semiconductor Manufacturing Co. Ltd. ADR                   910,895
          29,200               Texas Instruments, Inc.                                           819,644
                                                                                        ----------------
                                                                                               3,375,118
                                                                                        ----------------
                               SOFTWARE: 2.4%
          56,600       @       Micromuse, Inc.                                                   320,356
          47,900               Microsoft Corp.                                                 1,189,836
                                                                                        ----------------
                                                                                               1,510,192
                                                                                        ----------------
                               TELECOMMUNICATIONS: 6.4%
          28,800       @       Cisco Systems, Inc.                                               550,368
         247,100       @       Lucent Technologies, Inc.                                         719,061
          44,400               Motorola, Inc.                                                    810,744
          36,600      @@       Nokia Oyj ADR                                                     609,024
          23,700               SBC Communications, Inc.                                          562,875
          34,800      @@       Vodafone Group PLC ADR                                            846,336
                                                                                        ----------------
                                                                                               4,098,408
                                                                                        ----------------
                               TOYS/GAMES/HOBBIES: 2.4%
          42,100               Hasbro, Inc.                                                      875,259
          35,500               Mattel, Inc.                                                      649,650
                                                                                        ----------------
                                                                                               1,524,909
                                                                                        ----------------
                               Total Common Stock
                                  (Cost $50,274,837)                                          60,156,810
                                                                                        ----------------
                               TOTAL INVESTMENTS IN SECURITIES (COST
                                  $50,274,837)*                                 93.4%   $     60,156,810
                               OTHER ASSETS AND LIABILITIES-NET                  6.6           4,227,120
                                                                               -----    ----------------
                               NET ASSETS                                      100.0%   $     64,383,930
                                                                               =====    ================

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $50,506,377. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                   $     11,169,097
                        Gross Unrealized Depreciation                                         (1,518,664)
                                                                                        ----------------
                        Net Unrealized Appreciation                                     $      9,650,433
                                                                                        ================

                 See Accompanying Notes to Financial Statements

ING SALOMON BROTHERS                                    PORTFOLIO OF INVESTMENTS
LARGE CAP GROWTH PORTFOLIO                       AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Biotechnology                                         13.2%
Internet                                              11.5%
Semiconductors                                         9.9%
Telecommunications                                     8.8%
Pharmaceuticals                                        7.0%
Diversified Financial Services                         6.8%
Media                                                  6.4%
Insurance                                              5.7%
Software                                               5.7%
Retail                                                 5.5%
Cosmetics/Personal Care                                4.3%
Other                                                 14.9%

*   Excludes other assets and liabilities of 0.3% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.7%
                               BEVERAGES: 3.2%
          49,300               Coca-Cola Co.                                            $      2,058,275
                                                                                        ----------------
                                                                                               2,058,275
                                                                                        ----------------
                               BIOTECHNOLOGY: 13.2%
          49,300       @       Amgen, Inc.                                                     2,980,678
          43,200       @       Biogen Idec, Inc.                                               1,488,240
          49,300       @       Genentech, Inc.                                                 3,957,804
                                                                                        ----------------
                                                                                               8,426,722
                                                                                        ----------------
                               COMPUTERS: 3.5%
          56,300       @       Dell, Inc.                                                      2,224,413
                                                                                        ----------------
                                                                                               2,224,413
                                                                                        ----------------
                               COSMETICS/PERSONAL CARE: 4.3%
          54,500               Gillette Co.                                                    2,759,335
                                                                                        ----------------
                                                                                               2,759,335
                                                                                        ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 6.8%
          43,200               Merrill Lynch & Co., Inc.                                       2,376,432
          37,900               Morgan Stanley                                                  1,988,613
                                                                                        ----------------
                                                                                               4,365,045
                                                                                        ----------------
                               FOOD: 2.7%
          24,700               Wm. Wrigley Jr. Co.                                             1,700,348
                                                                                        ----------------
                                                                                               1,700,348
                                                                                        ----------------
                               HEALTHCARE-PRODUCTS: 2.8%
          27,200               Johnson & Johnson                                               1,768,000
                                                                                        ----------------
                                                                                               1,768,000
                                                                                        ----------------
                               INSURANCE: 5.7%
          29,500               American Intl. Group, Inc.                               $      1,713,950
              23       @       Berkshire Hathaway, Inc.                                        1,920,500
                                                                                        ----------------
                                                                                               3,634,450
                                                                                        ----------------
                               INTERNET: 11.5%
          43,200       @       Akamai Technologies, Inc.                                         567,216
          98,700       @       Amazon.com, Inc.                                                3,264,996
          43,200       @       eBay, Inc.                                                      1,426,032
          86,300       @       IAC/InterActiveCorp.                                            2,075,515
                                                                                        ----------------
                                                                                               7,333,759
                                                                                        ----------------
                               MEDIA: 6.4%
         148,300       @       Time Warner, Inc.                                               2,478,093
          62,400               Walt Disney Co.                                                 1,571,232
                                                                                        ----------------
                                                                                               4,049,325
                                                                                        ----------------
                               MISCELLANEOUS MANUFACTURING: 2.7%
          49,300               General Electric Co.                                            1,708,245
                                                                                        ----------------
                                                                                               1,708,245
                                                                                        ----------------
                               PHARMACEUTICALS: 7.0%
          37,000               Eli Lilly & Co.                                                 2,061,270
          86,300               Pfizer, Inc.                                                    2,380,154
                                                                                        ----------------
                                                                                               4,441,424
                                                                                        ----------------
                               RETAIL: 5.5%
          24,700       @       Bed Bath & Beyond, Inc.                                         1,031,966
          64,200               Home Depot, Inc.                                                2,497,380
                                                                                        ----------------
                                                                                               3,529,346
                                                                                        ----------------
                               SEMICONDUCTORS: 9.9%
          86,300               Intel Corp.                                                     2,248,978
          98,700               Texas Instruments, Inc.                                         2,770,509
          50,400               Xilinx, Inc.                                                    1,285,200
                                                                                        ----------------
                                                                                               6,304,687
                                                                                        ----------------
                               SOFTWARE: 5.7%
          17,500       @       Electronic Arts, Inc.                                             990,675
          74,400               Microsoft Corp.                                                 1,848,096
          61,600       @       Red Hat, Inc.                                                     806,960
                                                                                        ----------------
                                                                                               3,645,731
                                                                                        ----------------
                               TELECOMMUNICATIONS: 8.8%
          86,300       @       Cisco Systems, Inc.                                             1,649,193
          67,900       @       Juniper Networks, Inc.                                          1,709,722
         123,400               Motorola, Inc.                                                  2,253,284
                                                                                        ----------------
                                                                                               5,612,199
                                                                                        ----------------
                               Total Common Stock
                                  (Cost $63,695,102)                                          63,561,304
                                                                                        ----------------
                               TOTAL INVESTMENTS IN SECURITIES (COST
                                  $63,695,102)*                                 99.7%   $     63,561,304
                               OTHER ASSETS AND LIABILITIES-NET                  0.3             197,569
                                                                               -----    ----------------
                               NET ASSETS                                      100.0%   $     63,758,873
                                                                               =====    ================

@    Non-income producing security
* Cost for federal income tax purposes is $64,098,536. Net unrealized depreciation consists of:

                        Gross Unrealized Appreciation                                   $      2,454,911
                        Gross Unrealized Depreciation                                         (2,992,143)
                                                                                        ----------------
                        Net Unrealized Depreciation                                     $       (537,232)
                                                                                        ================

                 See Accompanying Notes to Financial Statements

ING T. ROWE PRICE DIVERSIFIED                           PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO                         AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Semiconductors                                         9.0%
Healthcare-Products                                    7.0%
Commercial Services                                    6.9%
Software                                               6.8%
Retail                                                 5.8%
Banks                                                  4.7%
Healthcare-Services                                    4.7%
Diversified Financial Services                         4.6%
Lodging                                                4.5%
Pharmaceuticals                                        4.2%
Biotechnology                                          3.7%
Computers                                              3.4%
Media                                                  3.4%
Telecommunications                                     3.4%
Internet                                               2.9%
Insurance                                              2.6%
Oil and Gas                                            2.5%
Other                                                 19.8%

* Excludes other assets and liabilities of (3.9)% of net assets and 4.0% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK: 99.9%
                               ADVERTISING: 2.0%
          95,600       @,L     Getty Images, Inc.                                       $      7,099,256
          79,300               Harte-Hanks, Inc.                                               2,357,589
          53,700        @      Lamar Advertising Co.                                           2,296,749
          68,800               Omnicom Group, Inc.                                             5,494,368
          87,100       @@      WPP Group PLC ADR                                               4,446,455
                                                                                        ----------------
                                                                                              21,694,417
                                                                                        ----------------
                               AEROSPACE/DEFENSE: 1.1%
         147,700       @@      Empresa Brasileira de Aeronautica SA ADR                        4,884,439
         160,100               Rockwell Collins, Inc.                                          7,633,568
                                                                                        ----------------
                                                                                              12,518,007
                                                                                        ----------------
                               AGRICULTURE: 0.4%
          77,100               Delta & Pine Land Co.                                           1,932,126
          47,000               Monsanto Co.                                                    2,954,890
                                                                                        ----------------
                                                                                               4,887,016
                                                                                        ----------------
                               AIRLINES: 0.5%
         138,200               Skywest, Inc.                                                   2,512,476
         194,400               Southwest Airlines Co.                                          2,707,992
                                                                                        ----------------
                                                                                               5,220,468
                                                                                        ----------------
                               APPAREL: 0.4%
         126,600        @      Coach, Inc.                                                     4,249,962
                                                                                        ----------------
                                                                                               4,249,962
                                                                                        ----------------
                               BANKS: 4.7%
          71,800               Boston Private Financial Holdings, Inc.                  $      1,809,360
          29,200               City National Corp.                                             2,093,932
          81,900               East-West Bancorp, Inc.                                         2,751,021
          48,200        L      First Horizon National Corp.                                    2,034,040
         105,900        L      Investors Financial Services Corp.                              4,005,138
         190,100               Mellon Financial Corp.                                          5,453,969
         107,550               North Fork Bancorporation, Inc.                                 3,021,080
         220,600               Northern Trust Corp.                                           10,057,154
         208,000               State Street Corp.                                             10,036,000
          55,700       @,L     SVB Financial Group                                             2,668,030
         196,800               Synovus Financial Corp.                                         5,642,256
         152,800               UCBH Holdings, Inc.                                             2,481,472
                                                                                        ----------------
                                                                                              52,053,452
                                                                                        ----------------
                               BEVERAGES: 0.2%
          81,200      @,@@     Cott Corp.                                                      1,772,596
                                                                                        ----------------
                                                                                               1,772,596
                                                                                        ----------------
                               BIOTECHNOLOGY: 3.7%
          81,500       @,L     Celgene Corp.                                                   3,322,755
          52,300        @      Charles River Laboratories Intl., Inc.                          2,523,475
         300,400     @,@@,L    deCODE Genetics, Inc.                                           2,820,756
         311,400        @      Diversa Corp.                                                   1,622,394
          37,700        @      Genzyme Corp.                                                   2,265,393
         180,500       @,L     Human Genome Sciences, Inc.                                     2,090,190
          57,500       @,L     Integra LifeSciences Holdings Corp.                             1,679,000
          43,200        @      Invitrogen Corp.                                                3,598,128
          68,000       @,L     Martek Biosciences Corp.                                        2,580,600
          77,600        @      MedImmune, Inc.                                                 2,073,472
         196,300       @,L     Millennium Pharmaceuticals, Inc.                                1,819,701
          63,800       @,L     Millipore Corp.                                                 3,619,374
         128,200       @,L     Nektar Therapeutics                                             2,158,888
         111,900       @,L     Protein Design Labs, Inc.                                       2,261,499
         282,400     @,@@,L    Qiagen NV                                                       3,258,896
         194,100       @,L     Vertex Pharmaceuticals, Inc.                                    3,268,644
                                                                                        ----------------
                                                                                              40,963,165
                                                                                        ----------------
                               BUILDING MATERIALS: 0.1%
          39,300       @,L     Trex Co, Inc.                                                   1,010,010
                                                                                        ----------------
                                                                                               1,010,010
                                                                                        ----------------
                               CHEMICALS: 1.2%
          61,300               Ecolab, Inc.                                                    1,983,668
          68,300               Engelhard Corp.                                                 1,949,965
          54,800               Praxair, Inc.                                                   2,553,680
          34,200               Sigma-Aldrich Corp.                                             1,916,568
          77,300        @      Symyx Technologies                                              2,162,854
          66,200               Valspar Corp.                                                   3,196,798
                                                                                        ----------------
                                                                                              13,763,533
                                                                                        ----------------
                               COMMERCIAL SERVICES: 6.9%
          64,100        @      Apollo Group, Inc.                                              5,013,902
          78,100               Aramark Corp.                                                   2,061,840
          81,600        @      Career Education Corp.                                          2,987,376
         108,900        @      ChoicePoint, Inc.                                               4,361,445
          61,300               Corporate Executive Board Co.                                   4,801,629
          64,600        @      DeVry, Inc.                                                     1,285,540

                 See Accompanying Notes to Financial Statements

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
                               COMMERCIAL SERVICES (CONTINUED)
         167,700        @      Education Management Corp.                               $      5,656,521
          86,300               Equifax, Inc.                                                   3,081,773
          41,000               H&R Block, Inc.                                                 2,392,350
         178,000       @,L     Iron Mountain, Inc.                                             5,521,560
          65,300       @,L     ITT Educational Services, Inc.                                  3,488,326
         107,100        @      LECG Corp.                                                      2,276,946
          79,100               Manpower, Inc.                                                  3,146,598
         208,400               MoneyGram Intl., Inc.                                           3,984,608
         237,000               Moody's Corp.                                                  10,655,520
         200,600               Paychex, Inc.                                                   6,527,524
         241,300        L      Robert Half Intl., Inc.                                         6,025,261
          81,500        @      Universal Technical Institute, Inc.                             2,705,800
                                                                                        ----------------
                                                                                              75,974,519
                                                                                        ----------------
                               COMPUTERS: 3.4%
          56,900       @,L     Affiliated Computer Services, Inc.                              2,907,590
         144,600        @      Cadence Design Systems, Inc.                                    1,975,236
         131,700        @      Cognizant Technology Solutions Corp.                            6,207,021
          47,000        @      DST Systems, Inc.                                               2,199,600
          94,300               Factset Research Systems, Inc.                                  3,379,712
         183,400               Jack Henry & Associates, Inc.                                   3,358,054
          88,700        @      Lexmark Intl., Inc.                                             5,750,421
          72,500        @      Mercury Computer Systems, Inc.                                  1,984,325
          78,800               National Instruments Corp.                                      1,670,560
          71,300        @      Network Appliance, Inc.                                         2,015,651
          49,200     @,@@,L    Research In Motion Ltd.                                         3,628,500
         114,800        @      Synopsys, Inc.                                                  1,913,716
                                                                                        ----------------
                                                                                              36,990,386
                                                                                        ----------------
                               DISTRIBUTION/WHOLESALE: 0.5%
          87,900               CDW Corp.                                                       5,018,211
                                                                                        ----------------
                                                                                               5,018,211
                                                                                        ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 4.6%
          50,600               A.G. Edwards, Inc.                                              2,284,590
         208,600       @,L     Ameritrade Holding Corp.                                        3,877,874
         164,900       @@      Amvescap PLC ADR                                                1,980,449
         524,600               Charles Schwab Corp.                                            5,917,488
         270,100               Eaton Vance Corp.                                               6,458,091
          70,500               Federated Investors, Inc.                                       2,115,705
          53,600       @,L     First Marblehead Corp.                                          1,879,216
         120,100               Franklin Resources, Inc.                                        9,245,298
         144,500     @,@@,L    Lazard Ltd.                                                     3,359,625
          71,100               Legg Mason, Inc.                                                7,402,221
         121,300               Nuveen Investments, Inc.                                        4,563,306
          68,800               Raymond James Financial, Inc.                                   1,943,600
                                                                                        ----------------
                                                                                              51,027,463
                                                                                        ----------------
                               ELECTRICAL COMPONENTS AND EQUIPMENT: 0.6%
          44,500               Ametek, Inc.                                                    1,862,325
          62,500        @      Littelfuse, Inc.                                                1,740,625
         127,100               Molex, Inc.                                                     2,984,308
                                                                                        ----------------
                                                                                               6,587,258
                                                                                        ----------------
                               ELECTRONICS: 2.1%
          98,000               Applera Corp.-Applied Biosystems Group                          1,927,660
          72,200       @,L     Cymer, Inc.                                                     1,902,470
          20,900        @      Dolby Laboratories, Inc.                                 $        461,054
          81,700       @,L     Flir Systems, Inc.                                              2,437,928
         124,000               Gentex Corp.                                                    2,256,800
          92,700        @      II-VI, Inc.                                                     1,704,753
         188,900        @      Jabil Circuit, Inc.                                             5,804,897
          41,300      @,@@     Mettler Toledo Intl., Inc.                                      1,923,754
         269,800               Symbol Technologies, Inc.                                       2,662,926
          71,100        @      Waters Corp.                                                    2,642,787
                                                                                        ----------------
                                                                                              23,725,029
                                                                                        ----------------
                               ENTERTAINMENT: 0.9%
          61,500        @      DreamWorks Animation SKG, Inc.                                  1,611,300
         190,300               International Game Technology                                   5,356,945
         100,550       @,L     Shuffle Master, Inc.                                            2,818,417
                                                                                        ----------------
                                                                                               9,786,662
                                                                                        ----------------
                               ENVIRONMENTAL CONTROL: 0.3%
          58,200       @,L     Stericycle, Inc.                                                2,928,624
                                                                                        ----------------
                                                                                               2,928,624
                                                                                        ----------------
                               FOOD: 0.8%
          35,000               Hershey Foods Corp.                                             2,173,500
          63,000               McCormick & Co., Inc.                                           2,058,840
          87,742               Tootsie Roll Industries, Inc.                                   2,566,454
          30,000               Wm. Wrigley Jr. Co.                                             2,065,200
                                                                                        ----------------
                                                                                               8,863,994
                                                                                        ----------------
                               HEALTHCARE-PRODUCTS: 7.0%
          68,800       @,L     Arthrocare Corp.                                                2,403,872
          58,100        L      Bausch & Lomb, Inc.                                             4,822,300
          47,900               Beckman Coulter, Inc.                                           3,045,003
          62,400               Becton Dickinson & Co.                                          3,274,128
         188,300               Biomet, Inc.                                                    6,522,711
          85,000               C.R. Bard, Inc.                                                 5,653,350
          50,400               Cooper Cos., Inc.                                               3,067,344
          52,100               Dentsply Intl., Inc.                                            2,813,400
          72,000        @      Edwards Lifesciences Corp.                                      3,097,440
          55,000        @      Gen-Probe, Inc.                                                 1,992,650
         105,000        @      Henry Schein, Inc.                                              4,359,600
          39,100        @      Inamed Corp.                                                    2,618,527
         103,000       @,L     Kyphon, Inc.                                                    3,583,370
          61,200        @      Patterson Cos., Inc.                                            2,758,896
          44,700        @      Resmed, Inc.                                                    2,949,753
          85,000        @      Respironics, Inc.                                               3,069,350
          64,200       @@      Smith & Nephew PLC ADR                                          3,172,122
          69,800        @      St. Jude Medical, Inc.                                          3,043,978
          58,300        @      Sybron Dental Specialties, Inc.                                 2,193,246
          76,900        @      Techne Corp.                                                    3,530,479
         123,100        @      Varian Medical Systems, Inc.                                    4,595,323
          98,800        @      Wright Medical Group, Inc.                                      2,637,960
          25,100        @      Zimmer Holdings, Inc.                                           1,911,867
                                                                                        ----------------
                                                                                              77,116,669
                                                                                        ----------------
                               HEALTHCARE-SERVICES: 4.7%
         100,600        @      Coventry Health Care, Inc.                                      7,117,450
          63,800        @      DaVita, Inc.                                                    2,901,624
          84,600        L      Health Management Associates, Inc.                              2,214,828
         129,000        @      Laboratory Corp. of America Holdings                            6,437,100
          85,800        @      Lincare Holdings, Inc.                                          3,504,072
          88,400               Manor Care, Inc.                                                3,512,132

                 See Accompanying Notes to Financial Statements

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
                               HEALTHCARE-SERVICES (CONTINUED)
         150,000               Quest Diagnostics, Inc.                                  $      7,990,500
         157,500        @      WellChoice, Inc.                                               10,941,525
         110,600        @      WellPoint, Inc.                                                 7,702,184
                                                                                        ----------------
                                                                                              52,321,415
                                                                                        ----------------
                               HOME BUILDERS: 1.6%
          33,100               Centex Corp.                                                    2,339,177
          33,600               KB Home                                                         2,561,328
          35,300               Lennar Corp.                                                    2,239,785
          27,000               Pulte Homes, Inc.                                               2,274,750
          99,200               Thor Industries, Inc.                                           3,117,856
          25,200       @,L     Toll Brothers, Inc.                                             2,559,060
          89,600        L      Winnebago Industries, Inc.                                      2,934,400
                                                                                        ----------------
                                                                                              18,026,356
                                                                                        ----------------
                               HOME FURNISHINGS: 0.3%
          38,200               Harman Intl. Industries, Inc.                                   3,107,952
                                                                                        ----------------
                                                                                               3,107,952
                                                                                        ----------------
                               HOUSEHOLD PRODUCTS/WARES: 0.2%
          42,800        L      Avery Dennison Corp.                                            2,266,688
                                                                                        ----------------
                                                                                               2,266,688
                                                                                        ----------------
                               INSURANCE: 2.6%
          44,200               AMBAC Financial Group, Inc.                                     3,083,392
          43,600      @,@@     Arch Capital Group Ltd.                                         1,964,180
          72,000               Arthur J. Gallagher & Co.                                       1,953,360
          64,100       @@      Axis Capital Holdings Ltd.                                      1,814,030
          40,600               Brown & Brown, Inc.                                             1,824,564
           6,300        @      Markel Corp                                                     2,135,700
         103,500               Marsh & McLennan Cos., Inc.                                     2,866,950
          56,000        L      MBIA, Inc.                                                      3,321,360
          31,900               MGIC Investment Corp.                                           2,080,518
          41,100               Radian Group, Inc.                                              1,940,742
          42,800      @@,L     RenaissanceRe Holdings Ltd.                                     2,107,472
          31,200        @      Triad Guaranty, Inc.                                            1,572,168
          77,200      @@,L     Willis Group Holdings Ltd.                                      2,525,984
                                                                                        ----------------
                                                                                              29,190,420
                                                                                        ----------------
                               INTERNET: 2.9%
         125,400       @,L     Amazon.com, Inc.                                                4,148,232
         137,500      @,@@     Check Point Software Technologies                               2,722,500
          44,800        @      F5 Networks, Inc.                                               2,116,128
          97,200       @,L     Internet Security Systems, Inc.                                 1,972,188
         211,300       @,L     Matrixone, Inc.                                                 1,056,500
         199,800        @      McAfee, Inc.                                                    5,230,764
         242,700        @      Monster Worldwide, Inc.                                         6,960,636
          71,800      @,@@     SINA Corp.                                                      2,003,220
         126,300        @      VeriSign, Inc.                                                  3,632,388
          41,300       @,L     Websense, Inc.                                                  1,984,465
                                                                                        ----------------
                                                                                              31,827,021
                                                                                        ----------------
                               LEISURE TIME: 1.4%
          43,900               Brunswick Corp.                                                 1,901,748
          38,300        L      Harley-Davidson, Inc.                                           1,899,680
         150,900        L      Royal Caribbean Cruises Ltd.                                    7,297,524
          91,700               Sabre Holdings Corp.                                            1,829,415
          71,200       @,L     WMS Industries, Inc.                                            2,403,000
                                                                                        ----------------
                                                                                              15,331,367
                                                                                        ----------------
                               LODGING: 4.5%
         113,800               Boyd Gaming Corp.                                               5,818,594
         110,600               Choice Hotels International, Inc.                               7,266,420
          78,100       @@      Fairmont Hotels & Resorts, Inc.                          $      2,720,223
          73,000               Harrah's Entertainment, Inc.                                    5,261,110
         139,800               Hilton Hotels Corp.                                             3,334,230
         150,500               Marriott Intl., Inc.                                           10,267,110
         154,000               Station Casinos, Inc.                                          10,225,600
         100,600       @,L     Wynn Resorts Ltd.                                               4,755,362
                                                                                        ----------------
                                                                                              49,648,649
                                                                                        ----------------
                               MACHINERY-DIVERSIFIED: 0.5%
          51,100               IDEX Corp.                                                      1,972,971
          87,100        @      Zebra Technologies Corp.                                        3,814,109
                                                                                        ----------------
                                                                                               5,787,080
                                                                                        ----------------
                               MEDIA: 3.4%
         141,500       @,L     Citadel Broadcasting Corp.                                      1,620,175
         114,700        @      Cox Radio, Inc.                                                 1,806,525
         138,300       @,L     Cumulus Media, Inc.                                             1,629,174
          43,100               E.W. Scripps Co.                                                2,103,280
          61,700        @      Entercom Communications Corp.                                   2,053,993
          70,600               McGraw-Hill Cos., Inc.                                          3,124,050
          47,100               Meredith Corp.                                                  2,310,726
          57,800        L      New York Times Co.                                              1,800,470
         220,500       @,L     Radio One, Inc.                                                 2,815,785
         351,100        @      Regent Communications, Inc.                                     2,060,957
          85,700      @@,L     Rogers Communications, Inc.                                     2,817,816
         160,400        @      Salem Communications Corp.                                      3,182,336
         209,400       @,L     Spanish Broadcasting System                                     2,091,906
         140,100       @,L     Univision Communications, Inc.                                  3,859,755
           2,100               Washington Post Co.                                             1,753,563
          95,700               Westwood One, Inc.                                              1,955,151
                                                                                        ----------------
                                                                                              36,985,662
                                                                                        ----------------
                               METAL FABRICATE/HARDWARE: 0.2%
          28,800               Precision Castparts Corp.                                       2,243,520
                                                                                        ----------------
                                                                                               2,243,520
                                                                                        ----------------
                               MISCELLANEOUS MANUFACTURING: 1.0%
          48,800               Danaher Corp.                                                   2,554,192
          24,400               ITT Industries, Inc.                                            2,382,172
          99,300               Pall Corp.                                                      3,014,748
          49,000               Roper Industries, Inc.                                          3,497,130
                                                                                        ----------------
                                                                                              11,448,242
                                                                                        ----------------
                               OFFICE FURNISHINGS: 0.3%
          67,100               HNI Corp.                                                       3,432,165
                                                                                        ----------------
                                                                                               3,432,165
                                                                                        ----------------
                               OIL AND GAS: 1.1%
         113,800        L      Murphy Oil Corp.                                                5,943,774
         175,200               XTO Energy, Inc.                                                5,955,048
                                                                                        ----------------
                                                                                              11,898,822
                                                                                        ----------------
                               OIL AND GAS SERVICES: 2.5%
          87,200               Baker Hughes, Inc.                                              4,461,152
         106,300               BJ Services Co.                                                 5,578,624
          86,200        @      Cooper Cameron Corp.                                            5,348,710
          90,400               Smith Intl., Inc.                                               5,758,480
         102,600        @      Weatherford Intl. Ltd.                                          5,948,748
                                                                                        ----------------
                                                                                              27,095,714
                                                                                        ----------------
                               PACKAGING AND CONTAINERS: 0.2%
          38,700       @,L     Sealed Air Corp.                                                1,926,873
                                                                                        ----------------
                                                                                               1,926,873
                                                                                        ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
                               PHARMACEUTICALS: 4.2%
         245,000       @,L     Abgenix, Inc.                                            $      2,102,100
          30,800        L      Allergan, Inc.                                                  2,625,392
          87,900       @,L     Amylin Pharmaceuticals, Inc.                                    1,839,747
         130,200       @,L     Atherogenics, Inc.                                              2,080,596
         122,300        @      Caremark Rx, Inc.                                               5,444,796
          63,500       @,L     Cephalon, Inc.                                                  2,527,935
         112,400        @      Express Scripts, Inc.                                           5,617,752
         107,700        @      Gilead Sciences, Inc.                                           4,737,723
         161,500       @,L     IVAX Corp.                                                      3,472,250
         104,500        @      Medco Health Solutions, Inc.                                    5,576,120
          81,900       @,L     Medicines Co.                                                   1,915,641
          44,400        @      Neurocrine Biosciences, Inc.                                    1,867,464
          52,800        L      Omnicare, Inc.                                                  2,240,304
          36,700       @,L     OSI Pharmaceuticals, Inc.                                       1,499,929
          46,000       @,L     Sepracor, Inc.                                                  2,760,460
                                                                                        ----------------
                                                                                              46,308,209
                                                                                        ----------------
                               RETAIL: 5.8%
         131,500        @      Bed Bath & Beyond, Inc.                                         5,494,070
          61,500        @      Cheesecake Factory, Inc.                                        2,135,895
         360,100               Dollar General Corp.                                            7,331,636
          78,900       @,L     Dollar Tree Stores, Inc.                                        1,893,600
         241,700               Family Dollar Stores, Inc.                                      6,308,370
         123,200        L      Fred's, Inc.                                                    2,042,656
          77,700        @      Men's Wearhouse, Inc.                                           2,675,211
          87,800       @,L     O'Reilly Automotive, Inc.                                       2,617,318
          46,400               Outback Steakhouse, Inc.                                        2,099,136
         123,300               PETsMART, Inc.                                                  3,742,155
         146,500               Ross Stores, Inc.                                               4,235,315
          79,100        L      Ruby Tuesday, Inc.                                              2,048,690
         238,355               Staples, Inc.                                                   5,081,729
         185,600        L      Tiffany & Co.                                                   6,080,256
         202,400               TJX Cos., Inc.                                                  4,928,440
         138,000        @      Williams-Sonoma, Inc.                                           5,460,660
                                                                                        ----------------
                                                                                              64,175,137
                                                                                        ----------------
                               SEMICONDUCTORS: 9.0%
         523,200        @      Altera Corp.                                                   10,369,824
          68,700        @      AMIS Holdings, Inc.                                               916,458
         268,100               Analog Devices, Inc.                                           10,002,811
         100,700        @      Broadcom Corp.                                                  3,575,857
          96,500        @      Integrated Circuit Systems, Inc.                                1,991,760
         121,400               Intersil Corp.                                                  2,278,678
          51,900               KLA-Tencor Corp.                                                2,268,030
          74,000       @,L     Lam Research Corp.                                              2,141,560
         265,900               Linear Technology Corp.                                         9,755,871
         128,000      @,@@     Marvell Technology Group Ltd.                                   4,869,120
         258,900               Maxim Integrated Products, Inc.                                 9,892,569
         374,300               Microchip Technology, Inc.                                     11,086,765
         488,200               National Semiconductor Corp.                                   10,755,046
          79,900        @      Novellus Systems, Inc.                                          1,974,329
          80,900        @      QLogic Corp.                                                    2,497,383
          97,300        @      Semtech Corp.                                                   1,620,045
         157,500       @,L     Silicon Laboratories, Inc.                                      4,128,075
         363,300               Xilinx, Inc.                                                    9,264,150
                                                                                        ----------------
                                                                                              99,388,331
                                                                                        ----------------
                               SOFTWARE: 6.8%
         178,035        @      Activision, Inc.                                                2,941,138
         143,800        L      Adobe Systems, Inc.                                             4,115,556
          77,400               Certegy, Inc.                                                   2,958,228
         132,600        @      Citrix Systems, Inc.                                            2,872,116
          86,000      @,@@     Cognos, Inc.                                                    2,936,040
          53,800        @      Dun & Bradstreet Corp.                                          3,316,770
          55,900        @      Electronic Arts, Inc.                                    $      3,164,499
          76,300               Fair Isaac Corp.                                                2,784,950
          79,800        @      Filenet Corp.                                                   2,006,172
          87,200        @      Fiserv, Inc.                                                    3,745,240
          45,200        L      Global Payments, Inc.                                           3,064,560
          45,000       @,L     Hyperion Solutions Corp.                                        1,810,800
         165,900               IMS Health, Inc.                                                4,109,343
         144,700        @      Intuit, Inc.                                                    6,527,417
         119,600        @      Mercury Interactive Corp.                                       4,587,856
         118,500        @      NAVTEQ Corp.                                                    4,405,830
         262,200       @,L     Novell, Inc.                                                    1,625,640
         217,200       @,L     Red Hat, Inc.                                                   2,845,320
         129,400       @,L     Salesforce.com, Inc.                                            2,650,112
          57,700               SEI Investments Co.                                             2,155,095
          60,000       @,L     THQ, Inc.                                                       1,756,200
         332,700        @      Veritas Software Corp.                                          8,117,880
                                                                                        ----------------
                                                                                              74,496,762
                                                                                        ----------------
                               TELECOMMUNICATIONS: 3.4%
         114,800               Adtran, Inc.                                                    2,845,892
         309,500        @      American Tower Corp.                                            6,505,690
         192,400        @      Corning, Inc.                                                   3,197,688
         326,200       @,L     Crown Castle Intl. Corp.                                        6,628,384
         251,800        @      Juniper Networks, Inc.                                          6,340,324
          56,500        @      NeuStar, Inc.                                                   1,446,400
         329,500       @,L     Nextel Partners, Inc.                                           8,293,515
          51,500               Plantronics, Inc.                                               1,872,540
                                                                                        ----------------
                                                                                              37,130,433
                                                                                        ----------------
                               TEXTILES: 0.5%
         131,900               Cintas Corp.                                                    5,091,340
                                                                                        ----------------
                                                                                               5,091,340
                                                                                        ----------------
                               TOYS/GAMES/HOBBIES: 0.2%
         108,600               Mattel, Inc.                                                    1,987,380
                                                                                        ----------------
                                                                                               1,987,380
                                                                                        ----------------
                               TRANSPORTATION: 1.2%
          77,700               CH Robinson Worldwide, Inc.                                     4,522,140
          82,500               Expeditors Intl. Washington, Inc.                               4,109,325
          67,100        @      Landstar System, Inc.                                           2,021,052
          29,800       @@      UTI Worldwide, Inc.                                             2,074,676
                                                                                        ----------------
                                                                                              12,727,193
                                                                                        ----------------
                               Total Common Stock
                                  (Cost $1,049,715,802)                                    1,099,994,172
                                                                                        ----------------

PRINCIPAL
AMOUNT                                                                                        VALUE
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.0%
                               SECURITIES LENDING COLLATERAL++: 4.0%
$     44,145,876               The Bank of New York Institutional Cash
                                  Reserves Fund                                               44,145,876
                                                                                        ----------------
                               Total Short-Term Investments
                                  (Cost $44,145,876)                                          44,145,876
                                                                                        ----------------
                               TOTAL INVESTMENTS IN SECURITIES
                                  (COST $1,093,861,678)*                       103.9%   $  1,144,140,048
                               OTHER ASSETS AND LIABILITIES-NET                 (3.9)        (42,901,775)
                                                                               -----    ----------------
                               NET ASSETS                                      100.0%   $  1,101,238,273
                                                                               =====    ================

                 See Accompanying Notes to Financial Statements

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $1,100,143,463. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                   $     74,320,618
                        Gross Unrealized Depreciation                                        (30,324,033)
                                                                                        ----------------
                        Net Unrealized Appreciation                                     $     43,996,585
                                                                                        ================

                 See Accompanying Notes to Financial Statements

ING T. ROWE                                             PORTFOLIO OF INVESTMENTS
PRICE GROWTH EQUITY PORTFOLIO                    AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Retail                                          9.2%
Diversified Financial Services                  8.2%
Media                                           6.8%
Software                                        6.6%
Telecommunications                              6.5%
Miscellaneous Manufacturing                     5.5%
Banks                                           5.1%
Semiconductors                                  4.9%
Insurance                                       4.2%
Healthcare-Services                             3.9%
Computers                                       3.6%
Commercial Services                             3.5%
Healthcare-Products                             3.2%
Pharmaceuticals                                 2.9%
Internet                                        2.8%
Other                                          13.9%

* Excludes other assets and liabilities of (6.5)% of net assets and 15.7% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                         VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK: 90.8%

                                AGRICULTURE: 0.4%
          66,400                Monsanto Co.                                              $      4,174,568
                                                                                          ----------------
                                                                                                 4,174,568
                                                                                          ----------------
                                BANKS: 5.1%
         489,200       @@       Anglo Irish Bank Corp PLC                                        6,058,785
         192,400        L       Northern Trust Corp.                                             8,771,516
         321,900                State Street Corp.                                              15,531,675
         255,900                U.S. Bancorp                                                     7,472,280
         172,200       @@       UBS AG                                                          13,428,069
                                                                                          ----------------
                                                                                                51,262,325
                                                                                          ----------------
                                BEVERAGES: 0.6%
          82,000                Coca-Cola Co.                                                    3,423,500
          54,000                PepsiCo, Inc.                                                    2,912,220
                                                                                          ----------------
                                                                                                 6,335,720
                                                                                          ----------------
                                BIOTECHNOLOGY: 2.1%
         188,100       @,L      Amgen, Inc.                                                     11,372,526
          56,700        @       Biogen Idec, Inc.                                                1,953,315
         101,300        @       Genentech, Inc.                                                  8,132,364
                                                                                          ----------------
                                                                                                21,458,205
                                                                                          ----------------
                                COMMERCIAL SERVICES: 3.5%
         587,700      @,@@      Accenture Ltd.                                                  13,323,159
         136,350       @,L      Apollo Group, Inc.                                              10,665,297
         481,400                Cendant Corp.                                                   10,768,918
                                                                                          ----------------
                                                                                                34,757,374
                                                                                          ----------------
                                COMPUTERS: 3.6%
         160,600       @,L      Affiliated Computer
                                   Services, Inc.                                         $      8,206,660
         475,500        @       Dell, Inc.                                                      18,787,005
         413,600        @       EMC Corp.                                                        5,670,456
          49,200     @,@@,L     Research In Motion Ltd.                                          3,628,500
                                                                                          ----------------
                                                                                                36,292,621
                                                                                          ----------------
                                COSMETICS/PERSONAL CARE: 0.9%
         177,500                Gillette Co.                                                     8,986,825
                                                                                          ----------------
                                                                                                 8,986,825
                                                                                          ----------------
                                DIVERSIFIED FINANCIAL SERVICES: 8.2%
         226,600                American Express Co.                                            12,061,918
         267,200       @,L      Ameritrade Holding Corp.                                         4,967,248
         513,400        L       Charles Schwab Corp.                                             5,791,152
         600,310                Citigroup, Inc.                                                 27,752,331
         100,500                Countrywide Financial Corp.                                      3,880,305
          69,000                Franklin Resources, Inc.                                         5,311,620
          42,400        L       Goldman Sachs Group, Inc.                                        4,325,648
         143,300                Merrill Lynch & Co., Inc.                                        7,882,933
         204,700        L       SLM Corp.                                                       10,398,760
                                                                                          ----------------
                                                                                                82,371,915
                                                                                          ----------------
                                ENTERTAINMENT: 0.7%
         263,400                International Game
                                   Technology                                                    7,414,710
                                                                                          ----------------
                                                                                                 7,414,710
                                                                                          ----------------
                                FOOD: 0.6%
         175,400                Sysco Corp.                                                      6,347,726
                                                                                          ----------------
                                                                                                 6,347,726
                                                                                          ----------------
                                HEALTHCARE-PRODUCTS: 3.2%
         155,800        L       Biomet, Inc.                                                     5,396,912
         137,300        L       Johnson & Johnson                                                8,924,500
         156,500                Medtronic, Inc.                                                  8,105,135
          45,500       @,L      St. Jude Medical, Inc.                                           1,984,255
         117,000        L       Stryker Corp.                                                    5,564,520
          24,100       @,L      Zimmer Holdings, Inc.                                            1,835,697
                                                                                          ----------------
                                                                                                31,811,019
                                                                                          ----------------
                                HEALTHCARE-SERVICES: 3.9%
         432,000                UnitedHealth Group, Inc.                                        22,524,480
         242,100        @       WellPoint, Inc.                                                 16,859,844
                                                                                          ----------------
                                                                                                39,384,324
                                                                                          ----------------
                                HOME FURNISHINGS: 0.4%
          48,300                Harman Intl. Industries, Inc.                                    3,929,688
                                                                                          ----------------
                                                                                                 3,929,688
                                                                                          ----------------
                                INSURANCE: 4.2%
          91,100       @@       ACE Ltd.                                                         4,085,835
         371,400                American Intl. Group, Inc.                                      21,578,340
         124,400                Genworth Financial, Inc.                                         3,760,612
         143,200                Hartford Financial Services
                                   Group, Inc.                                                  10,708,496
          91,100                Marsh & McLennan Cos., Inc.                                      2,523,470
                                                                                          ----------------
                                                                                                42,656,753
                                                                                          ----------------
                                INTERNET: 2.8%
          89,200       @,L      eBay, Inc.                                                       2,944,492
          17,500        @       Google, Inc.                                                     5,147,625
         145,300       @,L      IAC/InterActiveCorp.                                             3,494,465

                 See Accompanying Notes to Financial Statements

SHARES                                                                                         VALUE
----------------------------------------------------------------------------------------------------------
                                INTERNET (CONTINUED)
         189,100      @,L       Symantec Corp.                                            $      4,111,034
          91,000      @,L       VeriSign, Inc.                                                   2,617,160
         283,600       @        Yahoo!, Inc.                                                     9,826,740
                                                                                          ----------------
                                                                                                28,141,516
                                                                                          ----------------
                                LEISURE TIME: 1.2%
         227,100       L        Carnival Corp.                                                  12,388,305
                                                                                          ----------------
                                                                                                12,388,305
                                                                                          ----------------
                                LODGING: 0.7%
          60,400      @,L       MGM Mirage                                                       2,390,632
         107,200      @,L       Wynn Resorts Ltd.                                                5,067,344
                                                                                          ----------------
                                                                                                 7,457,976
                                                                                          ----------------
                                MACHINERY-DIVERSIFIED: 0.6%
          85,700                Deere & Co.                                                      5,612,493
                                                                                          ----------------
                                                                                                 5,612,493
                                                                                          ----------------
                                MEDIA: 6.8%
         339,100      @,L       Comcast Corp.                                                   10,156,045
         103,500       @        Echostar Communications
                                   Corp.                                                         3,120,525
         109,400       L        E.W. Scripps Co.                                                 5,338,720
       1,258,664       @        Liberty Media Corp.                                             12,825,786
         659,400       L        News Corp.                                                      10,669,092
         132,900     @@,L       Rogers Communications Inc                                        4,369,752
         531,600       @        Time Warner, Inc.                                                8,883,036
         282,900      @,L       Univision Communications,
                                   Inc.                                                          7,793,895
         158,730                Viacom, Inc.                                                     5,082,535
                                                                                          ----------------
                                                                                                68,239,386
                                                                                          ----------------
                                MINING: 0.7%
         317,700      @@        BHP Billiton Ltd.                                                4,344,421
          90,000     @@,L       BHP Billiton Ltd. ADR                                            2,457,000
                                                                                          ----------------
                                                                                                 6,801,421
                                                                                          ----------------
                                MISCELLANEOUS MANUFACTURING: 5.5%
         300,900                Danaher Corp.                                                   15,749,106
         761,000                General Electric Co.                                            26,368,650
         460,700     @@,L       Tyco Intl., Ltd.                                                13,452,440
                                                                                          ----------------
                                                                                                55,570,196
                                                                                          ----------------
                                OIL AND GAS: 2.4%
         191,238                Exxon Mobil Corp.                                               10,990,448
          54,400      @@        Total SA                                                        12,734,627
                                                                                          ----------------
                                                                                                23,725,075
                                                                                          ----------------
                                OIL AND GAS SERVICES: 2.3%
         210,500       L        Baker Hughes, Inc.                                              10,769,180
         168,300                Schlumberger Ltd.                                               12,780,702
                                                                                          ----------------
                                                                                                23,549,882
                                                                                          ----------------
                                PHARMACEUTICALS: 2.9%
          88,700       @        Caremark Rx, Inc.                                                3,948,924
         194,100       @        Gilead Sciences, Inc.                                            8,538,459
         273,068                Pfizer, Inc.                                                     7,531,215
         146,700     @@,L       Teva Pharmaceutical
                                   Industries Ltd. ADR                                           4,568,238
         110,500                Wyeth                                                            4,917,250
                                                                                          ----------------
                                                                                                29,504,086
                                                                                          ----------------
                                RETAIL: 9.2%
         140,250                Best Buy Co., Inc.                                        $      9,614,138
         125,700                Family Dollar Stores, Inc.                                       3,280,770
         260,800                Home Depot, Inc.                                                10,145,120
         118,800      @@        Inditex SA                                                       3,053,915
         216,700       @        Kohl's Corp.                                                    12,115,697
         218,000       L        PETsMART, Inc.                                                   6,616,300
         254,900                Target Corp.                                                    13,869,109
         333,300      @@        Wal-Mart de Mexico
                                   SA de CV                                                      1,352,319
          75,600      @@        Wal-Mart de Mexico SA de
                                   CV ADR                                                        3,067,364
         448,900                Wal-Mart Stores, Inc.                                           21,636,981
         160,600                Walgreen Co.                                                     7,385,994
                                                                                          ----------------
                                                                                                92,137,707
                                                                                          ----------------
                                SEMICONDUCTORS: 4.9%
         259,300       L        Analog Devices, Inc.                                             9,674,483
         317,500     @,@@       ASML Holding NV                                                  4,980,975
         583,400                Intel Corp.                                                     15,203,404
         135,800     @,@@       Marvell Technology Group
                                   Ltd.                                                          5,165,832
         104,800                Maxim Integrated Products,
                                   Inc.                                                          4,004,408
           9,200      @@        Samsung Electronics Co. Ltd.                                     4,361,293
         243,600       L        Xilinx, Inc.                                                     6,211,800
                                                                                          ----------------
                                                                                                49,602,195
                                                                                          ----------------
                                SOFTWARE: 6.6%
         180,700                Automatic Data Processing,
                                   Inc.                                                          7,583,979
          27,700       @        Electronic Arts, Inc.                                            1,568,097
         186,000                First Data Corp.                                                 7,466,040
         154,400      @,L       Fiserv, Inc.                                                     6,631,480
          54,900      @,L       Intuit, Inc.                                                     2,476,539
          82,500      @,L       Mercury Interactive Corp.                                        3,164,700
       1,070,700                Microsoft Corp.                                                 26,596,188
         638,200       @        Oracle Corp.                                                     8,424,240
         153,800      @,L       Red Hat, Inc.                                                    2,014,780
                                                                                          ----------------
                                                                                                65,926,043
                                                                                          ----------------
                                TELECOMMUNICATIONS: 6.5%
          97,900     @@,L       America Movil SA de CV ADR                                       5,835,819
         200,400       @        Cisco Systems, Inc.                                              3,829,644
         877,400      @,L       Corning, Inc.                                                   14,582,388
         261,900      @,L       Crown Castle Intl. Corp.                                         5,321,808
         134,600      @,L       Juniper Networks, Inc.                                           3,389,228
         223,200      @,L       Nextel Communications, Inc.                                      7,211,592
         399,000      @@        Nokia OYJ                                                        6,641,718
         139,400                QUALCOMM, Inc.                                                   4,601,594
         189,500       L        Sprint Corp.                                                     4,754,555
          64,800      @@        TELUS Corp.                                                      2,278,368
          59,400      @@        TELUS Corp.-Non Voting
                                   Shares                                                        2,020,194
       1,888,714      @@        Vodafone Group PLC                                               4,593,877
                                                                                          ----------------
                                                                                                65,060,785
                                                                                          ----------------
                                TRANSPORTATION: 0.3%
          37,500       L        United Parcel Service, Inc.                                      2,593,500
                                                                                          ----------------
                                                                                                 2,593,500
                                                                                          ----------------
                                Total Common Stock
                                   (Cost $806,557,090)                                         913,494,339
                                                                                          ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                        VALUE
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 15.7%

                                SECURITIES LENDING COLLATERAL++: 15.7%
$    158,610,296                The Bank of New York
                                   Institutional Cash
                                   Reserves Fund                                          $    158,610,296
                                                                                          ----------------
                                Total Short Term Investments
                                   (Cost $158,610,296)                                         158,610,296
                                                                                          ----------------
                                TOTAL INVESTMENTS IN
                                   SECURITIES (COST
                                   $965,167,386)*                              106.5%     $  1,072,104,635
                                OTHER ASSETS AND
                                   LIABILITIES-NET                              (6.5)          (65,714,375)
                                                                               -----      ----------------
                                NET ASSETS                                     100.0%     $  1,006,390,260
                                                                               =====      ================

     Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $973,773,073. Net unrealized appreciation consists of:

                                Gross Unrealized Appreciation                             $    118,700,641
                                Gross Unrealized Depreciation                                  (20,369,079)
                                                                                          ----------------
                                Net Unrealized Appreciation                               $     98,331,562
                                                                                          ================

                 See Accompanying Notes to Financial Statements

ING UBS                                                 PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO                  AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Diversified Financial Services                 11.9%
Pharmaceuticals                                 9.3%
Banks                                           7.6%
Electric                                        6.4%
Software                                        5.5%
Insurance                                       4.9%
Telecommunications                              4.7%
Healthcare-Services                             4.6%
Media                                           4.4%
Building Materials                              4.1%
Healthcare-Products                             4.1%
Retail                                          4.1%
Oil and Gas                                     3.2%
Food                                            2.9%
Aerospace/Defense                               2.8%
Other                                          18.1%

* Excludes other assets and liabilities of (16.7)% of net assets and 18.1% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                         VALUE
----------------------------------------------------------------------------------------------------------
COMMON STOCK: 98.6%

                                ADVERTISING: 1.5%
          48,800                Omnicom Group, Inc.                                       $      3,897,168
                                                                                          ----------------
                                                                                                 3,897,168
                                                                                          ----------------
                                AEROSPACE/DEFENSE: 2.8%
          63,400                Lockheed Martin Corp.                                            4,112,758
          57,300                Northrop Grumman Corp.                                           3,165,825
                                                                                          ----------------
                                                                                                 7,278,583
                                                                                          ----------------
                                AUTO PARTS AND EQUIPMENT: 1.2%
           3,300                BorgWarner, Inc.                                                   177,111
          53,000                Johnson Controls, Inc.                                           2,985,490
                                                                                          ----------------
                                                                                                 3,162,601
                                                                                          ----------------
                                BANKS: 7.6%
          78,100                Fifth Third Bancorp                                              3,218,501
         173,100        L       Mellon Financial Corp.                                           4,966,239
          60,100                PNC Financial Services Group, Inc.                               3,273,046
         136,200                Wells Fargo & Co.                                                8,387,196
                                                                                          -----------------
                                                                                                19,844,982
                                                                                          ----------------
                                BIOTECHNOLOGY: 1.7%
          67,400        @       Genzyme Corp.                                                    4,050,066
          40,600       @,L      Millennium Pharmaceuticals, Inc.                                   376,362
                                                                                          ----------------
                                                                                                 4,426,428
                                                                                          ----------------
                                BUILDING MATERIALS: 4.1%
          69,000                Martin Marietta Materials, Inc.                                  4,769,280
         185,500                Masco Corp.                                                      5,891,480
                                                                                          ----------------
                                                                                                10,660,760
                                                                                          ----------------
                                COMMERCIAL SERVICES: 0.9%
         104,300                Cendant Corp.                                             $      2,333,191
                                                                                          ----------------
                                                                                                 2,333,191
                                                                                          ----------------
                                COMPUTERS: 1.3%
         146,800                Hewlett-Packard Co.                                              3,451,268
          69,400       @,X      Seagate Technology                                                       1
                                                                                          ----------------
                                                                                                 3,451,269
                                                                                          ----------------
                                DIVERSIFIED FINANCIAL SERVICES: 11.9%
         249,600                Citigroup, Inc.                                                 11,539,008
          93,200                Freddie Mac                                                      6,079,436
         173,600                J.P. Morgan Chase & Co.                                          6,131,552
         140,300                Morgan Stanley                                                   7,361,541
                                                                                          ----------------
                                                                                                31,111,537
                                                                                          ----------------
                                ELECTRIC: 6.4%
          69,100        L       American Electric Power Co., Inc.                                2,547,717
         132,600        L       Exelon Corp.                                                     6,806,358
          93,000                FirstEnergy Corp.                                                4,474,230
          68,800        L       NiSource, Inc.                                                   1,701,424
          54,000        L       Pepco Holdings, Inc.                                             1,292,760
                                                                                          ----------------
                                                                                                16,822,489
                                                                                          ----------------
                                ELECTRONICS: 1.2%
          58,100     @,@@,L     Mettler Toledo Intl., Inc.                                       2,706,298
          15,000        @       Waters Corp.                                                       557,550
                                                                                          ----------------
                                                                                                 3,263,848
                                                                                          ----------------
                                FOOD: 2.9%
         188,000        L       Albertson's, Inc.                                                3,887,840
         196,100       @,L      Kroger Co.                                                       3,731,783
                                                                                          ----------------
                                                                                                 7,619,623
                                                                                          ----------------
                                GAS: 1.0%
          65,500                Sempra Energy                                                    2,705,805
                                                                                          ----------------
                                                                                                 2,705,805
                                                                                          ----------------
                                HEALTHCARE-PRODUCTS: 4.1%
         136,100                Johnson & Johnson                                                8,846,500
          35,500                Medtronic, Inc.                                                  1,838,545
                                                                                          ----------------
                                                                                                10,685,045
                                                                                          ----------------
                                HEALTHCARE-SERVICES: 4.6%
         156,000                UnitedHealth Group, Inc.                                         8,133,840
          55,400        @       WellPoint, Inc.                                                  3,858,056
                                                                                          ----------------
                                                                                                11,991,896
                                                                                          ----------------
                                HOUSEHOLD PRODUCTS/WARES: 1.3%
          54,400                Kimberly-Clark Corp.                                             3,404,896
                                                                                          ----------------
                                                                                                 3,404,896
                                                                                          ----------------
                                INSURANCE: 4.9%
          52,100        L       AFLAC, Inc.                                                      2,254,888
          53,000        L       Allstate Corp.                                                   3,166,750
          77,000                American Intl. Group, Inc.                                       4,473,700
          37,300                Hartford Financial Services
                                   Group, Inc.                                                   2,789,294
                                                                                          ----------------
                                                                                                12,684,632
                                                                                          ----------------
                                INTERNET: 1.2%
         133,200       @,L      IAC/InterActiveCorp.                                             3,203,460
                                                                                          ----------------
                                                                                                 3,203,460
                                                                                          ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                         VALUE
----------------------------------------------------------------------------------------------------------
                                LEISURE TIME: 0.8%
          40,100        L       Carnival Corp.                                            $      2,187,455
                                                                                          ----------------
                                                                                                 2,187,455
                                                                                          ----------------
                                MEDIA: 4.4%
          88,800        @       Clear Channel Communications,
                                   Inc.                                                          2,746,584
          63,200        L       Dex Media, Inc.                                                  1,542,712
          61,900       @,L      DIRECTV Group, Inc.                                                959,450
         254,100        @       Time Warner, Inc.                                                4,246,011
          77,700       @,L      Univision Communications, Inc.                                   2,140,635
                                                                                          ----------------
                                                                                                11,635,392
                                                                                          ----------------
                                MISCELLANEOUS MANUFACTURING: 2.0%
          64,700                Illinois Tool Works, Inc.                                        5,155,296
                                                                                          ----------------
                                                                                                 5,155,296
                                                                                          ----------------
                                OIL AND GAS: 3.2%
          77,900                Exxon Mobil Corp.                                                4,476,913
          71,100                Marathon Oil Corp.                                               3,794,607
                                                                                          ----------------
                                                                                                 8,271,520
                                                                                          ----------------
                                OIL AND GAS SERVICES: 0.5%
          25,600        L       Baker Hughes, Inc.                                               1,309,696
                                                                                          ----------------
                                                                                                 1,309,696
                                                                                          ----------------
                                PHARMACEUTICALS: 9.3%
          69,100        L       Allergan, Inc.                                                   5,890,084
          86,800                Bristol-Myers Squibb Co.                                         2,168,264
          33,800        @       Caremark Rx, Inc.                                                1,504,776
          43,400       @,L      Cephalon, Inc.                                                   1,727,754
          66,500       @,L      Medco Health Solutions, Inc.                                     3,548,440
         204,800                Mylan Laboratories, Inc.                                         3,940,352
         126,100                Wyeth                                                            5,611,450
                                                                                          ----------------
                                                                                                24,391,120
                                                                                          ----------------
                                RETAIL: 4.1%
          21,200       @,L      7-Eleven, Inc.                                                     641,088
         120,700        L       Costco Wholesale Corp.                                           5,409,774
          48,600       @,L      Kohl's Corp.                                                     2,717,226
          85,600       @,L      Office Depot, Inc.                                               1,955,104
                                                                                          ----------------
                                                                                                10,723,192
                                                                                          ----------------
                                SEMICONDUCTORS: 1.5%
         141,600        L       Applied Materials, Inc.                                          2,291,088
          65,300        L       Xilinx, Inc.                                                     1,665,150
                                                                                          ----------------
                                                                                                 3,956,238
                                                                                          ----------------
                                SOFTWARE: 5.5%
         332,600                Microsoft Corp.                                                  8,261,784
         287,800        @       Oracle Corp.                                                     3,798,960
          94,100       @,L      Veritas Software Corp.                                           2,296,040
                                                                                          ----------------
                                                                                                14,356,784
                                                                                          ----------------
                                TELECOMMUNICATIONS: 4.7%
           2,206        @       Enterasys Networks, Inc.                                  $          1,985
         280,100       @,L      Nextel Communications, Inc.                                      9,050,031
         137,400                SBC Communications, Inc.                                         3,263,250
                                                                                          ----------------
                                                                                                12,315,266
                                                                                          ----------------
                                TRANSPORTATION: 2.0%
          73,900                Burlington Northern Santa Fe
                                   Corp.                                                         3,479,212
          21,000        L       FedEx Corp.                                                      1,701,210
                                                                                          ----------------
                                                                                                 5,180,422
                                                                                          ----------------
                                Total Common Stock
                                   (Cost $232,529,863)                                         258,030,594
                                                                                          ----------------

PRINCIPAL
AMOUNT                                                                                         VALUE
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 18.1%

                                SECURITIES LENDING COLLATERAL++: 18.1%
$     47,426,461                The Bank of New York
                                   Institutional Cash
                                   Reserves Fund                                                47,426,461
                                                                                          ----------------
                                Total Short-Term Investments
                                   (Cost $47,426,461)                                           47,426,461
                                                                                          ----------------
                                TOTAL INVESTMENTS IN
                                   SECURITIES (COST
                                   $279,956,324)*                              116.7%     $    305,457,055
                                OTHER ASSETS AND
                                   LIABILITIES-NET                             (16.7)          (43,797,356)
                                                                               -----      ----------------
                                NET ASSETS                                     100.0%     $    261,659,699
                                                                               =====      ================

@    Non-income producing security
@@   Foreign issuer
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $281,396,103. Net unrealized appreciation consists of:

                                Gross Unrealized Appreciation                             $     29,702,700
                                Gross Unrealized Depreciation                                   (5,641,748)
                                                                                          ----------------
                                Net Unrealized Appreciation                               $     24,060,952
                                                                                          ================

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO                AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                 INDUSTRY TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Pharmaceuticals                    14.5%
Diversified Financial Services      9.0%
Federal Home Loan Bank              9.0%
Telecommunications                  8.5%
Banks                               8.0%
Media                               7.5%
Insurance                           5.8%
Forest Products and Paper           5.3%
Electric                            3.8%
Chemicals                           3.4%
Food                                3.4%
Retail                              3.3%
Other                              17.5%

* Excludes other assets and liabilities of 0.6% of net assets and 0.4% of net assets for short-term investments related to securities lending.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK: 90.0%
                               AGRICULTURE: 2.0%
         163,480               Altria Group, Inc.                                       $     10,570,617
                                                                                        ----------------
                                                                                              10,570,617
                                                                                        ----------------
                               AIRLINES: 0.4%
         162,400               Southwest Airlines Co.                                          2,262,232
                                                                                        ----------------
                                                                                               2,262,232
                                                                                        ----------------
                               APPAREL: 0.7%
         112,800               Jones Apparel Group, Inc.                                       3,501,312
                                                                                        ----------------
                                                                                               3,501,312
                                                                                        ----------------
                               BANKS: 8.0%
         367,840               Bank of America Corp.                                          16,777,182
         105,900               PNC Financial Services Group, Inc.                              5,767,314
           6,920               SunTrust Banks, Inc.                                              499,901
         159,900               The Bank of New York Co., Inc.                                  4,601,922
          76,142               Wachovia Corp.                                                  3,776,643
         195,100               Wells Fargo & Co.                                              12,014,258
                                                                                        ----------------
                                                                                              43,437,220
                                                                                        ----------------
                               BEVERAGES: 1.2%
         157,000               Coca-Cola Co.                                                   6,554,750
                                                                                        ----------------
                                                                                               6,554,750
                                                                                        ----------------
                               CHEMICALS: 3.4%
         106,500               Dow Chemical Co.                                                4,742,445
         236,500               E.I. du Pont de Nemours & Co.                                  10,171,865
          76,100               Rohm & Haas Co.                                                 3,526,474
                                                                                        ----------------
                                                                                              18,440,784
                                                                                        ----------------
                               COMPUTERS: 2.7%
          87,100     @,L       Affiliated Computer Services, Inc.                       $      4,450,810
         180,745               Hewlett-Packard Co.                                             4,249,315
          22,010               International Business Machines Corp.                           1,633,142
          22,802      @        Lexmark Intl., Inc.                                             1,478,254
          75,160      @        Sungard Data Systems, Inc.                                      2,643,377
                                                                                        ----------------
                                                                                              14,454,898
                                                                                        ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 9.0%
           3,380               Capital One Financial Corp.                                       270,434
         303,784               Citigroup, Inc.                                                14,043,934
          33,200               Fannie Mae                                                      1,938,880
         330,520               Freddie Mac                                                    21,559,819
         124,590               J.P. Morgan Chase & Co.                                         4,400,519
          25,200               Lehman Brothers Holdings, Inc.                                  2,501,856
          69,070               Merrill Lynch & Co., Inc.                                       3,799,541
                                                                                        ----------------
                                                                                              48,514,983
                                                                                        ----------------
                               ELECTRIC: 3.8%
         115,050               American Electric Power Co., Inc.                               4,241,894
          77,830               Constellation Energy Group, Inc.                                4,490,013
          56,600               Dominion Resources, Inc.                                        4,153,874
          94,000               FirstEnergy Corp.                                               4,522,339
          51,630               Public Service Enterprise Group, Inc.                           3,140,137
                                                                                        ----------------
                                                                                              20,548,257
                                                                                        ----------------
                               ELECTRONICS: 0.2%
          63,080    @,@@,L     Flextronics Intl. Ltd.                                            833,287
           5,240      @        Jabil Circuit, Inc.                                               161,025
          33,950     @,L       Kemet Corp.                                                       213,885
                                                                                        ----------------
                                                                                               1,208,197
                                                                                        ----------------
                               FOOD: 3.4%
         238,700               Kraft Foods, Inc.                                               7,593,047
         167,900      @@       Unilever NV ADR                                                10,884,957
                                                                                        ----------------
                                                                                              18,478,004
                                                                                        ----------------
                               FOREST PRODUCTS AND PAPER: 5.3%
         391,520               Georgia-Pacific Corp.                                          12,450,336
         546,477               International Paper Co.                                        16,509,070
                                                                                        ----------------
                                                                                              28,959,406
                                                                                        ----------------
                               HOUSEHOLD PRODUCTS/WARES: 1.7%
         147,010               Kimberly-Clark Corp.                                            9,201,356
                                                                                        ----------------
                                                                                               9,201,356
                                                                                        ----------------
                               INSURANCE: 5.8%
          29,500               AFLAC, Inc.                                                     1,276,760
          33,720               AMBAC Financial Group, Inc.                                     2,352,307
          62,000               American Intl. Group, Inc.                                      3,602,200
          31,600               Assurant, Inc.                                                  1,140,760
             580      @        Berkshire Hathaway, Inc.                                        1,614,430
         112,550               Chubb Corp.                                                     9,635,405
          80,100               Genworth Financial, Inc.                                        2,421,423
          14,000               Hartford Financial Services Group, Inc.                         1,046,920
          55,600               MetLife, Inc.                                                   2,498,664
           4,500      @@       RenaissanceRe Holdings Ltd.                                       221,580
          52,205               St. Paul Travelers Cos., Inc.                                   2,063,664
          70,870               Torchmark Corp.                                                 3,699,414
                                                                                        ----------------
                                                                                              31,573,527
                                                                                        ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
                               INTERNET: 0.0%
           3,060     @,@@      Check Point Software Technologies                        $         60,588
                                                                                        ----------------
                                                                                                  60,588
                                                                                        ----------------
                               MACHINERY-DIVERSIFIED: 0.1%
          21,970               Cognex Corp.                                                      575,394
                                                                                        ----------------
                                                                                                 575,394
                                                                                        ----------------
                               MEDIA: 7.5%
         391,800               Clear Channel Communications, Inc.                             12,118,374
         749,000       @       Liberty Media Corp.                                             7,632,310
         405,100       @       Time Warner, Inc.                                               6,769,221
         173,300               Viacom, Inc.                                                    5,549,066
         331,440               Walt Disney Co.                                                 8,345,659
                                                                                        ----------------
                                                                                              40,414,630
                                                                                        ----------------
                               MINING: 1.8%
         372,500               Alcoa, Inc.                                                     9,733,425
                                                                                        ----------------
                                                                                               9,733,425
                                                                                        ----------------
                               MISCELLANEOUS MANUFACTURING: 0.5%
          99,000               Eastman Kodak Co.                                               2,658,150
                                                                                        ----------------
                                                                                               2,658,150
                                                                                        ----------------
                               OIL AND GAS: 2.4%
          47,098               ConocoPhillips                                                  2,707,664
          65,300               GlobalSantaFe Corp.                                             2,664,240
           6,900     @@,L      Petroleo Brasileiro SA-Petrobras ADR                              359,697
          32,400      @@       Petroleo Brasileiro SA-Petrobras
                                  ADR, Preferred Shares                                        1,491,696
          48,600      @@       Total SA ADR                                                    5,678,910
                                                                                        ----------------
                                                                                              12,902,207
                                                                                        ----------------
                               OIL AND GAS SERVICES: 2.4%
         247,046               Halliburton Co.                                                11,813,740
          17,850               Schlumberger Ltd.                                               1,355,529
                                                                                        ----------------
                                                                                              13,169,269
                                                                                        ----------------
                               PHARMACEUTICALS: 14.5%
          72,000               AmerisourceBergen Corp.                                         4,978,800
         714,790               Bristol-Myers Squibb Co.                                       17,855,454
         513,300      @@       GlaxoSmithKline PLC ADR                                        24,900,184
         281,572               Pfizer, Inc.                                                    7,765,756
         121,340      @@       Roche Holding Ltd. ADR                                          7,681,429
          89,865      @@       Sanofi-Aventis ADR                                              3,683,566
         281,340               Schering-Plough Corp.                                           5,362,340
         145,955               Wyeth                                                           6,494,997
                                                                                        ----------------
                                                                                              78,722,526
                                                                                        ----------------
                               RETAIL: 3.3%
          32,800               Best Buy Co., Inc.                                              2,248,440
          32,160               Federated Department Stores, Inc.                               2,356,685
          51,400               May Department Stores Co.                                       2,064,224
          73,420               McDonald's Corp.                                                2,037,405
         185,600               Wal-Mart Stores, Inc.                                           8,945,920
                                                                                        ----------------
                                                                                              17,652,674
                                                                                        ----------------
                               SEMICONDUCTORS: 0.2%
          64,210       @       Credence Systems Corp.                                            581,101
           6,280               Intel Corp.                                                       163,657
           6,120       @       Novellus Systems, Inc.                                   $        151,225
                                                                                        ----------------
                                                                                                 895,983
                                                                                        ----------------
                               SOFTWARE: 0.7%
          56,900               First Data Corp.                                                2,283,966
          68,860               Microsoft Corp.                                                 1,710,482
                                                                                        ----------------
                                                                                               3,994,448
                                                                                        ----------------
                               TELECOMMUNICATIONS: 8.5%
             110     @,@@      Amdocs Ltd.                                                         2,907
           1,560       @       Andrew Corp.                                                       19,906
          95,100       @       Cisco Systems, Inc.                                             1,817,361
          38,430      @@       Nokia Oyj ADR                                                     639,475
         672,100               SBC Communications, Inc.                                       15,962,375
         417,310               Sprint Corp.                                                   10,470,308
          18,377     @@,L      Telefonaktiebolaget LM Ericsson ADR                               587,145
         483,080               Verizon Communications, Inc.                                   16,690,414
                                                                                        ----------------
                                                                                              46,189,891
                                                                                        ----------------
                               TOYS/GAMES/HOBBIES: 0.5%
         160,700               Mattel, Inc.                                                    2,940,810
                                                                                        ----------------
                                                                                               2,940,810
                                                                                        ----------------
                               Total Common Stock
                                  (Cost $462,181,783)                                        487,615,538
                                                                                        ----------------

PRINCIPAL
AMOUNT                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.4%
                               FEDERAL HOME LOAN BANK: 9.0%
$     49,000,000               Federal Home Loan Bank
                                  Discount Notes, 2.300%,
                                  due 07/01/05                                                48,996,869
                                                                                        ----------------
                               Total Federal Home Loan Bank
                                  (Cost $49,000,000)                                          48,996,869
                                                                                        ----------------
                               SECURITIES LENDING COLLATERAL++: 0.4%
       2,008,358               The Bank of New York
                                  Institutional Cash
                                  Reserves Fund                                                2,008,358
                                                                                        ----------------
                               Total Securities Lending
                                  Collateral (Cost $2,008,358)                                 2,008,358
                                                                                        ----------------
                               Total Short-Term Investments
                                  (Cost $51,008,358)                                          51,005,227
                                                                                        ----------------
                               TOTAL INVESTMENTS IN
                                  SECURITIES (COST $513,190,141)*               99.4%   $    538,620,765
                               OTHER ASSETS AND LIABILITIES-NET                  0.6           3,147,600
                                                                               -----    ----------------
                               NET ASSETS                                      100.0%   $    541,768,365
                                                                               =====    ================

@    Non-income producing security
@@   Foreign issuer
ADR  American Depositary Receipt
++   Securities purchased with cash collateral for securities loaned.
L Loaned security, a portion or all of the security is on loan at June 30, 2005.
* Cost for federal income tax purposes is $513,374,351. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                   $     38,332,996
                        Gross Unrealized Depreciation                                        (13,086,582)
                                                                                        ----------------
                        Net Unrealized Appreciation                                     $     25,246,414
                                                                                        ================

                 See Accompanying Notes to Financial Statements

ING VAN KAMPEN                                          PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO                      AS OF JUNE 30, 2005 (UNAUDITED)

[CHART]

                                INVESTMENT TYPES*
                               AS OF JUNE 30, 2005
                          (AS A PERCENT OF NET ASSETS)

Common Stock                           62.8%
U.S. Treasury Obligations              12.1%
Convertible Corporate Bonds             7.3%
Preferred Stock                         5.5%
Corporate Bonds/Notes                   5.4%
Short-Term Investments                  4.7%
Collateralized Mortgage Obligations     1.3%
Other Bonds                             0.2%

*   Excludes other assets and liabilities of 0.7% of net assets.

                 PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

SHARES                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK: 62.8%
                               AEROSPACE/DEFENSE: 1.3%
         137,980               Northrop Grumman Corp.                                   $      7,623,395
         182,010               Raytheon Co.                                                    7,120,231
                                                                                        ----------------
                                                                                              14,743,626
                                                                                        ----------------
                               AGRICULTURE: 0.6%
         108,310               Altria Group, Inc.                                              7,003,325
                                                                                        ----------------
                                                                                               7,003,325
                                                                                        ----------------
                               AUTO MANUFACTURERS: 0.8%
         352,210      @@       Honda Motor Co. Ltd. ADR                                        8,667,888
                                                                                        ----------------
                                                                                               8,667,888
                                                                                        ----------------
                               BANKS: 2.0%
         221,120               Bank of America Corp.                                          10,085,283
         103,410               PNC Financial Services Group, Inc.                              5,631,709
         119,800               State Street Corp.                                              5,780,350
                                                                                        ----------------
                                                                                              21,497,342
                                                                                        ----------------
                               BEVERAGES: 0.9%
         233,840               Coca-Cola Co.                                                   9,762,820
                                                                                        ----------------
                                                                                               9,762,820
                                                                                        ----------------
                               BIOTECHNOLOGY: 0.6%
         181,900       @       Chiron Corp.                                                    6,346,491
                                                                                        ----------------
                                                                                               6,346,491
                                                                                        ----------------
                               CHEMICALS: 2.5%
         595,990      @@       Bayer AG ADR                                                   19,834,547
         163,620               Dow Chemical Co.                                                7,285,999
          33,369     @,@@      Lanxess AG                                               $        744,942
                                                                                        ----------------
                                                                                              27,865,488
                                                                                        ----------------
                               COMMERCIAL SERVICES: 0.4%
         105,450               Equifax, Inc.                                                   3,765,619
           4,159               McKesson Corp.                                                    186,282
                                                                                        ----------------
                                                                                               3,951,901
                                                                                        ----------------
                               COMPUTERS: 1.0%
         445,500               Hewlett-Packard Co.                                            10,473,705
                                                                                        ----------------
                                                                                              10,473,705
                                                                                        ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 8.1%
         688,550               Charles Schwab Corp.                                            7,766,844
         351,480               Citigroup, Inc.                                                16,248,920
         193,470               Freddie Mac                                                    12,620,048
          30,110               Goldman Sachs Group, Inc.                                       3,071,822
         551,940               J.P. Morgan Chase & Co.                                        19,494,521
         130,000               Lehman Brothers Holdings, Inc.                                 12,906,400
          91,800               MBNA Corp.                                                      2,401,488
         260,000               Merrill Lynch & Co., Inc.                                      14,302,600
                                                                                        ----------------
                                                                                              88,812,643
                                                                                        ----------------
                               ELECTRIC: 2.6%
         177,300               American Electric Power Co., Inc.                               6,537,051
          11,000       @       Centerpoint Energy Inc                                            370,403
         103,610               Entergy Corp.                                                   7,827,736
         117,070               Exelon Corp.                                                    6,009,203
         164,200               FirstEnergy Corp.                                               7,899,662
                                                                                        ----------------
                                                                                              28,644,055
                                                                                        ----------------
                               ELECTRONICS: 0.4%
          81,730               Applera Corp.-Applied Biosystems Group                          1,607,629
          40,230               Parker Hannifin Corp.                                           2,494,662
                                                                                        ----------------
                                                                                               4,102,291
                                                                                        ----------------
                               FOOD: 2.4%
         172,180      @@       Cadbury Schweppes PLC ADR                                       6,599,659
         169,560               Kraft Foods, Inc.                                               5,393,704
         226,850      @@       Unilever NV ADR                                                14,706,686
                                                                                        ----------------
                                                                                              26,700,049
                                                                                        ----------------
                               HEALTHCARE-PRODUCTS: 0.9%
         125,510               Bausch & Lomb, Inc.                                            10,417,330
                                                                                        ----------------
                                                                                              10,417,330
                                                                                        ----------------
                               HOUSEHOLD PRODUCTS/WARES: 0.7%
         114,630               Kimberly-Clark Corp.                                            7,174,692
                                                                                        ----------------
                                                                                               7,174,692
                                                                                        ----------------
                               INSURANCE: 5.0%
         190,030      @@       Aegon NV ADR                                                    2,445,686
         158,990               Chubb Corp.                                                    13,611,133
         118,520               CIGNA Corp.                                                    12,685,196
          78,650               Hartford Financial Services Group, Inc.                         5,881,447
         130,891               Prudential Financial, Inc.                                      8,594,303
         283,260               St. Paul Travelers Cos., Inc.                                  11,197,268
                                                                                        ----------------
                                                                                              54,415,033
                                                                                        ----------------
                               INTERNET: 0.9%
         429,850       @       Symantec Corp.                                                  9,344,939
                                                                                        ----------------
                                                                                               9,344,939
                                                                                        ----------------

                 See Accompanying Notes to Financial Statements

SHARES                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
                               LODGING: 0.4%
          59,790               Marriott Intl., Inc.                                     $      4,078,874
                                                                                        ----------------
                                                                                               4,078,874
                                                                                        ----------------
                               MEDIA: 4.3%
         448,910       @       Clear Channel
                                  Communications, Inc.                                        13,884,786
         948,780       @       Time Warner, Inc.                                              15,854,114
         228,610               Viacom, Inc.                                                    7,320,092
         421,120               Walt Disney Co.                                                10,603,802
                                                                                        ----------------
                                                                                              47,662,794
                                                                                        ----------------
                               MINING: 0.8%
         226,940               Newmont Mining Corp.                                            8,857,468
                                                                                        ----------------
                                                                                               8,857,468
                                                                                        ----------------
                               MISCELLANEOUS MANUFACTURING: 2.7%
         419,900               General Electric Co.                                           14,549,535
          73,080      @@       Ingersoll-Rand Co. Ltd.                                         5,214,258
         138,500      @@       Siemens AG ADR                                                 10,062,025
                                                                                        ----------------
                                                                                              29,825,818
                                                                                        ----------------
                               OIL AND GAS: 5.7%
         227,760      @@       BP PLC ADR                                                     14,207,669
         217,440               ConocoPhillips                                                 12,500,626
         175,560               Exxon Mobil Corp.                                              10,089,433
         231,850      @@       Royal Dutch Petroleum
                                  Co. ADR                                                     15,047,064
         129,850               Valero Energy Corp.                                            10,272,434
                                                                                        ----------------
                                                                                              62,117,226
                                                                                        ----------------
                               OIL AND GAS SERVICES: 1.3%
         192,530               Schlumberger Ltd.                                              14,620,728
                                                                                        ----------------
                                                                                              14,620,728
                                                                                        ----------------
                               PHARMACEUTICALS: 7.7%
         810,580               Bristol-Myers Squibb Co.                                       20,248,288
         173,570               Eli Lilly & Co.                                                 9,669,585
         123,500      @@       GlaxoSmithKline PLC ADR                                         5,990,985
         244,420      @@       Roche Holdings AG ADR                                          15,473,008
         196,010      @@       Sanofi-Aventis ADR                                              8,034,450
         738,670               Schering-Plough Corp.                                          14,079,050
         231,960               Wyeth                                                          10,322,220
                                                                                        ----------------
                                                                                              83,817,586
                                                                                        ----------------
                               PIPELINES: 0.5%
         310,900               Williams Cos., Inc.                                             5,907,100
                                                                                        ----------------
                                                                                               5,907,100
                                                                                        ----------------
                               RETAIL: 2.7%
         157,590       @       Kohl's Corp.                                                    8,810,857
         112,100               McDonald's Corp.                                                3,110,775
         100,640               Target Corp.                                                    5,475,822
         251,800               Wal-Mart Stores, Inc.                                          12,136,760
                                                                                        ----------------
                                                                                              29,534,214
                                                                                        ----------------
                               SEMICONDUCTORS: 1.4%
         341,360               Intel Corp.                                                     8,895,842
         610,700       @       Micron Technology, Inc.                                         6,235,247
                                                                                        ----------------
                                                                                              15,131,089
                                                                                        ----------------
                               TELECOMMUNICATIONS: 3.9%
         224,220      @@       France Telecom SA ADR                                           6,533,771
         605,910               Motorola, Inc.                                                 11,063,916
         232,100       @       Nextel Communications, Inc.                                     7,499,151
         264,990               Sprint Corp.                                             $      6,648,599
         313,950               Verizon Communications, Inc.                                   10,846,973
                                                                                        ----------------
                                                                                              42,592,410
                                                                                        ----------------
                               TRANSPORTATION: 0.3%
         119,040               Norfolk Southern Corp.                                          3,685,478
                                                                                        ----------------
                                                                                               3,685,478
                                                                                        ----------------
                               Total Common Stock
                                  (Cost $660,579,499)                                        687,754,403
                                                                                        ----------------

PREFERRED STOCK: 5.5%
                               ADVERTISING: 0.0%
           4,150               Interpublic Group of Cos., Inc.                                   186,335
                                                                                        ----------------
                                                                                                 186,335
                                                                                        ----------------
                               AEROSPACE/DEFENSE: 0.0%
           1,230               Coltec Capital Trust                                               60,270
                                                                                        ----------------
                                                                                                  60,270
                                                                                        ----------------
                               AIRLINES: 0.0%
           2,310               Continental Airlines Finance
                                  Trust II                                                        52,553
                                                                                        ----------------
                                                                                                  52,553
                                                                                        ----------------
                               CHEMICALS: 0.0%
           5,550               Huntsman Corp.                                                    255,855
                                                                                        ----------------
                                                                                                 255,855
                                                                                        ----------------
                               COMMERCIAL SERVICES: 0.1%
          38,400               United Rentals Trust I                                          1,612,800
                                                                                        ----------------
                                                                                               1,612,800
                                                                                        ----------------
                               HEALTHCARE-PRODUCTS: 0.6%
         113,250               Baxter Intl., Inc.                                              6,261,593
                                                                                        ----------------
                                                                                               6,261,593
                                                                                        ----------------
                               HOUSEWARES: 0.2%
          54,971               Newell Financial Trust I                                        2,411,853
                                                                                        ----------------
                                                                                               2,411,853
                                                                                        ----------------
                               INSURANCE: 1.1%
         117,350               Chubb Corp.                                                     3,723,515
          56,850               Conseco, Inc.                                                   1,563,375
          38,350               St Paul Travelers Cos., Inc.                                    2,649,985
          83,650               Travelers Property Casualty Corp.                               1,872,087
          59,950               UnumProvident Corp.                                             2,155,802
                                                                                        ----------------
                                                                                              11,964,764
                                                                                        ----------------
                               MEDIA: 0.2%
          27,920       @       Tribune Co.                                                     2,387,160
                                                                                        ----------------
                                                                                               2,387,160
                                                                                        ----------------
                               OIL AND GAS: 0.6%
          67,300               Ameranda Hess Corp.                                             6,166,699
                                                                                        ----------------
                                                                                               6,166,699
                                                                                        ----------------
                               PHARMACEUTICALS: 0.8%
          56,650               Omnicare, Inc.                                                  3,285,700
         109,650               Schering-Plough Corp.                                           5,589,957
                                                                                        ----------------
                                                                                               8,875,657
                                                                                        ----------------
                               PIPELINES: 0.6%
           1,900       #       El Paso Corp.                                                   2,025,400

                 See Accompanying Notes to Financial Statements

SHARES                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
                               PIPELINES (CONTINUED)
         105,000               El Paso Energy Capital Trust I                           $      3,995,250
                                                                                        ----------------
                                                                                               6,020,650
                                                                                        ----------------
                               SAVINGS AND LOANS: 0.1%
          13,600               Sovereign Capital Trust II                                        601,800
                                                                                        ----------------
                                                                                                 601,800
                                                                                        ----------------
                               SOFTWARE: 0.3%
           3,300               Lucent Technologies Capital Trust I                             3,211,725
                                                                                        ----------------
                                                                                               3,211,725
                                                                                        ----------------
                               SOVEREIGN: 0.9%
             101               Fannie Mae                                                      9,807,554
                                                                                        ----------------
                                                                                               9,807,554
                                                                                        ----------------
                               Total Preferred Stock
                                  (Cost $57,826,962)                                          59,877,268
                                                                                        ----------------

PRINCIPAL
AMOUNT                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 7.3%
                               AIRLINES: 0.2%
$      1,184,000               AMR Corp., 4.250%,
                                  due 09/23/23                                                 1,030,080
         956,000               Continental Airlines, Inc.,
                                  4.500%, due 02/01/07                                           826,940
                                                                                        ----------------
                                                                                               1,857,020
                                                                                        ----------------
                               BIOTECHNOLOGY: 0.5%
       6,196,000               Amgen, Inc., 1.350%,
                                  due 03/01/32                                                 4,538,570
       1,200,000               Chiron Corp., 2.750%,
                                  due 06/30/34                                                 1,149,000
         210,000               Enzon Pharmaceuticals, Inc.,
                                  4.500%, due 07/01/08                                           186,375
                                                                                        ----------------
                                                                                               5,873,945
                                                                                        ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 1.2%
       5,800,000               Goldman Sachs Group, Inc.,
                                  2.000%, due 02/02/12                                         5,763,402
       7,800,000               Lehman Brothers Holdings,
                                  Inc., 1.500%, due 03/23/12                                   7,419,749
                                                                                        ----------------
                                                                                              13,183,151
                                                                                        ----------------
                               ELECTRIC: 0.1%
       1,600,000               Calpine Corp., 4.750%, due 11/15/23                             1,152,000
                                                                                        ----------------
                                                                                               1,152,000
                                                                                        ----------------
                               ELECTRONICS: 0.1%
         937,000               Agilent Technologies, Inc.,
                                  3.000%, due 12/01/21                                           928,801
                                                                                        ----------------
                                                                                                 928,801
                                                                                        ----------------
                               FOOD: 1.0%
      14,800,000               General Mills, Inc., 2.000%,
                                  due 10/28/22                                                10,508,000
       2,485,000               SUPERVALU, Inc., 7.100%,
                                  due 11/02/31                                                   857,325
                                                                                        ----------------
                                                                                              11,365,325
                                                                                        ----------------
                               FOREST PRODUCTS AND PAPER: 0.3%
$      5,350,000               International Paper Co.,
                                  5.050%, due 06/20/21                                  $      2,942,500
                                                                                        ----------------
                                                                                               2,942,500
                                                                                        ----------------
                               HEALTHCARE-PRODUCTS: 0.5%
       1,263,000               Edwards Lifesciences Corp.,
                                  3.875%, due 05/15/33                                         1,278,788
       3,960,000               Medtronic, Inc., 1.250%, due 09/15/21                           3,945,150
                                                                                        ----------------
                                                                                               5,223,938
                                                                                        ----------------
                               INTERNET: 0.1%
       1,440,000               Amazon.com, Inc., 4.750%, due 02/01/09                          1,386,000
                                                                                        ----------------
                                                                                               1,386,000
                                                                                        ----------------
                               MEDIA: 0.2%
       1,031,000               EchoStar Communications
                                  Corp., 5.750%, due 05/15/08                                  1,028,423
       1,615,000               Sinclair Broadcast Group, Inc.,
                                  6.000%, due 09/15/12                                         1,360,637
                                                                                        ----------------
                                                                                               2,389,060
                                                                                        ----------------
                               OIL AND GAS SERVICES: 0.6%
       4,512,000               Halliburton Co., 3.125%, due 07/15/23                           6,260,400
                                                                                        ----------------
                                                                                               6,260,400
                                                                                        ----------------
                               PACKAGING AND CONTAINERS: 0.2%
       2,070,000       #       Sealed Air Corp., 3.000%, due 06/30/33                          2,057,063
                                                                                        ----------------
                                                                                               2,057,063
                                                                                        ----------------
                               PHARMACEUTICALS: 0.7%
         847,000               Alpharma, Inc., 3.000%, due 06/01/06                            1,079,925
       3,438,000               Teva Pharmaceutical Finance
                                  LLC, 0.500%, due 02/01/24                                    3,386,430
       3,512,000               Watson Pharmaceuticals, Inc.,
                                  1.750%, due 03/15/23                                         3,274,940
                                                                                        ----------------
                                                                                               7,741,295
                                                                                        ----------------
                               PIPELINES: 0.4%
       8,807,000               El Paso Corp., 5.360%, due 02/28/21                             4,755,780
                                                                                        ----------------
                                                                                               4,755,780
                                                                                        ----------------
                               SEMICONDUCTORS: 0.8%
       3,800,000               Advanced Micro Devices, Inc.,
                                  4.750%, due 02/01/22                                         3,785,750
       4,601,000               Micron Technology, Inc.,
                                  2.500%, due 02/01/10                                         4,612,503
                                                                                        ----------------
                                                                                               8,398,253
                                                                                        ----------------
                               TELECOMMUNICATIONS: 0.4%
       5,006,000      @@       Nortel Networks Corp.,
                                  4.250%, due 09/01/08                                         4,693,125
                                                                                        ----------------
                                                                                               4,693,125
                                                                                        ----------------
                               Total Convertible Corporate
                                  Bonds (Cost $80,813,034)                                    80,207,656
                                                                                        ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS/NOTES: 5.4%
                               AEROSPACE/DEFENSE: 0.0%
$         75,000       C       Raytheon Co., 6.150%,
                                  due 11/01/08                                          $         79,198
          12,000       C       Raytheon Co., 8.300%,
                                  due 03/01/10                                                    13,920
         400,000       C       United Technologies Corp.,
                                  4.375%, due 05/01/10                                           404,135
                                                                                        ----------------
                                                                                                 497,253
                                                                                        ----------------
                               AGRICULTURE: 0.1%
         400,000               Altria Group, Inc., 7.000%,
                                  due 11/04/13                                                   448,357
         160,000               Altria Group, Inc., 7.750%,
                                  due 01/15/27                                                   192,681
                                                                                        ----------------
                                                                                                 641,038
                                                                                        ----------------
                               AIRLINES: 0.1%
         472,439               America West Airlines, Inc.,
                                  7.100%, due 04/02/21                                           500,600
         125,000               Southwest Airlines Co.,
                                  5.496%, due 11/01/06                                           127,198
                                                                                        ----------------
                                                                                                 627,798
                                                                                        ----------------
                               AUTO MANUFACTURERS: 0.1%
         160,000               DaimlerChrysler Corp., 7.300%,
                                  due 01/15/12                                                   179,024
         325,000               DaimlerChrysler Corp., 7.750%,
                                  due 01/18/11                                                   367,277
          90,000               Ford Motor Co., 7.450%,
                                  due 07/16/31                                                    75,326
          90,000       C       General Motors Corp., 7.125%,
                                  due 07/15/13                                                    81,000
         320,000       C       General Motors Corp., 8.375%,
                                  due 07/15/33                                                   268,800
                                                                                        ----------------
                                                                                                 971,427
                                                                                        ----------------
                               BANKS: 0.3%
         750,000               Bank of America Corp., 3.375%,
                                  due 02/17/09                                                   731,558
         175,000               Bank One Corp., 6.000%,
                                  due 02/17/09                                                   184,596
         225,000               FleetBoston Financial Corp.,
                                  7.250%, due 09/15/05                                           226,592
         750,000               Marshall & Ilsley Bank, 3.800%,
                                  due 02/08/08                                                   744,484
         125,000               Sovereign Bank, 4.000%,
                                  due 02/01/08                                                   123,962
         425,000               The Bank of New York Co., Inc.,
                                  3.800%, due 02/01/08                                           421,819
          75,000               The Bank of New York Co., Inc.,
                                  5.200%, due 07/01/07                                            76,464
         850,000               Wachovia Corp., 3.625%,
                                  due 02/17/09                                                   836,450
                                                                                        ----------------
                                                                                               3,345,925
                                                                                        ----------------
                               BEVERAGES: 0.1%
         500,000     @@,#      FBG Finance Ltd., 5.125%,
                                  due 06/15/15                                                   502,925
         490,000      #,C      Miller Brewing Co., 4.250%,
                                  due 08/15/08                                                   488,215
                                                                                        ----------------
                                                                                                 991,140
                                                                                        ----------------
                               BIOTECHNOLOGY: 0.5%
$      1,020,000       C       Chiron Corp., 1.625%,
                                  due 08/01/33                                          $        951,150
       1,573,000      #,C      Chiron Corp., 2.750%,
                                  due 06/30/34                                                 1,506,147
       3,537,000       C       MedImmune, Inc., 1.000%,
                                  due 07/15/23                                                 3,391,098
                                                                                        ----------------
                                                                                               5,848,395
                                                                                        ----------------
                               DIVERSIFIED FINANCIAL SERVICES: 1.7%
       1,275,000       #       AIG SunAmerica Global
                                  Financing VI, 6.300%,
                                  due 05/10/11                                                 1,391,323
       4,100,000       C       American Express Co., 1.850%,
                                  due 12/01/33                                                 4,171,750
         730,000               American General Finance
                                  Corp., 4.625%, due 05/15/09                                    734,374
          15,000               American General Finance
                                  Corp., 4.625%, due 09/01/10                                     15,088
          80,000       C       AXA Financial, Inc., 6.500%,
                                  due 04/01/08                                                    84,763
         690,000               Caterpillar Financial Services
                                  Corp., 3.625%, due 11/15/07                                    681,726
         125,000               CIT Group, Inc., 2.875%,
                                  due 09/29/06                                                   123,279
         100,000               CIT Group, Inc., 3.650%,
                                  due 11/23/07                                                    98,650
         100,000               CIT Group, Inc., 7.375%,
                                  due 04/02/07                                                   105,398
       1,160,000               Citigroup, Inc., 5.625%,
                                  due 08/27/12                                                 1,240,857
         250,000               Citigroup, Inc., 6.000%,
                                  due 02/21/12                                                   273,379
         425,000               Citigroup, Inc., 6.500%,
                                  due 01/18/11                                                   469,790
         645,000               Countrywide Home Loans,
                                  Inc., 3.250%, due 05/21/08                                     626,696
         600,000       #       Farmers Exchange Capital,
                                  7.050%, due 07/15/28                                           650,754
         355,000               Ford Motor Credit Co.,
                                  7.250%, due 10/25/11                                           342,028
         250,000               Ford Motor Credit Co.,
                                  7.375%, due 10/28/09                                           244,518
         250,000               General Electric Capital Corp.,
                                  4.250%, due 12/01/10                                           249,366
         175,000               General Electric Capital Corp.,
                                  4.750%, due 09/15/14                                           178,131
         200,000               General Electric Capital Corp.,
                                  5.875%, due 02/15/12                                           216,565
         425,000       C       General Electric Capital Corp.,
                                  6.750%, due 03/15/32                                           526,244
          45,000               General Motors Acceptance
                                  Corp., 4.500%, due 07/15/06                                     44,395
         350,000               Goldman Sachs Group, Inc.,
                                  5.250%, due 10/15/13                                           361,771
         150,000               Goldman Sachs Group, Inc.,
                                  6.600%, due 01/15/12                                           166,935
         125,000               HSBC Finance Corp., 4.125%,
                                  due 12/15/08                                                   124,296
         160,000               HSBC Finance Corp., 4.125%,
                                  due 11/16/09                                                   158,427
          50,000               HSBC Finance Corp., 5.875%,
                                  due 02/01/09                                                    52,527

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
                               DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$         75,000               HSBC Finance Corp., 6.375%,
                                  due 10/15/11                                          $         82,107
         150,000               HSBC Finance Corp., 6.400%,
                                  due 06/17/08                                                   158,976
         775,000               HSBC Finance Corp., 6.750%,
                                  due 05/15/11                                                   861,261
          50,000               HSBC Finance Corp., 8.000%,
                                  due 07/15/10                                                    57,754
         425,000               J.P. Morgan Chase & Co.,
                                  6.750%, due 02/01/11                                           470,557
          75,000       #       John Hancock Global Funding II,
                                  7.900%, due 07/02/10                                            87,311
         225,000               MBNA America Bank, National
                                  Association, 7.125%,
                                  due 11/15/12                                                   259,077
         510,000               MBNA Corp., 3.640%,
                                  due 05/05/08                                                   513,408
         565,000               MBNA Corp., 6.125%,
                                  due 03/01/13                                                   616,641
         645,000     @@,#      Nationwide Building Society,
                                  4.250%, due 02/01/10                                           644,055
         455,000      #,C      Residential Capital Corp.,
                                  6.375%, due 06/30/10                                           457,672
         405,000               SLM Corp., 4.000%,
                                  due 01/15/10                                                   400,487
         400,000               SLM Corp., 5.000%,
                                  due 10/01/13                                                   410,419
         165,000               Textron Financial Corp.,
                                  4.125%, due 03/03/08                                           164,902
         255,000    @@,#,C     Two-Rock Pass Through Trust,
                                  3.714%, due 02/11/50                                           253,103
                                                                                        ----------------
                                                                                              18,770,760
                                                                                        ----------------
                               ELECTRIC: 0.8%
         410,000       C       Arizona Public Service Co.,
                                  5.800%, due 06/30/14                                           441,211
          80,000       C       Arizona Public Service Co.,
                                  6.750%, due 11/15/06                                            82,721
         485,000       C       Carolina Power & Light Co.,
                                  5.125%, due 09/15/13                                           501,547
         225,000               CC Funding Trust I, 6.900%,
                                  due 02/16/07                                                   234,447
         260,000       C       Cincinnati Gas & Electric,
                                  5.700%, due 09/15/12                                           278,327
         110,000       C       Consumers Energy Co., 4.000%,
                                  due 05/15/10                                                   107,398
         175,000       C       Consumers Energy Co., 4.800%,
                                  due 02/17/09                                                   177,325
         435,000      #,C      Detroit Edison Co., 4.800%,
                                  due 02/15/15                                                   438,345
           5,000       C       Detroit Edison Co., 6.125%,
                                  due 10/01/10                                                     5,402
         175,000       C       Entergy Gulf States, Inc.,
                                  3.600%, due 06/01/08                                           171,431
         170,000       C       Entergy Gulf States, Inc.,
                                  3.730%, due 12/01/09                                           170,565
         320,000               FPL Group Capital, Inc., 3.250%,
                                  due 04/11/06                                                   318,461
           5,000       C       NiSource Finance Corp.,
                                  3.430%, due 11/23/09                                             5,025
         350,000       C       Pacific Gas & Electric Co.,
                                  6.050%, due 03/01/34                                           387,107
$        518,000               PG&E Corp., 9.500%,
                                  due 06/30/10                                          $      1,530,689
         120,000       C       Public Service Electric & Gas,
                                  5.375%, due 09/01/13                                           126,765
       2,590,000               Reliant Energy, Inc., 5.000%,
                                  due 08/15/10                                                 3,842,912
           5,000       C       Wisconsin Electric Power,
                                  3.500%, due 12/01/07                                             4,925
                                                                                        ----------------
                                                                                               8,824,603
                                                                                        ----------------
                               ELECTRICAL COMPONENTS AND
                                  EQUIPMENT: 0.0%
         250,000     @@,#      LG Electronics, Inc., 5.000%,
                                  due 06/17/10                                                   250,949
                                                                                        ----------------
                                                                                                 250,949
                                                                                        ----------------
                               ENVIRONMENTAL CONTROL: 0.0%
         150,000       C       Waste Management, Inc.,
                                  7.375%, due 08/01/10                                           167,917
                                                                                        ----------------
                                                                                                 167,917
                                                                                        ----------------
                               FOOD: 0.2%
         615,000       C       Albertson's, Inc., 7.450%,
                                  due 08/01/29                                                   702,412
         400,000               Kraft Foods, Inc., 5.625%,
                                  due 11/01/11                                                   424,894
         350,000       C       Kroger Co., 7.250%,
                                  due 06/01/09                                                   384,318
         260,000       C       Safeway, Inc., 7.250%,
                                  due 02/01/31                                                   302,014
                                                                                        ----------------
                                                                                               1,813,638
                                                                                        ----------------
                               GAS: 0.0%
         105,000               Sempra Energy, 4.621%,
                                  due 05/17/07                                                   105,543
                                                                                        ----------------
                                                                                                 105,543
                                                                                        ----------------
                               HEALTHCARE-SERVICES: 0.1%
         675,000       C       Aetna, Inc., 7.375%,
                                  due 03/01/06                                                   689,194
         360,000       C       Aetna, Inc., 7.875%,
                                  due 03/01/11                                                   420,700
                                                                                        ----------------
                                                                                               1,109,894
                                                                                        ----------------
                               HOLDING COMPANIES-DIVERSIFIED: 0.0%
          75,000       #       Hutchison Whampoa Intl. Ltd.,
                                  5.450%, due 11/24/10                                            77,601
         460,000       #       Hutchison Whampoa Intl. Ltd.,
                                  6.500%, due 02/13/13                                           500,319
                                                                                        ----------------
                                                                                                 577,920
                                                                                        ----------------
                               INSURANCE: 0.2%
         225,000       #       Farmers Insurance Exchange,
                                  8.625%, due 05/01/24                                           280,028
          75,000       C       John Hancock Financial
                                  Services, Inc., 5.625%,
                                  due 12/01/08                                                    78,419
         600,000       C       Marsh & McLennan Cos., Inc.,
                                  5.375%, due 07/15/14                                           598,718
         250,000               Nationwide Financial Services,
                                  6.250%, due 11/15/11                                           275,734
         490,000               St Paul Travelers Cos., Inc.,
                                  5.010%, due 08/16/07                                           496,354
                                                                                        ----------------
                                                                                               1,729,253
                                                                                        ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
                               LODGING: 0.1%
$        340,000      #,C      Hyatt Equities LLC, 6.875%,
                                  due 06/15/07                                          $        350,998
          10,000               Marriott International, Inc.,
                                  7.000%, due 01/15/08                                            10,633
         655,000               Marriott International, Inc.,
                                  7.875%, due 09/15/09                                           739,881
                                                                                        ----------------
                                                                                               1,101,512
                                                                                        ----------------
                               MEDIA: 0.2%
         175,000               Comcast Cable
                                  Communications, 6.375%,
                                  due 01/30/06                                                   177,486
         690,000       C       Comcast Cable
                                  Communications, 6.750%,
                                  due 01/30/11                                                   762,136
         350,000       C       Cox Communications, Inc.,
                                  7.750%, due 11/01/10                                           396,729
         370,000       C       Historic Tw, Inc., 6.625%,
                                  due 05/15/29                                                   413,573
         220,000               News America, Inc., 7.280%,
                                  due 06/30/28                                                   256,546
                                                                                        ----------------
                                                                                               2,006,470
                                                                                        ----------------
                               OIL AND GAS: 0.1%
         590,000               Pemex Project Funding Master
                                  Trust, 7.375%, due 12/15/14                                    663,160
         125,000               Pemex Project Funding Master
                                  Trust, 8.625%, due 02/01/22                                    154,375
         125,000               Pemex Project Funding Master
                                  Trust, 9.125%, due 10/13/10                                    146,688
         150,000    @@,#,C     Ras Laffan Liquefied Natural
                                  Gas Co. Ltd., 8.294%,
                                  due 03/15/14                                                   179,310
                                                                                        ----------------
                                                                                               1,143,533
                                                                                        ----------------
                               PACKAGING AND CONTAINERS: 0.0%
         575,000      #,C      Sealed Air Corp., 5.625%,
                                  due 07/15/13                                                   591,808
                                                                                        ----------------
                                                                                                 591,808
                                                                                        ----------------
                               PHARMACEUTICALS: 0.0%
         207,000       C       Valeant Pharmaceuticals Intl.,
                                  4.000%, due 11/15/13                                           178,279
                                                                                        ----------------
                                                                                                 178,279
                                                                                        ----------------
                               PIPELINES: 0.1%
         800,000       C       Consolidated Natural Gas Co.,
                                  5.000%, due 12/01/14                                           810,808
          40,000       C       Panhandle Eastern Pipe Line,
                                  2.750%, due 03/15/07                                            38,972
                                                                                        ----------------
                                                                                                 849,780
                                                                                        ----------------
                               REAL ESTATE: 0.1%
         285,000      @@       Brascan Corp., 7.125%,
                                  due 06/15/12                                                   321,049
         782,655       #       World Financial Properties,
                                  6.910%, due 09/01/13                                           848,521
                                                                                        ----------------
                                                                                               1,169,570
                                                                                        ----------------
                               RETAIL: 0.0%
          10,000       C       Federated Department Stores,
                                  6.900%, due 04/01/29                                            11,629
                                                                                        ----------------
                                                                                                  11,629
                                                                                        ----------------
                               SAVINGS AND LOANS: 0.1%
$        225,000               Washington Mutual Bank,
                                  5.500%, due 01/15/13                                  $        235,985
         360,000               Washington Mutual, Inc.,
                                  8.250%, due 04/01/10                                           413,864
                                                                                        ----------------
                                                                                                 649,849
                                                                                        ----------------
                               SEMICONDUCTORS: 0.1%
         825,000       C       Teradyne, Inc., 3.750%,
                                  due 10/15/06                                                   811,594
                                                                                        ----------------
                                                                                                 811,594
                                                                                        ----------------
                               TELECOMMUNICATIONS: 0.3%
         260,000       C       AT&T Wireless Services, Inc.,
                                  8.750%, due 03/01/31                                           365,552
         490,000      @@       Deutsche Telekom Intl.
                                  Finance BV, 8.750%,
                                  due 06/15/30                                                   665,510
         455,000    @@,+,C     France Telecom SA, 9.250%,
                                  due 03/01/31                                                   636,352
         185,000       C       Sprint Capital Corp., 8.750%,
                                  due 03/15/32                                                   258,160
          60,000     @@,C      Telecom Italia Capital SA,
                                  4.000%, due 11/15/08                                            59,140
       1,430,000    @@,#,C     Telecom Italia Capital SA,
                                  4.000%, due 01/15/10                                         1,390,911
                                                                                        ----------------
                                                                                               3,375,625
                                                                                        ----------------
                               TEXTILES: 0.0%
         192,000       C       Mohawk Industries, Inc.,
                                  7.200%, due 04/15/12                                           219,741
                                                                                        ----------------
                                                                                                 219,741
                                                                                        ----------------
                               TRANSPORTATION: 0.1%
         425,000       C       CSX Corp., 6.750%,
                                  due 03/15/11                                                   469,744
         250,000               FedEx Corp., 2.650%,
                                  due 04/01/07                                                   243,588
         585,000               Union Pacific Corp., 6.625%,
                                  due 02/01/08                                                   618,517
                                                                                        ----------------
                                                                                               1,331,849
                                                                                        ----------------
                               Total Corporate Bonds/Notes
                                  (Cost $59,557,828)                                          59,714,692
                                                                                        ----------------
U.S. TREASURY OBLIGATIONS: 12.1%
                               U.S. TREASURY STRIP: 0.5%
       3,375,000               4.370%, due 02/15/27                                            1,325,352
       2,700,000               6.730%, due 02/15/25                                            1,153,815
       8,125,000               6.840%, due 05/15/25                                            3,414,743
                                                                                        ----------------
                                                                                               5,893,910
                                                                                        ----------------
                               U.S. TREASURY BONDS: 2.4%
         475,000               5.500%, due 08/15/28                                              559,517
       6,610,000               6.125%, due 08/15/29                                            8,441,955
       1,325,000               6.250%, due 05/15/30                                            1,726,279
         400,000               6.375%, due 08/15/27                                              518,734
       1,600,000               7.625%, due 02/15/25                                            2,305,626
       3,175,000               8.125%, due 08/15/21                                            4,610,202
       1,925,000               8.750%, due 08/15/20                                            2,897,125
       2,200,000               9.000%, due 11/15/18                                            3,287,453
       2,275,000               9.375%, due 02/15/06                                            2,366,801
                                                                                        ----------------
                                                                                              26,713,692
                                                                                        ----------------

                 See Accompanying Notes to Financial Statements

PRINCIPAL
AMOUNT                                                                                       VALUE
--------------------------------------------------------------------------------------------------------
                               U.S. TREASURY NOTES: 9.2%
$     54,875,000               1.875%, due 01/31/06                                     $     54,407,739
       8,235,000               3.875%, due 02/15/13                                            8,247,550
      14,250,000               4.250%, due 08/15/13                                           14,610,710
       6,500,000               4.750%, due 11/15/08                                            6,717,347
       7,050,000               5.625%, due 02/15/06                                            7,149,419
       9,250,000               6.500%, due 08/15/05                                            9,291,964
                                                                                        ----------------
                                                                                             100,424,729
                                                                                        ----------------
                               Total U.S. Treasury Obligations
                                  (Cost $130,776,503)                                        133,032,331
                                                                                        ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.3%
                               AUTOMOBILE ASSET-BACKED SECURITIES: 1.0%
       1,175,000       C       Capital Auto Receivables
                                  Asset Trust, 4.050%,
                                  due 07/15/09                                                 1,177,200
         900,000       C       DaimlerChrysler Auto Trust,
                                  4.040%, due 09/08/09                                           901,499
         425,000       C       Ford Credit Auto Owner Trust,
                                  4.170%, due 01/15/09                                           426,281
       1,175,000       C       Harley-Davidson Motorcycle
                                  Trust, 3.760%, due 12/17/12                                  1,168,601
         825,000       C       Harley-Davidson Motorcycle
                                  Trust, 4.070%, due 02/15/12                                    826,176
         325,000       C       Honda Auto Receivables
                                  Owner Trust, 3.930%,
                                  due 01/15/09                                                   324,907
       1,275,000       C       Merrill Auto Trust
                                  Securitization, 4.100%,
                                  due 08/25/09                                                 1,275,797
       1,300,000       C       Nissan Auto Receivables
                                  Owner Trust, 3.990%,
                                  due 07/15/09                                                 1,300,996
         500,000       C       USAA Auto Owner Trust,
                                  3.160%, due 02/17/09                                           494,944
         680,000       C       USAA Auto Owner Trust,
                                  3.580%, due 02/15/11                                           674,427
       1,000,000       C       USAA Auto Owner Trust,
                                  3.900%, due 07/15/09                                           999,228
         425,000       C       Volkswagen Auto Lease Trust,
                                  3.820%, due 05/20/06                                           424,425
         625,000       C       Wachovia Auto Owner Trust,
                                  4.060%, due 09/21/09                                           626,297
         400,000       C       World Omni Auto Receivables
                                  Trust, 3.290%, due 11/12/08                                    396,843
                                                                                        ----------------
                                                                                              11,017,621
                                                                                        ----------------
                               CREDIT CARD ASSET-BACKED SECURITIES: 0.1%
       1,200,000       C       MBNA Credit Card Master
                                  Note Trust, 2.700%,
                                  due 09/15/09                                                 1,174,816
                                                                                        ----------------
                                                                                               1,174,816
                                                                                        ----------------
                               OTHER ASSET-BACKED SECURITIES: 0.2%
         850,000       C       Caterpillar Financial Asset Trust,
                                  3.900%, due 02/25/09                                           849,153
         400,000       C       CIT Equipment Collateral,
                                  3.500%, due 09/20/08                                           395,286
         400,000       C       CNH Equipment Trust, 4.020%,
                                  due 04/15/09                                                   400,245
                                                                                        ----------------
                                                                                               1,644,684
                                                                                        ----------------
                               Total Collateralized Mortgage
                                  Obligations (Cost
                                  $13,834,035)                                                13,837,121
                                                                                        ----------------
OTHER BONDS: 0.2%
                               SOVEREIGN: 0.2%
$        250,000               Mexico Government Intl.
                                  Bond, 8.000%, due 09/24/22                            $        306,875
         575,000               Mexico Government Intl.
                                  Bond, 8.300%, due 08/15/31                                     717,313
       1,000,000               Mexico Government Intl.
                                  Bond, 8.375%, due 01/14/11                                   1,166,500
                                                                                        ----------------
                               Total Other Bonds
                                  (Cost $2,109,324)                                            2,190,688
                                                                                        ----------------
                               Total Long-Term Investments
                                  (Cost $1,005,497,185)                                    1,036,614,159
                                                                                        ----------------
SHORT-TERM INVESTMENTS: 4.7%
                               FEDERAL HOME LOAN BANK: 4.7%
      51,500,000               Federal Home Loan Bank
                                  Discount Notes, 2.300%,
                                  due 07/01/05                                                51,496,710
                                                                                        ----------------
                               Total Short-Term Investments                                   51,496,710
                                  (Cost $51,500,000)
                                                                                        ----------------
                               TOTAL INVESTMENTS IN                             99.3%   $  1,088,110,869
                                  SECURITIES (COST
                                  $1,056,997,185)*
                               OTHER ASSETS AND
                                  LIABILITIES-NET                                0.7           7,307,034
                                                                               -----    ----------------
                               NET ASSETS                                      100.0%   $  1,095,417,903
                                                                               =====    ================

@     Non-income producing security
@@    Foreign issuer
ADR   American Depositary Receipt
STRIP Separate Trading of Registered Interest and Principal of Securities
+     Step-up basis bonds. Interest rates shown reflect current coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
C     Bond may be called prior to maturity date.
* Cost for federal income tax purposes is $1,059,080,376. Net unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                   $     42,988,062
                        Gross Unrealized Depreciation                                        (13,957,569)
                                                                                        ----------------
                        Net Unrealized Appreciation                                     $     29,030,493
                                                                                        ================

                 See Accompanying Notes to Financial Statements

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INVESTMENT ADVISER AND ADMINISTRATOR
ING Life Insurance and Annuity Company
151 Farmington Avenue
Hartford, Connecticut 06156

DISTRIBUTOR
ING Financial Advisers, LLC
151 Farmington Avenue
Hartford, Connecticut 06156
1-800-262-3862

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

BEFORE INVESTING, CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE VARIABLE UNIVERSAL LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. THIS AND OTHER INFORMATION IS CONTAINED IN THE PROSPECTUS FOR THE VARIABLE UNIVERSAL LIFE POLICY OR VARIABLE ANNUITY CONTRACT AND THE UNDERLYING VARIABLE INVESTMENT OPTIONS. OBTAIN THESE PROSPECTUSES FROM YOUR AGENT/REGISTERED REPRESENTATIVE AND READ THEM CAREFULLY BEFORE INVESTING.


[ING FUNDS LOGO]

                                                    VPSAR-UIPI     (0605-081705)